Prospectus

Administration
Shares

March 1, 2001

GOLDMAN SACHS FIXED INCOME FUND

■	Goldman Sachs Enhanced Income Fund

(LOGO OF GOLDMAN SACHS)
(LOGO OF GOLDMAN SACHS)
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Goldman Sachs Enhanced Income Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Enhanced Income Fund Is Not A Money Market Fund. Investors In This Fund Should Understand That The Net Asset Value (“NAV”) Of The Fund Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Fixed Income Investing Philosophy:
Active Management Within a Risk-Managed Framework
The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:

1. Sector Allocation—The Investment Adviser assesses the relative value of different investment sectors (such as U.S. government, U.S. and foreign corporate and asset-backed securities) to create investment strategies that meet the Fund’s objective.

2. Security Selection—In selecting securities for the Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

3. Yield Curve Strategies—The Investment Adviser adjusts the term structure of the Fund based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation.

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

The Fund described in this Prospectus has a target duration. The Fund’s duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration.

The Fund also has credit rating requirements for the securities it buys. The Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Fund if determined by the Investment Adviser to be of comparable quality. If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.

Fund Investment Objective and Strategies

Goldman Sachs Enhanced Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = 9 month U.S. Treasury Bill plus or minus 3 months

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	Security Minimum = A Portfolio Weighted Average = AA

Benchmarks:	Six-Month and One-Year U.S. Treasury Security

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, primarily in a portfolio of fixed income securities, including non-mortgage U.S. Government Securities, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund will not invest in securities with remaining maturities of more than 5 years (excluding Treasury Securities deliverable into futures transactions). The Fund may invest across a broad range of high-grade fixed income sectors with an emphasis on the preservation of capital and liquidity. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities. The Investment Adviser will then use futures contracts and options on futures contracts to manage the Fund’s target duration in accordance with its benchmark.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual and semi-annual reports. For more information see Appendix A.

10  Percent of total assets (italic type)
10  Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Enhanced Income Fund

Investment Practices

Borrowings	33 1 /3

Credit and Interest Rate Swaps*	•

Financial Futures Contracts	•

Interest Rate Floors, Caps and Collars	•

Options (including Options on Futures)	•

Repurchase Agreements**	•

Securities Lending	33 1 /3

When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	The Fund may enter into repurchase agreements collateralized by securities issued by foreign governments.

OTHER INVESTMENT PRACTICES AND SECURITIES

10  Percent of total assets (italic type)
10  Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Enhanced Income Fund

Investment Securities

Asset-Backed Securities	•

Convertible Securities	•

Corporate Debt Obligations	•

Floating and Variable Rate Obligations	•

Preferred Stock	•

Foreign Securities***	•

Structured Securities*	•

U.S. Government Securities	•

***	Non-Dollar securities not permitted.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

• Applicable
— Not Applicable

Enhanced Income Fund

NAV	•

Interest Rate	•

Credit/Default	•

Call	•

Extension	•

Derivatives	•

U.S. Government Securities	•

Market	•

Management	•

Liquidity	•

Foreign	•

PRINCIPAL RISKS OF THE FUNDS

The Fund:

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.
■
Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.
■
Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

■
Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

■
Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative investments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

■
U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

■
Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Liquidity Risk—The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) may invest a percentage of their assets in the Fund and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in the Fund may further increase liquidity risk and may impact the Fund’s NAV.

■
Foreign Risk—The Fund will be subject to risks of loss with respect to its foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUND HAS PERFORMED

The Fund commenced operations on August 2, 2000. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold Administration Shares of the Fund.

Enhanced Income Fund

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [1]

Management Fees [2]	0.25%
Other Expenses	1.05%
Administration Fees [3]	0.25%
All Other Expenses [4]	0.80%

Total Fund Operating Expenses*	1.30%

See page 11 for all other footnotes.
* As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.
Enhanced Income Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.20%
Other Expenses	0.30%
Administration Fees[3]	0.25%
All Other Expenses[4]	0.05%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.50%

FUND FEES AND EXPENSES

[1]	The annual operating expenses for the Fund are estimated for the current year.
[2]
The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Enhanced Income Fund equal to 0.05% of such Fund’s average daily net assets. As a result of fee waivers, the current management fees of the Fund is 0.20%, of such Fund’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.

[3]
Service Organizations may charge other fees to their customers who are beneficial owners of Administration Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[4]
Estimated “All Other Expenses” include transfer agency fees and expenses equal to 0.04% of the average daily net assets of the Fund’s Administration Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” of the Fund (excluding management fees, transfer agency fees and expenses, administration fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of the Fund’s average daily net assets:

Fund	Other Expenses

Enhanced Income	0.01%

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Administration Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Enhanced Income	$132	$412	N/A	N/A

Service Organizations that invest in Administration Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Administration Shares may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	Enhanced Income
32 Old Slip
New York, New York 10005

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.7 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:
■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

	Contractual Rate	Actual Annualized Rate for the Fiscal Period Ended October 31, 2000

Enhanced Income	0.25%	0.20%

The difference, if any between the stated fees paid by the Fund reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations at its discretion.

FUND MANAGERS

Fixed Income Portfolio Management Team
■	The fixed-income portfolio management team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $52.6 billion in fixed-income assets for retail, institutional and high net worth clients

U.S. Fixed Income-Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Jonathan A. Beinner Managing Director and Co-Head U.S. Fixed Income	Senior Portfolio Manager— Enhanced Income	Since 2000	Mr. Beinner joined the Investment Adviser in 1990. He became a portfolio manager in 1992.

James B. Clark Vice President	Portfolio Manager— Enhanced Income	Since 2000	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

Peter A. Dion Vice President	Portfolio Manager— Enhanced Income	Since 2000	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

SERVICE PROVIDERS

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

James P. McCarthy Vice President	Portfolio Manager— Enhanced Income	Since 2000	Mr. McCarthy joined the
Investment Adviser in 1995 as a
portfolio manager after working
four years at Nomura Securities,
where he was an assistant vice
president and an adjustable rate
mortgage trader.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

The Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid as follows:
	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid

Enhanced Income	Daily	Monthly	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital.

At the time of an investor’s purchase of shares of the Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Administration Shares.

HOW TO BUY SHARES

How Can I Purchase Administration Shares Of The Fund?

Generally, Administration Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Administration Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Fund on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Administration Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (the Fund’s custodian) on the next business day; or
■
Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Administration Shares:
■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers

In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■
The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to an administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Administration Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Fund?

The Fund does not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■
Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Administration Shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of the Fund.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

The Fund may allow Service Organizations to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Administration Shares is determined by the Fund’s NAV. The Fund calculates NAV as follows:

(Value of Assets of the Class)
– (Liabilities of the Class)
NAV =
Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

■
NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). This occurs after the determination, if any, of income declared as a dividend. Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Fund receives your order in proper form.

■	When you sell shares, you receive the NAV next calculated after the Fund receives your order in proper form.
■
On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

■	The Fund reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the Securities and Exchange Commission.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will normally not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

When Will Shares Be Issued And Dividends Begin To Be Paid?
■	Shares Purchased by Federal Funds Wire:
■
If a purchase order in proper form specifies a settlement date and is received before the Fund’s NAV is determined that day, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or (ii) the day that the federal funds wire is received by State Street.

■	If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

SHAREHOLDER GUIDE

■	Shares Purchased by Check or Federal Reserve Draft:
■
If a purchase order in proper form specifies a settlement date and is received before the Fund’s NAV is determined that day, shares will be issued and dividends will begin to accrue on the business day after payment is received.

■	If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

HOW TO SELL SHARES

How Can I Sell Administration Shares Of The Fund?

Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Fund. Generally, the Fund will redeem its Administration Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds
4900 Sears Tower
Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550
(8:00 a.m. to 4:00 p.m. New York time)

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.

■
Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: The Fund will arrange for redemption proceeds to be wired as federal funds to the bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■
Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Administration Shares of the Fund earn dividends declared on the day the shares are redeemed.

SHAREHOLDER GUIDE

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■
Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:
■
Redeem the Administration Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Fund will not redeem Administration Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund shares. No interest will accrue on amounts represented by uncashed distributions or redemption checks.

Can I Exchange My Investment From One Fund To Another?

A Service Organization may exchange Administration Shares of the Fund at NAV for Administration Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to:
Goldman Sachs Funds
4900 Sears Tower
Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550
(8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■
All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.
■
Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER GUIDE

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types of Reports Will Be Sent Regarding Investments in Administration Shares?

Service Organizations will receive from the Fund annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although some asset-backed securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in asset-backed securities. For example, car owners have the option to prepay their car loans. Therefore, the duration of a security backed by auto loans can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new auto loans fall sufficiently below the interest rates on existing outstanding auto loans, the rate of prepayment would be expected to increase. Conversely, if auto loan interest rates rise above the interest rates on existing outstanding auto loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rate.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective and all investment policies not specifically designated as fundamental are non-fundamen tal and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated A or higher by Standard & Poor’s or Moody’s are considered “high grade.” A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, is determined by the Investment Adviser to be of comparable credit quality.

Risks of Derivative Investments. The Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars and structured securities involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with domestic investments. Foreign investments may be affected by changes in foreign or U.S. laws or restrictions applicable to such investments.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

APPENDIX A

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts. The Fund may invest in custodial receipts. Interests in U.S. Government Securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Corporate Debt Obligations; Convertible Securities. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks, financial institutions and other entities. The Fund may also invest in other short-term obligations payable in U.S. Dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securi ties in which the Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Zero Coupon Bonds. The Fund may invest in zero coupon bonds. Such bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

APPENDIX A

Futures contracts and related options present the following risks:
■
While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of the Fund (including the loan collateral).

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities, or capital loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings. The Fund can borrow money from banks with banks in amounts not exceeding one-third of its total assets. The Fund may not make additional investments if borrowings exceed 5% of its total assets. Borrowings involve leverage. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities.

Interest Rate Swaps, Credit Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values or interest rates the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. The Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

Preferred Stock. The Fund may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

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Appendix B
Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance from its commencement of operations (August 2, 2000) to October 31, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended October 31, 2000 has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

ENHANCED INCOME FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income[c]	Net realized and unrealized gain (loss)	Total from investment operations

For the Period Ended October 31,

2000 - Class A Shares (commenced August 2, 2000)	$10.00	$0.11	$0.06	$0.17

2000 - Institutional Shares (commenced August 2, 2000)	10.00	0.16	0.01	0.17

2000 - Administration Shares (commenced August 2, 2000)	10.00	0.15	0.02	0.17

a
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account. Total returns for less than one full year are not annualized.

b	Annualized.
c	Calculated based on the average shares outstanding methodology.

APPENDIX B

	Distribution to shareholders
From net investment income	In excess of net investment income	Total Distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets[b]

$(0.15)	$(0.02)	$(0.17)	$10.00	1.66%	$12,336	0.65%

(0.15)	(0.02)	(0.17)	10.00	1.76	156,525	0.25

(0.17)	—	(0.17)	10.00	1.68	2	0.50

ENHANCED INCOME FUND (continued)

		Ratios assuming no reduction
	Ratio of net investment income to average net assets[b]	Ratio of expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Portfolio turnover rate

For the Period Ended October 31,

2000 - Class A Shares (commenced August 2, 2000)	4.52%	1.77%	3.40%	30.60%

2000 - Institutional Shares (commenced August 2, 2000)	6.49	1.37	5.37	30.60

2000 - Administration Shares (commenced August 2, 2000)	6.13	1.62	5.01	30.60

a
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account. Total returns for less than one full year are not annualized.

b	Annualized.
c	Calculated based on the average shares outstanding methodology.

Index

1	General Investment Management Approach

3	Fund Investment Objective and Strategies

	3	Goldman Sachs Enhanced Income Fund

4	Other Investment Practices and Securities

6	Principal Risks of the Fund

9	Fund Performance

10	Fund Fees and Expenses

13	Service Providers

16	Dividends

17	Shareholder Guide

	17	How to Buy Shares

	21	How to Sell Shares

26	Taxation

28	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

40	Appendix B Financial Highlights

Fixed Income Fund
Prospectus (Administration Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:
By telephone – Call 1-800-621-2550
By mail – Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Fund’s documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-5349.
FIPROADMIN

Prospectus

Class A, B and C Shares

March 1, 2001

GOLDMAN SACHS FIXED INCOME FUNDS

■	Goldman Sachs Enhanced Income Fund

■	Goldman Sachs Adjustable Rate Government Fund

■	Goldman Sachs Short Duration Government Fund

■	Goldman Sachs Short Duration Tax-Free Fund

■	Goldman Sachs Government Income Fund

■	Goldman Sachs Municipal Income Fund

■	Goldman Sachs Core Fixed Income Fund

■	Goldman Sachs Global Income Fund

■	Goldman Sachs High Yield Municipal Fund

■	Goldman Sachs High Yield Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Enhanced Income, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are each referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Fixed Income Investing Philosophy:
Active Management Within a Risk-Managed Framework
The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:

1. Sector Allocation—The Investment Adviser assesses the relative value of different investment sectors (such as U.S. corporate, asset-backed and mortgage-backed securities) to create investment strategies that meet each Fund’s objectives.

2. Security Selection—In selecting securities for each Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

3. Yield Curve Strategies—The Investment Adviser adjusts the term structure of the Funds based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

Fund Investment Objectives
and Strategies

Goldman Sachs Enhanced Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = 9 month U.S. Treasury Bill plus or minus 3 months

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	Security Minimum = A Portfolio Weighted Average = AA

Benchmarks:	Six-Month and One-Year U.S. Treasury Security

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, primarily in a portfolio of fixed income securities, including non-mortgage U.S. Government Securities, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund will not invest in securities with remaining maturities of more than 5 years (excluding Treasury Securities deliverable into futures transactions). The Fund may invest across a broad range of high-grade fixed income sectors with an emphasis on the preservation of capital and liquidity. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities. The Investment Adviser will then use futures contracts and options on futures contracts to manage the Fund’s target duration in accordance with its benchmark.

The Enhanced Income Fund Is Not A Money Market Fund. Investors In This Fund Should Understand That The Net Asset Value (“NAV”) Of The Fund Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Adjustable Rate Government Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Six-Month to One-Year U.S. Treasury Security Maximum = 2 years

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities

Benchmarks:	Six-Month and One-Year U.S. Treasury Security

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund’s assets (up to 35%) may be invested in other U.S. Government Securities, including:

■	Fixed rate mortgage pass-through securities
■	Other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans (“Mortgage-Backed Securities”)
■	Repurchase agreements collateralized by U.S. Government Securities

Substantially all of the Fund’s assets will be invested in U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Short Duration Government Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Two-Year U.S. Treasury Security plus or minus 0.5 years Maximum = 3 years

Expected Approximate Interest Rate Sensitivity:	2-year U.S. Treasury note

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities

Benchmark:	Two-Year U.S. Treasury Security

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund’s assets will be invested in U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Short Duration Tax-Free Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Three-Year Municipal Bond Index plus or minus 0.5 years Maximum = 4 years

Expected Approximate Interest Rate Sensitivity:	3-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Three-Year Municipal Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s net assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Government Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Mutual Fund Government/Mortgage Index plus or minus 1 year Maximum = 6 years

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	U.S. Government Securities; non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Mutual Fund Government/Mortgage Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund’s assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, asset-backed securities and corporate securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Municipal Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus one year Maximum = 12 years

Expected Approximate Interest Rate Sensitivity:	15-year municipal bond

Credit Quality:	Minimum = BBB/Baa at the time of purchase; Weighted Average = A Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Municipal Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Core Fixed Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Bond Index plus or minus one year Maximum = 6 years

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:
Minimum = BBB or Baa; Minimum for non-U.S. dollar denominated securities = AA or Aa
Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities and asset-backed securities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund’s investments in non-U.S. dollar denominated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Global
Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years Maximum = 7.5 years

Expected Approximate Interest Rate Sensitivity:	6-year government bond

Credit Quality:
Minimum = BBB or Baa at time of purchase; at least 50% of total assets = AAA or Aaa
Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	J.P. Morgan Global Government Bond Index (hedged)

INVESTMENT OBJECTIVE

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:

■	Have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars
■	Invest in securities of issuers in at least three countries
■
Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

The fixed-income securities in which the Fund may invest include:
■	U.S. Government Securities and custodial receipts therefor
■	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
■	Corporate debt securities
■
Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion

■	Commercial paper
■	Mortgage-Backed Securities and asset-backed securities

The Global Income Fund is “non-diversified” under the Investment Company Act of 1940 (the “Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Municipal Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Municipal Bond Index plus or minus 2 years Maximum = 12 years

Expected Approximate Interest Rate Sensitivity:	15-20-year municipal bond

Credit Quality:	At least 65% of total assets = BBB or Baa or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmarks:	Lehman Brothers Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in high-yield Municipal Securities that, at the time of investment, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a NRSRO, and non-investment grade securities are securities rated BB, Ba or below by a NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. Under normal circumstances, the Fund may also invest up to 35% of its total assets in higher grade fixed-income securities.

In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB/Ba or lower).

Under normal circumstances, the Fund invests at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Recognizing that the high-yield municipal market may consist of a limited number of attractive investment opportunities at any one time, the Investment Adviser may temporarily close the Fund to new investors in circumstances where it believes that a sufficient quantity of appropriate high-yield Municipal Securities are not available in the market place. This determination will not preclude existing shareholders of the High Yield Municipal Fund from purchasing or redeeming Fund shares.

The High Yield Municipal Fund is “non-diversified” under the Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the High Yield Municipal Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
High Yield Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers High Yield Bond Index plus or minus 2.5 years Maximum = 7.5 years

Expected Approximate Interest Rate Sensitivity:	6-year U.S. Treasury note

Credit Quality:	At least 65% of total assets = BB or Ba or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality.

Benchmark:	Lehman Brothers U.S. Corporate High Yield Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities that, at the time of investment, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:

■	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
■	Convertible and non-convertible corporate debt obligations
■	Loan participations
■	Custodial receipts
■	Municipal Securities
■	Preferred stock

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency.

Goldman Sachs
High Yield Fund continued

Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

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Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

10  Percent of total assets (italic type)
10  Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Enhanced Income Fund		Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund	Government Income Fund

Investment Practices

Borrowings	33 1 /3		33 1 /3	33 1 /3	33 1 /3	33 1 /3

Credit and Interest Rate Swaps*	•		•	•	•	•

Currency Options and Futures	—		—	—	—	—

Cross Hedging of Currencies	—		—	—	—	—

Currency Swaps*	—		—	—	—	—

Financial Futures Contracts	•		•	•	•	•

Forward Foreign Currency Exchange Contracts	—		—	—	—	—

Interest Rate Floors, Caps and Collars	•		•	•	•	•

Mortgage Dollar Rolls	—		•	•	—	•

Mortgage Swaps*	—		•	•	—	•

Options (including Options on Futures)	•		•	•	•	•

Options on Foreign Currencies	—		—	—	—	—

Repurchase Agreements	•	**	•	•	•	•

Securities Lending	33 1 /3		33 1 /3	33 1 /3	33 1 /3	33 1 /3

Standby Commitments and Tender Option Bonds	—		—	—	•	—

When-Issued Securities and Forward Committments	•		•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	These Funds may enter into repurchase agreements collateralized by securities issued by foreign governments.

OTHER INVESTMENT PRACTICES AND SECURITIES

Municipal Income Fund	Core Fixed Income Fund		Global Income Fund		High Yield Municipal Fund	High Yield Fund

33 1 /3	33 1 /3		33 1 /3		33 1 /3	33 1 /3

•	•		•		•	•

—	•		•		—	•

—	•		•		—	•

—	•		•		—	•

•	•		•		•	•

—	•		•		—	•

•	•		•		•	•

—	•		•		—	—

—	•		•		—	•

•	•		•		•	•

—	•		•		—	•

•	•	**	•	**	•	•	**

33 1 /3	33 1 /3		33 1 /3		33 1 /3	33 1 /3

•	—		—		•	—

•	•		•		•	•

10  Percent of total assets (italic type)
10  Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Enhanced Income Fund	Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund	Government Income Fund

Investment Securities

Asset-Backed Securities	•	• [1]	• [1]	•	•

Bank Obligations	•	—	—	—	•

Convertible Securities	•	—	—	•	—

Corporate Debt Obligations and Trust Preferred Securities	•	—	—	•	•

Emerging Country Securities	—	—	—	—	—

Floating and Variable Rate Obligations	•	•	•	•	•

Foreign Securities [2]	•	—	—	—	—

Loan Participations	—	—	—	—	—

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	—	•	•	—	•

Collateralized Mortgage Obligations	—	•	•	—	•

Multiple Class Mortgage-Backed Securities	—	•	•	—	•

Privately Issued Mortgage-Backed Securities	—	—	—	—	•

Stripped Mortgage-Backed Securities	•	•	•	—	•

Lower Grade Fixed Income Securities	—	—	—	—	—

Preferred Stock, Warrants and Rights	•	—	—	—	—

Structured Securities*	•	•	•	•	•

Taxable Municipal Securities	—	—	—	•	—

Tax-Free Municipal Securities	—	—	—	80+	•

Temporary Investments	•	•	•	• [5]	•

U.S. Government Securities	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

1
Adjustable Rate Government and Short Duration Government Funds may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.

2	Includes issuers domiciled in one country and issuing securities denominated in the currency of another. Non-Dollar securities are not permitted for the Enhanced Income Fund.

3	Of the Funds’ investments in foreign securities, 10% of each Fund’s total assets in the aggregate may be invested in emerging country securities.

4	High Yield Municipal and High Yield Funds may invest up to 35% of their respective total assets in higher grade securities under normal conditions.

OTHER INVESTMENT PRACTICES AND SECURITIES

Municipal Income Fund	Core Fixed Income Fund	Global Income Fund	High Yield Municipal Fund	High Yield Fund

•	•	•	•	•

—	•	•	—	•

•	•	—	•	•

•	•	•	•	•

—	10 [3]	10 [3]	—	25 [7]

•	•	•	•	•

—	25	25	—	• [7]

—	—	—	—	•

—	•	•	—	•

—	•	•	—	•

—	•	•	—	•

—	•	•	—	•

—	•	•	—	•

—	—	—	65+ [4]	65+ [4]

—	—	—	—	•

•	•	•	•	•

20	•	—	20	•

80+	•	—	80+	•

• [5]	•	•	• [5,6]	• [6]

•	•	•	•	•

5
Short-Duration Tax-Free, Municipal Income and High Yield Municipal Funds may invest no more than 20% of their net assets in taxable investments under normal conditions. Under unusual conditions, taxable investments may exceed this percentage.

6	High Yield Municipal and High Yield Funds may for this purpose invest in investment and high grade securities without limit.

7	The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denominated in any currency.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable
— Not Applicable

	Enhanced Income Fund	Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund	Government Income Fund

NAV	•	•	•	•	•

Interest Rate	•	•	•	•	•

Credit/Default	•	•	•	•	•

Call	•	•	•	•	•

Extension	•	•	•	•	•

Derivatives	•	•	•	•	•

U.S. Government Securities	•	•	•	•	•

Market	•	•	•	•	•

Management	•	•	•	•	•

Liquidity	•	•	•	•	•

Non-Diversification	—	—	—	—	—

Foreign	•	—	—	—	—

Emerging Countries	—	—	—	—	—

Junk Bond	—	—	—	—	—

Tax	—	—	—	•	—

PRINCIPAL RISKS OF THE FUNDS

Municipal Income Fund	Core Fixed Income Fund	Global Income Fund	High Yield Municipal Fund	High Yield Fund

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

—	—	•	•	—

—	•	•	—	•

—	•	•	—	•

—	—	—	•	•

•	—	—	•	—

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.
■
Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

■
Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. With respect to the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, risk of loss from payment default may exist where Municipal Securities are backed by foreign letters of credit or guarantees.

■
Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

■
Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

■
Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative investments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

■
U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

■
Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase a Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market condi tions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.

Specific Funds:

■
Non-Diversification Risk—The Global Income and High Yield Municipal Funds are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund’s investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

■
Foreign Risk—The Enhanced Income, Core Fixed Income, Global Income and High Yield Funds will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■
Emerging Countries Risk—The Core Fixed Income, Global Income and High Yield Funds may invest in emerging countries. The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

■
“Junk Bond” Risk—The High Yield Municipal and High Yield Funds will invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

■
Tax Risk—The Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual returns of a Fund’s Class A, B and C Shares* compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 1.5% for Class A Shares of Adjustable Rate Government Fund; 2.0% for Class A Shares of Short Duration Government and Short Duration Tax-Free Funds; and 4.5% for Class A Shares of Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds; the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (2% maximum declining to 0% after three years for the Short Duration Government and Short Duration Tax-Free Funds and 5% maximum declining to 0% after six years for the Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds); and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. The Enhanced Income Fund and the High Yield Municipal Fund as of the date of this Prospectus had less than one calendar year’s performance; therefore, no performance information is provided in this section.

*	The Enhanced Income Fund and the Adjustable Rate Government Fund do not currently, but may in the future, offer Class B and Class C Shares.

Adjustable Rate Government Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q4 ’00 2.30% Worst Quarter Q4 ’98 0.31%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Class A (Inception 5/15/95)
Including Sales Charges	4.65%	5.07%	5.23%
Six-Month U.S. Treasury Security*	6.49%	5.51%	5.89%
One-Year U.S. Treasury Security*	6.75%	5.62%	5.75%
Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index**	7.62%	5.85%	6.01%

*	The Six-Month and One-Year U.S. Treasury Securities, as reported by Merrill Lynch, do not reflect any fees or expenses.
**	The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

FUND PERFORMANCE

Short Duration Government Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q4 ’00 3.33% Worst Quarter Q4 ’98 -0.22%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 5/1/97)
Including Sales Charges	6.06%	5.13%
Two-Year U.S. Treasury Security*	7.50%	5.71%
Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index**	8.15%	6.32%

Class B (Inception 5/1/97)
Including CDSC	5.33%	5.11%
Two-Year U.S. Treasury Security*	7.50%	5.71%
Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index**	8.15%	6.32%

Class C (Inception 8/15/97)
Including CDSC	6.23%	4.60%
Two-Year U.S. Treasury Security*	7.50%	5.49%
Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index**	8.15%	6.16%

*	The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
**	The Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

Short Duration Tax-Free Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q4 ’00 1.81% Worst Quarter Q2 ’99 -0.57%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 5/1/97)
Including Sales Charges	3.03%	3.43%
Lehman Brothers Three-Year Municipal Bond Index*	6.21%	4.90%

Class B (Inception 5/1/97)
Including CDSC	2.43%	3.37%
Lehman Brothers Three-Year Municipal Bond Index*	6.21%	4.90%

Class C (Inception 8/15/97)
Including CDSC	3.30%	2.92%
Lehman Brothers Three-Year Municipal Bond Index*	6.21%	4.66%

*	The Lehman Brothers Three-Year Municipal Bond Index, an unmanaged index, does not reflect any fees or expenses.

FUND PERFORMANCE

Government Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q2 ’95 5.70% Worst Quarter Q1 ’94 -2.42%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Class A (Inception 2/10/93)
Including Sales Charges	6.96%	5.26%	6.12%
Lehman Brothers Mutual Fund Government /Mortgage Index*	12.25%	6.63%	6.82%

Class B (Inception 5/1/96)
Including CDSC	5.92%	N/A	5.92%
Lehman Brothers Mutual Fund Government /Mortgage Index*	12.25%	N/A	7.61%

Class C (Inception 8/15/97)
Including CDSC	10.13%	N/A	5.83%
Lehman Brothers Mutual Fund Government /Mortgage Index*	12.25%	N/A	7.37%

*	The Lehman Brothers Mutual Fund Government/Mortgage Index, an unmanaged index, does not reflect any fees or expenses.

Municipal Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q1 ’95 6.51% Worst Quarter Q1 ’94 -6.18%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Class A (Inception 7/20/93)
Including Sales Charges	6.23%	4.24%	4.77%
Lehman Brothers Aggregate Municipal Bond Index*	11.66%	5.84%	6.07%
Lehman Brothers 15-Year Municipal Bond Index**	13.11%	6.47%	6.68%

Class B (Inception 5/1/96)
Including CDSC	5.22%	N/A	4.76%
Lehman Brothers Aggregate Municipal Bond Index*	11.66%	N/A	6.60%
Lehman Brothers 15-Year Municipal Bond Index**	13.11%	N/A	7.33%

Class C (Inception 8/15/97)
Including CDSC	9.37%	N/A	3.93%
Lehman Brothers Aggregate Municipal Bond Index*	11.66%	N/A	5.89%
Lehman Brothers 15-Year Municipal Bond Index**	13.11%	N/A	6.52%

*
The Lehman Brothers Aggregate Municipal Bond Index, an unmanaged index, is replacing the Lehman Brothers 15-Year Municipal Index as the Municipal Income Fund’s performance benchmark. The Lehman Brothers Aggregate Municipal Bond Index is a broad-based total return index composed of 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year and, in the Investment Adviser’s opinion, is a more appropriate benchmark against which to measure the performance of the Municipal Income Fund. The Index figures do not include any fees or expenses.

**
The Lehman Brothers 15-Year Municipal Bond Index, an unmanaged index, is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Core Fixed Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q4 ’00 4.26% Worst Quarter Q2 ’99 -1.22%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 5/1/97)
Including Sales Charges	6.14%	5.55%
Lehman Brothers Aggregate Bond Index*	11.59%	7.57%

Class B (Inception 5/1/97)
Including CDSC	4.90%	5.22%
Lehman Brothers Aggregate Bond Index*	11.59%	7.57%

Class C (Inception 8/15/97)
Including CDSC	4.23%	5.49%
Lehman Brothers Aggregate Bond Index*	11.59%	7.09%

*
The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.

Global Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q3 ’98 5.54% Worst Quarter Q1 ’94 -4.35%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Class A (Inception 8/2/91)
Including Sales Charges	3.81%	6.21%	6.96%
J.P. Morgan Global Government Bond Index (hedged)*	10.92%	8.42%	8.66%

Class B (Inception 5/1/96)
Including CDSC	2.84%	N/A	6.50%
J.P. Morgan Global Government Bond Index (hedged)*	10.92%	N/A	8.97%

Class C (Inception 8/15/97)
Including CDSC	7.15%	N/A	6.01%
J.P. Morgan Global Government Bond Index (hedged)*	10.92%	N/A	8.22%

*	The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

FUND PERFORMANCE

High Yield Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q4 ’98 5.13% Worst Quarter Q3 ’98 -6.68%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 8/1/97)
Including Sales Charges	(8.69)%	0.67%
Lehman Brothers U.S. Corporate High Yield Bond Index*	(5.85)%	0.53%

Class B (Inception 8/1/97)
Including CDSC	(9.81)%	0.41%
Lehman Brothers U.S. Corporate High Yield Bond Index*	(5.85)%	0.53%

Class C (Inception 8/15/97)
Including CDSC	(6.03)%	1.34%
Lehman Brothers U.S. Corporate High Yield Bond Index*	(5.85)%	0.62%

*
The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not include any fees or expenses.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B or Class C Shares of a Fund.

	Enhanced Income Fund		Adjustable Rate Government Fund
	Class A		Class A

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	1.5%	[1]	1.5%	[1]
Maximum Deferred Sales Charge (Load) [2]	None	[1]	None	[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees [5]	None		None
Exchange Fees	None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]

Management Fees [7]	0.25%		0.40%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses [9]	0.95%		0.31%

Total Fund Operating Expenses*	1.45%		0.96%

See page 45 for all other footnotes.

*
As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Enhanced Income Fund	Adjustable Rate Government Fund
	Class A	Class A

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees [7]	0.20%	0.40%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses [9]	0.20%	0.24%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.65%	0.89%

FUND FEES AND EXPENSES

	Short Duration Government Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	2.0%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	2.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]

Management Fees [7]	0.50%		0.50%		0.50%
Distribution and Service (12b-1) Fees [8]	0.25%		1.00%		1.00%
Other Expenses [9]	0.38%		0.38%		0.38%

Total Fund Operating Expenses*	1.13%		1.88%		1.88%

See page 45 for all other footnotes.

*
As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Short Duration Government Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees [7]	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees [8]	0.25%	0.85%	1.00%
Other Expenses [9]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.94%	1.54%	1.69%

Fund Fees and Expenses continued

	Short Duration Tax-Free Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	2.0%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	2.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]

Management Fees [7]	0.40%		0.40%		0.40%
Distribution and Service (12b-1) Fees [8]	0.25%		1.00%		1.00%
Other Expenses [9]	0.54%		0.54%		0.54%

Total Fund Operating Expenses*	1.19%		1.94%		1.94%

See page 45 for all other footnotes.

*
As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Short Duration Tax-Free Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees [7]	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees [8]	0.25%	0.85%	1.00%
Other Expenses [9]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.79%	1.39%	1.54%

FUND FEES AND EXPENSES

	Government Income Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0% [4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]

Management Fees [7]	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [9]	0.49%		0.49%		0.49%

Total Fund Operating Expenses*	1.39%		2.14%		2.14%

See page 45 for all other footnotes.

*
As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Government Income Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees [7]	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [9]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.98%	1.73%	1.73%

Fund Fees and Expenses continued

	Municipal Income Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]

Management Fees [7]	0.55%		0.55%		0.55%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [9]	0.48%		0.48%		0.48%

Total Fund Operating Expenses*	1.28%		2.03%		2.03%

See page 45 for all other footnotes.

*
As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Municipal Income Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees [7]	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [9]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.94%	1.69%	1.69%

FUND FEES AND EXPENSES

	Core Fixed Income Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]

Management Fees [7]	0.40%		0.40%		0.40%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [9]	0.32%		0.32%		0.32%

Total Fund Operating Expenses*	0.97%		1.72%		1.72%

See page 45 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Core Fixed Income Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees [7]	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [9]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	0.94%	1.69%	1.69%

Fund Fees and Expenses continued

	Global Income Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]

Management Fees [7]	0.90%		0.90%		0.90%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses [9]	0.30%		0.30%		0.30%

Total Fund Operating Expenses*	1.70%		2.20%		2.20%

See page 45 for all other footnotes.

*
As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Global Income Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees [7]	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses [9]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.34%	1.84%	1.84%

FUND FEES AND EXPENSES

	High Yield Municipal Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]

Management Fees [7]	0.55%		0.55%		0.55%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [9]	0.47%		0.47%		0.47%

Total Fund Operating Expenses*	1.27%		2.02%		2.02%

See page 45 for all other footnotes.

*
As a result of the current expense limitations, the estimated “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	High Yield Municipal Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees [7]	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [9]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	0.99%	1.74%	1.74%

Fund Fees and Expenses continued

	High Yield Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]

Management Fees [7]	0.70%		0.70%		0.70%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [9]	0.26%		0.26%		0.26%

Total Fund Operating Expenses*	1.21%		1.96%		1.96%

See page 45 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	High Yield Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees [7]	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [9]	0.21%	0.21%	0.21%

Total Fund Operating Expenses (after current expense limitations)	1.16%	1.91%	1.91%

FUND FEES AND EXPENSES

[1]
The maximum sales charge is a percentage of the offering price. Except with respect to direct purchases of the Enhanced Income Fund and the Adjustable Rate Government Fund, a CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds).

[2]	The maximum deferred sales charge (CDSC) is a percentage of the lesser of the NAV at the time of redemption or the NAV when the shares were originally purchased.
[3]
With the exception of the Short Duration Government Fund and the Short Duration Tax-Free Fund, a CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. With respect to the Short Duration Government Fund and Short Duration Tax-Free Fund, a CDSC is imposed on shares redeemed within three years of purchase at a rate of 2.0% in the first year, declining to 1% in the third year, and eliminated thereafter.

[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Funds’ annual operating expenses are based on actual expenses. The operating expenses for Enhanced Income Fund are estimated for the current year.
[7]
The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Enhanced Income, Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds equal to 0.05%, 0.05%, 0.11%, 0.05% and 0.25%, respectively of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Enhanced Income, Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds are 0.20%, 0.35%, 0.54%, 0.50% and 0.65%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.

[8]
Goldman Sachs has voluntarily agreed not to impose a portion of the distribution and service fees attributable to Class B Shares of the Short Duration Government and Short Duration Tax-Free Funds equal to 0.15%. The waiver may be terminated at any time at the option of the distributor. If this occurs, the distribution and service fees attributable to Class B Shares of these Funds will increase to 1.00% of each Fund’s average daily net assets.

[9]
“Other Expenses” include transfer agency fees and expenses equal to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” of each Fund (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Fund	Other Expenses

Enhanced Income	0.01%

Adjustable Rate Government	0.05%

Short Duration Government	0.00%

Short Duration Tax-Free	0.00%

Government Income	0.00%

Municipal Income	0.00%

Core Fixed Income	0.10%

Global Income	0.00%

High Yield Municipal	0.00%

High Yield	0.02%

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Enhanced Income
Class A Shares	$295	$602	N/A	N/A

Adjustable Rate Government
Class A Shares	$246	$451	$ 673	$1,310

Short Duration Government
Class A Shares	$313	$552	$ 810	$1,547
Class B Shares
– Assuming complete redemption at end of period	$391	$691	$1,016	$2,005
– Assuming no redemption	$191	$591	$1,016	$2,005
Class C Shares
– Assuming complete redemption at end of period	$291	$591	$1,016	$2,201
– Assuming no redemption	$191	$591	$1,016	$2,201

Short Duration Tax-Free
Class A Shares	$319	$570	$ 841	$1,614
Class B Shares
– Assuming complete redemption at end of period	$397	$709	$1,047	$2,070
– Assuming no redemption	$197	$609	$1,047	$2,070
Class C Shares
– Assuming complete redemption at end of period	$297	$609	$1,047	$2,264
– Assuming no redemption	$197	$609	$1,047	$2,264

Government Income
Class A Shares	$585	$870	$1,176	$2,043
Class B Shares
– Assuming complete redemption at end of period	$717	$970	$1,349	$2,282
– Assuming no redemption	$217	$670	$1,149	$2,282
Class C Shares
– Assuming complete redemption at end of period	$317	$670	$1,149	$2,472
– Assuming no redemption	$217	$670	$1,149	$2,472

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

Municipal Income
Class A Shares	$575	$ 838	$1,121	$1,926
Class B Shares
– Assuming complete redemption at end of period	$706	$ 937	$1,293	$2,166
– Assuming no redemption	$206	$ 637	$1,093	$2,166
Class C Shares
– Assuming complete redemption at end of period	$306	$ 637	$1,093	$2,358
– Assuming no redemption	$206	$ 637	$1,093	$2,358

Core Fixed Income
Class A Shares	$545	$ 745	$ 962	$1,586
Class B Shares
– Assuming complete redemption at end of period	$675	$ 842	$1,133	$1,831
– Assuming no redemption	$175	$ 542	$ 933	$1,831
Class C Shares
– Assuming complete redemption at end of period	$275	$ 542	$ 933	$2,030
– Assuming no redemption	$175	$ 542	$ 933	$2,030

Global Income
Class A Shares	$615	$ 962	$1,331	$2,368
Class B Shares
– Assuming complete redemption at end of period	$723	$ 988	$1,380	$2,408
– Assuming no redemption	$223	$ 688	$1,180	$2,408
Class C Shares
– Assuming complete redemption at end of period	$323	$ 688	$1,180	$2,534
– Assuming no redemption	$223	$ 688	$1,180	$2,534

High Yield Municipal
Class A Shares	$574	$ 835	$1,116	$1,915
Class B Shares
– Assuming complete redemption at end of period	$698	$1,012	$1,278	$2,080
– Assuming no redemption	$198	$ 612	$1,052	$2,080
Class C Shares
– Assuming complete redemption at end of period	$298	$ 612	$1,052	$2,275
– Assuming no redemption	$198	$ 612	$1,052	$2,275

High Yield
Class A Shares	$568	$ 817	$1,085	$1,850
Class B Shares
– Assuming complete redemption at end of period	$699	$ 915	$1,257	$2,091
– Assuming no redemption	$199	$ 615	$1,057	$2,091
Class C Shares
– Assuming complete redemption at end of period	$299	$ 615	$1,057	$2,285
– Assuming no redemption	$199	$ 615	$1,057	$2,285

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through an Authorized Dealer?”

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	Enhanced Income
32 Old Slip	Short Duration Tax-Free
New York, New York 10005	Government Income
Municipal Income
Core Fixed Income
High Yield Municipal
High Yield

Goldman Sachs Funds Management, L.P. (“GSFM”)	Adjustable Rate Government
32 Old Slip	Short Duration Government
New York, New York 10005

Goldman Sachs Asset Management International (“GSAMI”)	Global Income
Procession House
55 Ludgate Hill
London England EC4M 7JW

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of December 31, 2000, GSAM, GSAMI and GSFM, along with other units of IMD, had assets under management of $281.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:
■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

	Contractual Rate	Actual Rate for the Fiscal Period Ended October 31, 2000

GSAM:

Enhanced Income	0.25%	0.20%

Short Duration Tax-Free	0.40%	0.35%

Government Income	0.65%	0.54%

Municipal Income	0.55%	0.50%

Core Fixed Income	0.40%	0.40%

High Yield Municipal	0.55%	0.55%

High Yield	0.70%	0.70%

GSFM:

Adjustable Rate Government	0.40%	0.40%

Short Duration Government	0.50%	0.50%

GSAMI:

Global Income	0.90%	0.65%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Fixed Income Portfolio Management Team
■	The fixed-income portfolio management team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $52.6 billion in fixed-income assets for retail, institutional and high net worth clients

U.S. Fixed Income-Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Jonathan A. Beinner Managing Director and Co-Head U.S. Fixed Income	Senior Portfolio Manager— Enhanced Income Adjustable Rate Government Short Duration Government Government Income Core Fixed Income	Since 2000 1992 1992 1992 1992	Mr. Beinner joined the Investment Adviser in 1990. He became a portfolio manager in 1992.

James B. Clark Vice President	Portfolio Manager— Enhanced Income Adjustable Rate Government Short Duration Government Government Income Core Fixed Income	Since 2000 1994 1994 1994 2000	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

Peter A. Dion Vice President	Portfolio Manager— Enhanced Income Adjustable Rate Government Short Duration Government	Since 2000 1995 1995	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

James P. McCarthy Vice President	Portfolio Manager— Enhanced Income Adjustable Rate Government Short Duration Government	Since 2000 1995 1995	Mr. McCarthy joined the
Investment Adviser in 1995 as a
portfolio manager after working
four years at Nomura Securities,
where he was an assistant vice
president and an adjustable rate
mortgage trader.

SERVICE PROVIDERS

U.S. Fixed Income-Municipal Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Ben Barber Vice President	Portfolio Manager— Short Duration Tax-Free Municipal Income High Yield Municipal	Since 1999 1999 2000	Mr. Barber joined the Investment Adviser in 1999 as a portfolio manager. Prior to his current position, he managed high yield municipal and municipal bond funds at Franklin Templeton for eight years.

Tom Kenny Managing Director and Head of Municipal Bond Portfolio Management	Senior Portfolio Manager— Short Duration Tax-Free Municipal Income High Yield Municipal	Since 1999 1999 2000	Mr. Kenny joined the Investment
Adviser in 1999 as a senior
portfolio manager. Previously,
he spent 13 years at Franklin
Templeton where he was a
portfolio manager of high yield
municipal and municipal funds,
Director of Municipal Research
and Director of the Municipal
Bond Department.

Kenneth Potts Vice President	Portfolio Manager— Short-Duration Tax-Free Municipal Income	Since 2000 2000	Mr. Potts joined the Investment
Adviser in 1997 as a portfolio
manager. He is also responsible
for managing municipal
securities for the Goldman Sachs
money market funds. Prior to his
current position, he spent eight
years at Prudential Insurance
Co., primarily as a short-term
tax-exempt portfolio manager.

U.S. Fixed Income-High Yield Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Andrew Jessop Vice President	Senior Portfolio Manager— High Yield	Since 1997	Mr. Jessop joined the
Investment Adviser in 1997 as a
portfolio manager. He is
responsible for managing high
yield assets. Previously, he
worked six years managing high
yield portfolios at Saudi
International Bank in London.

Michael L. Pasternak Vice President	Senior Portfolio Manager— High Yield	Since 1997	Mr. Pasternak is a product
manager for high yield assets
and contributes to the
management of high yield
assets. He joined the Investment
Adviser in 1997 as a portfolio
manager. Prior to that, he spent
eight years managing high yield
corporate bond and loan
portfolios at Saudi International
Bank in London.

Global Fixed Income—Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

James Cielinski Executive Director	Portfolio Manager— Global Income	Since 2000	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

Philip Gardner Executive Director	Portfolio Manager— Global Income	Since 2000	Mr. Gardner joined the
Investment Adviser in 1997 as a
portfolio manager. Prior to his
current position, he spent eight
years at Macquarie Bank in
Australia where he was
responsible for managing the
bank’s currency overlay service
and fixed income portfolios.

Philip Moffitt Executive Director; Senior Currency Portfolio Manager	Portfolio Manager— Global Income	Since 2000	Mr. Moffitt joined the
Investment Adviser in 1999 as a
portfolio manager. Prior to
joining the Investment Adviser
he worked for three years as a
proprietary trader for Tokai Asia
Ltd in Hong Kong. Before that
Mr. Moffitt spent ten years with
Bankers Trust Asset
Management in Australia, where
he was a Managing Director
responsible for all active global
fixed income funds as well as a
member of the Asset Allocation
Committee.

Andrew Wilson Managing Director	Portfolio Manager— Global Income	Since 1995	Mr. Wilson joined the
Investment Adviser in 1995 as a
portfolio manager. Prior to his
current position, he spent three
years as an Assistant Director at
Rothschild Asset Management,
where he was responsible for
managing global and
international bond portfolios
with specific focus on the U.S.,
Canadian, Australian and
Japanese economies.

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid as follows:
	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid

Enhanced Income	Daily	Monthly	Annually

Adjustable Rate Government	Daily	Monthly	Annually

Short Duration Government	Daily	Monthly	Annually

Short Duration Tax-Free	Daily	Monthly	Annually

Government Income	Daily	Monthly	Annually

Municipal Income	Daily	Monthly	Annually

Core Fixed Income	Daily	Monthly	Annually

Global Income	Monthly	Monthly	Annually

High Yield Municipal	Daily	Monthly	Annually

High Yield	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

DIVIDENDS

At the time of an investor’s purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:
■	Goldman Sachs;
■	Authorized Dealers; or
■ Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

To Open an Account:
■	Complete the enclosed Account Application
■	Mail your payment and Account Application to:
Your Authorized Dealer
–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or

Goldman Sachs Funds c/o National Financial Data Services, Inc.
(“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711
–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
–	NFDS will not accept a check drawn on a foreign bank or a third-party check, cash, money orders, travelers cheques or credit card checks
–
Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at
1-800-526-7384 to get detailed instructions on how to wire your money.

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.*

Maximum Amount You Can Buy in the Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000 ($500,000 in the case of Short Duration Government and Short Duration Tax- Free Funds)

Initial Sales Charge	Class A	Applies to purchases of less than $1 million ($500,000 in the case of Short Duration Government and Short Duration Tax-Free Funds)—varies by size of investment with a maximum of 4.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or
more if you sell within 18 months (except for
certain redemptions of Adjustable Rate Gov-
ernment Fund and Enhanced Income Fund
Class A Shares that were purchased directly,
as opposed to exchanges)

	Class B	6 year declining CDSC with a maximum of 5% (2% in the case of Short Duration Government and Short Duration Tax-Free Funds, which have a 3 year declining CDSC)

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

*	The Enhanced Income Fund and the Adjustable Rate Government Fund do not currently, but may in the future, offer Class B and Class C Shares.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■
Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is determined by a Fund’s NAV and share class. Each class calculates its NAV as follows:

(Value of Assets of the Class)
NAV =	– (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

■
NAV per share of each share class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). This occurs after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.

SHAREHOLDER GUIDE

■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.
■
On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

■	Each Fund reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the Securities and Exchange Commission.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*

Less than $100,000	4.50%	4.71%	4.00%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Short Duration Government and Short Duration Tax-Free Funds are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*

Less than $250,000	2.00%	2.04%	1.75%
$250,000 up to (but less than) $500,000	1.50	1.52	1.25
$500,000 or more	0.00 **	0.00 **	***

The current sales charges and commissions paid to Authorized Dealers of Class A Shares of the Enhanced Income Fund and the Adjustable Rate Government Fund are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*

Less than $500,000	1.50%	1.52%	1.25%
$500,000 up to (but less than) $1 million	1.00	1.01	0.75
$1 million or more	0.00	0.00	0.00

*
Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.

**
No sales charge is payable at the time of purchase of Class A Shares of $1 million ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.

***
The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

What Else Do I Need To Know About Class A Shares’ CDSC?

Purchases of $1 million ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
■
Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;

■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;

■
Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;

■
Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000.
■
“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■
Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or

■	Other exemptions may be stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

SHAREHOLDER GUIDE

How Can The Sales Charge On Class A Shares Be Reduced?
■
Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds; $250,000 or more in the case of the Short Duration Government and Short Duration Tax-Free Funds; and $500,000 or more in the case of the Enhanced Income Fund and the Adjustable Rate Government Fund. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.

■
Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $100,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds; $250,000 or more in the case of the Short Duration Government and Short Duration Tax-Free Funds; and $500,000 or more in the case of the Enhanced Income Fund and the Adjustable Rate Government Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?

You may purchase Class B Shares of the Funds (other than the Enhanced Income Fund and the Adjustable Rate Government Fund) at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years (three years in the case of the Short Duration Gov ernment and Short Duration Tax-Free Funds) of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

	CDSC as a Percentage of Dollar Amount Subject to CDSC
Year Since Purchase	Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds	Short Duration Government and Short Duration Tax-Free Funds

First	5%	2%
Second	4%	1.5%
Third	3%	1%
Fourth	3%	None
Fifth	2%	None
Sixth	1%	None
Seventh and thereafter	None	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 2% in the case of the Short Duration Government and Short Duration Tax-Free Funds and 4% in the case of all other Funds of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?

You may purchase Class C Shares of the Funds (other than the Enhanced Income Fund and the Adjustable Rate Government Fund) at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where all of the Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

When Will Shares Be Issued And Dividends Begin To Be Paid?

Global Income Fund: If a purchase order is received in proper form before the Fund’s NAV is determined, shares will be issued the same day and will be entitled to any dividend declared which have record dates on or after such purchase date.

For all other Funds:
■	Shares Purchased by Federal Funds Wire or ACH Transfer:
■
If a purchase order in proper form specifies a settlement date and is received before the Fund’s NAV is determined, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or (ii) the day that the federal funds wire or ACH transfer is received by State Street.

■	If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

■	Shares Purchased by Check or Federal Reserve Draft:
■
If a purchase order in proper form specifies a settlement date and is received before the Fund’s NAV is determined, shares will be issued and dividends will begin to accrue on the business day after payment is received.

■	If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will being to accrue on the business day after payment is received.

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■
When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■
To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;

SHAREHOLDER GUIDE

■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■
Class B Shares. If you plan to hold your investment for at least six years (three years in the case of the Short Duration Government and Short Duration Tax-Free Funds) and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.

■
Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?

You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:
■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account) and exchanges of shares normally will be made only to an identically registered account.

■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■
The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■
A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

■	To change the bank designated on your Account Application you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■
Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Shares of each Fund (other than the Global Income Fund) earn dividends declared on the day the shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:
■
Redeem your shares if your account balance is less than $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional shares of the same class of the Fund that pays the distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or any other Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or any other Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■
If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.

■
The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written redemption request.

■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?

You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

SHAREHOLDER GUIDE

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Obtain a signature guarantee (see details above)
■ Mail the request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery—
Goldman Sachs Funds
c/o NFDS
330 West 9th St.
Poindexter Bldg., 1st Floor
Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although a Fund may impose a charge in the future.
■
The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.

■
When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.

■
Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs and NFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■
Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices.  The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

Can My Dividends From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■
You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■
Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.

■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:
■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.
■
You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.

■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■
It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.

■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed on or about the 25th day of each month.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?

You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?

Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■
A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.

■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares.* Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

*
Currently, Goldman Sachs voluntarily limits such fees to 0.60% of the average daily net assets attributed to Class B Shares of the Short Duration Government and the Short Duration Tax-Free Funds. Goldman Sachs may modify or discontinue such waivers in the future at its discretion.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class A (Global Income Fund only), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year. In connection with the sale of Class A and B Shares of the Short Duration Government and Short Duration Tax-Free Funds, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Except for exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions from the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds that are designated as “exempt interest dividends” are generally not subject to regular federal income tax (but may be subject to state or local taxes). Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Enhanced Income, Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Shareholders of the Global Income Fund may be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund elects to pass through these taxes to you. Your January statement will provide the relevant foreign tax information to you.

The Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds expect to distribute “exempt-interest dividends,” attributable to tax-exempt inter est earned by those Funds. However, investments in tax-exempt bonds can also result in the recognition of income or gain by a Fund, and thereby cause a portion of the Fund’s distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from appreciation attributable to original issue discount on the bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax—whether or not the interest income on the bond is exempt. Gain recognized by a Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but “market discount” bonds can cause the Fund to recognize ordinary income. “Market discount” is a discount at which a bond is purchased that is attributable to a decline in the value of a bond after its original issuance. The market discount is then taken into account ratably over the bond’s remaining term to maturity, and the portion that accrues during the Fund’s holding period for the bond is generally treated as taxable ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds will be taxable to you as ordinary income. Distributions attributable to the excess of Fund net long-term capital gains over net short-term capital losses, and designated by the Fund as “capital gain dividends,” will be taxable to you as long-term capital gain.

You should note that exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds generally will not be deductible for federal income tax purposes.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. In addition, any loss realized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. Certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

APPENDIX A

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the govern mental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

APPENDIX A

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

Certain Funds may invest more than 20% of their respective net assets in taxable investments and in high grade securities under unusual conditions.

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”)); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts. Each Fund may invest in custodial receipts. Interests in U.S. Government Securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During peri ods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institu tions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds also may enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities and Inverse Floaters. Certain Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, and certain Funds may invest in deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and pur-

chase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. Certain Funds may also, to the extent that they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and (in the case of certain Funds) foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selections and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of a Fund (including the loan collateral).

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities, or capital loss, if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks, and certain Funds may enter into reverse repurchase agreements with banks and other financial institutions, in amounts not exceeding one-third of its total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund (excluding the Enhanced Income Fund) subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seek ing to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by state, city, or local municipalities that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period ended October 31, 2000 has been audited by Ernst & Young, LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all periods prior to the period ended October 31, 2000 has been audited by the Funds’ previous independent auditors.

ENHANCED INCOME FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income[c]	Net realized and unrealized gain (loss)	Total from investment operations

For the Period Ended October 31,

2000 - Class A Shares (commenced August 2, 2000)	$10.00	$0.11	$0.06	$0.17

2000 - Institutional Shares (commenced August 2, 2000)	10.00	0.16	0.01	0.17

2000 - Administration Shares (commenced August 2, 2000)	10.00	0.15	0.02	0.17

See page 142 for all footnotes.

APPENDIX B

				Ratios assuming no reductions
Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Ratio of expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Portfolio turnover rate

1.66%	$12,336	0.65%	4.52%	1.77%	3.40%	30.60%

1.76	156,525	0.25	6.49	1.37	5.37	30.60

1.68	2	0.50	6.13	1.62	5.01	30.60

ENHANCED INCOME FUND (continued)

		Distribution to shareholders
	From net investment income	In excess of net investment income	Total Distributions	Net asset value, end of period

For the Period Ended October 31,

2000 - Class A Shares (commenced August 2, 2000)	$(0.15)	$(0.02)	$(0.17)	$10.00

2000 - Institutional Shares (commenced August 2, 2000)	(0.15)	(0.02)	(0.17)	10.00

2000 - Administration Shares (commenced August 2, 2000)	(0.17)	—	(0.17)	10.00

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ADJUSTABLE RATE GOVERNMENT FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations

For the Years Ended October 31,
2000 - Class A Shares	$9.63	$0.54	[c]	$(0.06)	$0.48
2000 - Institutional Shares	9.64	0.58	[c]	(0.05)	0.53
2000 - Service Shares	9.65	0.52	[c]	(0.05)	0.47

1999 - Class A Shares	9.69	0.49		(0.05)	0.44
1999 - Institutional Shares	9.70	0.53		(0.05)	0.48
1999 - Administration Shares [e]	9.70	0.37	[c]	0.01 [c]	0.38
1999 - Service Shares	9.70	0.48		(0.04)	0.44

1998 - Class A Shares	9.88	0.53		(0.17)	0.36
1998 - Institutional Shares	9.88	0.55		(0.16)	0.39
1998 - Administration Shares	9.88	0.53		(0.16)	0.37
1998 - Service Shares	9.88	0.51		(0.16)	0.35

1997 - Class A Shares	9.83	0.57	[c]	0.05 [c]	0.62
1997 - Institutional Shares	9.83	0.59	[c]	0.05 [c]	0.64
1997 - Administration Shares	9.83	0.57	[c]	0.05 [c]	0.62
1997 - Service Shares (commenced March 27)	9.84	0.33	[c]	0.04 [c]	0.37

1996 - Class A Shares	9.77	0.55	[c]	0.08 [c]	0.63
1996 - Institutional Shares	9.77	0.57	[c]	0.08 [c]	0.65
1996 - Administration Shares	9.77	0.55	[c]	0.08 [c]	0.63

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From capital	Total distributions	Net asset value, end of period		Total return[a]		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.54)	$ (.01)	$ —	$ (0.55)	$9.56		5.12%		$ 41,188	0.89%
(0.58)	(.01)	—	(0.59)	9.58		5.65		176,881	0.49
(0.53)	(.01)	—	(0.54)	9.58		4.95		71	0.99

(0.44)	—	(0.06)	(0.50)	9.63		4.65		22,862	0.89
(0.48)	—	(0.06)	(0.54)	9.64		5.06		315,024	0.49
(0.33)	—	(0.04)	(0.37)	9.71	[e]	4.02	[f]	—	0.74	[b]
(0.43)	—	(0.06)	(0.49)	9.65		4.65		797	0.99

(0.53)	(0.02)	—	(0.55)	9.69		3.71		60,782	0.80
(0.55)	(0.02)	—	(0.57)	9.70		4.09		441,228	0.53
(0.53)	(0.02)	—	(0.55)	9.70		3.83		5,999	0.78
(0.51)	(0.02)	—	(0.53)	9.70		3.57		822	1.03

(0.57)	—	—	(0.57)	9.88		6.43		43,393	0.74
(0.59)	—	—	(0.59)	9.88		6.70		463,511	0.49
(0.57)	—	—	(0.57)	9.88		6.43		2,793	0.74
(0.33)	—	—	(0.33)	9.88		3.81	[f]	346	1.05	[b]

(0.55)	(0.02)	—	(0.57)	9.83		6.60		10,728	0.70
(0.57)	(0.02)	—	(0.59)	9.83		6.86		613,149	0.45
(0.55)	(0.02)	—	(0.57)	9.83		6.60		3,792	0.70

ADJUSTABLE RATE GOVERNMENT FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[d]

For the Years Ended October 31,
2000 - Class A Shares	5.67%		0.96%		5.60%		10.69%
2000 - Institutional Shares	6.01		0.56		5.94		10.69
2000 - Service Shares	5.33		1.06		5.26		10.69

1999 - Class A Shares	5.15		0.93		5.11		38.86
1999 - Institutional Shares	5.49		0.53		5.45		38.86
1999 - Administration Shares [e]	5.35	[b]	0.78	[b]	5.31	[b]	38.86
1999 - Service Shares	4.99		1.03		4.95		38.86

1998 - Class A Shares	5.40		1.02		5.18		33.64
1998 - Institutional Shares	5.63		0.53		5.63		33.64
1998 - Administration Shares	5.33		0.78		5.33		33.64
1998 - Service Shares	5.09		1.03		5.09		33.64

1997 - Class A Shares	5.60		1.02		5.32		46.58
1997 - Institutional Shares	5.99		0.52		5.96		46.58
1997 - Administration Shares	5.73		0.77		5.70		46.58
1997 - Service Shares (commenced March 27)	5.64	[b]	1.08	[b]	5.61	[b]	46.58

1996 - Class A Shares	5.59		1.01		5.28		52.36
1996 - Institutional Shares	5.85		0.51		5.79		52.36
1996 - Administration Shares	5.59		0.76		5.53		52.36

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SHORT DURATION GOVERNMENT FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations

For the Years Ended October 31,
2000 - Class A Shares	$9.57	$0.59	[c]	$(0.07)	$0.52
2000 - Class B Shares	9.56	0.53	[c]	(0.09)	0.44
2000 - Class C Shares	9.54	0.51	[c]	(0.07)	0.44
2000 - Institutional Shares	9.57	0.63	[c]	(0.09)	0.54
2000 - Service Shares	9.56	0.58	[c]	(0.09)	0.49

1999 - Class A Shares	9.91	0.55		(0.36)	0.19
1999 - Class B Shares	9.88	0.48		(0.33)	0.15
1999 - Class C Shares	9.88	0.47		(0.36)	0.11
1999 - Institutional Shares	9.90	0.59		(0.35)	0.24
1999 - Administration Shares [e]	9.91	0.40	[c]	(0.25)	0.15
1999 - Service Shares	9.89	0.54		(0.35)	0.19

1998 - Class A Shares	9.88	0.57		0.04	0.61
1998 - Class B Shares	9.86	0.51		0.03	0.54
1998 - Class C Shares	9.86	0.49		0.03	0.52
1998 - Institutional Shares	9.86	0.58		0.06	0.64
1998 - Administration Shares	9.89	0.55		0.05	0.60
1998 - Service Shares	9.86	0.55		0.04	0.59

1997 - Class A Shares (commenced May 1)	9.78	0.31	[c]	0.09	0.40
1997 - Class B Shares (commenced May 1)	9.75	0.28	[c]	0.10	0.38
1997 - Class C Shares (commenced August 15)	9.83	0.12	[c]	0.02	0.14
1997 - Institutional Shares	9.83	0.64	[c]	0.03	0.67
1997 - Administration Shares	9.85	0.62	[c]	0.04	0.66
1997 - Service Shares	9.82	0.59	[c]	0.04	0.63

1996 - Institutional Shares	9.82	0.63	[c]	0.01	0.64
1996 - Administration Shares (commenced February 28)	9.86	0.38	[c]	—	0.38
1996 - Service Shares (commenced April 10)	9.72	0.31	[c]	0.10	0.41

APPENDIX B

Distributions to shareholders
From net investment income	Net asset value, end of period		Total return[a]		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.60)	$9.49		5.65%		$ 29,446	0.94%
(0.54)	9.46		4.80		5,743	1.54
(0.53)	9.45		4.76		5,128	1.69
(0.64)	9.47		5.85		131,462	0.54
(0.59)	9.46		5.32		6,134	1.04

(0.53)	9.57		1.97		52,235	0.94
(0.47)	9.56		1.56		6,937	1.54
(0.45)	9.54		1.21		7,029	1.69
(0.57)	9.57		2.49		146,062	0.54
(0.39)	9.67	[e]	1.57	[f]	—	0.79	[b]
(0.52)	9.56		1.97		6,605	1.04

(0.58)	9.91		6.36		56,725	0.81
(0.52)	9.88		5.62		5,025	1.41
(0.50)	9.88		5.46		4,527	1.56
(0.60)	9.90		6.75		145,514	0.53
(0.58)	9.91		6.27		7,357	0.78
(0.56)	9.89		6.12		6,232	1.03

(0.30)	9.88		4.14	[f]	9,491	0.70	[b]
(0.27)	9.86		3.94	[f]	747	1.30	[b]
(0.11)	9.86		1.44	[f]	190	1.45	[b]
(0.64)	9.86		7.07		103,729	0.45
(0.62)	9.89		6.91		1,060	0.70
(0.59)	9.86		6.63		3,337	0.95

(0.63)	9.83		6.75		99,944	0.45

(0.39)	9.85		4.00	[f]	252	0.70	[b]
(0.31)	9.82		4.35	[f]	1,822	0.95	[b]

SHORT DURATION GOVERNMENT FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[d]

For the Years Ended October 31,
2000 - Class A Shares	6.21%		1.13%		6.02%		130.33%
2000 - Class B Shares	5.63		1.88		5.29		130.33
2000 - Class C Shares	5.45		1.88		5.26		130.33
2000 - Institutional Shares	6.64		0.73		6.45		130.33
2000 - Service Shares	6.14		1.23		5.95		130.33

1999 - Class A Shares	5.61		1.07		5.48		172.61
1999 - Class B Shares	5.04		1.82		4.76		172.61
1999 - Class C Shares	4.83		1.82		4.70		172.61
1999 - Institutional Shares	6.03		0.67		5.90		172.61
1999 - Administration Shares [e]	5.76	[b]	0.92	[b]	5.63	[b]	172.61
1999 - Service Shares	5.54		1.17		5.41		172.61

1998 - Class A Shares	5.68		1.32		5.17		119.89
1998 - Class B Shares	5.12		1.87		4.66		119.89
1998 - Class C Shares	4.64		1.87		4.33		119.89
1998 - Institutional Shares	6.06		0.84		5.75		119.89
1998 - Administration Shares	5.76		1.09		5.45		119.89
1998 - Service Shares	5.56		1.34		5.25		119.89

1997 - Class A Shares (commenced May 1)	6.05	[b]	1.32	[b]	5.43	[b]	102.58
1997 - Class B Shares (commenced May 1)	5.52	[b]	1.82	[b]	5.00	[b]	102.58
1997 - Class C Shares (commenced August 15)	5.52	[b]	1.82	[b]	5.15	[b]	102.58
1997 - Institutional Shares	6.43		0.82		6.06		102.58
1997 - Administration Shares	6.19		1.07		5.82		102.58
1997 - Service Shares	5.92		1.32		5.55		102.58

1996 - Institutional Shares	6.44		0.71		6.18		115.45
1996 - Administration Shares (commenced February 28)	5.97	[b]	0.96	[b]	5.71	[b]	115.45
1996 - Service Shares (commenced April 10)	6.05	[b]	1.21	[b]	5.79	[b]	115.45

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SHORT DURATION TAX-FREE FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations

For the years ended October 31,
2000 - Class A Shares	$ 9.93	$0.39	[c]	$(0.01)		$0.38
2000 - Class B Shares	9.93	0.33	[c]	(0.01)		0.32
2000 - Class C Shares	9.93	0.32	[c]	(0.01)		0.31
2000 - Institutional Shares	9.93	0.43	[c]	(0.01)		0.42
2000 - Service Shares	9.92	0.38	[c]	(0.02)		0.36

1999 - Class A Shares	10.19	0.34		(0.24)		0.10
1999 - Class B Shares	10.18	0.28		(0.23)		0.05
1999 - Class C Shares	10.18	0.26		(0.22)		0.04
1999 - Institutional Shares	10.18	0.38		(0.23)		0.15
1999 - Administration Shares [d]	10.18	0.26	[c]	(0.12	) [c]	0.14
1999 - Service Shares	10.18	0.33	[c]	(0.24	) [c]	0.09

1998 - Class A Shares	10.08	0.36	[c]	0.13	[c]	0.49
1998 - Class B Shares	10.08	0.30	[c]	0.12	[c]	0.42
1998 - Class C Shares	10.07	0.28	[c]	0.14	[c]	0.42
1998 - Institutional Shares	10.07	0.39	[c]	0.13	[c]	0.52
1998 - Administration Shares	10.07	0.36	[c]	0.13	[c]	0.49
1998 - Service Shares	10.07	0.34	[c]	0.13	[c]	0.47

1997 - Class A Shares (commenced May 1)	9.94	0.20	[c]	0.14	[c]	0.34
1997 - Class B Shares (commenced May 1)	9.94	0.16	[c]	0.14	[c]	0.30
1997 - Class C Shares (commenced August 15)	10.04	0.07	[c]	0.03	[c]	0.10
1997 - Institutional Shares	9.96	0.42	[c]	0.11	[c]	0.53
1997 - Administration Shares	9.96	0.39	[c]	0.11	[c]	0.50
1997 - Service Shares	9.97	0.37	[c]	0.10	[c]	0.47

1996 - Institutional Shares	9.94	0.42	[c]	0.02	[c]	0.44
1996 - Administration Shares	9.94	0.39	[c]	0.02	[c]	0.41
1996 - Service Shares	9.95	0.37	[c]	0.02	[c]	0.39

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	Total distributions	Net asset value, end of period		Total return[a]		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.37)	$ —	$(0.37)	$ 9.94		3.93%		$19,451	0.79%
(0.31)	—	(0.31)	9.94		3.31		2,026	1.39
(0.30)	—	(0.30)	9.94		3.15		1,581	1.54
(0.41)	—	(0.41)	9.94		4.34		40,301	0.39
(0.36)	—	(0.36)	9.92		3.72		44	0.89

(0.34)	(0.02)	(0.36)	9.93		1.00		22,903	0.79
(0.28)	(0.02)	(0.30)	9.93		0.49		2,000	1.39
(0.26)	(0.03)	(0.29)	9.93		0.34		2,070	1.54
(0.39)	(0.01)	(0.40)	9.93		1.50		77,522	0.39
(0.27)	—	(0.27)	10.05	[b]	1.37	[f]	—	0.64	[b]
(0.33)	(0.02)	(0.35)	9.92		0.89		173	0.89

(0.38)	—	(0.38)	10.19		4.97		19,881	0.71
(0.32)	—	(0.32)	10.18		4.25		974	1.31
(0.31)	—	(0.31)	10.18		4.19		2,256	1.46
(0.41)	—	(0.41)	10.18		5.25		57,647	0.45
(0.38)	—	(0.38)	10.18		4.99		525	0.70
(0.36)	—	(0.36)	10.18		4.73		2,560	0.95

(0.20)	—	(0.20)	10.08		3.39	[f]	4,023	0.70	[b]
(0.16)	—	(0.16)	10.08		3.07	[f]	106	1.30	[b]
(0.07)	—	(0.07)	10.07		0.97	[f]	2	1.45	[b]
(0.42)	—	(0.42)	10.07		5.40		28,821	0.45
(0.39)	—	(0.39)	10.07		5.14		77	0.70
(0.37)	—	(0.37)	10.07		4.77		2,051	0.95

(0.42)	—	(0.42)	9.96		4.50		34,814	0.45
(0.39)	—	(0.39)	9.96		4.24		48	0.70
(0.37)	—	(0.37)	9.97		3.98		695	0.95

SHORT DURATION TAX-FREE FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For the years ended October 31,
2000 - Class A Shares	3.95%		1.19%		3.55%		66.31%
2000 - Class B Shares	3.36		1.94		2.81		66.31
2000 - Class C Shares	3.19		1.94		2.79		66.31
2000 - Institutional Shares	4.36		0.79		3.96		66.31
2000 - Service Shares	3.86		1.29		3.46		66.31

1999 - Class A Shares	3.37		1.06		3.10		147.20
1999 - Class B Shares	2.80		1.81		2.38		147.20
1999 - Class C Shares	2.62		1.81		2.35		147.20
1999 - Institutional Shares	3.79		0.66		3.52		147.20
1999 - Administration Shares [d]	3.56	[b]	0.91	[b]	3.29	[b]	147.20
1999 - Service Shares	3.23		1.16		2.96		147.20

1998 - Class A Shares	3.54		1.74		2.51		140.72
1998 - Class B Shares	3.06		2.27		2.10		140.72
1998 - Class C Shares	2.82		2.27		2.01		140.72
1998 - Institutional Shares	3.92		1.26		3.11		140.72
1998 - Administration Shares	3.58		1.51		2.77		140.72
1998 - Service Shares	3.44		1.76		2.63		140.72

1997 - Class A Shares (commenced May 1)	3.81	[b]	1.73	[b]	2.78	[b]	194.75
1997 - Class B Shares (commenced May 1)	3.31	[b]	2.23	[b]	2.38	[b]	194.75
1997 - Class C Shares (commenced August 15)	2.60	[b]	2.23	[b]	1.82	[b]	194.75
1997 - Institutional Shares	4.18		1.23		3.40		194.75
1997 - Administration Shares	3.91		1.48		3.13		194.75
1997 - Service Shares	3.66		1.73		2.88		194.75

1996 - Institutional Shares	4.21		1.01		3.65		231.65
1996 - Administration Shares	3.96		1.26		3.40		231.65
1996 - Service Shares	3.74		1.51		3.18		231.65

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GOVERNMENT INCOME FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations

For The Years Ended October 31,

2000 - Class A Shares	$13.70	$0.82	$0.15	$ 0.97

2000 - Class B Shares	13.72	0.71	0.15	0.86

2000 - Class C Shares	13.71	0.71	0.14	0.85

2000 - Institutional Shares	13.69	0.87	0.14	1.01

2000 - Service Shares	13.63	0.82	0.18	1.00

1999 - Class A Shares	14.91	0.80	(0.89)	(0.09)

1999 - Class B Shares	14.92	0.69	(0.87)	(0.18)

1999 - Class C Shares	14.91	0.69	(0.88)	(0.19)

1999 - Institutional Shares	14.90	0.85	(0.88)	(0.03)

1999 - Service Shares	14.88	0.77	(0.92)	(0.15)

1998 - Class A Shares	14.59	0.81	0.45	1.26

1998 - Class B Shares	14.61	0.72	0.42	1.14

1998 - Class C Shares	14.60	0.74	0.40	1.14

1998 - Institutional Shares	14.59	0.87	0.42	1.29

1998 - Service Shares	14.59	0.80	0.40	1.20

1997 - Class A Shares	14.36	0.91	0.29	1.20

1997 - Class B Shares	14.37	0.80	0.30	1.10

1997 - Class C Shares (commenced August 15)	14.38	0.17	0.22	0.39

1997 - Institutional Shares (commenced August 15)	14.37	0.20	0.22	0.42

1997 - Service Shares (commenced August 15)	14.37	0.20	0.21	0.41

1996 - Class A Shares	14.47	0.92	(0.11)	0.81

1996 - Class B Shares (commenced May 1)	14.11	0.41	0.26	0.67

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total Distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.83)	$ —	$ —	(0.83)	$13.84	7.33%	$ 88,783	0.98%

(0.73)	—	—	(0.73)	13.85	6.45	18,724	1.73

(0.72)	—	—	(0.72)	13.84	6.46	7,606	1.73

(0.88)	—	—	(0.88)	13.82	7.68	7,514	0.58

(0.81)	—	—	(0.81)	13.82	7.62	373	1.08

(0.77)	—	(0.35)	(1.12)	13.70	(0.63)	82,102	0.98

(0.67)	—	(0.35)	(1.02)	13.72	(1.29)	19,684	1.73

(0.66)	—	(0.35)	(1.01)	13.71	(1.29)	10,053	1.73

(0.83)	—	(0.35)	(1.18)	13.69	(0.23)	5,899	0.58

(0.75)	—	(0.35)	(1.10)	13.63	(1.01)	15	1.08

(0.81)	(0.07)	(0.06)	(0.94)	14.91	8.98	101,015	0.76

(0.72)	(0.05)	(0.06)	(0.83)	14.92	8.09	16,125	1.51

(0.74)	(0.03)	(0.06)	(0.83)	14.91	8.09	9,639	1.51

(0.87)	(0.05)	(0.06)	(0.98)	14.90	9.19	2,642	0.51

(0.80)	(0.05)	(0.06)	(0.91)	14.88	8.53	2	1.01

(0.90)	—	(0.07)	(0.97)	14.59	8.72	68,859	0.50

(0.79)	—	(0.07)	(0.86)	14.61	7.96	8,041	1.25

(0.17)	—	—	(0.17)	14.60	2.72 [f]	1,196	1.25	[b]

(0.20)	—	—	(0.20)	14.59	2.94 [f]	1,894	0.25	[b]

(0.19)	—	—	(0.19)	14.59	2.85 [f]	2	0.75	[b]

(0.92)	—	—	(0.92)	14.36	5.80	30,603	0.50

(0.41)	—	—	(0.41)	14.37	4.85 [f]	234	1.25	[b]

GOVERNMENT INCOME FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[c]

For The Years Ended October 31,

2000 - Class A Shares	6.01%		1.39%		5.60%		341.28%

2000 - Class B Shares	5.24		2.14		4.83		341.28

2000 - Class C Shares	5.25		2.14		4.84		341.28

2000 - Institutional Shares	6.41		0.99		6.00		341.28

2000 - Service Shares	6.02		1.49		5.61		341.28

1999 - Class A Shares	5.63		1.33		5.28		277.64

1999 - Class B Shares	4.88		2.08		4.53		277.64

1999 - Class C Shares	4.89		2.08		4.54		277.64

1999 - Institutional Shares	6.07		0.93		5.72		277.64

1999 - Service Shares	5.56		1.43		5.21		277.64

1998 - Class A Shares	5.53		1.53		4.76		315.43

1998 - Class B Shares	4.76		2.05		4.22		315.43

1998 - Class C Shares	4.59		2.05		4.05		315.43

1998 - Institutional Shares	5.82		1.05		5.28		315.43

1998 - Service Shares	5.48		1.55		4.94		315.43

1997 - Class A Shares	6.38		1.82		5.06		395.75

1997 - Class B Shares	5.59		2.32		4.52		395.75

1997 - Class C Shares (commenced August 15)	5.45	[b]	2.32	[b]	4.38	[b]	395.75

1997 - Institutional Shares (commenced August 15)	7.03	[b]	1.32	[b]	5.96	[b]	395.75

1997 - Service Shares (commenced August 15)	6.49	[b]	1.82	[b]	5.42	[b]	395.75

1996 - Class A Shares	6.42		1.89		5.03		485.09

1996 - Class B Shares (commenced May 1)	5.65	[b]	2.39	[b]	4.51	[b]	485.09

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MUNICIPAL INCOME FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations

For The Years Ended October 31,

2000 - Class A Shares	$14.07	$0.67	[c]	$0.41	$1.08

2000 - Class B Shares	14.08	0.57	[c]	0.40	0.97

2000 - Class C Shares	14.08	0.57	[c]	0.41	0.98

2000 - Institutional Shares	14.07	0.72	[c]	0.42	1.14

2000 - Service Shares	14.09	0.68	[c]	0.42	1.10

1999 - Class A Shares	15.47	0.63		(1.29)	(0.66)

1999 - Class B Shares	15.47	0.51		(1.28)	(0.77)

1999 - Class C Shares	15.47	0.51		(1.28)	(0.77)

1999 - Institutional Shares	15.47	0.70		(1.30)	(0.60)

1999 - Service Shares	15.48	0.65		(1.32)	(0.67)

1998 - Class A Shares	14.99	0.65		0.50	1.15

1998 - Class B Shares	15.00	0.53		0.49	1.02

1998 - Class C Shares	14.99	0.53		0.50	1.03

1998 - Institutional Shares	15.00	0.68		0.50	1.18

1998 - Service Shares	14.99	0.64		0.49	1.13

1997 - Class A Shares	14.37	0.67		0.62	1.29

1997 - Class B Shares	14.37	0.56		0.63	1.19

1997 - Class C Shares (commenced August 15)	14.85	0.12		0.14	0.26

1997 - Institutional Shares (commenced August 15)	14.84	0.15		0.16	0.31

1997 - Service Shares (commenced August 15)	14.84	0.14		0.15	0.29

1996 - Class A Shares	14.17	0.65		0.20	0.85

1996 - Class B Shares (commenced May 1)	14.03	0.27		0.34	0.61

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gain	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.67)	$ —	$ —	$(0.67)	$14.48	7.87%	$67,315	0.94%

(0.56)	—	—	(0.56)	14.49	7.07	8,776	1.69

(0.56)	—	—	(0.56)	14.50	7.07	3,292	1.69

(0.73)	—	—	(0.73)	14.48	8.30	56,376	0.54

(0.66)	—	—	(0.66)	14.53	7.98	1	1.04

(0.65)	—	(0.09)	(0.74)	14.07	(4.46)	90,443	0.94

(0.52)	(0.01)	(0.09)	(0.62)	14.08	(5.10)	9,334	1.69

(0.51)	(0.02)	(0.09)	(0.62)	14.08	(5.10)	4,379	1.69

(0.70)	(0.01)	(0.09)	(0.80)	14.07	(4.07)	16,197	0.54

(0.63)	—	(0.09)	(0.72)	14.09	(4.49)	2	1.04

(0.64)	—	(0.03)	(0.67)	15.47	7.79	91,158	0.87

(0.52)	—	(0.03)	(0.55)	15.47	6.91	6,722	1.62

(0.52)	—	(0.03)	(0.55)	15.47	6.98	2,862	1.62

(0.68)	—	(0.03)	(0.71)	15.47	8.00	6,154	0.58

(0.61)	—	(0.03)	(0.64)	15.48	7.68	2	1.08

(0.67)	—	—	(0.67)	14.99	9.23	64,553	0.85

(0.56)	—	—	(0.56)	15.00	8.48	1,750	1.60

(0.12)	—	—	(0.12)	14.99	1.75 [f]	130	1.60	[b]

(0.15)	—	—	(0.15)	15.00	2.10 [f]	351	0.60	[b]

(0.14)	—	—	(0.14)	14.99	1.93 [f]	2	1.10	[b]

(0.65)	—	—	(0.65)	14.37	6.13	52,267	0.85

(0.27)	—	—	(0.27)	14.37	4.40 [f]	255	1.60	[b]

MUNICIPAL INCOME FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For The Years Ended October 31,

2000 - Class A Shares	4.74%		1.28%		4.40%		67.14%

2000 - Class B Shares	3.99		2.03		3.65		67.14

2000 - Class C Shares	3.99		2.03		3.65		67.14

2000 - Institutional Shares	5.10		0.88		4.76		67.14

2000 - Service Shares	4.82		1.38		4.48		67.14

1999 - Class A Shares	4.15		1.14		3.95		70.31

1999 - Class B Shares	3.40		1.89		3.20		70.31

1999 - Class C Shares	3.40		1.89		3.20		70.31

1999 - Institutional Shares	4.58		0.74		4.38		70.31

1999 - Service Shares	4.35		1.24		4.15		70.31

1998 - Class A Shares	4.25		1.64		3.48		56.51

1998 - Class B Shares	3.44		2.16		2.90		56.51

1998 - Class C Shares	3.38		2.16		2.84		56.51

1998 - Institutional Shares	4.41		1.12		3.87		56.51

1998 - Service Shares	4.21		1.62		3.67		56.51

1997 - Class A Shares	4.60		1.62		3.83		153.12

1997 - Class B Shares	3.74		2.12		3.22		153.12

1997 - Class C Shares (commenced August 15)	3.24	[b]	2.12	[b]	2.72	[b]	153.12

1997 - Institutional Shares (commenced August 15)	4.41	[b]	1.12	[b]	3.89	[b]	153.12

1997 - Service Shares (commenced August 15)	4.24	[b]	1.62	[b]	3.72	[b]	153.12

1996 - Class A Shares	4.58		1.55		3.88		344.13

1996 - Class B Shares (commenced May 1)	3.55	[b]	2.05	[b]	3.10	[b]	344.13

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CORE FIXED INCOME FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations

For The Years Ended October 31,
2000 - Class A Shares	$ 9.50	$0.57	[c]	$ 0.02		$ 0.59
2000 - Class B Shares	9.52	0.50	[c]	0.02		0.52
2000 - Class C Shares	9.52	0.50	[c]	0.03		0.53
2000 - Institutional Shares	9.52	0.61	[c]	0.02		0.63
2000 - Service Shares	9.52	0.56	[c]	0.02		0.58

1999 - Class A Shares	10.25	0.54		(0.61)		(0.07)
1999 - Class B Shares	10.28	0.48		(0.62)		(0.14)
1999 - Class C Shares	10.28	0.47		(0.62)		(0.15)
1999 - Institutional Shares	10.28	0.58		(0.62)		(0.04)
1999 - Administration Shares [e]	10.27	0.40	[c]	(0.41	) [c]	(0.01)
1999 - Service Shares	10.28	0.54		(0.62)		(0.08)

1998 - Class A Shares	10.06	0.59		0.27		0.86
1998 - Class B Shares	10.09	0.52		0.27		0.79
1998 - Class C Shares	10.09	0.52		0.27		0.79
1998 - Institutional Shares	10.08	0.61		0.29		0.90
1998 - Administration Shares	10.07	0.57		0.29		0.86
1998 - Service Shares	10.09	0.56		0.27		0.83

1997 - Class A Shares (commenced May 1)	9.70	0.30		0.36		0.66
1997 - Class B Shares (commenced May 1)	9.72	0.27		0.37		0.64
1997 - Class C Shares (commenced August 15)	9.93	0.11		0.16		0.27
1997 - Institutional Shares	9.85	0.64		0.23		0.87
1997 - Administration Shares	9.84	0.62		0.23		0.85
1997 - Service Shares	9.86	0.59		0.23		0.82

1996 - Institutional Shares	10.00	0.64		(0.07)		0.57
1996 - Administrative Shares (commenced February 28)	9.91	0.41		(0.07)		0.34
1996 - Service Shares (commenced March 13)	9.77	0.38		0.09		0.47

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period		Total return[a]		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.57)	$ —	$ —	$(0.57)	$ 9.52		6.48%		$ 73,846	0.94%
(0.50)	—	—	(0.50)	9.54		5.69		14,002	1.69
(0.50)	—	—	(0.50)	9.55		5.80		6,107	1.69
(0.61)	—	—	(0.61)	9.54		6.90		268,465	0.54
(0.56)	—	—	(0.56)	9.54		6.37		9,445	1.04

(0.53)	—	(0.15)	(0.68)	9.50		(0.68)		65,368	0.94
(0.47)	—	(0.15)	(0.62)	9.52		(1.47)		14,654	1.69
(0.46)	—	(0.15)	(0.61)	9.52		(1.51)		7,443	1.69
(0.57)	—	(0.15)	(0.72)	9.52		(0.37)		216,973	0.54
(0.40)	—	(0.15)	(0.55)	9.71	[e]	(0.13	) [f]	—	0.79	[b]
(0.53)	—	(0.15)	(0.68)	9.52		(0.87)		8,172	1.04

(0.59)	(0.02)	(0.06)	(0.67)	10.25		8.76		56,267	0.74
(0.52)	(0.02)	(0.06)	(0.60)	10.28		7.94		7,209	1.49
(0.52)	(0.02)	(0.06)	(0.60)	10.28		7.94		5,587	1.49
(0.61)	(0.03)	(0.06)	(0.70)	10.28		9.15		195,730	0.46
(0.57)	(0.03)	(0.06)	(0.66)	10.27		8.88		12,743	0.71
(0.56)	(0.02)	(0.06)	(0.64)	10.28		8.50		5,263	0.96

(0.30)	—	—	(0.30)	10.06		6.94	[f]	9,336	0.70	[b]
(0.27)	—	—	(0.27)	10.09		6.63	[f]	621	1.45	[b]
(0.11)	—	—	(0.11)	10.09		2.74	[f]	272	1.45	[b]
(0.64)	—	—	(0.64)	10.08		9.19		79,230	0.45
(0.62)	—	—	(0.62)	10.07		8.92		6,176	0.70
(0.59)	—	—	(0.59)	10.09		8.65		1,868	0.95

(0.64)	—	(0.08)	(0.72)	9.85		5.98		72,061	0.45
(0.41)	—	—	(0.41)	9.84		3.56	[f]	702	0.70	[b]
(0.38)	—	—	(0.38)	9.86		4.90	[f]	381	0.95	[b]

CORE FIXED INCOME FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[d]

For The Years Ended October 31,
2000 - Class A Shares	6.04%		0.97%		6.01%		271.53%
2000 - Class B Shares	5.29		1.72		5.26		271.53
2000 - Class C Shares	5.30		1.72		5.27		271.53
2000 - Institutional Shares	6.46		0.57		6.43		271.53
2000 - Service Shares	5.95		1.07		5.92		271.53

1999 - Class A Shares	5.57		0.98		5.53		279.67
1999 - Class B Shares	4.83		1.73		4.79		279.67
1999 - Class C Shares	4.82		1.73		4.78		279.67
1999 - Institutional Shares	5.97		0.58		5.93		279.67
1999 - Administration Shares [e]	5.63	[b]	0.83	[b]	5.59	[b]	279.67
1999 - Service Shares	5.50		1.08		5.46		279.67

1998 - Class A Shares	5.58		1.21		5.11		271.50
1998 - Class B Shares	4.82		1.75		4.56		271.50
1998 - Class C Shares	4.81		1.75		4.55		271.50
1998 - Institutional Shares	5.95		0.72		5.69		271.50
1998 - Administration Shares	5.70		0.97		5.44		271.50
1998 - Service Shares	5.44		1.22		5.18		271.50

1997 - Class A Shares (commenced May 1)	6.13	[b]	1.33	[b]	5.50	[b]	361.27
1997 - Class B Shares (commenced May 1)	5.28	[b]	1.83	[b]	4.90	[b]	361.27
1997 - Class C Shares (commenced August 15)	4.84	[b]	1.83	[b]	4.46	[b]	361.27
1997 - Institutional Shares	6.53		0.83		6.15		361.27
1997 - Administration Shares	6.27		1.08		5.89		361.27
1997 - Service Shares	6.00		1.33		5.62		361.27

1996 - Institutional Shares	6.51		0.83		6.13		414.20
1996 - Administrative Shares (commenced February 28)	6.41	[b]	1.08	[b]	6.03	[b]	414.20
1996 - Service Shares (commenced March 13)	6.37	[b]	1.33	[b]	5.99	[b]	414.20

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GLOBAL INCOME FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations

For The Years Ended October 31,

2000 - Class A Shares	$14.49	$0.59	[c]	$ 0.20		$0.79

2000 - Class B Shares	14.45	0.51	[c]	0.22		0.73

2000 - Class C Shares	14.43	0.51	[c]	0.22		0.73

2000 - Institutional Shares	14.48	0.68	[c]	0.21		0.89

2000 - Service Shares	14.47	0.61	[c]	0.20		0.81

1999 - Class A Shares	15.65	0.62	[c]	(0.78	) [c]	(0.16)

1999 - Class B Shares	15.63	0.53		(0.78)		(0.25)

1999 - Class C Shares	15.60	0.53		(0.77)		(0.24)

1999 - Institutional Shares	15.64	0.71		(0.77)		(0.06)

1999 - Service Shares	15.64	0.64		(0.79)		(0.15)

1998 - Class A Shares	15.10	0.72	[c]	0.90	[c]	1.62

1998 - Class B Shares	15.08	0.63	[c]	0.92	[c]	1.55

1998 - Class C Shares	15.06	0.63	[c]	0.91	[c]	1.54

1998 - Institutional Shares	15.09	0.82	[c]	0.90	[c]	1.72

1998 - Service Shares	15.09	0.74	[c]	0.91	[c]	1.65

1997 - Class A Shares	14.53	0.59		0.77		1.36

1997 - Class B Shares	14.53	0.72		0.56		1.28

1997 - Class C Shares (commenced August 15)	14.80	0.16		0.29		0.45

1997 - Institutional Shares	14.52	0.88		0.56		1.44

1997 - Service Shares (commenced March 12)	14.69	0.53		0.39		0.92

1996 - Class A Shares	14.45	0.71		0.80		1.51

1996 - Class B Shares (commenced May 1)	14.03	0.34		0.52		0.86

1996 - Institutional Shares	14.45	1.15		0.42		1.57

APPENDIX B

Distributions to shareholders
From net investment income	From capital	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.60)	$ —	$ —	(0.60)	$14.68	5.58%	$294,738	1.34%

(0.53)	—	—	(0.53)	14.65	5.14	22,008	1.84

(0.53)	—	—	(0.53)	14.63	5.13	5,954	1.84

(0.70)	—	—	(0.70)	14.67	6.27	287,145	0.69

(0.62)	—	—	(0.62)	14.66	5.76	1,934	1.19

(0.61)	(0.03)	(0.36)	(1.00)	14.49	(1.14)	271,832	1.34

(0.55)	(0.02)	(0.36)	(0.93)	14.45	(1.74)	16,724	1.84

(0.55)	(0.02)	(0.36)	(0.93)	14.43	(1.68)	7,786	1.84

(0.71)	(0.03)	(0.36)	(1.10)	14.48	(0.49)	279,621	0.69

(0.63)	(0.03)	(0.36)	(1.02)	14.47	(1.06)	1,115	1.19

(1.01)	—	(0.06)	(1.07)	15.65	11.21	217,362	1.31

(0.94)	—	(0.06)	(1.00)	15.63	10.66	8,135	1.83

(0.94)	—	(0.06)	(1.00)	15.60	10.65	4,090	1.83

(1.11)	—	(0.06)	(1.17)	15.64	11.95	178,532	0.66

(1.04)	—	(0.06)	(1.10)	15.64	11.43	1,058	1.16

(0.79)	—	—	(0.79)	15.10	9.66	167,096	1.17

(0.73)	—	—	(0.73)	15.08	9.04	3,465	1.71

(0.19)	—	—	(0.19)	15.06	3.03 [f]	496	1.71	[b]

(0.87)	—	—	(0.87)	15.09	10.26	60,929	0.65

(0.52)	—	—	(0.52)	15.09	6.42	151	1.15	[b]

(1.43)	—	—	(1.43)	14.53	11.05	198,665	1.16

(0.36)	—	—	(0.36)	14.53	6.24 [f]	256	1.70	[b]

(1.50)	—	—	(1.50)	14.52	11.55	54,254	0.65

GLOBAL INCOME FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For The Years Ended October 31,

2000 - Class A Shares	4.03%		1.70%		3.67%		185.10%

2000 - Class B Shares	3.53		2.20		3.17		185.10

2000 - Class C Shares	3.54		2.20		3.18		185.10

2000 - Institutional Shares	4.69		1.05		4.33		185.10

2000 - Service Shares	4.17		1.55		3.81		185.10

1999 - Class A Shares	4.12		1.72		3.74		158.27

1999 - Class B Shares	3.60		2.22		3.22		158.27

1999 - Class C Shares	3.60		2.22		3.22		158.27

1999 - Institutional Shares	4.75		1.07		4.37		158.27

1999 - Service Shares	4.28		1.57		3.90		158.27

1998 - Class A Shares	4.71		1.75		4.27		229.91

1998 - Class B Shares	4.19		2.24		3.78		229.91

1998 - Class C Shares	4.20		2.24		3.79		229.91

1998 - Institutional Shares	5.40		1.07		4.99		229.91

1998 - Service Shares	4.92		1.57		4.51		229.91

1997 - Class A Shares	5.19		1.60		4.76		383.72

1997 - Class B Shares	4.76		2.10		4.37		383.72

1997 - Class C Shares (commenced August 15)	4.98	[b]	2.10	[b]	4.59	[b]	383.72

1997 - Institutional Shares	5.72		1.04		5.33		383.72

1997 - Service Shares (commenced March 12)	5.33	[b]	1.54	[b]	4.94	[b]	383.72

1996 - Class A Shares	5.81		1.64		5.33		232.15

1996 - Class B Shares (commenced May 1)	5.16	[b]	2.14	[b]	4.72	[b]	232.15

1996 - Institutional Shares	6.35		1.11		5.89		232.15

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HIGH YIELD MUNICIPAL FUND

		Income from investment operations
	Net asset value at beginning of period	Net investment income[c]	Net realized and unrealized gain (loss)	Total from investment operations

For The Period Ended October 31,

2000 - Class A Shares (commenced April 3)	$10.00	$0.33	$0.17	$0.50

2000 - Class B Shares (commenced April 3)	10.00	0.29	0.17	0.46

2000 - Class C Shares (commenced April 3)	10.00	0.29	0.17	0.46

2000 - Institutional Shares (commenced April 3)	10.00	0.36	0.16	0.52

APPENDIX B

Distributions to shareholders
From net investment income	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets[b]

$(0.32)	$10.18	5.06%	$121,702	0.99%

(0.28)	10.18	4.60	10,039	1.74

(0.28)	10.18	4.60	10,213	1.74

(0.34)	10.18	5.30	128,997	0.59

HIGH YIELD MUNICIPAL FUND (continued)

		Ratios assuming no expense reductions
	Ratio of net investment income to average net assets[b]	Ratio of net expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Portfolio turnover rate

For The Period Ended October 31,

2000 - Class A Shares (commenced April 3)	5.71%	1.27%	5.43%	52.45%

2000 - Class B Shares (commenced April 3)	4.99	2.02	4.71	52.45

2000 - Class C Shares (commenced April 3)	4.95	2.02	4.67	52.45

2000 - Institutional Shares (commenced April 3)	6.14	0.87	5.86	52.45

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HIGH YIELD FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total income (loss) from investment operations

For The Years Ended October 31,

2000 - Class A Shares	$ 9.07	$0.84	[c]	$(0.78)		$ 0.06

2000 - Class B Shares	9.08	0.78	[c]	(0.80)		(0.02)

2000 - Class C Shares	9.07	0.78	[c]	(0.80)		(0.02)

2000 - Institutional Shares	9.08	0.88	[c]	(0.79)		0.09

2000 - Service Shares	9.08	0.83	[c]	(0.78)		0.05

1999 - Class A Shares	9.16	0.85		(0.10)		0.75

1999 - Class B Shares	9.16	0.77		(0.09)		0.68

1999 - Class C Shares	9.16	0.78		(0.11)		0.67

1999 - Institutional Shares	9.17	0.90	[c]	(0.12	) [c]	0.78

1999 - Service Shares	9.17	0.86	[c]	(0.12	) [c]	0.74

1998 - Class A Shares	9.97	0.82		(0.85)		(0.03)

1998 - Class B Shares	9.97	0.75		(0.86)		(0.11)

1998 - Class C Shares	9.97	0.75		(0.86)		(0.11)

1998 - Institutional Shares	9.97	0.84		(0.83)		0.01

1998 - Service Shares	9.97	0.80		(0.84)		(0.04)

For The Period Ended October 31,

1997 - Class A Shares (commenced August 1)	10.00	0.17		(0.02)		0.15

1997 - Class B Shares (commenced August 1)	10.00	0.15		(0.02)		0.13

1997 - Class C Shares (commenced August 15)	9.97	0.14		0.01		0.15

1997 - Institutional Shares (commenced August 1)	10.00	0.18		(0.02)		0.16

1997 - Service Shares (commenced August 1)	10.00	0.17		(0.02)		0.15

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	Total Distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.93)	$(0.02)	$(0.95)	$8.18	0.38%	$409,224	1.16%

(0.86)	(0.02)	(0.88)	8.18	(0.48)	37,085	1.91

(0.86)	(0.02)	(0.88)	8.17	(0.48)	8,933	1.91

(0.96)	(0.02)	(0.98)	8.19	0.77	420,284	0.76

(0.92)	(0.02)	(0.94)	8.19	0.15	396	1.26

(0.84)	—	(0.84)	9.07	8.06	524,674	1.16

(0.76)	—	(0.76)	9.08	7.38	39,907	1.91

(0.76)	—	(0.76)	9.07	7.26	10,078	1.91

(0.87)	—	(0.87)	9.08	8.49	257,498	0.76

(0.83)	—	(0.83)	9.08	7.95	280	1.26

(0.78)	—	(0.78)	9.16	(0.70)	401,626	1.09

(0.70)	—	(0.70)	9.16	(1.43)	29,256	1.84

(0.70)	—	(0.70)	9.16	(1.43)	8,532	1.84

(0.81)	—	(0.81)	9.17	(0.32)	97,547	0.84

(0.76)	—	(0.76)	9.17	(0.79)	447	1.34

(0.17)	(0.01)	(0.18)	9.97	1.50 [f]	325,911	0.95	[b]

(0.15)	(0.01)	(0.16)	9.97	1.31 [f]	10,308	1.70	[b]

(0.14)	(0.01)	(0.15)	9.97	1.46 [f]	1,791	1.70	[b]

(0.18)	(0.01)	(0.19)	9.97	1.58 [f]	2	0.70	[b]

(0.17)	(0.01)	(0.18)	9.97	1.46 [f]	2	1.20	[b]

HIGH YIELD FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For The Years Ended October 31,

2000 - Class A Shares	9.54%		1.21%		9.49%		55.27%

2000 - Class B Shares	8.79		1.96		8.74		55.27

2000 - Class C Shares	8.78		1.96		8.73		55.27

2000 - Institutional Shares	9.99		0.81		9.94		55.27

2000 - Service Shares	9.39		1.31		9.34		55.27

1999 - Class A Shares	9.06		1.22		9.00		59.04

1999 - Class B Shares	8.30		1.97		8.24		59.04

1999 - Class C Shares	8.26		1.97		8.20		59.04

1999 - Institutional Shares	9.50		0.82		9.44		59.04

1999 - Service Shares	8.92		1.32		8.86		59.04

1998 - Class A Shares	8.25		1.36		7.98		113.44

1998 - Class B Shares	7.61		1.88		7.57		113.44

1998 - Class C Shares	7.61		1.88		7.57		113.44

1998 - Institutional Shares	9.47		0.88		9.43		113.44

1998 - Service Shares	9.17		1.38		9.13		113.44

For The Period Ended October 31,

1997 - Class A Shares (commenced August 1)	7.06	[b]	1.57	[b]	6.44	[b]	44.80	[f]

1997 - Class B Shares (commenced August 1)	6.28	[b]	2.07	[b]	5.91	[b]	44.80	[f]

1997 - Class C Shares (commenced August 15)	6.17	[b]	2.07	[b]	5.80	[b]	44.80	[f]

1997 - Institutional Shares (commenced August 1)	7.16	[b]	1.07	[b]	6.79	[b]	44.80	[f]

1997 - Service Shares (commenced August 1)	6.69	[b]	1.57	[b]	6.32	[b]	44.80	[f]

Footnotes:

a
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account. Total returns for less than one full year are not annualized.

b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Includes the effect of mortgage dollar roll transactions.
e	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.
f	Not annualized.

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Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies

	3	Goldman Sachs Enhanced Income Fund

	5	Goldman Sachs Adjustable Rate Government Fund

	6	Goldman Sachs Short Duration Government Fund

	7	Goldman Sachs Short Duration Tax-Free Fund

	8	Goldman Sachs Government Income Fund

	9	Goldman Sachs Municipal Income Fund

	10	Goldman Sachs Core Fixed Income Fund

	11	Goldman Sachs Global Income Fund

	13	Goldman Sachs High Yield Municipal Fund

	15	Goldman Sachs High Yield Fund

18	Other Investment Practices and Securities

22	Principal Risks of the Funds

27	Fund Performance

36	Fund Fees and Expenses

48	Service Providers

54	Dividends

56	Shareholder Guide

	56	How to Buy Shares

	69	How to Sell Shares

79	Taxation

82	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

104	Appendix B Financial Highlights

Fixed Income Funds
Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:
By telephone – Call 1-800-526-7384
By mail – Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 - 6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Funds’ documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov
Goldman Sachs – http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

517389
FIPROABC

Prospectus

Institutional Shares

March 1, 2001

GOLDMAN SACHS FIXED INCOME FUNDS

■	Goldman Sachs Enhanced Income Fund

■	Goldman Sachs Adjustable Rate Government Fund

■	Goldman Sachs Short Duration Government Fund

■	Goldman Sachs Short Duration Tax-Free Fund

■	Goldman Sachs Government Income Fund

■	Goldman Sachs Municipal Income Fund

■	Goldman Sachs Core Fixed Income Fund

■	Goldman Sachs Global Income Fund

■	Goldman Sachs High Yield Municipal Fund

■	Goldman Sachs High Yield Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Enhanced Income, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are each referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Fixed Income Investing Philosophy:
Active Management Within a Risk-Managed Framework
The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:

1. Sector Allocation—The Investment Adviser assesses the relative value of different investment sectors (such as U.S. corporate, asset-backed and mortgage-backed securities) to create investment strategies that meet each Fund’s objectives.

2. Security Selection—In selecting securities for each Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

3. Yield Curve Strategies—The Investment Adviser adjusts the term structure of the Funds based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

Fund Investment Objectives and Strategies

Goldman Sachs Enhanced Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = 9 month U.S. Treasury Bill plus or minus 3 months

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	Security Minimum = A Portfolio Weighted Average = AA

Benchmarks:	Six-Month and One-Year U.S. Treasury Security

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, primarily in a portfolio of fixed income securities, including non-mortgage U.S. Government Securities, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund will not invest in securities with remaining maturities of more than 5 years (excluding Treasury Securities deliverable into futures transactions). The Fund may invest across a broad range of high-grade fixed income sectors with an emphasis on the preservation of capital and liquidity. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities. The Investment Adviser will then use futures contracts and options on futures contracts to manage the Fund’s target duration in accordance with its benchmark.

The Enhanced Income Fund Is Not A Money Market Fund. Investors In This Fund Should Understand That The Net Asset Value (“NAV”) Of The Fund Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Adjustable Rate Government Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Six-Month to One-Year U.S. Treasury Security Maximum = 2 years

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities

Benchmarks:	Six-Month and One-Year U.S. Treasury Security

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund’s assets (up to 35%) may be invested in other U.S. Government Securities, including:

■	Fixed rate mortgage pass-through securities
■	Other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans (“Mortgage-Backed Securities”)
■	Repurchase agreements collateralized by U.S. Government Securities

Substantially all of the Fund’s assets will be invested in U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Short Duration Government Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Two-Year U.S. Treasury Security plus or minus 0.5 years Maximum = 3 years

Expected Approximate Interest Rate Sensitivity:	2-year U.S. Treasury note

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities

Benchmark:	Two-Year U.S. Treasury Security

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund’s assets will be invested in U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Short Duration Tax-Free Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Three-Year Municipal Bond Index plus or minus 0.5 years Maximum = 4 years

Expected Approximate Interest Rate Sensitivity:	3-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Three-Year Municipal Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s net assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Government Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Mutual Fund Government/Mortgage Index plus or minus 1 year Maximum = 6 years

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	U.S. Government Securities; non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Mutual Fund Government/Mortgage Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund’s assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, asset-backed securities and corporate securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Municipal Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus one year Maximum = 12 years

Expected Approximate Interest Rate Sensitivity:	15-year municipal bond

Credit Quality:	Minimum = BBB/Baa at the time of purchase; Weighted Average = A Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Municipal Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Core Fixed Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Bond Index plus or minus one year Maximum = 6 years

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:
Minimum = BBB or Baa; Minimum for non-U.S. dollar denominated securities = AA or Aa
Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities and asset-backed securities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund’s investments in non-U.S. dollar denominated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Global
Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years Maximum = 7.5 years

Expected Approximate Interest Rate Sensitivity:	6-year government bond

Credit Quality:
Minimum = BBB or Baa at time of purchase; at least 50% of total assets = AAA or Aaa
Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	J.P. Morgan Global Government Bond Index (hedged)

INVESTMENT OBJECTIVE

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:

■	Have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars
■	Invest in securities of issuers in at least three countries
■
Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

The fixed-income securities in which the Fund may invest include:
■	U.S. Government Securities and custodial receipts therefor
■	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
■	Corporate debt securities
■
Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion

■	Commercial paper
■	Mortgage-Backed Securities and asset-backed securities

The Global Income Fund is “non-diversified” under the Investment Company Act of 1940 (the “Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Municipal Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Municipal Bond Index plus or minus 2 years Maximum = 12 years

Expected Approximate Interest Rate Sensitivity:	15-20-year municipal bond

Credit Quality:	At least 65% of total assets = BBB or Baa or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmarks:	Lehman Brothers Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in high-yield Municipal Securities that, at the time of investment, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a NRSRO, and non-investment grade securities are securities rated BB, Ba or below by a NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. Under normal circumstances, the Fund may also invest up to 35% of its total assets in higher grade fixed-income securities.

In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB/Ba or lower).

Under normal circumstances, the Fund invests at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes).

The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Recognizing that the high-yield municipal market may consist of a limited number of attractive investment opportunities at any one time, the Investment Adviser may temporarily close the Fund to new investors in circumstances where it believes that a sufficient quantity of appropriate high-yield Municipal Securities are not available in the market place. This determination will not preclude existing shareholders of the High Yield Municipal Fund from purchasing or redeeming Fund shares.

The High Yield Municipal Fund is “non-diversified” under the Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the High Yield Municipal Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
High Yield Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers High Yield Bond Index plus or minus 2.5 years Maximum = 7.5 years

Expected Approximate Interest Rate Sensitivity:	6-year U.S. Treasury note

Credit Quality:	At least 65% of total assets = BB or Ba or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality.

Benchmark:	Lehman Brothers U.S. Corporate High Yield Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities that, at the time of investment, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:

■	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
■	Convertible and non-convertible corporate debt obligations
■	Loan participations
■	Custodial receipts
■	Municipal Securities
■	Preferred stock

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency.

Goldman Sachs
High Yield Fund    continued

Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

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Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

10  Percent of total assets (italic type)
10  Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Enhanced Income Fund		Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund	Government Income Fund

Investment Practices

Borrowings	33 1 /3		33 1 /3	33 1 /3	33 1 /3	33 1 /3

Credit and Interest Rate Swaps*	•		•	•	•	•

Currency Options and Futures	—		—	—	—	—

Cross Hedging of Currencies	—		—	—	—	—

Currency Swaps*	—		—	—	—	—

Financial Futures Contracts	•		•	•	•	•

Forward Foreign Currency Exchange Contracts	—		—	—	—	—

Interest Rate Floors, Caps and Collars	•		•	•	•	•

Mortgage Dollar Rolls	—		•	•	—	•

Mortgage Swaps*	—		•	•	—	•

Options (including Options on Futures)	•		•	•	•	•

Options on Foreign Currencies	—		—	—	—	—

Repurchase Agreements	•	**	•	•	•	•

Securities Lending	33 1 /3		33 1 /3	33 1 /3	33 1 /3	33 1 /3

Standby Commitments and Tender Option Bonds	—		—	—	•	—

When-Issued Securities and Forward Committments	•		•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	These Funds may enter into repurchase agreements collateralized by securities issued by foreign governments.

OTHER INVESTMENT PRACTICES AND SECURITIES

Municipal Income Fund	Core Fixed Income Fund	Global Income Fund	High Yield Municipal Fund	High Yield Fund

33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3

•	•	•	•	•

—	•	•	—	•

—	•	•	—	•

—	•	•	—	•

•	•	•	•	•

—	•	•	—	•

•	•	•	•	•

—	•	•	—	—

—	•	•	—	•

•	•	•	•	•

—	•	•	—	•

•	•**	•**	•	•**

33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3

•	—	—	•	—

•	•	•	•	•

10  Percent of total assets (italic type)
10  Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Enhanced Income Fund	Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund	Government Income Fund

Investment Securities

Asset-Backed Securities	•	• [1]	• [1]	•	•

Bank Obligations	•	—	—	—	•

Convertible Securities	•	—	—	•	—

Corporate Debt Obligations and Trust Preferred Securities	•	—	—	•	•

Emerging Country Securities	—	—	—	—	—

Floating and Variable Rate Obligations	•	•	•	•	•

Foreign Securities [2]	•	—	—	—	—

Loan Participations	—	—	—	—	—

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	—	•	•	—	•

Collateralized Mortgage Obligations	—	•	•	—	•

Multiple Class Mortgage-Backed Securities	—	•	•	—	•

Privately Issued Mortgage-Backed Securities	—	—	—	—	•

Stripped Mortgage-Backed Securities	•	•	•	—	•

Lower Grade Fixed Income Securities	—	—	—	—	—

Preferred Stock, Warrants and Rights	•	—	—	—	—

Structured Securities*	•	•	•	•	•

Taxable Municipal Securities	—	—	—	•	—

Tax-Free Municipal Securities	—	—	—	80+	•

Temporary Investments	•	•	•	• [5]	•

U.S. Government Securities	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

1
Adjustable Rate Government and Short Duration Government Funds may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.

2	Includes issuers domiciled in one country and issuing securities denominated in the currency of another. Non-Dollar securities are not permitted for the Enhanced Income Fund.

3	Of the Funds’ investments in foreign securities, 10% of each Fund’s total assets in the aggregate may be invested in emerging country securities.

4	High Yield Municipal and High Yield Funds may invest up to 35% of their respective total assets in higher grade securities under normal conditions.

5
Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds may invest no more than 20% of their net assets in taxable investments under normal conditions. Under unusual conditions, taxable investments may exceed this percentage.

OTHER INVESTMENT PRACTICES AND SECURITIES

Municipal Income Fund	Core Fixed Income Fund	Global Income Fund	High Yield Municipal Fund	High Yield Fund

•	•	•	•	•

—	•	•	—	•

•	•	—	•	•

•	•	•	•	•

—	10 [3]	10 [3]	—	25 [7]

•	•	•	•	•

—	25	25	—	• [7]

—	—	—	—	•

—	•	•	—	•

—	•	•	—	•

—	•	•	—	•

—	•	•	—	•

—	•	•	—	•

—	—	—	65+ [4]	65+ [4]

—	—	—	—	•

•	•	•	•	•

20	•	—	20	•

80+	•	—	80+	•

• [5]	•	•	• [5,6]	• [6]

•	•	•	•	•

6	High Yield Municipal and High Yield Funds may for this purpose invest in investment and high grade securities without limit.

7	The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denominated in any currency.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable
— Not Applicable

	Enhanced Income Fund	Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund	Government Income Fund

NAV	•	•	•	•	•

Interest Rate	•	•	•	•	•

Credit/Default	•	•	•	•	•

Call	•	•	•	•	•

Extension	•	•	•	•	•

Derivatives	•	•	•	•	•

U.S. Government Securities	•	•	•	•	•

Market	•	•	•	•	•

Management	•	•	•	•	•

Liquidity	•	•	•	•	•

Non-Diversification	—	—	—	—	—

Foreign	•	—	—	—	—

Emerging Countries	—	—	—	—	—

Junk Bond	—	—	—	—	—

Tax	—	—	—	•	—

PRINCIPAL RISKS OF THE FUNDS

Municipal Income Fund	Core Fixed Income Fund	Global Income Fund	High Yield Municipal Fund	High Yield Fund

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

—	—	•	•	—

—	•	•	—	•

—	•	•	—	•

—	—	—	•	•

•	—	—	•	—

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.
■
Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

■
Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. With respect to the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, risk of loss from payment default may exist where Municipal Securities are backed by foreign letters of credit or guarantees.

■
Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

■
Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

■
Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative investments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

■
U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

■
Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase a Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market condi tions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.

Specific Funds:

■
Non-Diversification Risk—The Global Income and High Yield Municipal Funds are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund’s investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

■
Foreign Risk—The Enhanced Income, Core Fixed Income, Global Income and High Yield Funds will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■
Emerging Countries Risk—The Core Fixed Income, Global Income and High Yield Funds may invest in emerging countries. The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

■
“Junk Bond” Risk—The High Yield Municipal and High Yield Funds will invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

■
Tax Risk—The Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. The Enhanced Income Fund and High Yield Municipal Fund as of the date of this Prospectus had less than one calendar year’s performance; therefore, no performance information is provided in this section.

Adjustable Rate Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ‘00 2.29% Worst Quarter Q2 ‘94 0.14%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Institutional Shares (Inception 7/17/91)	6.70%	5.76%	5.43%
Six-Month U.S. Treasury Security*	6.49%	5.51%	5.17%
One-Year U.S. Treasury Security*	6.75%	5.62%	5.50%
Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index**	7.62%	5.85%	6.02%

*	The Six-Month and One-Year U.S. Treasury Securities, as reported by Merrill Lynch, do not reflect any fees or expenses.
**	The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

FUND PERFORMANCE

Short Duration Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q3 ‘91 3.69% Worst Quarter Q1 ‘94 -0.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	10 Years	Since Inception

Institutional Shares (Inception 8/15/88)	8.50%	6.02%	6.21%	6.83%
Two-Year U.S. Treasury Security*	7.50%	5.40%	6.14%	6.83%
Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index**	8.15%	5.95%	6.40%	7.03%

*	The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
**	The Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

Short Duration Tax-Free Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q1 ‘93 2.20% Worst Quarter Q1 ‘94 -1.79%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Institutional Shares (Inception 10/1/92)	5.53%	4.30%	4.25%
Lehman Brothers Three-Year Municipal Bond Index*	6.21%	4.65%	4.82%

*	The Lehman Brothers Three-Year Municipal Bond Index, an unmanaged index, does not reflect any fees or expenses.

FUND PERFORMANCE

Government Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ‘00 4.83% Worst Quarter Q2 ‘99 -0.98%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	12.55%	7.00%
Lehman Brothers Mutual Fund Government/Mortgage Index*	12.25%	7.37%

*	The Lehman Brothers Mutual Fund Government/Mortgage Index, an unmanaged index, does not reflect any fees or expenses.

Municipal Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ‘00 4.39% Worst Quarter Q2 ‘99 -2.80%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	11.67%	5.08%
Lehman Brothers Aggregate Municipal Bond Index*	11.66%	5.89%
Lehman Brothers 15-Year Municipal Bond Index**	13.11%	6.52%

*
The Lehman Brothers Aggregate Municipal Bond Index, an unmanaged index, is replacing the Lehman Brothers 15-Year Municipal Index as the Municipal Income Fund’s performance benchmark. The Lehman Brothers Aggregate Municipal Bond Index is a broad-based total return index composed of 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year and, in the Investment Adviser’s opinion, is a more appropriate benchmark against which to measure the performance of the Municipal Income Fund. The Index figures do not include any fees or expenses.

**
The Lehman Brothers 15-Year Municipal Bond Index, an unmanaged index, is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market.
The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Core Fixed Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q2 ‘95 5.99% Worst Quarter Q1 ‘96 -1.89%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Institutional Shares (Inception 1/5/94)	11.55%	6.31%	6.65%
Lehman Brothers Aggregate Bond Index*	11.59%	6.45%	6.69%

*
The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.

Global Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q3 ‘98 5.70% Worst Quarter Q2 ‘99 -1.60%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/1/95)	9.47%	7.83%	8.74%
J.P. Morgan Global Government Bond Index (hedged)*	10.92%	8.42%	9.03%

*	The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

FUND PERFORMANCE

High Yield Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ‘98 5.13% Worst Quarter Q3 ‘98 -6.52%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 8/1/97)	(4.00)%	2.42%
Lehman Brothers U.S. Corporate High Yield Bond Index*	(5.85)%	0.53%

*
The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

	Enhanced Income Fund	Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [1]

Management Fees [2]	0.25%	0.40%	0.50%	0.40%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses [3]	0.80%	0.16%	0.23%	0.39%

Total Fund Operating Expenses*	1.05%	0.56%	0.73%	0.79%

See page 38 for all other footnotes.

*
As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Enhanced Income Fund	Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [1]
Management Fees [2]	0.20%	0.40%	0.50%	0.35%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses [3]	0.05%	0.09%	0.04%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.25%	0.49%	0.54%	0.39%

FUND FEES AND EXPENSES

Government Income Fund	Municipal Income Fund	Core Fixed Income Fund	Global Income Fund	High Yield Municipal Fund	High Yield Fund

None	None	None	None	None	None
None	None	None	None	None	None

None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None

0.65%	0.55%	0.40%	0.90%	0.55%	0.70%
None	None	None	None	None	None
0.34%	0.33%	0.17%	0.15%	0.32%	0.11%

0.99%	0.88%	0.57%	1.05%	0.87%	0.81%

Government Income Fund	Municipal Income Fund	Core Fixed Income Fund	Global Income Fund	High Yield Municipal Fund	High Yield Fund

0.54%	0.50%	0.40%	0.65%	0.55%	0.70%
None	None	None	None	None	None
0.04%	0.04%	0.14%	0.04%	0.04%	0.06%

0.58%	0.54%	0.54%	0.69%	0.59%	0.76%

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses. The operating expenses for Enhanced Income Fund are estimated for the current year.
[2]
The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Enhanced Income, Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds equal to 0.05%, 0.05%, 0.11%, 0.05% and 0.25%, respectively of such Fund’s average daily net assets. As a result of fee waivers, the current management fees of the Enhanced Income, Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds are 0.20%, 0.35%, 0.54%, 0.50% and 0.65%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.

[3]
“Other Expenses” include transfer agency fees and expenses equal to 0.04% of the average daily net assets of each Fund’s Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” of each Fund (excluding management fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Fund	Other Expenses

Enhanced Income	0.01%
Adjustable Rate Government	0.05%
Short Duration Government	0.00%
Short Duration Tax-Free	0.00%
Government Income	0.00%
Municipal Income	0.00%
Core Fixed Income	0.10%
Global Income	0.00%
High Yield Municipal	0.00%
High Yield	0.02%

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Enhanced Income	$107	$334	N/A	N/A

Adjustable Rate Government	$ 57	$179	$313	$ 701

Short Duration Government	$ 75	$233	$406	$ 906

Short Duration Tax-Free	$ 81	$252	$439	$ 978

Government Income	$101	$315	$547	$1,213

Municipal Income	$ 90	$281	$488	$1,084

Core Fixed Income	$ 58	$183	$318	$ 714

Global Income	$107	$334	$579	$1,283

High Yield Municipal	$ 89	$278	$482	$1,073

High Yield	$ 83	$259	$450	$1,002

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	Enhanced Income
32 Old Slip	Short Duration Tax-Free
New York, New York 10005	Government Income
Municipal Income
Core Fixed Income
High Yield Municipal
High Yield

Goldman Sachs Funds Management, L.P. (“GSFM”)	Adjustable Rate Government
32 Old Slip	Short Duration Government
New York, New York 10005

Goldman Sachs Asset Management International (“GSAMI”)	Global Income
Procession House
55 Ludgate Hill
London England EC4M 7JW

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of December 31, 2000, GSAM, GSAMI and GSFM, along with other units of IMD, had assets under management of $281.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:
■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

	Contractual Rate	Actual Rate for the Fiscal Period Ended October 31, 2000

GSAM:

Enhanced Income	0.25%	0.20%

Short Duration Tax-Free	0.40%	0.35%

Government Income	0.65%	0.54%

Municipal Income	0.55%	0.50%

Core Fixed Income	0.40%	0.40%

High Yield Municipal	0.55%	0.55%

High Yield	0.70%	0.70%

GSFM:

Adjustable Rate Government	0.40%	0.40%

Short Duration Government	0.50%	0.50%

GSAMI:

Global Income	0.90%	0.65%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Fixed Income Portfolio Management Team
■	The fixed-income portfolio management team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $52.6 billion in fixed-income assets for retail, institutional and high net worth clients

U.S. Fixed Income-Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Jonathan A. Beinner Managing Director and Co-Head U.S. Fixed Income	Senior Portfolio Manager— Enhanced Income Adjustable Rate Government Short Duration Government Government Income Core Fixed Income	Since 2000 1992 1992 1992 1992	Mr. Beinner joined the Investment Adviser in 1990. He became a portfolio manager in 1992.

James B. Clark Vice President	Portfolio Manager— Enhanced Income Adjustable Rate Government Short Duration Government Government Income Core Fixed Income	Since 2000 1994 1994 1994 2000	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

Peter A. Dion Vice President	Portfolio Manager— Enhanced Income Adjustable Rate Government Short Duration Government	Since 2000 1995 1995	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

James P. McCarthy Vice President	Portfolio Manager— Enhanced Income Adjustable Rate Government Short Duration Government	Since 2000 1995 1995	Mr. McCarthy joined the
Investment Adviser in 1995 as a
portfolio manager after working
four years at Nomura Securities,
where he was an assistant vice
president and an adjustable rate
mortgage trader.

SERVICE PROVIDERS

U.S. Fixed Income-Municipal Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Ben Barber Vice President	Portfolio Manager— Short Duration Tax-Free Municipal Income High Yield Municipal	Since 1999 1999 2000	Mr. Barber joined the Investment Adviser in 1999 as a portfolio manager. Prior to his current position, he managed high yield municipal and municipal bond funds at Franklin Templeton for eight years.

Tom Kenny Managing Director and Head of Municipal Bond Portfolio Management	Senior Portfolio Manager— Short Duration Tax-Free Municipal Income High Yield Municipal	Since 1999 1999 2000	Mr. Kenny joined the Investment
Adviser in 1999 as a senior
portfolio manager. Previously,
he spent 13 years at Franklin
Templeton where he was a
portfolio manager of high yield
municipal and municipal funds,
Director of Municipal Research
and Director of the Municipal
Bond Department.

Kenneth Potts Vice President	Portfolio Manager— Short-Duration Tax-Free Municipal Income	Since 2000 2000	Mr. Potts joined the Investment
Adviser in 1997 as a portfolio
manager. He is also responsible
for managing municipal securities
for the Goldman Sachs money
market funds. Prior to his current
position, he spent eight years at
Prudential Insurance Co., primarily
as a short-term tax-exempt
portfolio manager.

U.S. Fixed Income-High Yield Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Andrew Jessop Vice President	Senior Portfolio Manager— High Yield	Since 1997	Mr. Jessop joined the
Investment Adviser in 1997 as a
portfolio manager. He is
responsible for managing high
yield assets. Previously, he
worked six years managing high
yield portfolios at Saudi
International Bank in London.

Michael L. Pasternak Vice President	Senior Portfolio Manager— High Yield	Since 1997	Mr. Pasternak is a product
manager for high yield assets
and contributes to the
management of high yield
assets. He joined the Investment
Adviser in 1997 as a portfolio
manager. Prior to that, he spent
eight years managing high yield
corporate bond and loan
portfolios at Saudi International
Bank in London.

Global Fixed Income—Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

James Cielinski Executive Director	Portfolio Manager— Global Income	Since 2000	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

Philip Gardner Executive Director	Portfolio Manager— Global Income	Since 2000	Mr. Gardner joined the
Investment Adviser in 1997 as a
portfolio manager. Prior to his
current position, he spent eight
years at Macquarie Bank in
Australia where he was
responsible for managing the
bank’s currency overlay service
and fixed income portfolios.

Philip Moffitt Executive Director; Senior Currency Portfolio Manager	Portfolio Manager— Global Income	Since 2000	Mr. Moffitt joined the
Investment Adviser in 1999 as a
portfolio manager. Prior to
joining the Investment Adviser
he worked for three years as a
proprietary trader for Tokai Asia
Ltd in Hong Kong. Before that
Mr. Moffitt spent ten years with
Bankers Trust Asset
Management in Australia, where
he was a Managing Director
responsible for all active global
fixed income funds as well as a
member of the Asset Allocation
Committee.

Andrew Wilson Managing Director	Portfolio Manager— Global Income	Since 1995	Mr. Wilson joined the
Investment Adviser in 1995 as a
portfolio manager. Prior to his
current position, he spent three
years as an Assistant Director at
Rothschild Asset Management,
where he was responsible for
managing global and
international bond portfolios
with specific focus on the U.S.,
Canadian, Australian and
Japanese economies.

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid as follows:
	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid

Enhanced Income	Daily	Monthly	Annually

Adjustable Rate Government	Daily	Monthly	Annually

Short Duration Government	Daily	Monthly	Annually

Short Duration Tax-Free	Daily	Monthly	Annually

Government Income	Daily	Monthly	Annually

Municipal Income	Daily	Monthly	Annually

Core Fixed Income	Daily	Monthly	Annually

Global Income	Monthly	Monthly	Annually

High Yield Municipal	Daily	Monthly	Annually

High Yield	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

DIVIDENDS

At the time of an investor’s purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?

You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■
Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

How Do I Purchase Shares Through A Financial Institution?

Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■
A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

■	Authorized institutions or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What is My Minimum Investment in the Funds?

Fund	Type of Investor	Minimum Investment

Enhanced Income Adjustable Rate Government Short Duration Government Short Duration Tax-Free Core Fixed Income	■ Any investor	$50,000 alone or in combination with Institutional Shares of other Goldman Sachs Funds

Government Income Municipal Income Global Income High Yield Municipal High Yield	■ Individual investors ■ Qualified non-profit organizations, charitable trusts, foundations and endowments ■ Accounts over which GSAM or its advisory affiliates have investment discretion	$10,000,000

Government Income Municipal Income Global Income High Yield Municipal High Yield	■ Banks, trust companies
or other depository institutions
investing for their own account
or on behalf of their clients
■ Section 401(k), profit sharing,
money purchase pension,
tax-sheltered annuity, defined
benefit pension or other
employee benefit plans that are
sponsored by one or more
employers (including governmental
or church employers) or
employee organizations
■ State, county, city or any
instrumentality, department,
authority or agency thereof
■ Corporations with at least
$100 million in assets or in
outstanding publicly traded
securities
■ “Wrap” account sponsors
(provided they have an agreement
covering the arrangement with
GSAM)
■ Registered investment advisers
investing for accounts for which
	they receive asset-based fees	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

SHAREHOLDER GUIDE

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■	Modify or waive the minimum investment amounts.
■
Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund’s NAV. The Funds calculate NAV as follows:

(Value of Assets of the Class)
NAV =	– (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

■
NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). This occurs after the determination, if any, of income declared as a dividend (except in the case of the Global Income Fund). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■
On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

■	Each Fund reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the Securities and Exchange Commission.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

When Will Shares Be Issued And Dividends Begin To Be Paid?

Global Income Fund: If a purchase order is received in proper form before the Fund’s NAV is determined, shares will be issued the same day and will be entitled to any dividend declared which have a record date on or after such purchase date.

For all other Funds:
■	Shares Purchased by Federal Funds Wire:
■
If a purchase order in proper form specifies a settlement date and is received before the Fund’s NAV is determined that day, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or (ii) the day that the federal funds wire is received by State Street.

■	If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

■	Shares Purchased by Check or Federal Reserve Draft:
■
If a purchase order in proper form specifies a settlement date and is received before the Fund’s NAV is determined that day, shares will be issued and dividends will begin to accrue on the business day after payment is received. ■
If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?

You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.

■
Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
■
Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Institutional Shares of each Fund (other than the Global Income Fund) earn dividends declared on the day the shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

SHAREHOLDER GUIDE

■
Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:
■
Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of a Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■
All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.
■
Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER GUIDE

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types of Reports Will I Be Sent Regarding Investments in Institutional Shares?

You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Except for exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions from the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds that are designated as “exempt interest dividends” are generally not subject to regular federal income tax (but may be subject to state or local taxes). Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Enhanced Income, Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Shareholders of the Global Income Fund may be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund elects to pass through these taxes to you. Your January statement will provide the relevant foreign tax information to you.

The Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds expect to distribute “exempt-interest dividends,” attributable to tax-exempt inter est earned by those Funds. However, investments in tax-exempt bonds can also result in the recognition of income or gain by a Fund, and thereby cause a portion of the Fund’s distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from appreciation attributable to original issue discount on the bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax—whether or not the interest income on the bond is exempt. Gain recognized by a Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but “market discount” bonds can cause the Fund to recognize ordinary income. “Market discount” is a discount at which a bond is purchased that is attributable to a decline in the value of a bond after its original issuance. The market discount is then taken into account ratably over the bond’s remaining term to maturity, and the portion that accrues during the Fund’s holding period for the bond is generally treated as taxable ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds will be taxable to you as ordinary income. Distributions attributable to the excess of Fund net long-term capital gains over net short-term capital losses, and designated by the Fund as “capital gain dividends,” will be taxable to you as long-term capital gain.

You should note that exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds generally will not be deductible for federal income tax purposes.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. In addition, any loss realized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. Certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the govern mental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

Certain Funds may invest more than 20% of their respective net assets in taxable investments and in high grade securities under unusual conditions.

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”)); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts. Each Fund may invest in custodial receipts. Interests in U.S. Government Securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During peri ods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institu tions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds also may enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities and Inverse Floaters. Certain Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, and certain Funds may invest in deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and pur-

chase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. Certain Funds may also, to the extent that they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and (in the case of certain Funds) foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selections and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

APPENDIX A

■
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of a Fund (including the loan collateral).

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities, or capital loss, if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks, and certain Funds may enter into reverse repurchase agreements with banks and other financial institutions, in amounts not exceeding one-third of its total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund (excluding the Enhanced Income Fund) subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seek ing to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by state, city, or local municipalities that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period ended October 31, 2000 has been audited by Ernst & Young, LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all periods prior to the period ended October 31, 2000 has been audited by the Funds’ previous independent auditors.

ENHANCED INCOME FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income[c]	Net realized and unrealized gain (loss)	Total from investment operations

For the Period Ended October 31,

2000 - Class A Shares (commenced August 2, 2000)	$10.00	$0.11	$0.06	$0.17

2000 - Institutional Shares (commenced August 2, 2000)	10.00	0.16	0.01	0.17

2000 - Administration Shares (commenced August 2, 2000)	10.00	0.15	0.02	0.17

See page 120 for all footnotes.

ENHANCED INCOME FUND (continued)

		Distribution to shareholders
	From net investment income	In excess of net investment income	Total Distributions	Net asset value, end of period

For the Period Ended October 31,

2000 - Class A Shares (commenced August 2, 2000)	$(0.15)	$(0.02)	$(0.17)	$10.00

2000 - Institutional Shares (commenced August 2, 2000)	(0.15)	(0.02)	(0.17)	10.00

2000 - Administration Shares (commenced August 2, 2000)	(0.17)	—	(0.17)	10.00

APPENDIX B

				Ratios assuming no reductions
Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Ratio of expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Portfolio turnover rate

1.66%	$12,336	0.65%	4.52%	1.77%	3.40%	30.60%

1.76	156,525	0.25	6.49	1.37	5.37	30.60

1.68	2	0.50	6.13	1.62	5.01	30.60

ADJUSTABLE RATE GOVERNMENT FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations

For the Years Ended October 31,
2000 - Class A Shares	$9.63	$0.54	[c]	$(0.06)	$0.48
2000 - Institutional Shares	9.64	0.58	[c]	(0.05)	0.53
2000 - Service Shares	9.65	0.52	[c]	(0.05)	0.47

1999 - Class A Shares	9.69	0.49		(0.05)	0.44
1999 - Institutional Shares	9.70	0.53		(0.05)	0.48
1999 - Administration Shares [e]	9.70	0.37	[c]	0.01 [c]	0.38
1999 - Service Shares	9.70	0.48		(0.04)	0.44

1998 - Class A Shares	9.88	0.53		(0.17)	0.36
1998 - Institutional Shares	9.88	0.55		(0.16)	0.39
1998 - Administration Shares	9.88	0.53		(0.16)	0.37
1998 - Service Shares	9.88	0.51		(0.16)	0.35

1997 - Class A Shares	9.83	0.57	[c]	0.05 [c]	0.62
1997 - Institutional Shares	9.83	0.59	[c]	0.05 [c]	0.64
1997 - Administration Shares	9.83	0.57	[c]	0.05 [c]	0.62
1997 - Service Shares (commenced March 27)	9.84	0.33	[c]	0.04 [c]	0.37

1996 - Class A Shares	9.77	0.55	[c]	0.08 [c]	0.63
1996 - Institutional Shares	9.77	0.57	[c]	0.08 [c]	0.65
1996 - Administration Shares	9.77	0.55	[c]	0.08 [c]	0.63

APPENDIX B

ADJUSTABLE RATE GOVERNMENT FUND (continued)

Distributions to shareholders
From net investment income	In excess of net investment income	From capital	Total distributions	Net asset value, end of period		Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.54)	$ (.01)	$ —	$ (0.55)	$9.56		5.12%	$41,188	0.89%
(0.58)	(.01)	—	(0.59)	9.58		5.65	176,881	0.49
(0.53)	(.01)	—	(0.54)	9.58		4.95	71	0.99

(0.44)	—	(0.06)	(0.50)	9.63		4.65	22,862	0.89
(0.48)	—	(0.06)	(0.54)	9.64		5.06	315,024	0.49
(0.33)	—	(0.04)	(0.37)	9.71	[e]	4.02f	—	0.74b
(0.43)	—	(0.06)	(0.49)	9.65		4.65	797	0.99

(0.53)	(0.02)	—	(0.55)	9.69		3.71	60,782	0.80
(0.55)	(0.02)	—	(0.57)	9.70		4.09	441,228	0.53
(0.53)	(0.02)	—	(0.55)	9.70		3.83	5,999	0.78
(0.51)	(0.02)	—	(0.53)	9.70		3.57	822	1.03

(0.57)	—	—	(0.57)	9.88		6.43	43,393	0.74
(0.59)	—	—	(0.59)	9.88		6.70	463,511	0.49
(0.57)	—	—	(0.57)	9.88		6.43	2,793	0.74
(0.33)	—	—	(0.33)	9.88		3.81f	346	1.05b

(0.55)	(0.02)	—	(0.57)	9.83		6.60	10,728	0.70
(0.57)	(0.02)	—	(0.59)	9.83		6.86	613,149	0.45
(0.55)	(0.02)	—	(0.57)	9.83		6.60	3,792	0.70

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[d]

For the Years Ended October 31,
2000 - Class A Shares	5.67%		0.96%		5.60%		10.69%
2000 - Institutional Shares	6.01		0.56		5.94		10.69
2000 - Service Shares	5.33		1.06		5.26		10.69

1999 - Class A Shares	5.15		0.93		5.11		38.86
1999 - Institutional Shares	5.49		0.53		5.45		38.86
1999 - Administration Shares [e]	5.35	[b]	0.78	[b]	5.31	[b]	38.86
1999 - Service Shares	4.99		1.03		4.95		38.86

1998 - Class A Shares	5.40		1.02		5.18		33.64
1998 - Institutional Shares	5.63		0.53		5.63		33.64
1998 - Administration Shares	5.33		0.78		5.33		33.64
1998 - Service Shares	5.09		1.03		5.09		33.64

1997 - Class A Shares	5.60		1.02		5.32		46.58
1997 - Institutional Shares	5.99		0.52		5.96		46.58
1997 - Administration Shares	5.73		0.77		5.70		46.58
1997 - Service Shares (commenced March 27)	5.64	[b]	1.08	[b]	5.61	[b]	46.58

1996 - Class A Shares	5.59		1.01		5.28		52.36
1996 - Institutional Shares	5.85		0.51		5.79		52.36
1996 - Administration Shares	5.59		0.76		5.53		52.36

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SHORT DURATION GOVERNMENT FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations

For the Years Ended October 31,
2000 - Class A Shares	$9.57	$0.59	[c]	$(0.07)	$0.52
2000 - Class B Shares	9.56	0.53	[c]	(0.09)	0.44
2000 - Class C Shares	9.54	0.51	[c]	(0.07)	0.44
2000 - Institutional Shares	9.57	0.63	[c]	(0.09)	0.54
2000 - Service Shares	9.56	0.58	[c]	(0.09)	0.49

1999 - Class A Shares	9.91	0.55		(0.36)	0.19
1999 - Class B Shares	9.88	0.48		(0.33)	0.15
1999 - Class C Shares	9.88	0.47		(0.36)	0.11
1999 - Institutional Shares	9.90	0.59		(0.35)	0.24
1999 - Administration Shares [e]	9.91	0.40	[c]	(0.25)	0.15
1999 - Service Shares	9.89	0.54		(0.35)	0.19

1998 - Class A Shares	9.88	0.57		0.04	0.61
1998 - Class B Shares	9.86	0.51		0.03	0.54
1998 - Class C Shares	9.86	0.49		0.03	0.52
1998 - Institutional Shares	9.86	0.58		0.06	0.64
1998 - Administration Shares	9.89	0.55		0.05	0.60
1998 - Service Shares	9.86	0.55		0.04	0.59

1997 - Class A Shares (commenced May 1)	9.78	0.31	[c]	0.09	0.40
1997 - Class B Shares (commenced May 1)	9.75	0.28	[c]	0.10	0.38
1997 - Class C Shares (commenced August 15)	9.83	0.12	[c]	0.02	0.14
1997 - Institutional Shares	9.83	0.64	[c]	0.03	0.67
1997 - Administration Shares	9.85	0.62	[c]	0.04	0.66
1997 - Service Shares	9.82	0.59	[c]	0.04	0.63

1996 - Institutional Shares	9.82	0.63	[c]	0.01	0.64
1996 - Administration Shares (commenced February 28)	9.86	0.38	[c]	—	0.38
1996 - Service Shares (commenced April 10)	9.72	0.31	[c]	0.10	0.41

APPENDIX B

Distributions to shareholders
From net investment income	Net asset value, end of period		Total return[a]		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.60)	$9.49		5.65%		$ 29,446	0.94%
(0.54)	9.46		4.80		5,743	1.54
(0.53)	9.45		4.76		5,128	1.69
(0.64)	9.47		5.85		131,462	0.54
(0.59)	9.46		5.32		6,134	1.04

(0.53)	9.57		1.97		52,235	0.94
(0.47)	9.56		1.56		6,937	1.54
(0.45)	9.54		1.21		7,029	1.69
(0.57)	9.57		2.49		146,062	0.54
(0.39)	9.67	[e]	1.57	[f]	—	0.79	[b]
(0.52)	9.56		1.97		6,605	1.04

(0.58)	9.91		6.36		56,725	0.81
(0.52)	9.88		5.62		5,025	1.41
(0.50)	9.88		5.46		4,527	1.56
(0.60)	9.90		6.75		145,514	0.53
(0.58)	9.91		6.27		7,357	0.78
(0.56)	9.89		6.12		6,232	1.03

(0.30)	9.88		4.14	[f]	9,491	0.70	[b]
(0.27)	9.86		3.94	[f]	747	1.30	[b]
(0.11)	9.86		1.44	[f]	190	1.45	[b]
(0.64)	9.86		7.07		103,729	0.45
(0.62)	9.89		6.91		1,060	0.70
(0.59)	9.86		6.63		3,337	0.95

(0.63)	9.83		6.75		99,944	0.45

(0.39)	9.85		4.00	[f]	252	0.70	[b]
(0.31)	9.82		4.35	[f]	1,822	0.95	[b]

SHORT DURATION GOVERNMENT FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[d]

For the Years Ended October 31,
2000 - Class A Shares	6.21%		1.13%		6.02%		130.33%
2000 - Class B Shares	5.63		1.88		5.29		130.33
2000 - Class C Shares	5.45		1.88		5.26		130.33
2000 - Institutional Shares	6.64		0.73		6.45		130.33
2000 - Service Shares	6.14		1.23		5.95		130.33

1999 - Class A Shares	5.61		1.07		5.48		172.61
1999 - Class B Shares	5.04		1.82		4.76		172.61
1999 - Class C Shares	4.83		1.82		4.70		172.61
1999 - Institutional Shares	6.03		0.67		5.90		172.61
1999 - Administration Shares [e]	5.76	[b]	0.92	[b]	5.63	[b]	172.61
1999 - Service Shares	5.54		1.17		5.41		172.61

1998 - Class A Shares	5.68		1.32		5.17		119.89
1998 - Class B Shares	5.12		1.87		4.66		119.89
1998 - Class C Shares	4.64		1.87		4.33		119.89
1998 - Institutional Shares	6.06		0.84		5.75		119.89
1998 - Administration Shares	5.76		1.09		5.45		119.89
1998 - Service Shares	5.56		1.34		5.25		119.89

1997 - Class A Shares (commenced May 1)	6.05	[b]	1.32	[b]	5.43	[b]	102.58
1997 - Class B Shares (commenced May 1)	5.52	[b]	1.82	[b]	5.00	[b]	102.58
1997 - Class C Shares (commenced August 15)	5.52	[b]	1.82	[b]	5.15	[b]	102.58
1997 - Institutional Shares	6.43		0.82		6.06		102.58
1997 - Administration Shares	6.19		1.07		5.82		102.58
1997 - Service Shares	5.92		1.32		5.55		102.58

1996 - Institutional Shares	6.44		0.71		6.18		115.45
1996 - Administration Shares (commenced February 28)	5.97	[b]	0.96	[b]	5.71	[b]	115.45
1996 - Service Shares (commenced April 10)	6.05	[b]	1.21	[b]	5.79	[b]	115.45

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SHORT DURATION TAX-FREE FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations

For the years ended October 31,
2000 - Class A Shares	$ 9.93	$0.39	[c]	$(0.01)		$ 0.38
2000 - Class B Shares	9.93	0.33	[c]	(0.01)		0.32
2000 - Class C Shares	9.93	0.32	[c]	(0.01)		0.31
2000 - Institutional Shares	9.93	0.43	[c]	(0.01)		0.42
2000 - Service Shares	9.92	0.38	[c]	(0.02)		0.36

1999 - Class A Shares	10.19	0.34		(0.24)		0.10
1999 - Class B Shares	10.18	0.28		(0.23)		0.05
1999 - Class C Shares	10.18	0.26		(0.22)		0.04
1999 - Institutional Shares	10.18	0.38		(0.23)		0.15
1999 - Administration Shares [e]	10.18	0.26	[c]	(0.12	) [c]	0.14
1999 - Service Shares	10.18	0.33	[c]	(0.24	) [c]	0.09

1998 - Class A Shares	10.08	0.36	[c]	0.13	[c]	0.49
1998 - Class B Shares	10.08	0.30	[c]	0.12	[c]	0.42
1998 - Class C Shares	10.07	0.28	[c]	0.14	[c]	0.42
1998 - Institutional Shares	10.07	0.39	[c]	0.13	[c]	0.52
1998 - Administration Shares	10.07	0.36	[c]	0.13	[c]	0.49
1998 - Service Shares	10.07	0.34	[c]	0.13	[c]	0.47

1997 - Class A Shares (commenced May 1)	9.94	0.20	[c]	0.14	[c]	0.34
1997 - Class B Shares (commenced May 1)	9.94	0.16	[c]	0.14	[c]	0.30
1997 - Class C Shares (commenced August 15)	10.04	0.07	[c]	0.03	[c]	0.10
1997 - Institutional Shares	9.96	0.42	[c]	0.11	[c]	0.53
1997 - Administration Shares	9.96	0.39	[c]	0.11	[c]	0.50
1997 - Service Shares	9.97	0.37	[c]	0.10	[c]	0.47

1996 - Institutional Shares	9.94	0.42	[c]	0.02	[c]	0.44
1996 - Administration Shares	9.94	0.39	[c]	0.02	[c]	0.41
1996 - Service Shares	9.95	0.37	[c]	0.02	[c]	0.39

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	Total distributions	Net asset value, end of period		Total return[a]		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.37)	$ —	$(0.37)	$ 9.94		3.93%		$19,451	0.79%
(0.31)	—	(0.31)	9.94		3.31		2,026	1.39
(0.30)	—	(0.30)	9.94		3.15		1,581	1.54
(0.41)	—	(0.41)	9.94		4.34		40,301	0.39
(0.36)	—	(0.36)	9.92		3.72		44	0.89

(0.34)	(0.02)	(0.36)	9.93		1.00		22,903	0.79
(0.28)	(0.02)	(0.30)	9.93		0.49		2,000	1.39
(0.26)	(0.03)	(0.29)	9.93		0.34		2,070	1.54
(0.39)	(0.01)	(0.40)	9.93		1.50		77,522	0.39
(0.27)	—	(0.27)	10.05	[b]	1.37	[e]	—	0.64	[b]
(0.33)	(0.02)	(0.35)	9.92		0.89		173	0.89

(0.38)	—	(0.38)	10.19		4.97		19,881	0.71
(0.32)	—	(0.32)	10.18		4.25		974	1.31
(0.31)	—	(0.31)	10.18		4.19		2,256	1.46
(0.41)	—	(0.41)	10.18		5.25		57,647	0.45
(0.38)	—	(0.38)	10.18		4.99		525	0.70
(0.36)	—	(0.36)	10.18		4.73		2,560	0.95

(0.20)	—	(0.20)	10.08		3.39	[f]	4,023	0.70	[b]
(0.16)	—	(0.16)	10.08		3.07	[f]	106	1.30	[b]
(0.07)	—	(0.07)	10.07		0.97	[f]	2	1.45	[b]
(0.42)	—	(0.42)	10.07		5.40		28,821	0.45
(0.39)	—	(0.39)	10.07		5.14		77	0.70
(0.37)	—	(0.37)	10.07		4.77		2,051	0.95

(0.42)	—	(0.42)	9.96		4.50		34,814	0.45
(0.39)	—	(0.39)	9.96		4.24		48	0.70
(0.37)	—	(0.37)	9.97		3.98		695	0.95

SHORT DURATION TAX-FREE FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For the years ended October 31,
2000 - Class A Shares	3.95%		1.19%		3.55%		66.31%
2000 - Class B Shares	3.36		1.94		2.81		66.31
2000 - Class C Shares	3.19		1.94		2.79		66.31
2000 - Institutional Shares	4.36		0.79		3.96		66.31
2000 - Service Shares	3.86		1.29		3.46		66.31

1999 - Class A Shares	3.37		1.06		3.10		147.20
1999 - Class B Shares	2.80		1.81		2.38		147.20
1999 - Class C Shares	2.62		1.81		2.35		147.20
1999 - Institutional Shares	3.79		0.66		3.52		147.20
1999 - Administration Shares [e]	3.56	[b]	0.91	[b]	3.29	[b]	147.20
1999 - Service Shares	3.23		1.16		2.96		147.20

1998 - Class A Shares	3.54		1.74		2.51		140.72
1998 - Class B Shares	3.06		2.27		2.10		140.72
1998 - Class C Shares	2.82		2.27		2.01		140.72
1998 - Institutional Shares	3.92		1.26		3.11		140.72
1998 - Administration Shares	3.58		1.51		2.77		140.72
1998 - Service Shares	3.44		1.76		2.63		140.72

1997 - Class A Shares (commenced May 1)	3.81	[b]	1.73	[b]	2.78	[b]	194.75
1997 - Class B Shares (commenced May 1)	3.31	[b]	2.23	[b]	2.38	[b]	194.75
1997 - Class C Shares (commenced August 15)	2.60	[b]	2.23	[b]	1.82	[b]	194.75
1997 - Institutional Shares	4.18		1.23		3.40		194.75
1997 - Administration Shares	3.91		1.48		3.13		194.75
1997 - Service Shares	3.66		1.73		2.88		194.75

1996 - Institutional Shares	4.21		1.01		3.65		231.65
1996 - Administration Shares	3.96		1.26		3.40		231.65
1996 - Service Shares	3.74		1.51		3.18		231.65

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GOVERNMENT INCOME FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations

For The Years Ended October 31,

2000 - Class A Shares	$13.70	$0.82	$0.15	$ 0.97

2000 - Class B Shares	13.72	0.71	0.15	0.86

2000 - Class C Shares	13.71	0.71	0.14	0.85

2000 - Institutional Shares	13.69	0.87	0.14	1.01

2000 - Service Shares	13.63	0.82	0.18	1.00

1999 - Class A Shares	14.91	0.80	(0.89)	(0.09)

1999 - Class B Shares	14.92	0.69	(0.87)	(0.18)

1999 - Class C Shares	14.91	0.69	(0.88)	(0.19)

1999 - Institutional Shares	14.90	0.85	(0.88)	(0.03)

1999 - Service Shares	14.88	0.77	(0.92)	(0.15)

1998 - Class A Shares	14.59	0.81	0.45	1.26

1998 - Class B Shares	14.61	0.72	0.42	1.14

1998 - Class C Shares	14.60	0.74	0.40	1.14

1998 - Institutional Shares	14.59	0.87	0.42	1.29

1998 - Service Shares	14.59	0.80	0.40	1.20

1997 - Class A Shares	14.36	0.91	0.29	1.20

1997 - Class B Shares	14.37	0.80	0.30	1.10

1997 - Class C Shares (commenced August 15)	14.38	0.17	0.22	0.39

1997 - Institutional Shares (commenced August 15)	14.37	0.20	0.22	0.42

1997 - Service Shares (commenced August 15)	14.37	0.20	0.21	0.41

1996 - Class A Shares	14.47	0.92	(0.11)	0.81

1996 - Class B Shares (commenced May 1)	14.11	0.41	0.26	0.67

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total Distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.83)	$ —	$ —	(0.83)	$13.84	7.33%	$ 88,783	0.98%

(0.73)	—	—	(0.73)	13.85	6.45	18,724	1.73

(0.72)	—	—	(0.72)	13.84	6.46	7,606	1.73

(0.88)	—	—	(0.88)	13.82	7.68	7,514	0.58

(0.81)	—	—	(0.81)	13.82	7.62	373	1.08

(0.77)	—	(0.35)	(1.12)	13.70	(0.63)	82,102	0.98

(0.67)	—	(0.35)	(1.02)	13.72	(1.29)	19,684	1.73

(0.66)	—	(0.35)	(1.01)	13.71	(1.29)	10,053	1.73

(0.83)	—	(0.35)	(1.18)	13.69	(0.23)	5,899	0.58

(0.75)	—	(0.35)	(1.10)	13.63	(1.01)	15	1.08

(0.81)	(0.07)	(0.06)	(0.94)	14.91	8.98	101,015	0.76

(0.72)	(0.05)	(0.06)	(0.83)	14.92	8.09	16,125	1.51

(0.74)	(0.03)	(0.06)	(0.83)	14.91	8.09	9,639	1.51

(0.87)	(0.05)	(0.06)	(0.98)	14.90	9.19	2,642	0.51

(0.80)	(0.05)	(0.06)	(0.91)	14.88	8.53	2	1.01

(0.90)	—	(0.07)	(0.97)	14.59	8.72	68,859	0.50

(0.79)	—	(0.07)	(0.86)	14.61	7.96	8,041	1.25

(0.17)	—	—	(0.17)	14.60	2.72 [f]	1,196	1.25	[b]

(0.20)	—	—	(0.20)	14.59	2.94 [f]	1,894	0.25	[b]

(0.19)	—	—	(0.19)	14.59	2.85 [f]	2	0.75	[b]

(0.92)	—	—	(0.92)	14.36	5.80	30,603	0.50

(0.41)	—	—	(0.41)	14.37	4.85 [d]	234	1.25	[b]

GOVERNMENT INCOME FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[c]

For The Years Ended October 31,

2000 - Class A Shares	6.01%		1.39%		5.60%		341.28%

2000 - Class B Shares	5.24		2.14		4.83		341.28

2000 - Class C Shares	5.25		2.14		4.84		341.28

2000 - Institutional Shares	6.41		0.99		6.00		341.28

2000 - Service Shares	6.02		1.49		5.61		341.28

1999 - Class A Shares	5.63		1.33		5.28		277.64

1999 - Class B Shares	4.88		2.08		4.53		277.64

1999 - Class C Shares	4.89		2.08		4.54		277.64

1999 - Institutional Shares	6.07		0.93		5.72		277.64

1999 - Service Shares	5.56		1.43		5.21		277.64

1998 - Class A Shares	5.53		1.53		4.76		315.43

1998 - Class B Shares	4.76		2.05		4.22		315.43

1998 - Class C Shares	4.59		2.05		4.05		315.43

1998 - Institutional Shares	5.82		1.05		5.28		315.43

1998 - Service Shares	5.48		1.55		4.94		315.43

1997 - Class A Shares	6.38		1.82		5.06		395.75

1997 - Class B Shares	5.59		2.32		4.52		395.75

1997 - Class C Shares (commenced August 15)	5.45	[b]	2.32	[b]	4.38	[b]	395.75

1997 - Institutional Shares (commenced August 15)	7.03	[b]	1.32	[b]	5.96	[b]	395.75

1997 - Service Shares (commenced August 15)	6.49	[b]	1.82	[b]	5.42	[b]	395.75

1996 - Class A Shares	6.42		1.89		5.03		485.09

1996 - Class B Shares (commenced May 1)	5.65	[b]	2.39	[b]	4.51	[b]	485.09

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MUNICIPAL INCOME FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations

For The Years Ended October 31,

2000 - Class A Shares	$14.07	$0.67	[c]	$0.41	$1.08

2000 - Class B Shares	14.08	0.57	[c]	0.40	0.97

2000 - Class C Shares	14.08	0.57	[c]	0.41	0.98

2000 - Institutional Shares	14.07	0.72	[c]	0.42	1.14

2000 - Service Shares	14.09	0.68	[c]	0.42	1.10

1999 - Class A Shares	15.47	0.63		(1.29)	(0.66)

1999 - Class B Shares	15.47	0.51		(1.28)	(0.77)

1999 - Class C Shares	15.47	0.51		(1.28)	(0.77)

1999 - Institutional Shares	15.47	0.70		(1.30)	(0.60)

1999 - Service Shares	15.48	0.65		(1.32)	(0.67)

1998 - Class A Shares	14.99	0.65		0.50	1.15

1998 - Class B Shares	15.00	0.53		0.49	1.02

1998 - Class C Shares	14.99	0.53		0.50	1.03

1998 - Institutional Shares	15.00	0.68		0.50	1.18

1998 - Service Shares	14.99	0.64		0.49	1.13

1997 - Class A Shares	14.37	0.67		0.62	1.29

1997 - Class B Shares	14.37	0.56		0.63	1.19

1997 - Class C Shares (commenced August 15)	14.85	0.12		0.14	0.26

1997 - Institutional Shares (commenced August 15)	14.84	0.15		0.16	0.31

1997 - Service Shares (commenced August 15)	14.84	0.14		0.15	0.29

1996 - Class A Shares	14.17	0.65		0.20	0.85

1996 - Class B Shares (commenced May 1)	14.03	0.27		0.34	0.61

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gain	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.67)	$ —	$ —	$(0.67)	$14.48	7.87%	$67,315	0.94%

(0.56)	—	—	(0.56)	14.49	7.07	8,776	1.69

(0.56)	—	—	(0.56)	14.50	7.07	3,292	1.69

(0.73)	—	—	(0.73)	14.48	8.30	56,376	0.54

(0.66)	—	—	(0.66)	14.53	7.98	1	1.04

(0.65)	—	(0.09)	(0.74)	14.07	(4.46)	90,443	0.94

(0.52)	(0.01)	(0.09)	(0.62)	14.08	(5.10)	9,334	1.69

(0.51)	(0.02)	(0.09)	(0.62)	14.08	(5.10)	4,379	1.69

(0.70)	(0.01)	(0.09)	(0.80)	14.07	(4.07)	16,197	0.54

(0.63)	—	(0.09)	(0.72)	14.09	(4.49)	2	1.04

(0.64)	—	(0.03)	(0.67)	15.47	7.79	91,158	0.87

(0.52)	—	(0.03)	(0.55)	15.47	6.91	6,722	1.62

(0.52)	—	(0.03)	(0.55)	15.47	6.98	2,862	1.62

(0.68)	—	(0.03)	(0.71)	15.47	8.00	6,154	0.58

(0.61)	—	(0.03)	(0.64)	15.48	7.68	2	1.08

(0.67)	—	—	(0.67)	14.99	9.23	64,553	0.85

(0.56)	—	—	(0.56)	15.00	8.48	1,750	1.60

(0.12)	—	—	(0.12)	14.99	1.75 [f]	130	1.60	[b]

(0.15)	—	—	(0.15)	15.00	2.10 [f]	351	0.60	[b]

(0.14)	—	—	(0.14)	14.99	1.93 [f]	2	1.10	[b]

(0.65)	—	—	(0.65)	14.37	6.13	52,267	0.85

(0.27)	—	—	(0.27)	14.37	4.40 [f]	255	1.60	[b]

MUNICIPAL INCOME FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For The Years Ended October 31,

2000 - Class A Shares	4.74%		1.28%		4.40%		67.14%

2000 - Class B Shares	3.99		2.03		3.65		67.14

2000 - Class C Shares	3.99		2.03		3.65		67.14

2000 - Institutional Shares	5.10		0.88		4.76		67.14

2000 - Service Shares	4.82		1.38		4.48		67.14

1999 - Class A Shares	4.15		1.14		3.95		70.31

1999 - Class B Shares	3.40		1.89		3.20		70.31

1999 - Class C Shares	3.40		1.89		3.20		70.31

1999 - Institutional Shares	4.58		0.74		4.38		70.31

1999 - Service Shares	4.35		1.24		4.15		70.31

1998 - Class A Shares	4.25		1.64		3.48		56.51

1998 - Class B Shares	3.44		2.16		2.90		56.51

1998 - Class C Shares	3.38		2.16		2.84		56.51

1998 - Institutional Shares	4.41		1.12		3.87		56.51

1998 - Service Shares	4.21		1.62		3.67		56.51

1997 - Class A Shares	4.60		1.62		3.83		153.12

1997 - Class B Shares	3.74		2.12		3.22		153.12

1997 - Class C Shares (commenced August 15)	3.24	[b]	2.12	[b]	2.72	[b]	153.12

1997 - Institutional Shares (commenced August 15)	4.41	[b]	1.12	[b]	3.89	[b]	153.12

1997 - Service Shares (commenced August 15)	4.24	[b]	1.62	[b]	3.72	[b]	153.12

1996 - Class A Shares	4.58		1.55		3.88		344.13

1996 - Class B Shares (commenced May 1)	3.55	[b]	2.05	[b]	3.10	[b]	344.13

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CORE FIXED INCOME FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations

For The Years Ended October 31,
2000 - Class A Shares	$ 9.50	$0.57	[c]	$ 0.02		$ 0.59
2000 - Class B Shares	9.52	0.50	[c]	0.02		0.52
2000 - Class C Shares	9.52	0.50	[c]	0.03		0.53
2000 - Institutional Shares	9.52	0.61	[c]	0.02		0.63
2000 - Service Shares	9.52	0.56	[c]	0.02		0.58

1999 - Class A Shares	10.25	0.54		(0.61)		(0.07)
1999 - Class B Shares	10.28	0.48		(0.62)		(0.14)
1999 - Class C Shares	10.28	0.47		(0.62)		(0.15)
1999 - Institutional Shares	10.28	0.58		(0.62)		(0.04)
1999 - Administration Shares [e]	10.27	0.40	[c]	(0.41	) [c]	(0.01)
1999 - Service Shares	10.28	0.54		(0.62)		(0.08)

1998 - Class A Shares	10.06	0.59		0.27		0.86
1998 - Class B Shares	10.09	0.52		0.27		0.79
1998 - Class C Shares	10.09	0.52		0.27		0.79
1998 - Institutional Shares	10.08	0.61		0.29		0.90
1998 - Administration Shares	10.07	0.57		0.29		0.86
1998 - Service Shares	10.09	0.56		0.27		0.83

1997 - Class A Shares (commenced May 1)	9.70	0.30		0.36		0.66
1997 - Class B Shares (commenced May 1)	9.72	0.27		0.37		0.64
1997 - Class C Shares (commenced August 15)	9.93	0.11		0.16		0.27
1997 - Institutional Shares	9.85	0.64		0.23		0.87
1997 - Administration Shares	9.84	0.62		0.23		0.85
1997 - Service Shares	9.86	0.59		0.23		0.82

1996 - Institutional Shares	10.00	0.64		(0.07)		0.57
1996 - Administrative Shares (commenced February 28)	9.91	0.41		(0.07)		0.34
1996 - Service Shares (commenced March 13)	9.77	0.38		0.09		0.47

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period		Total return[a]		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.57)	$ —	$ —	$(0.57)	$ 9.52		6.48%		$ 73,846	0.94%
(0.50)	—	—	(0.50)	9.54		5.69		14,002	1.69
(0.50)	—	—	(0.50)	9.55		5.80		6,107	1.69
(0.61)	—	—	(0.61)	9.54		6.90		268,465	0.54
(0.56)	—	—	(0.56)	9.54		6.37		9,445	1.04

(0.53)	—	(0.15)	(0.68)	9.50		(0.68)		65,368	0.94
(0.47)	—	(0.15)	(0.62)	9.52		(1.47)		14,654	1.69
(0.46)	—	(0.15)	(0.61)	9.52		(1.51)		7,443	1.69
(0.57)	—	(0.15)	(0.72)	9.52		(0.37)		216,973	0.54
(0.40)	—	(0.15)	(0.55)	9.71	[e]	(0.13	) [f]	—	0.79	[b]
(0.53)	—	(0.15)	(0.68)	9.52		(0.87)		8,172	1.04

(0.59)	(0.02)	(0.06)	(0.67)	10.25		8.76		56,267	0.74
(0.52)	(0.02)	(0.06)	(0.60)	10.28		7.94		7,209	1.49
(0.52)	(0.02)	(0.06)	(0.60)	10.28		7.94		5,587	1.49
(0.61)	(0.03)	(0.06)	(0.70)	10.28		9.15		195,730	0.46
(0.57)	(0.03)	(0.06)	(0.66)	10.27		8.88		12,743	0.71
(0.56)	(0.02)	(0.06)	(0.64)	10.28		8.50		5,263	0.96

(0.30)	—	—	(0.30)	10.06		6.94	[f]	9,336	0.70	[b]
(0.27)	—	—	(0.27)	10.09		6.63	[f]	621	1.45	[b]
(0.11)	—	—	(0.11)	10.09		2.74	[f]	272	1.45	[b]
(0.64)	—	—	(0.64)	10.08		9.19		79,230	0.45
(0.62)	—	—	(0.62)	10.07		8.92		6,176	0.70
(0.59)	—	—	(0.59)	10.09		8.65		1,868	0.95

(0.64)	—	(0.08)	(0.72)	9.85		5.98		72,061	0.45
(0.41)	—	—	(0.41)	9.84		3.56	[f]	702	0.70	[b]
(0.38)	—	—	(0.38)	9.86		4.90	[f]	381	0.95	[b]

CORE FIXED INCOME FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[d]

For The Years Ended October 31,
2000 - Class A Shares	6.04%		0.97%		6.01%		271.53%
2000 - Class B Shares	5.29		1.72		5.26		271.53
2000 - Class C Shares	5.30		1.72		5.27		271.53
2000 - Institutional Shares	6.46		0.57		6.43		271.53
2000 - Service Shares	5.95		1.07		5.92		271.53

1999 - Class A Shares	5.57		0.98		5.53		279.67
1999 - Class B Shares	4.83		1.73		4.79		279.67
1999 - Class C Shares	4.82		1.73		4.78		279.67
1999 - Institutional Shares	5.97		0.58		5.93		279.67
1999 - Administration Shares [e]	5.63	[b]	0.83	[b]	5.59	[b]	279.67
1999 - Service Shares	5.50		1.08		5.46		279.67

1998 - Class A Shares	5.58		1.21		5.11		271.50
1998 - Class B Shares	4.82		1.75		4.56		271.50
1998 - Class C Shares	4.81		1.75		4.55		271.50
1998 - Institutional Shares	5.95		0.72		5.69		271.50
1998 - Administration Shares	5.70		0.97		5.44		271.50
1998 - Service Shares	5.44		1.22		5.18		271.50

1997 - Class A Shares (commenced May 1)	6.13	[b]	1.33	[b]	5.50	[b]	361.27
1997 - Class B Shares (commenced May 1)	5.28	[b]	1.83	[b]	4.90	[b]	361.27
1997 - Class C Shares (commenced August 15)	4.84	[b]	1.83	[b]	4.46	[b]	361.27
1997 - Institutional Shares	6.53		0.83		6.15		361.27
1997 - Administration Shares	6.27		1.08		5.89		361.27
1997 - Service Shares	6.00		1.33		5.62		361.27

1996 - Institutional Shares	6.51		0.83		6.13		414.20
1996 - Administrative Shares (commenced February 28)	6.41	[b]	1.08	[b]	6.03	[b]	414.20
1996 - Service Shares (commenced March 13)	6.37	[b]	1.33	[b]	5.99	[b]	414.20

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GLOBAL INCOME FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations

For The Years Ended October 31,

2000 - Class A Shares	$14.49	$0.59	[c]	$ 0.20		$0.79

2000 - Class B Shares	14.45	0.51	[c]	0.22		0.73

2000 - Class C Shares	14.43	0.51	[c]	0.22		0.73

2000 - Institutional Shares	14.48	0.68	[c]	0.21		0.89

2000 - Service Shares	14.47	0.61	[c]	0.20		0.81

1999 - Class A Shares	15.65	0.62	[c]	(0.78	) [c]	(0.16)

1999 - Class B Shares	15.63	0.53		(0.78)		(0.25)

1999 - Class C Shares	15.60	0.53		(0.77)		(0.24)

1999 - Institutional Shares	15.64	0.71		(0.77)		(0.06)

1999 - Service Shares	15.64	0.64		(0.79)		(0.15)

1998 - Class A Shares	15.10	0.72	[c]	0.90	[c]	1.62

1998 - Class B Shares	15.08	0.63	[c]	0.92	[c]	1.55

1998 - Class C Shares	15.06	0.63	[c]	0.91	[c]	1.54

1998 - Institutional Shares	15.09	0.82	[c]	0.90	[c]	1.72

1998 - Service Shares	15.09	0.74	[c]	0.91	[c]	1.65

1997 - Class A Shares	14.53	0.59		0.77		1.36

1997 - Class B Shares	14.53	0.72		0.56		1.28

1997 - Class C Shares (commenced August 15)	14.80	0.16		0.29		0.45

1997 - Institutional Shares	14.52	0.88		0.56		1.44

1997 - Service Shares (commenced March 12)	14.69	0.53		0.39		0.92

1996 - Class A Shares	14.45	0.71		0.80		1.51

1996 - Class B Shares (commenced May 1)	14.03	0.34		0.52		0.86

1996 - Institutional Shares	14.45	1.15		0.42		1.57

APPENDIX B

Distributions to shareholders
From net investment income	From capital	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.60)	$ —	$ —	(0.60)	$14.68	5.58%	$294,738	1.34%

(0.53)	—	—	(0.53)	14.65	5.14	22,008	1.84

(0.53)	—	—	(0.53)	14.63	5.13	5,954	1.84

(0.70)	—	—	(0.70)	14.67	6.27	287,145	0.69

(0.62)	—	—	(0.62)	14.66	5.76	1,934	1.19

(0.61)	(0.03)	(0.36)	(1.00)	14.49	(1.14)	271,832	1.34

(0.55)	(0.02)	(0.36)	(0.93)	14.45	(1.74)	16,724	1.84

(0.55)	(0.02)	(0.36)	(0.93)	14.43	(1.68)	7,786	1.84

(0.71)	(0.03)	(0.36)	(1.10)	14.48	(0.49)	279,621	0.69

(0.63)	(0.03)	(0.36)	(1.02)	14.47	(1.06)	1,115	1.19

(1.01)	—	(0.06)	(1.07)	15.65	11.21	217,362	1.31

(0.94)	—	(0.06)	(1.00)	15.63	10.66	8,135	1.83

(0.94)	—	(0.06)	(1.00)	15.60	10.65	4,090	1.83

(1.11)	—	(0.06)	(1.17)	15.64	11.95	178,532	0.66

(1.04)	—	(0.06)	(1.10)	15.64	11.43	1,058	1.16

(0.79)	—	—	(0.79)	15.10	9.66	167,096	1.17

(0.73)	—	—	(0.73)	15.08	9.04	3,465	1.71

(0.19)	—	—	(0.19)	15.06	3.03 [f]	496	1.71	[b]

(0.87)	—	—	(0.87)	15.09	10.26	60,929	0.65

(0.52)	—	—	(0.52)	15.09	6.42	151	1.15	[b]

(1.43)	—	—	(1.43)	14.53	11.05	198,665	1.16

(0.36)	—	—	(0.36)	14.53	6.24 [f]	256	1.70	[b]

(1.50)	—	—	(1.50)	14.52	11.55	54,254	0.65

GLOBAL INCOME FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For The Years Ended October 31,

2000 - Class A Shares	4.03%		1.70%		3.67%		185.10%

2000 - Class B Shares	3.53		2.20		3.17		185.10

2000 - Class C Shares	3.54		2.20		3.18		185.10

2000 - Institutional Shares	4.69		1.05		4.33		185.10

2000 - Service Shares	4.17		1.55		3.81		185.10

1999 - Class A Shares	4.12		1.72		3.74		158.27

1999 - Class B Shares	3.60		2.22		3.22		158.27

1999 - Class C Shares	3.60		2.22		3.22		158.27

1999 - Institutional Shares	4.75		1.07		4.37		158.27

1999 - Service Shares	4.28		1.57		3.90		158.27

1998 - Class A Shares	4.71		1.75		4.27		229.91

1998 - Class B Shares	4.19		2.24		3.78		229.91

1998 - Class C Shares	4.20		2.24		3.79		229.91

1998 - Institutional Shares	5.40		1.07		4.99		229.91

1998 - Service Shares	4.92		1.57		4.51		229.91

1997 - Class A Shares	5.19		1.60		4.76		383.72

1997 - Class B Shares	4.76		2.10		4.37		383.72

1997 - Class C Shares (commenced August 15)	4.98	[b]	2.10	[b]	4.59	[b]	383.72

1997 - Institutional Shares	5.72		1.04		5.33		383.72

1997 - Service Shares (commenced March 12)	5.33	[b]	1.54	[b]	4.94	[b]	383.72

1996 - Class A Shares	5.81		1.64		5.33		232.15

1996 - Class B Shares (commenced May 1)	5.16	[b]	2.14	[b]	4.72	[b]	232.15

1996 - Institutional Shares	6.35		1.11		5.89		232.15

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HIGH YIELD MUNICIPAL FUND

		Income from investment operations
	Net asset value at beginning of period	Net investment income[c]	Net realized and unrealized gain (loss)	Total from investment operations

For The Period Ended October 31,

2000 - Class A Shares (commenced April 3)	$10.00	$0.33	$0.17	$0.50

2000 - Class B Shares (commenced April 3)	10.00	0.29	0.17	0.46

2000 - Class C Shares (commenced April 3)	10.00	0.29	0.17	0.46

2000 - Institutional Shares (commenced April 3)	10.00	0.36	0.16	0.52

APPENDIX B

Distributions to shareholders
From net investment income	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets[b]

$(0.32)	$10.18	5.06%	$121,702	0.99%

(0.28)	10.18	4.60	10,039	1.74

(0.28)	10.18	4.60	10,213	1.74

(0.34)	10.18	5.30	128,997	0.59

HIGH YIELD MUNICIPAL FUND (continued)

		Ratios assuming no expense reductions
	Ratio of net investment income to average net assets[b]	Ratio of net expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Portfolio turnover rate

For The Period Ended October 31,

2000 - Class A Shares (commenced April 3)	5.71%	1.27%	5.43%	52.45%

2000 - Class B Shares (commenced April 3)	4.99	2.02	4.71	52.45

2000 - Class C Shares (commenced April 3)	4.95	2.02	4.67	52.45

2000 - Institutional Shares (commenced April 3)	6.14	0.87	5.86	52.45

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HIGH YIELD FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total income (loss) from investment operations

For The Years Ended October 31,

2000 - Class A Shares	$ 9.07	$0.84	[c]	$(0.78)		$ 0.06

2000 - Class B Shares	9.08	0.78	[c]	(0.80)		(0.02)

2000 - Class C Shares	9.07	0.78	[c]	(0.80)		(0.02)

2000 - Institutional Shares	9.08	0.88	[c]	(0.79)		0.09

2000 - Service Shares	9.08	0.83	[c]	(0.78)		0.05

1999 - Class A Shares	9.16	0.85		(0.10)		0.75

1999 - Class B Shares	9.16	0.77		(0.09)		0.68

1999 - Class C Shares	9.16	0.78		(0.11)		0.67

1999 - Institutional Shares	9.17	0.90	[c]	(0.12	) [c]	0.78

1999 - Service Shares	9.17	0.86	[c]	(0.12	) [c]	0.74

1998 - Class A Shares	9.97	0.82		(0.85)		(0.03)

1998 - Class B Shares	9.97	0.75		(0.86)		(0.11)

1998 - Class C Shares	9.97	0.75		(0.86)		(0.11)

1998 - Institutional Shares	9.97	0.84		(0.83)		0.01

1998 - Service Shares	9.97	0.80		(0.84)		(0.04)

For The Period Ended October 31,

1997 - Class A Shares (commenced August 1)	10.00	0.17		(0.02)		0.15

1997 - Class B Shares (commenced August 1)	10.00	0.15		(0.02)		0.13

1997 - Class C Shares (commenced August 15)	9.97	0.14		0.01		0.15

1997 - Institutional Shares (commenced August 1)	10.00	0.18		(0.02)		0.16

1997 - Service Shares (commenced August 1)	10.00	0.17		(0.02)		0.15

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	Total Distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.93)	$(0.02)	$(0.95)	$8.18	0.38%	$409,224	1.16%

(0.86)	(0.02)	(0.88)	8.18	(0.48)	37,085	1.91

(0.86)	(0.02)	(0.88)	8.17	(0.48)	8,933	1.91

(0.96)	(0.02)	(0.98)	8.19	0.77	420,284	0.76

(0.92)	(0.02)	(0.94)	8.19	0.15	396	1.26

(0.84)	—	(0.84)	9.07	8.06	524,674	1.16

(0.76)	—	(0.76)	9.08	7.38	39,907	1.91

(0.76)	—	(0.76)	9.07	7.26	10,078	1.91

(0.87)	—	(0.87)	9.08	8.49	257,498	0.76

(0.83)	—	(0.83)	9.08	7.95	280	1.26

(0.78)	—	(0.78)	9.16	(0.70)	401,626	1.09

(0.70)	—	(0.70)	9.16	(1.43)	29,256	1.84

(0.70)	—	(0.70)	9.16	(1.43)	8,532	1.84

(0.81)	—	(0.81)	9.17	(0.32)	97,547	0.84

(0.76)	—	(0.76)	9.17	(0.79)	447	1.34

(0.17)	(0.01)	(0.18)	9.97	1.50 [f]	325,911	0.95	[b]

(0.15)	(0.01)	(0.16)	9.97	1.31 [f]	10,308	1.70	[b]

(0.14)	(0.01)	(0.15)	9.97	1.46 [f]	1,791	1.70	[b]

(0.18)	(0.01)	(0.19)	9.97	1.58 [f]	2	0.70	[b]

(0.17)	(0.01)	(0.18)	9.97	1.46 [f]	2	1.20	[b]

HIGH YIELD FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For The Years Ended October 31,

2000 - Class A Shares	9.54%		1.21%		9.49%		55.27%

2000 - Class B Shares	8.79		1.96		8.74		55.27

2000 - Class C Shares	8.78		1.96		8.73		55.27

2000 - Institutional Shares	9.99		0.81		9.94		55.27

2000 - Service Shares	9.39		1.31		9.34		55.27

1999 - Class A Shares	9.06		1.22		9.00		59.04

1999 - Class B Shares	8.30		1.97		8.24		59.04

1999 - Class C Shares	8.26		1.97		8.20		59.04

1999 - Institutional Shares	9.50		0.82		9.44		59.04

1999 - Service Shares	8.92		1.32		8.86		59.04

1998 - Class A Shares	8.25		1.36		7.98		113.44

1998 - Class B Shares	7.61		1.88		7.57		113.44

1998 - Class C Shares	7.61		1.88		7.57		113.44

1998 - Institutional Shares	9.47		0.88		9.43		113.44

1998 - Service Shares	9.17		1.38		9.13		113.44

For The Period Ended October 31,

1997 - Class A Shares (commenced August 1)	7.06	[b]	1.57	[b]	6.44	[b]	44.80	[d]

1997 - Class B Shares (commenced August 1)	6.28	[b]	2.07	[b]	5.91	[b]	44.80	[d]

1997 - Class C Shares (commenced August 15)	6.17	[b]	2.07	[b]	5.80	[b]	44.80	[d]

1997 - Institutional Shares (commenced August 1)	7.16	[b]	1.07	[b]	6.79	[b]	44.80	[d]

1997 - Service Shares (commenced August 1)	6.69	[b]	1.57	[b]	6.32	[b]	44.80	[d]

Footnotes:
a
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account. Total returns for less than one full year are not annualized.

b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Includes the effect of mortgage dollar roll transactions.
e	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.
f	Not annualized.

Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies

	3	Goldman Sachs Enhanced Income Fund

	5	Goldman Sachs Adjustable Rate Government Fund

	6	Goldman Sachs Short Duration Government Fund

	7	Goldman Sachs Short Duration Tax-Free Fund

	8	Goldman Sachs Government Income Fund

	9	Goldman Sachs Municipal Income Fund

	10	Goldman Sachs Core Fixed Income Fund

	11	Goldman Sachs Global Income Fund

	13	Goldman Sachs High Yield Municipal Fund

	15	Goldman Sachs High Yield Fund

18	Other Investment Practices and Securities

22	Principal Risks of the Fund

27	Fund Performance

36	Fund Fees and Expenses

40	Service Providers

46	Dividends

48	Shareholder Guide

	48	How to Buy Shares

	53	How to Sell Shares

58	Taxation

61	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

83	Appendix B Financial Highlights

Fixed Income Funds
Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:
By telephone – Call 1-800-621-2550
By mail – Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Funds’ documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

FIPROINST

Prospectus

Service
Shares

March 1, 2001

GOLDMAN SACHS FIXED INCOME FUNDS

■	Goldman Sachs Adjustable Rate Government Fund

■	Goldman Sachs Short Duration Government Fund

■	Goldman Sachs Short Duration Tax-Free Fund

■	Goldman Sachs Government Income Fund

■	Goldman Sachs Municipal Income Fund

■	Goldman Sachs Core Fixed Income Fund

■	Goldman Sachs Global Income Fund

■	Goldman Sachs High Yield Municipal Fund

■	Goldman Sachs High Yield Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are each referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Fixed Income Investing Philosophy:
Active Management Within a Risk-Managed Framework
The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:

1. Sector Allocation—The Investment Adviser assesses the relative value of different investment sectors (such as U.S. corporate, asset-backed and mortgage-backed securities) to create investment strategies that meet each Fund’s objectives.

2. Security Selection—In selecting securities for each Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

3. Yield Curve Strategies—The Investment Adviser adjusts the term structure of the Funds based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

Fund Investment Objectives and Strategies

Goldman Sachs Adjustable Rate Government Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Six-Month to One-Year U.S. Treasury Security Maximum = 2 years

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities

Benchmarks:	Six-Month and One-Year U.S. Treasury Security

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund’s assets (up to 35%) may be invested in other U.S. Government Securities, including:

■	Fixed rate mortgage pass-through securities
■	Other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans (“Mortgage-Backed Securities”)
■	Repurchase agreements collateralized by U.S. Government Securities

Substantially all of the Fund’s assets will be invested in U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Short Duration Government Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Two-Year U.S. Treasury Security plus or minus 0.5 years Maximum = 3 years

Expected Approximate Interest Rate Sensitivity:	2-year U.S. Treasury note

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities

Benchmark:	Two-Year U.S. Treasury Security

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund’s assets will be invested in U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Short Duration Tax-Free Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Three-Year Municipal Bond Index plus or minus 0.5 years Maximum = 4 years

Expected Approximate Interest Rate Sensitivity:	3-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Three-Year Municipal Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s net assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Government Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Mutual Fund Government/Mortgage Index plus or minus 1 year Maximum = 6 years

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	U.S. Government Securities; non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Mutual Fund Government/Mortgage Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund’s assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, asset-backed securities and corporate securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Municipal Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus one year Maximum = 12 years

Expected Approximate Interest Rate Sensitivity:	15-year municipal bond

Credit Quality:	Minimum = BBB/Baa at the time of purchase; Weighted Average = A Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Municipal Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Core Fixed Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Bond Index plus or minus one year Maximum = 6 years

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:
Minimum = BBB or Baa; Minimum for non-U.S. dollar denominated securities = AA or Aa
Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities and asset-backed securities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund’s investments in non-U.S. dollar denominated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Global
Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years Maximum = 7.5 years

Expected Approximate Interest Rate Sensitivity:	6-year government bond

Credit Quality:
Minimum = BBB or Baa at time of purchase; at least 50% of total assets = AAA or Aaa
Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	J.P. Morgan Global Government Bond Index (hedged)

INVESTMENT OBJECTIVE

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:

■	Have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars
■	Invest in securities of issuers in at least three countries
■
Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

The fixed-income securities in which the Fund may invest include:
■	U.S. Government Securities and custodial receipts therefor
■	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
■	Corporate debt securities
■
Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion

■	Commercial paper
■	Mortgage-Backed Securities and asset-backed securities

The Global Income Fund is “non-diversified” under the Investment Company Act of 1940 (the “Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Municipal Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers Municipal Bond Index plus or minus 2 years Maximum = 12 years

Expected Approximate Interest Rate Sensitivity:	15-20-year municipal bond

Credit Quality:	At least 65% of total assets = BBB or Baa or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmarks:	Lehman Brothers Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in high-yield Municipal Securities that, at the time of investment, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a NRSRO, and non-investment grade securities are securities rated BB, Ba or below by a NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. Under normal circumstances, the Fund may also invest up to 35% of its total assets in higher grade fixed-income securities.

In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB/Ba or lower).

Under normal circumstances, the Fund invests at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes).

Goldman Sachs High Yield Municipal Fund continued

The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Recognizing that the high-yield municipal market may consist of a limited number of attractive investment opportunities at any one time, the Investment Adviser may temporarily close the Fund to new investors in circumstances where it believes that a sufficient quantity of appropriate high-yield Municipal Securities are not available in the market place. This determination will not preclude existing shareholders of the High Yield Municipal Fund from purchasing or redeeming Fund shares.

The High Yield Municipal Fund is “non-diversified” under the Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the High Yield Municipal Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
High Yield Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = Lehman Brothers High Yield Bond Index plus or minus 2.5 years Maximum = 7.5 years

Expected Approximate Interest Rate Sensitivity:	6-year U.S. Treasury note

Credit Quality:	At least 65% of total assets = BB or Ba or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality.

Benchmark:	Lehman Brothers U.S. Corporate High Yield Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities that, at the time of investment, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:

■	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
■	Convertible and non-convertible corporate debt obligations
■	Loan participations
■	Custodial receipts
■	Municipal Securities
■	Preferred stock

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency.

Goldman Sachs High Yield Fund continued

Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

[This page intentionally left blank]

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

10  Percent of total assets (italic type)
10  Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund	Government Income Fund

Investment Practices

Borrowings	33 1 /3	33 1 /3	33 1 /3	33 1 /3

Credit and Interest Rate Swaps*	•	•	•	•

Currency Options and Futures	—	—	—	—

Cross Hedging of Currencies	—	—	—	—

Currency Swaps*	—	—	—	—

Financial Futures Contracts	•	•	•	•

Forward Foreign Currency Exchange Contracts	—	—	—	—

Interest Rate Floors, Caps and Collars	•	•	•	•

Mortgage Dollar Rolls	•	•	—	•

Mortgage Swaps*	•	•	—	•

Options (including Options on Futures)	•	•	•	•

Options on Foreign Currencies	—	—	—	—

Repurchase Agreements	•	•	•	•

Securities Lending	33 1 /3	33 1 /3	33 1 /3	33 1 /3

Standby Commitments and Tender Option Bonds	—	—	•	—

When-Issued Securities and Forward Committments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	These Funds may enter into repurchase agreements collateralized by securities issued by foreign governments.

OTHER INVESTMENT PRACTICES AND SECURITIES

Municipal Income Fund	Core Fixed Income Fund		Global Income Fund		High Yield Municipal Fund	High Yield Fund

33 1 /3	33 1 /3		33 1 /3		33 1 /3	33 1 /3

•	•		•		•	•

—	•		•		—	•

—	•		•		—	•

—	•		•		—	•

•	•		•		•	•

—	•		•		—	•

•	•		•		•	•

—	•		•		—	—

—	•		•		—	•

•	•		•		•	•

—	•		•		—	•

•	•	**	•	**	•	•	**

33 1 /3	33 1 /3		33 1 /3		33 1 /3	33 1 /3

•	—		—		•	—

•	•		•		•	•

10  Percent of total assets (italic type)
10  Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund	Government Income Fund

Investment Securities

Asset-Backed Securities	• [1]	• [1]	•	•

Bank Obligations	—	—	—	•

Convertible Securities	—	—	•	—

Corporate Debt Obligations and Trust Preferred Securities	—	—	•	•

Emerging Country Securities	—	—	—	—

Floating and Variable Rate Obligations	•	•	•	•

Foreign Securities [2]	—	—	—	—

Loan Participations	—	—	—	—

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	•	•	—	•

Collateralized Mortgage Obligations	•	•	—	•

Multiple Class Mortgage-Backed Securities	•	•	—	•

Privately Issued Mortgage-Backed Securities	—	—	—	•

Stripped Mortgage-Backed Securities	•	•	—	•

Lower Grade Fixed Income Securities	—	—	—	—

Preferred Stock, Warrants and Rights	—	—	—	—

Structured Securities*	•	•	•	•

Taxable Municipal Securities	—	—	•	—

Tax-Free Municipal Securities	—	—	80+	•

Temporary Investments	•	•	• [5]	•

U.S. Government Securities	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

1
Adjustable Rate Government and Short Duration Government Funds may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.

2	Includes issuers domiciled in one country and issuing securities denominated in the currency of another.

3	Of the Funds’ investments in foreign securities, 10% of each Fund’s total assets in the aggregate may be invested in emerging country securities.

4	High Yield Municipal and High Yield Funds may invest up to 35% of their respective total assets in higher grade securities under normal conditions.

5
Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds may invest no more than 20% of their net assets in taxable investments under normal conditions. Under unusual conditions, taxable investments may exceed this percentage.

OTHER INVESTMENT PRACTICES AND SECURITIES

Municipal Income Fund	Core Fixed Income Fund	Global Income Fund	High Yield Municipal Fund	High Yield Fund

•	•	•	•	•

—	•	•	—	•

•	•	—	•	•

•	•	•	•	•

—	10 [3]	10 [3]	—	25 [7]

•	•	•	•	•

—	25	25	—	•	[7]

—	—	—	—	•

—	•	•	—	•

—	•	•	—	•

—	•	•	—	•

—	•	•	—	•

—	•	•	—	•

—	—	—	65+ [4]	65+ [4]

—	—	—	—	•

•	•	•	•	•

20	•	—	20	•

80+	•	—	80+	•

• [5]	•	•	• [5,6]	• [6]

•	•	•	•	•

6	High Yield Municipal and High Yield Funds may for this purpose invest in investment and high grade securities without limit.

7	The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denominated in any currency.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable
— Not Applicable

	Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund	Government Income Fund

NAV	•	•	•	•

Interest Rate	•	•	•	•

Credit/Default	•	•	•	•

Call	•	•	•	•

Extension	•	•	•	•

Derivatives	•	•	•	•

U.S. Government Securities	•	•	•	•

Market	•	•	•	•

Management	•	•	•	•

Liquidity	•	•	•	•

Non-Diversification	—	—	—	—

Foreign	—	—	—	—

Emerging Countries	—	—	—	—

Junk Bond	—	—	—	—

Tax	—	—	•	—

PRINCIPAL RISKS OF THE FUNDS

Municipal Income Fund	Core Fixed Income Fund	Global Income Fund	High Yield Municipal Fund	High Yield Fund

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

—	—	•	•	—

—	•	•	—	•

—	•	•	—	•

—	—	—	•	•

•	—	—	•	—

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.
■
Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

■
Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. With respect to the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, risk of loss from payment default may exist where Municipal Securities are backed by foreign letters of credit or guarantees.

■
Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

■
Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

■
Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative investments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

■
U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

■
Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase a Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.

Specific Funds:

■
Non-Diversification Risk—The Global Income and High Yield Municipal Funds are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund’s investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

■
Foreign Risk—The Core Fixed Income, Global Income and High Yield Funds will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■
Emerging Countries Risk—The Core Fixed Income, Global Income and High Yield Funds may invest in emerging countries. The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

■
“Junk Bond” Risk—The High Yield Municipal and High Yield Funds will invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

■
Tax Risk—The Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. The High Yield Municipal Fund as of the date of this Prospectus had less than one calendar year’s performance; therefore, no performance information is provided in this section.

Adjustable Rate Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’00 2.27% Worst Quarter Q4 ’98 0.39%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 3/27/97)	6.10%	4.99%
Six-Month U.S. Treasury Security*	6.49%	5.58%
One-Year U.S. Treasury Security*	6.75%	5.71%
Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index**	7.62%	6.17%

*	The Six-Month and One-Year U.S. Treasury Securities, as reported by Merrill Lynch, do not reflect any fees or expenses.
**	The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

FUND PERFORMANCE

Short Duration Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’00 3.42% Worst Quarter Q4 ’98 -0.25%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 4/10/96)	7.97%	5.78%
Two-Year U.S. Treasury Security*	7.50%	5.75%
Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index**	8.15%	6.29%

*	The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
**	The Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

Short Duration Tax-Free Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’00 1.79% Worst Quarter Q2 ’99 -0.69%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Service Shares (Inception 9/20/94)	4.91%	3.72%	3.93%
Lehman Brothers Three-Year Municipal Bond Index*	6.21%	4.65%	5.12%

*	The Lehman Brothers Three-Year Municipal Bond Index, an unmanaged index, does not reflect any fees or expenses.

FUND PERFORMANCE

Government Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’00 4.70% Worst Quarter Q2 ’99 -1.18%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 8/15/97)	12.08%	6.48%
Lehman Brothers Mutual Fund Government/Mortgage Index*	12.58%	7.37%

*	The Lehman Brothers Mutual Fund Government/Mortgage Index, an unmanaged index, does not reflect any fees or expenses.

Municipal Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’00 4.33% Worst Quarter Q2 ’99 -2.91%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 8/15/97)	11.34%	4.68%
Lehman Brothers Aggregate Municipal Bond Index*	11.66%	5.89%
Lehman Brothers 15-Year Municipal Bond Index**	13.11%	6.52%

*
The Lehman Brothers Aggregate Municipal Bond Index, an unmanaged index, is replacing the Lehman Brothers 15-Year Municipal Index as the Municipal Income Fund’s performance benchmark. The Lehman Brothers Aggregate Municipal Bond Index is a broad-based total return index composed of 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year and, in the Investment Adviser’s opinion, is a more appropriate benchmark against which to measure the performance of the Municipal Income Fund. The Index figures do not include any fees or expenses.

**
The Lehman Brothers 15-Year Municipal Bond Index, an unmanaged index, is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market.
The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Core Fixed Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’00 4.23% Worst Quarter Q2 ’99 -1.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 3/13/96)	10.88%	6.50%
Lehman Brothers Aggregate Bond Index*	11.59%	7.17%

*
The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.

Global Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q3 ’98 5.52% Worst Quarter Q2 ’99 -1.79%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 3/12/97)	8.94%	6.78%
J.P. Morgan Global Government Bond Index (hedged)*	10.92%	8.45%

*	The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

FUND PERFORMANCE

High Yield Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ‘98 4.99% Worst Quarter Q3 ‘98 -6.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 8/1/97)	(4.47)%	1.92%
Lehman Brothers U.S. Corporate High Yield Bond Index*	(5.85)%	0.53%

*
The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [1]

Management Fees [2]	0.40%	0.50%	0.40%
Other Expenses	0.66%	0.73%	0.89%
Service Fees	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%
All Other Expenses [3]	0.16%	0.23%	0.39%

Total Fund Operating Expenses*	1.06%	1.23%	1.29%

See page 36 for all other footnotes.

*
As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Adjustable Rate Government Fund	Short Duration Government Fund	Short Duration Tax-Free Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [1]
Management Fees [2]	0.40%	0.50%	0.35%
Other Expenses	0.59%	0.54%	0.54%
Service Fee	0.25%	0.25%	0.25%
Shareholder Administration Fee	0.25%	0.25%	0.25%
All Other Expenses [3]	0.09%	0.04%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.99%	1.04%	0.89%

FUND FEES AND EXPENSES

Government Income Fund	Municipal Income Fund	Core Fixed Income Fund	Global Income Fund	High Yield Municipal Fund	High Yield Fund

None	None	None	None	None	None
None	None	None	None	None	None

None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None

0.65%	0.55%	0.40%	0.90%	0.55%	0.70%
0.84%	0.83%	0.67%	0.65%	0.75%	0.61%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.34%	0.33%	0.17%	0.15%	0.25%	0.11%

1.49%	1.38%	1.07%	1.55%	1.30%	1.31%

Government Income Fund	Municipal Income Fund	Core Fixed Income Fund	Global Income Fund	High Yield Municipal Fund	High Yield Fund

0.54%	0.50%	0.40%	0.65%	0.55%	0.70%
0.54%	0.54%	0.64%	0.54%	0.54%	0.56%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.04%	0.04%	0.14%	0.04%	0.04%	0.06%

1.08%	1.04%	1.04%	1.19%	1.09%	1.26%

Fund Fees and Expenses continued

1 The Funds’ annual operating expenses are based on actual expenses.
2 The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds equal to 0.05%, 0.11%, 0.05% and 0.25%, respectively of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds are 0.35%, 0.54%, 0.50% and 0.65%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
3 “All Other Expenses” include transfer agency fees and expenses equal to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” of each Fund (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:
Fund	Other Expenses

Adjustable Rate Government	0.05%

Short Duration Government	0.00%

Short Duration Tax-Free	0.00%

Government Income	0.00%

Municipal Income	0.00%

Core Fixed Income	0.10%

Global Income	0.00%

High Yield Municipal	0.00%

High Yield	0.02%

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Adjustable Rate Government	$108	$337	$585	$1,294

Short Duration Government	$125	$390	$676	$1,489

Short Duration Tax-Free	$131	$409	$708	$1,556

Government Income	$152	$471	$813	$1,779

Municipal Income	$140	$437	$755	$1,657

Core Fixed Income	$109	$340	$590	$1,306

Global Income	$158	$490	$845	$1,845

High Yield Municipal	$139	$434	$750	$1,646

High Yield	$133	$415	$718	$1,579

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	Short Duration Tax-Free
32 Old Slip	Government Income
New York, New York 10005	Municipal Income
Core Fixed Income
High Yield Municipal
High Yield

Goldman Sachs Funds Management, L.P. (“GSFM”)	Adjustable Rate Government
32 Old Slip	Short Duration Government
New York, New York 10005

Goldman Sachs Asset Management International (“GSAMI”)	Global Income
Procession House
55 Ludgate Hill
London, England EC4M 7JW

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of December 31, 2000, GSAM, GSAMI and GSFM, along with other units of IMD, had assets under management of $281.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:
■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

	Contractual Rate	Actual Rate for the Fiscal Period Ended October 31, 2000

GSAM:

Short Duration Tax-Free	0.40%	0.35%

Government Income	0.65%	0.54%

Municipal Income	0.55%	0.50%

Core Fixed Income	0.40%	0.40%

High Yield Municipal	0.55%	0.55%

High Yield	0.70%	0.70%

GSFM:

Adjustable Rate Government	0.40%	0.40%

Short Duration Government	0.50%	0.50%

GSAMI:

Global Income	0.90%	0.65%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Fixed Income Portfolio Management Team
■	The fixed-income portfolio management team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $52.6 billion in fixed-income assets for retail, institutional and high net worth clients

U.S. Fixed Income-Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Jonathan A. Beinner Managing Director and Co-Head U.S. Fixed Income	Senior Portfolio Manager— Adjustable Rate Government Short Duration Government Government Income Core Fixed Income	Since 1992 1992 1992 1992	Mr. Beinner joined the Investment Adviser in 1990. He became a portfolio manager in 1992.

James B. Clark Vice President	Portfolio Manager— Adjustable Rate Government Short Duration Government Government Income Core Fixed Income	Since 1994 1994 1994 2000	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

Peter A. Dion Vice President	Portfolio Manager— Adjustable Rate Government Short Duration Government	Since 1995 1995	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

James P. McCarthy Vice President	Portfolio Manager— Adjustable Rate Government Short Duration Government	Since 1995 1995	Mr. McCarthy joined the
Investment Adviser in 1995 as a
portfolio manager after working
four years at Nomura Securities,
where he was an assistant vice
president and an adjustable rate
mortgage trader.

SERVICE PROVIDERS

U.S. Fixed Income-Municipal Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Ben Barber Vice President	Portfolio Manager— Short Duration Tax-Free Municipal Income High Yield Municipal	Since 1999 1999 2000	Mr. Barber joined the Investment Adviser in 1999 as a portfolio manager. Prior to his current position, he managed high yield municipal and municipal bond funds at Franklin Templeton for eight years.

Tom Kenny Managing Director and Head of Municipal Bond Portfolio Management	Senior Portfolio Manager— Short Duration Tax-Free Municipal Income High Yield Municipal	Since 1999 1999 2000	Mr. Kenny joined the Investment
Adviser in 1999 as a senior
portfolio manager. Previously, he
spent 13 years at Franklin
Templeton where he was a
portfolio manager of high yield
municipal and municipal funds,
Director of Municipal Research
and Director of the Municipal
Bond Department.

Kenneth Potts Vice President	Portfolio Manager— Short Duration Tax-Free Municipal Income	Since 2000 2000	Mr. Potts joined the Investment
Adviser in 1997 as a portfolio
manager. He is also responsible
for managing municipal
securities for the Goldman Sachs
money market funds. Prior to his
current position, he spent eight
years at Prudential Insurance
Co., primarily as a short-term
tax-exempt portfolio manager.

U.S. Fixed Income-High Yield Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Andrew Jessop Vice President	Senior Portfolio Manager— High Yield	Since 1997	Mr. Jessop joined the Investment
Adviser in 1997 as a portfolio
manager. He is responsible for
managing high yield assets.
Previously, he worked six years
managing high yield portfolios
at Saudi International Bank in
London.

Michael L. Pasternak Vice President	Senior Portfolio Manager— High Yield	Since 1997	Mr. Pasternak is a product
manager for high yield assets
and contributes to the
management of high yield
assets. He joined the Investment
Adviser in 1997 as a portfolio
manager. Prior to that, he spent
eight years managing high yield
corporate bond and loan
portfolios at Saudi International
Bank in London.

Global Fixed Income—Investment Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

James Cielinski Executive Director	Portfolio Manager— Global Income	Since 2000	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

Philip Gardner Executive Director	Portfolio Manager— Global Income	Since 2000	Mr. Gardner joined the
Investment Adviser in 1997 as a
portfolio manager. Prior to his
current position, he spent eight
years at Macquarie Bank in
Australia where he was
responsible for managing the
bank’s currency overlay service
and fixed income portfolios.

Philip Moffitt Executive Director; Senior Currency Portfolio Manager	Portfolio Manager— Global Income	Since 2000	Mr. Moffitt joined the
Investment Adviser in 1999 as a
portfolio manager. Prior to
joining the Investment Adviser
he worked for three years as a
proprietary trader for Tokai Asia
Ltd in Hong Kong. Before that
Mr. Moffitt spent ten years with
Bankers Trust Asset
Management in Australia, where
he was a Managing Director
responsible for all active global
fixed income funds as well as a
member of the Asset Allocation
Committee.

Andrew Wilson Managing Director	Portfolio Manager— Global Income	Since 1995	Mr. Wilson joined the
Investment Adviser in 1995 as a
portfolio manager. Prior to his
current position, he spent three
years as an Assistant Director at
Rothschild Asset Management,
where he was responsible for
managing global and
international bond portfolios
with specific focus on the U.S.,
Canadian, Australian and
Japanese economies.

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends paid in:
■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid as follows:
	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid

Adjustable Rate Government	Daily	Monthly	Annually

Short Duration Government	Daily	Monthly	Annually

Short Duration Tax-Free	Daily	Monthly	Annually

Government Income	Daily	Monthly	Annually

Municipal Income	Daily	Monthly	Annually

Core Fixed Income	Daily	Monthly	Annually

Global Income	Monthly	Monthly	Annually

High Yield Municipal	Daily	Monthly	Annually

High Yield	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

At the time of an investor’s purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?

Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■
Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

SHAREHOLDER GUIDE

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

(a) Personal and account maintenance services; and

(b) Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquires and respond to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■
A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■
Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund’s NAV. The Funds calculate NAV as follows:

(Value of Assets of the Class)
NAV =	– (Liabilities of the Class)
Number of Outstanding Shares of the Class

SHAREHOLDER GUIDE

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

■
NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). This occurs after the determination, if any, of income declared as a dividend (except in the case of the Global Income Fund). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■
On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

■	Each Fund reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the Securities and Exchange Commission.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

When Will Shares Be Issued And Dividends Begin To Be Paid?

Global Income Fund: If a purchase order is received in proper form before the Fund’s NAV is determined, shares will be issued the same day and will be entitled to any dividend declared on or after such purchase date.

For all other Funds:
■	Shares Purchased by Federal Funds Wire:
■
If a purchase order in proper form specifies a settlement date and is received before the Fund’s NAV is determined that day, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or (ii) the day that the federal funds wire is received by State Street.

■	If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

■	Shares Purchased by Check or Federal Reserve Draft:
■
If a purchase order in proper form specifies a settlement date and is received before the Fund’s NAV is determined that day, shares will be issued and dividends will begin to accrue on the business day after payment is received.

■	If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?

Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds
4900 Sears Tower
Chicago, IL 60606-6372

By Telephone:	■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

SHAREHOLDER GUIDE

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■
Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Service Shares of each Fund (other than the Global Income Fund) earn dividends declared on the day the shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■
Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:
■
Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?

A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■
All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.
■
Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?

Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement (quarterly in the case of the Global Income Fund). Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Except for exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions from the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds that are designated as “exempt interest dividends” are generally not subject to regular federal income tax (but may be subject to state or local taxes). Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Shareholders of the Global Income Fund may be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund elects to pass through these taxes to you. Your January statement will provide the relevant foreign tax information to you.

The Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds expect to distribute “exempt-interest dividends,” attributable to tax-exempt inter est earned by those Funds. However, investments in tax-exempt bonds can also result in the recognition of income or gain by a Fund, and thereby cause a portion of the Fund’s distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from appreciation attributable to original issue discount on the bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax—whether or not the interest income on the bond is exempt. Gain recognized by a Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but “market discount” bonds can cause the Fund to recognize ordinary income. “Market discount” is a discount at which a bond is purchased that is attributable to a decline in the value of a bond after its original issuance. The market discount is then taken into account ratably over the bond’s remaining term to maturity, and the portion that accrues during the Fund’s holding period for the bond is generally treated as taxable ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds will be taxable to you as ordinary income. Distributions attributable to the excess of Fund net long-term capital gains over net short-term capital losses, and designated by the Fund as “capital gain dividends,” will be taxable to you as long-term capital gain.

You should note that exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds generally will not be deductible for federal income tax purposes.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. In addition, any loss realized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. Certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

APPENDIX A

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwill ing to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

APPENDIX A

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more devel oped countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be sig nificant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

Certain Funds may invest more than 20% of their respective net assets in taxable investments and in high grade securities under unusual circumstances.

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts. Each Fund may invest in custodial receipts. Interests in U.S. Government Securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available finan cial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds also may enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities and Inverse Floaters. Certain Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds and deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. Certain Funds may also, to the extent that they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the- counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

APPENDIX A

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selections and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of a Fund (including the loan collateral).

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities, or capital loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by state, city, or local municipalities that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period ended October 31, 2000 has been audited by Ernst & Young LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all periods prior to October 31, 2000 has been audited by the Funds’ previous independent auditors. As of the date of this Prospectus, no Service Shares of the High Yield Municipal Fund were outstanding.

ADJUSTABLE RATE GOVERNMENT FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations

For the Years Ended October 31,

2000 - Class A Shares	$9.63	$0.54	[c]	$(0.06)	0.48

2000 - Institutional Shares	9.64	0.58	[c]	(0.05)	0.53

2000 - Service Shares	9.65	0.52	[c]	(0.05)	0.47

1999 - Class A Shares	9.69	0.49		(0.05)	0.44

1999 - Institutional Shares	9.70	0.53		(0.05)	0.48

1999 - Administration Shares [e]	9.70	0.37	[c]	0.01 [c]	0.38

1999 - Service Shares	9.70	0.48		(0.04)	0.44

1998 - Class A Shares	9.88	0.53		(0.17)	0.36

1998 - Institutional Shares	9.88	0.55		(0.16)	0.39

1998 - Administration Shares	9.88	0.53		(0.16)	0.37

1998 - Service Shares	9.88	0.51		(0.16)	0.35

1997 - Class A Shares	9.83	0.57	[c]	0.05 [c]	0.62

1997 - Institutional Shares	9.83	0.59	[c]	0.05 [c]	0.64

1997 - Administration Shares	9.83	0.57	[c]	0.05 [c]	0.62

1997 - Service Shares (commenced March 27)	9.84	0.33	[c]	0.04 [c]	0.37

1996 - Class A Shares	9.77	0.55	[c]	0.08 [c]	0.63

1996 - Institutional Shares	9.77	0.57	[c]	0.08 [c]	0.65

1996 - Administration Shares	9.77	0.55	[c]	0.08 [c]	0.63

See page 114 for all footnotes.

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From capital	Total distributions	Net asset value, end of period		Total return[a]		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.54)	$(0.01)	$ —	$(0.55)	$9.56		5.12%		$ 41,188	0.89%

(0.58)	(0.01)	—	(0.59)	9.58		5.65		176,881	0.49

(0.53)	(0.01)	—	(0.54)	9.58		4.95		71	0.99

(0.44)	—	(0.06)	(0.50)	9.63		4.65		22,862	0.89

(0.48)	—	(0.06)	(0.54)	9.64		5.06		315,024	0.49

(0.33)	—	(0.04)	(0.37)	9.71	[e]	4.02	[f]	—	0.74	[b]

(0.43)	—	(0.06)	(0.49)	9.65		4.65		797	0.99

(0.53)	(0.02)	—	(0.55)	9.69		3.71		60,782	0.80

(0.55)	(0.02)	—	(0.57)	9.70		4.09		441,228	0.53

(0.53)	(0.02)	—	(0.55)	9.70		3.83		5,999	0.78

(0.51)	(0.02)	—	(0.53)	9.70		3.57		822	1.03

(0.57)	—	—	(0.57)	9.88		6.43		43,393	0.74

(0.59)	—	—	(0.59)	9.88		6.70		463,511	0.49

(0.57)	—	—	(0.57)	9.88		6.43		2,793	0.74

(0.33)	—	—	(0.33)	9.88		3.81	[f]	346	1.05	[b]

(0.55)	(0.02)	—	(0.57)	9.83		6.60		10,728	0.70

(0.57)	(0.02)	—	(0.59)	9.83		6.86		613,149	0.45

(0.55)	(0.02)	—	(0.57)	9.83		6.60		3,792	0.70

ADJUSTABLE RATE GOVERNMENT FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[d]

For the Years Ended October 31,

2000 - Class A Shares	5.67%		0.96%		5.60%		10.69%

2000 - Institutional Shares	6.01		0.56		5.94		10.69

2000 - Service Shares	5.33		1.06		5.26		10.69

1999 - Class A Shares	5.15		0.93		5.11		38.86

1999 - Institutional Shares	5.49		0.53		5.45		38.86

1999 - Administration Shares [e]	5.35	[b]	0.78	[b]	5.31	[b]	38.86

1999 - Service Shares	4.99		1.03		4.95		38.86

1998 - Class A Shares	5.40		1.02		5.18		33.64

1998 - Institutional Shares	5.63		0.53		5.63		33.64

1998 - Administration Shares	5.33		0.78		5.33		33.64

1998 - Service Shares	5.09		1.03		5.09		33.64

1997 - Class A Shares	5.60		1.02		5.32		46.58

1997 - Institutional Shares	5.99		0.52		5.96		46.58

1997 - Administration Shares	5.73		0.77		5.70		46.58

1997 - Service Shares (commenced March 27)	5.64	[b]	1.08	[b]	5.61	[b]	46.58

1996 - Class A Shares	5.59		1.01		5.28		52.36

1996 - Institutional Shares	5.85		0.51		5.79		52.36

1996 - Administration Shares	5.59		0.76		5.53		52.36

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SHORT DURATION GOVERNMENT FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations

For the Years Ended October 31,

2000 - Class A Shares	$9.57	$0.59	[c]	$(0.07)	$0.52

2000 - Class B Shares	9.56	0.53	[c]	(0.09)	0.44

2000 - Class C Shares	9.54	0.51	[c]	(0.07)	0.44

2000 - Institutional Shares	9.57	0.63	[c]	(0.09)	0.54

2000 - Service Shares	9.56	0.58	[c]	(0.09)	0.49

1999 - Class A Shares	9.91	0.55		(0.36)	0.19

1999 - Class B Shares	9.88	0.48		(0.33)	0.15

1999 - Class C Shares	9.88	0.47		(0.36)	0.11

1999 - Institutional Shares	9.90	0.59		(0.35)	0.24

1999 - Administration Shares [e]	9.91	0.40	[c]	(0.25)	0.15

1999 - Service Shares	9.89	0.54		(0.35)	0.19

1998 - Class A Shares	9.88	0.57		0.04	0.61

1998 - Class B Shares	9.86	0.51		0.03	0.54

1998 - Class C Shares	9.86	0.49		0.03	0.52

1998 - Institutional Shares	9.86	0.58		0.06	0.64

1998 - Administration Shares	9.89	0.55		0.05	0.60

1998 - Service Shares	9.86	0.55		0.04	0.59

1997 - Class A Shares (commenced May 1)	9.78	0.31	[c]	0.09	0.40

1997 - Class B Shares (commenced May 1)	9.75	0.28	[c]	0.10	0.38

1997 - Class C Shares (commenced August 15)	9.83	0.12	[c]	0.02	0.14

1997 - Institutional Shares	9.83	0.64	[c]	0.03	0.67

1997 - Administration Shares	9.85	0.62	[c]	0.04	0.66

1997 - Service Shares	9.82	0.59	[c]	0.04	0.63

1996 - Institutional Shares	9.82	0.63	[c]	0.01	0.64

1996 - Administration Shares (commenced February 28)	9.86	0.38	[c]	—	0.38

1996 - Service Shares (commenced April 10)	9.72	0.31	[c]	0.10	0.41

APPENDIX B

Distributions to shareholders
From net investment income	Net asset value, end of period		Total return[a]		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.60)	$9.49		5.65%		$ 29,446	0.94%

(0.54)	9.46		4.80		5,743	1.54

(0.53)	9.45		4.76		5,128	1.69

(0.64)	9.47		5.85		131,462	0.54

(0.59)	9.46		5.32		6,134	1.04

(0.53)	9.57		1.97		52,235	0.94

(0.47)	9.56		1.56		6,937	1.54

(0.45)	9.54		1.21		7,029	1.69

(0.57)	9.57		2.49		146,062	0.54

(0.39)	9.67	[e]	1.57	[f]	—	0.79	[b]

(0.52)	9.56		1.97		6,605	1.04

(0.58)	9.91		6.36		56,725	0.81

(0.52)	9.88		5.62		5,025	1.41

(0.50)	9.88		5.46		4,527	1.56

(0.60)	9.90		6.75		145,514	0.53

(0.58)	9.91		6.27		7,357	0.78

(0.56)	9.89		6.12		6,232	1.03

(0.30)	9.88		4.14	[f]	9,491	0.70	[b]

(0.27)	9.86		3.94	[f]	747	1.30	[b]

(0.11)	9.86		1.44	[f]	190	1.45	[b]

(0.64)	9.86		7.07		103,729	0.45

(0.62)	9.89		6.91		1,060	0.70

(0.59)	9.86		6.63		3,337	0.95

(0.63)	9.83		6.75		99,944	0.45

(0.39)	9.85		4.00	[f]	252	0.70	[b]

(0.31)	9.82		4.35	[f]	1,822	0.95	[b]

SHORT DURATION GOVERNMENT FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[d]

For the Years Ended October 31,

2000 - Class A Shares	6.21%		1.13%		6.02%		130.33%

2000 - Class B Shares	5.63		1.88		5.29		130.33

2000 - Class C Shares	5.45		1.88		5.26		130.33

2000 - Institutional Shares	6.64		0.73		6.45		130.33

2000 - Service Shares	6.14		1.23		5.95		130.33

1999 - Class A Shares	5.61		1.07		5.48		172.61

1999 - Class B Shares	5.04		1.82		4.76		172.61

1999 - Class C Shares	4.83		1.82		4.70		172.61

1999 - Institutional Shares	6.03		0.67		5.90		172.61

1999 - Administration Shares [e]	5.76	[b]	0.92	[b]	5.63	[b]	172.61

1999 - Service Shares	5.54		1.17		5.41		172.61

1998 - Class A Shares	5.68		1.32		5.17		119.89

1998 - Class B Shares	5.12		1.87		4.66		119.89

1998 - Class C Shares	4.64		1.87		4.33		119.89

1998 - Institutional Shares	6.06		0.84		5.75		119.89

1998 - Administration Shares	5.76		1.09		5.45		119.89

1998 - Service Shares	5.56		1.34		5.25		119.89

1997 - Class A Shares (commenced May 1)	6.05	[b]	1.32	[b]	5.43	[b]	102.58

1997 - Class B Shares (commenced May 1)	5.52	[b]	1.82	[b]	5.00	[b]	102.58

1997 - Class C Shares (commenced August 15)	5.52	[b]	1.82	[b]	5.15	[b]	102.58

1997 - Institutional Shares	6.43		0.82		6.06		102.58

1997 - Administration Shares	6.19		1.07		5.82		102.58

1997 - Service Shares	5.92		1.32		5.55		102.58

1996 - Institutional Shares	6.44		0.71		6.18		115.45

1996 - Administration Shares (commenced February 28)	5.97	[b]	0.96	[b]	5.71	[b]	115.45

1996 - Service Shares (commenced April 10)	6.05	[b]	1.21	[b]	5.79	[b]	115.45

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SHORT DURATION TAX-FREE FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations

For the Years Ended October 31,

2000 - Class A Shares	$ 9.93	$0.39	[c]	$(0.01)		$0.38

2000 - Class B Shares	9.93	0.33	[c]	(0.01)		0.32

2000 - Class C Shares	9.93	0.32	[c]	(0.01)		0.31

2000 - Institutional Shares	9.93	0.43	[c]	(0.01)		0.42

2000 - Service Shares	9.92	0.38	[c]	(0.02)		0.36

1999 - Class A Shares	10.19	0.34		(0.24)		0.10

1999 - Class B Shares	10.18	0.28		(0.23)		0.05

1999 - Class C Shares	10.18	0.26		(0.22)		0.04

1999 - Institutional Shares	10.18	0.38		(0.23)		0.15

1999 - Administration Shares [d]	10.18	0.26	[c]	(0.12	) [c]	0.14

1999 - Service Shares	10.18	0.33	[c]	(0.24	) [c]	0.09

1998 - Class A Shares	10.08	0.36	[c]	0.13	[c]	0.49

1998 - Class B Shares	10.08	0.30	[c]	0.12	[c]	0.42

1998 - Class C Shares	10.07	0.28	[c]	0.14	[c]	0.42

1998 - Institutional Shares	10.07	0.39	[c]	0.13	[c]	0.52

1998 - Administration Shares	10.07	0.36	[c]	0.13	[c]	0.49

1998 - Service Shares	10.07	0.34	[c]	0.13	[c]	0.47

1997 - Class A Shares (commenced May 1)	9.94	0.20	[c]	0.14	[c]	0.34

1997 - Class B Shares (commenced May 1)	9.94	0.16	[c]	0.14	[c]	0.30

1997 - Class C Shares (commenced August 15)	10.04	0.07	[c]	0.03	[c]	0.10

1997 - Institutional Shares	9.96	0.42	[c]	0.11	[c]	0.53

1997 - Administration Shares	9.96	0.39	[c]	0.11	[c]	0.50

1997 - Service Shares	9.97	0.37	[c]	0.10	[c]	0.47

1996 - Institutional Shares	9.94	0.42	[c]	0.02	[c]	0.44

1996 - Administration Shares	9.94	0.39	[c]	0.02	[c]	0.41

1996 - Service Shares	9.95	0.37	[c]	0.02	[c]	0.39

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	Total distributions	Net asset value, end of period		Total return[a]		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.37)	$ —	$(0.37)	$ 9.94		3.93%		$19,451	0.79%

(0.31)	—	(0.31)	9.94		3.31		2,026	1.39

(0.30)	—	(0.30)	9.94		3.15		1,581	1.54

(0.41)	—	(0.41)	9.94		4.34		40,301	0.39

(0.36)	—	(0.36)	9.92		3.72		44	0.89

(0.34)	(0.02)	(0.36)	9.93		1.00		22,903	0.79

(0.28)	(0.02)	(0.30)	9.93		0.49		2,000	1.39

(0.26)	(0.03)	(0.29)	9.93		0.34		2,070	1.54

(0.39)	(0.01)	(0.40)	9.93		1.50		77,522	0.39

(0.27)	—	(0.27)	10.05	[d]	1.37	[f]	—	0.64	[b]

(0.33)	(0.02)	(0.35)	9.92		0.89		173	0.89

(0.38)	—	(0.38)	10.19		4.97		19,881	0.71

(0.32)	—	(0.32)	10.18		4.25		974	1.31

(0.31)	—	(0.31)	10.18		4.19		2,256	1.46

(0.41)	—	(0.41)	10.18		5.25		57,647	0.45

(0.38)	—	(0.38)	10.18		4.99		525	0.70

(0.36)	—	(0.36)	10.18		4.73		2,560	0.95

(0.20)	—	(0.20)	10.08		3.39	[f]	4,023	0.70	[b]

(0.16)	—	(0.16)	10.08		3.07	[f]	106	1.30	[b]

(0.07)	—	(0.07)	10.07		0.97	[f]	2	1.45	[b]

(0.42)	—	(0.42)	10.07		5.40		28,821	0.45

(0.39)	—	(0.39)	10.07		5.14		77	0.70

(0.37)	—	(0.37)	10.07		4.77		2,051	0.95

(0.42)	—	(0.42)	9.96		4.50		34,814	0.45

(0.39)	—	(0.39)	9.96		4.24		48	0.70

(0.37)	—	(0.37)	9.97		3.98		695	0.95

SHORT DURATION TAX-FREE FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For the Years Ended October 31,

2000 - Class A Shares	3.95%		1.19%		3.55%		66.31%

2000 - Class B Shares	3.36		1.94		2.81		66.31

2000 - Class C Shares	3.19		1.94		2.79		66.31

2000 - Institutional Shares	4.36		0.79		3.96		66.31

2000 - Service Shares	3.86		1.29		3.46		66.31

1999 - Class A Shares	3.37		1.06		3.10		147.20

1999 - Class B Shares	2.80		1.81		2.38		147.20

1999 - Class C Shares	2.62		1.81		2.35		147.20

1999 - Institutional Shares	3.79		0.66		3.52		147.20

1999 - Administration Shares [e]	3.56	[b]	0.91	[b]	3.29	[b]	147.20

1999 - Service Shares	3.23		1.16		2.96		147.20

1998 - Class A Shares	3.54		1.74		2.51		140.72

1998 - Class B Shares	3.06		2.27		2.10		140.72

1998 - Class C Shares	2.82		2.27		2.01		140.72

1998 - Institutional Shares	3.92		1.26		3.11		140.72

1998 - Administration Shares	3.58		1.51		2.77		140.72

1998 - Service Shares	3.44		1.76		2.63		140.72

1997 - Class A Shares (commenced May 1)	3.81	[b]	1.73	[b]	2.78	[b]	194.75

1997 - Class B Shares (commenced May 1)	3.31	[b]	2.23	[b]	2.38	[b]	194.75

1997 - Class C Shares (commenced August 15)	2.60	[b]	2.23	[b]	1.82	[b]	194.75

1997 - Institutional Shares	4.18		1.23		3.40		194.75

1997 - Administration Shares	3.91		1.48		3.13		194.75

1997 - Service Shares	3.66		1.73		2.88		194.75

1996 - Institutional Shares	4.21		1.01		3.65		231.65

1996 - Administration Shares	3.96		1.26		3.40		231.65

1996 - Service Shares	3.74		1.51		3.18		231.65

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GOVERNMENT INCOME FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations

For the Years Ended October 31,

2000 - Class A Shares	$13.70	$0.82	$0.15	$0.97

2000 - Class B Shares	13.72	0.71	0.15	0.86

2000 - Class C Shares	13.71	0.71	0.14	0.85

2000 - Institutional Shares	13.69	0.87	0.14	1.01

2000 - Service Shares	13.63	0.82	0.18	1.00

1999 - Class A Shares	14.91	0.80	(0.89)	(0.09)

1999 - Class B Shares	14.92	0.69	(0.87)	(0.18)

1999 - Class C Shares	14.91	0.69	(0.88)	(0.19)

1999 - Institutional Shares	14.90	0.85	(0.88)	(0.03)

1999 - Service Shares	14.88	0.77	(0.92)	(0.15)

1998 - Class A Shares	14.59	0.81	0.45	1.26

1998 - Class B Shares	14.61	0.72	0.42	1.14

1998 - Class C Shares	14.60	0.74	0.40	1.14

1998 - Institutional Shares	14.59	0.87	0.42	1.29

1998 - Service Shares	14.59	0.80	0.40	1.20

1997 - Class A Shares	14.36	0.91	0.29	1.20

1997 - Class B Shares	14.37	0.80	0.30	1.10

1997 - Class C Shares (commenced August 15)	14.38	0.17	0.22	0.39

1997 - Institutional Shares (commenced August 15)	14.37	0.20	0.22	0.42

1997 - Service Shares (commenced August 15)	14.37	0.20	0.21	0.41

1996 - Class A Shares	14.47	0.92	(0.11)	0.81

1996 - Class B Shares (commenced May 1)	14.11	0.41	0.26	0.67

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total Distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)

$(0.83)	$ —	$ —	$(0.83)	$13.84	7.33%	$ 88,783

(0.73)	—	—	(0.73)	13.85	6.45	18,724

(0.72)	—	—	(0.72)	13.84	6.46	7,606

(0.88)	—	—	(0.88)	13.82	7.68	7,514

(0.81)	—	—	(0.81)	13.82	7.62	373

(0.77)	—	(0.35)	(1.12)	13.70	(0.63)	82,102

(0.67)	—	(0.35)	(1.02)	13.72	(1.29)	19,684

(0.66)	—	(0.35)	(1.01)	13.71	(1.29)	10,053

(0.83)	—	(0.35)	(1.18)	13.69	(0.23)	5,899

(0.75)	—	(0.35)	(1.10)	13.63	(1.01)	15

(0.81)	(0.07)	(0.06)	(0.94)	14.91	8.98	101,015

(0.72)	(0.05)	(0.06)	(0.83)	14.92	8.09	16,125

(0.74)	(0.03)	(0.06)	(0.83)	14.91	8.09	9,639

(0.87)	(0.05)	(0.06)	(0.98)	14.90	9.19	2,642

(0.80)	(0.05)	(0.06)	(0.91)	14.88	8.53	2

(0.90)	—	(0.07)	(0.97)	14.59	8.72	68,859

(0.79)	—	(0.07)	(0.86)	14.61	7.96	8,041

(0.17)	—	—	(0.17)	14.60	2.72 [f]	1,196

(0.20)	—	—	(0.20)	14.59	2.94 [f]	1,894

(0.19)	—	—	(0.19)	14.59	2.85 [f]	2

(0.92)	—	—	(0.92)	14.36	5.80	30,603

(0.41)	—	—	(0.41)	14.37	4.85 [f]	234

GOVERNMENT INCOME FUND (continued)

					Ratios assuming no expense reductions
	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate [d]

For the Years Ended October 31,

2000 - Class A Shares	0.98%		6.01%		1.39%		5.60%		341.28%

2000 - Class B Shares	1.73		5.24		2.14		4.83		341.28

2000 - Class C Shares	1.73		5.25		2.14		4.84		341.28

2000 - Institutional Shares	0.58		6.41		0.99		6.00		341.28

2000 - Service Shares	1.08		6.02		1.49		5.61		341.28

1999 - Class A Shares	0.98		5.63		1.33		5.28		277.64

1999 - Class B Shares	1.73		4.88		2.08		4.53		277.64

1999 - Class C Shares	1.73		4.89		2.08		4.54		277.64

1999 - Institutional Shares	0.58		6.07		0.93		5.72		277.64

1999 - Service Shares	1.08		5.56		1.43		5.21		277.64

1998 - Class A Shares	0.76		5.53		1.53		4.76		315.43

1998 - Class B Shares	1.51		4.76		2.05		4.22		315.43

1998 - Class C Shares	1.51		4.59		2.05		4.05		315.43

1998 - Institutional Shares	0.51		5.82		1.05		5.28		315.43

1998 - Service Shares	1.01		5.48		1.55		4.94		315.43

1997 - Class A Shares	0.50		6.38		1.82		5.06		395.75

1997 - Class B Shares	1.25		5.59		2.32		4.52		395.75

1997 - Class C Shares (commenced August 15)	1.25	[b]	5.45	[b]	2.32	[b]	4.38	[b]	395.75

1997 - Institutional Shares (commenced August 15)	0.25	[b]	7.03	[b]	1.32	[b]	5.96	[b]	395.75

1997 - Service Shares (commenced August 15)	0.75	[b]	6.49	[b]	1.82	[b]	5.42	[b]	395.75

1996 - Class A Shares	0.50		6.42		1.89		5.03		485.09

1996 - Class B Shares (commenced May 1)	1.25	[b]	5.65	[b]	2.39	[b]	4.51	[b]	485.09

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MUNICIPAL INCOME FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations

For the Years Ended October 31,

2000 - Class A Shares	$14.07	$0.67	[c]	$0.41	$1.08

2000 - Class B Shares	14.08	0.57	[c]	0.40	0.97

2000 - Class C Shares	14.08	0.57	[c]	0.41	0.98

2000 - Institutional Shares	14.07	0.72	[c]	0.42	1.14

2000 - Service Shares	14.09	0.68	[c]	0.42	1.10

1999 - Class A Shares	15.47	0.63		(1.29)	(0.66)

1999 - Class B Shares	15.47	0.51		(1.28)	(0.77)

1999 - Class C Shares	15.47	0.51		(1.28)	(0.77)

1999 - Institutional Shares	15.47	0.70		(1.30)	(0.60)

1999 - Service Shares	15.48	0.65		(1.32)	(0.67)

1998 - Class A Shares	14.99	0.65		0.50	1.15

1998 - Class B Shares	15.00	0.53		0.49	1.02

1998 - Class C Shares	14.99	0.53		0.50	1.03

1998 - Institutional Shares	15.00	0.68		0.50	1.18

1998 - Service Shares	14.99	0.64		0.49	1.13

1997 - Class A Shares	14.37	0.67		0.62	1.29

1997 - Class B Shares	14.37	0.56		0.63	1.19

1997 - Class C Shares (commenced August 15)	14.85	0.12		0.14	0.26

1997 - Institutional Shares (commenced August 15)	14.84	0.15		0.16	0.31

1997 - Service Shares (commenced August 15)	14.84	0.14		0.15	0.29

1996 - Class A Shares	14.17	0.65		0.20	0.85

1996 - Class B Shares (commenced May 1)	14.03	0.27		0.34	0.61

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gain	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.67)	$ —	$ —	$(0.67)	$14.48	7.87%	$67,315	0.94%

(0.56)	—	—	(0.56)	14.49	7.07	8,776	1.69

(0.56)	—	—	(0.56)	14.50	7.07	3,292	1.69

(0.73)	—	—	(0.73)	14.48	8.30	56,376	0.54

(0.66)	—	—	(0.66)	14.53	7.98	1	1.04

(0.65)	—	(0.09)	(0.74)	14.07	(4.46)	90,443	0.94

(0.52)	(0.01)	(0.09)	(0.62)	14.08	(5.10)	9,334	1.69

(0.51)	(0.02)	(0.09)	(0.62)	14.08	(5.10)	4,379	1.69

(0.70)	(0.01)	(0.09)	(0.80)	14.07	(4.07)	16,197	0.54

(0.63)	—	(0.09)	(0.72)	14.09	(4.49)	2	1.04

(0.64)	—	(0.03)	(0.67)	15.47	7.79	91,158	0.87

(0.52)	—	(0.03)	(0.55)	15.47	6.91	6,722	1.62

(0.52)	—	(0.03)	(0.55)	15.47	6.98	2,862	1.62

(0.68)	—	(0.03)	(0.71)	15.47	8.00	6,154	0.58

(0.61)	—	(0.03)	(0.64)	15.48	7.68	2	1.08

(0.67)	—	—	(0.67)	14.99	9.23	64,553	0.85

(0.56)	—	—	(0.56)	15.00	8.48	1,750	1.60

(0.12)	—	—	(0.12)	14.99	1.75 [f]	130	1.60	[b]

(0.15)	—	—	(0.15)	15.00	2.10 [f]	351	0.60	[b]

(0.14)	—	—	(0.14)	14.99	1.93 [f]	2	1.10	[b]

(0.65)	—	—	(0.65)	14.37	6.13	52,267	0.85

(0.27)	—	—	(0.27)	14.37	4.40 [f]	255	1.60	[b]

MUNICIPAL INCOME FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For the Years Ended October 31,

2000 - Class A Shares	4.74%		1.28%		4.40%		67.14%

2000 - Class B Shares	3.99		2.03		3.65		67.14

2000 - Class C Shares	3.99		2.03		3.65		67.14

2000 - Institutional Shares	5.10		0.88		4.76		67.14

2000 - Service Shares	4.82		1.38		4.48		67.14

1999 - Class A Shares	4.15		1.14		3.95		70.31

1999 - Class B Shares	3.40		1.89		3.20		70.31

1999 - Class C Shares	3.40		1.89		3.20		70.31

1999 - Institutional Shares	4.58		0.74		4.38		70.31

1999 - Service Shares	4.35		1.24		4.15		70.31

1998 - Class A Shares	4.25		1.64		3.48		56.51

1998 - Class B Shares	3.44		2.16		2.90		56.51

1998 - Class C Shares	3.38		2.16		2.84		56.51

1998 - Institutional Shares	4.41		1.12		3.87		56.51

1998 - Service Shares	4.21		1.62		3.67		56.51

1997 - Class A Shares	4.60		1.62		3.83		153.12

1997 - Class B Shares	3.74		2.12		3.22		153.12

1997 - Class C Shares (commenced August 15)	3.24	[b]	2.12	[b]	2.72	[b]	153.12

1997 - Institutional Shares (commenced August 15)	4.41	[b]	1.12	[b]	3.89	[b]	153.12

1997 - Service Shares (commenced August 15)	4.24	[b]	1.62	[b]	3.72	[b]	153.12

1996 - Class A Shares	4.58		1.55		3.88		344.13

1996 - Class B Shares (commenced May 1)	3.55	[b]	2.05	[b]	3.10	[b]	344.13

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CORE FIXED INCOME FUND

		Income (loss) from investment operations
	Net asset value at beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations

For the Years Ended October 31,

2000 - Class A Shares	$ 9.50	$0.57	[c]	$ 0.02	$ 0.59

2000 - Class B Shares	9.52	0.50	[c]	0.02	0.52

2000 - Class C Shares	9.52	0.50	[c]	0.03	0.53

2000 - Institutional Shares	9.52	0.61	[c]	0.02	0.63

2000 - Service Shares	9.52	0.56	[c]	0.02	0.58

1999 - Class A Shares	10.25	0.54		(0.61)	(0.07)

1999 - Class B Shares	10.28	0.48		(0.62)	(0.14)

1999 - Class C Shares	10.28	0.47		(0.62)	(0.15)

1999 - Institutional Shares	10.28	0.58		(0.62)	(0.04)

1999 - Administration Shares[e]	10.27	0.40	[c]	(0.41)[c]	(0.01)

1999 - Service Shares	10.28	0.54		(0.62)	(0.08)

1998 - Class A Shares	10.06	0.59		0.27	0.86

1998 - Class B Shares	10.09	0.52		0.27	0.79

1998 - Class C Shares	10.09	0.52		0.27	0.79

1998 - Institutional Shares	10.08	0.61		0.29	0.90

1998 - Administration Shares	10.07	0.57		0.29	0.86

1998 - Service Shares	10.09	0.56		0.27	0.83

1997 - Class A Shares (commenced May 1)	9.70	0.30		0.36	0.66

1997 - Class B Shares (commenced May 1)	9.72	0.27		0.37	0.64

1997 - Class C Shares (commenced August 15)	9.93	0.11		0.16	0.27

1997 - Institutional Shares	9.85	0.64		0.23	0.87

1997 - Administration Shares	9.84	0.62		0.23	0.85

1997 - Service Shares	9.86	0.59		0.23	0.82

1996 - Institutional Shares	10.00	0.64		(0.07)	0.57

1996 - Administrative Shares (commenced February 28)	9.91	0.41		(0.07)	0.34

1996 - Service Shares (commenced March 13)	9.77	0.38		0.09	0.47

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period		Total return [a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.57)	—	$ —	$(0.57)	$9.52		6.48%	$ 73,846	0.94%

(0.50)	—	—	(0.50)	9.54		5.69	14,002	1.69

(0.50)	—	—	(0.50)	9.55		5.80	6,107	1.69

(0.61)	—	—	(0.61)	9.54		6.90	268,465	0.54

(0.56)	—	—	(0.56)	9.54		6.37	9,445	1.04

(0.53)	—	(0.15)	(0.68)	9.50		(0.68)	65,368	0.94

(0.47)	—	(0.15)	(0.62)	9.52		(1.47)	14,654	1.69

(0.46)	—	(0.15)	(0.61)	9.52		(1.51)	7,443	1.69

(0.57)	—	(0.15)	(0.72)	9.52		(0.37)	216,973	0.54

(0.40)	—	(0.15)	(0.55)	9.71	[e]	(0.13)[f]	—	0.79	[b]

(0.53)	—	(0.15)	(0.68)	9.52		(0.87)	8,172	1.04

(0.59)	(0.02)	(0.06)	(0.67)	10.25		8.76	56,267	0.74

(0.52)	(0.02)	(0.06)	(0.60)	10.28		7.94	7,209	1.49

(0.52)	(0.02)	(0.06)	(0.60)	10.28		7.94	5,587	1.49

(0.61)	(0.03)	(0.06)	(0.70)	10.28		9.15	195,730	0.46

(0.57)	(0.03)	(0.06)	(0.66)	10.27		8.88	12,743	0.71

(0.56)	(0.02)	(0.06)	(0.64)	10.28		8.50	5,263	0.96

(0.30)	—	—	(0.30)	10.06		6.94 [f]	9,336	0.70	[b]

(0.27)	—	—	(0.27)	10.09		6.63 [f]	621	1.45	[b]

(0.11)	—	—	(0.11)	10.09		2.74 [f]	272	1.45	[b]

(0.64)	—	—	(0.64)	10.08		9.19	79,230	0.45

(0.62)	—	—	(0.62)	10.07		8.92	6,176	0.70

(0.59)	—	—	(0.59)	10.09		8.65	1,868	0.95

(0.64)	—	(0.08)	(0.72)	9.85		5.98	72,061	0.45

(0.41)	—	—	(0.41)	9.84		3.56 [f]	702	0.70	[b]

(0.38)	—	—	(0.38)	9.86		4.90 [f]	381	0.95	[b]

CORE FIXED INCOME FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[d]

For the Years Ended October 31,

2000 - Class A Shares	6.04%		0.97%		6.01%		271.53%

2000 - Class B Shares	5.29		1.72		5.26		271.53

2000 - Class C Shares	5.30		1.72		5.27		271.53

2000 - Institutional Shares	6.46		0.57		6.43		271.53

2000 - Service Shares	5.95		1.07		5.92		271.53

1999 - Class A Shares	5.57		0.98		5.53		279.67

1999 - Class B Shares	4.83		1.73		4.79		279.67

1999 - Class C Shares	4.82		1.73		4.78		279.67

1999 - Institutional Shares	5.97		0.58		5.93		279.67

1999 - Administration Shares [e]	5.63	[b]	0.83	[b]	5.59	[b]	279.67

1999 - Service Shares	5.50		1.08		5.46		279.67

1998 - Class A Shares	5.58		1.21		5.11		271.50

1998 - Class B Shares	4.82		1.75		4.56		271.50

1998 - Class C Shares	4.81		1.75		4.55		271.50

1998 - Institutional Shares	5.95		0.72		5.69		271.50

1998 - Administration Shares	5.70		0.97		5.44		271.50

1998 - Service Shares	5.44		1.22		5.18		271.50

1997 - Class A Shares (commenced May 1)	6.13	[b]	1.33	[b]	5.50	[b]	361.27

1997 - Class B Shares (commenced May 1)	5.28	[b]	1.83	[b]	4.90	[b]	361.27

1997 - Class C Shares (commenced August 15)	4.84	[b]	1.83	[b]	4.46	[b]	361.27

1997 - Institutional Shares	6.53		0.83		6.15		361.27

1997 - Administration Shares	6.27		1.08		5.89		361.27

1997 - Service Shares	6.00		1.33		5.62		361.27

1996 - Institutional Shares	6.51		0.83		6.13		414.20

1996 - Administrative Shares (commenced February 28)	6.41	[b]	1.08	[b]	6.03	[b]	414.20

1996 - Service Shares (commenced March 13)	6.37	[b]	1.33	[b]	5.99	[b]	414.20

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GLOBAL INCOME FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from Investment operations

For the Years Ended October 31,

2000 - Class A Shares	$14.49	$0.59	[c]	$ 0.20		$ 0.79

2000 - Class B Shares	14.45	0.51	[c]	0.22		0.73

2000 - Class C Shares	14.43	0.51	[c]	0.22		0.73

2000 - Institutional Shares	14.48	0.68	[c]	0.21		0.89

2000 - Service Shares	14.47	0.61	[c]	0.20		0.81

1999 - Class A Shares	15.65	0.62	[c]	(0.78	) [c]	(0.16)

1999 - Class B Shares	15.63	0.53		(0.78)		(0.25)

1999 - Class C Shares	15.60	0.53		(0.77)		(0.24)

1999 - Institutional Shares	15.64	0.71		(0.77)		(0.06)

1999 - Service Shares	15.64	0.64		(0.79)		(0.15)

1998 - Class A Shares	15.10	0.72	[c]	0.90	[c]	1.62

1998 - Class B Shares	15.08	0.63	[c]	0.92	[c]	1.55

1998 - Class C Shares	15.06	0.63	[c]	0.91	[c]	1.54

1998 - Institutional Shares	15.09	0.82	[c]	0.90	[c]	1.72

1998 - Service Shares	15.09	0.74	[c]	0.91	[c]	1.65

1997 - Class A Shares	14.53	0.59		0.77		1.36

1997 - Class B Shares	14.53	0.72		0.56		1.28

1997 - Class C Shares (commenced August 15)	14.80	0.16		0.29		0.45

1997 - Institutional Shares	14.52	0.88		0.56		1.44

1997 - Service Shares (commenced March 12)	14.69	0.53		0.39		0.92

1996 - Class A Shares	14.45	0.71		0.80		1.51

1996 - Class B Shares (commenced May 1)	14.03	0.34		0.52		0.86

1996 - Institutional Shares	14.45	1.15		0.42		1.57

APPENDIX B

Distributions to shareholders
From net investment income	From capital	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.60)	$ —	$ —	(0.60)	$14.68	5.58%	$294,738	1.34%

(0.53)	—	—	(0.53)	14.65	5.14	22,008	1.84

(0.53)	—	—	(0.53)	14.63	5.13	5,954	1.84

(0.70)	—	—	(0.70)	14.67	6.27	287,145	0.69

(0.62)	—	—	(0.62)	14.66	5.76	1,934	1.19

(0.61)	(0.03)	(0.36)	(1.00)	14.49	(1.14)	271,832	1.34

(0.55)	(0.02)	(0.36)	(0.93)	14.45	(1.74)	16,724	1.84

(0.55)	(0.02)	(0.36)	(0.93)	14.43	(1.68)	7,786	1.84

(0.71)	(0.03)	(0.36)	(1.10)	14.48	(0.49)	279,621	0.69

(0.63)	(0.03)	(0.36)	(1.02)	14.47	(1.06)	1,115	1.19

(1.01)	—	(0.06)	(1.07)	15.65	11.21	217,362	1.31

(0.94)	—	(0.06)	(1.00)	15.63	10.66	8,135	1.83

(0.94)	—	(0.06)	(1.00)	15.60	10.65	4,090	1.83

(1.11)	—	(0.06)	(1.17)	15.64	11.95	178,532	0.66

(1.04)	—	(0.06)	(1.10)	15.64	11.43	1,058	1.16

(0.79)	—	—	(0.79)	15.10	9.66	167,096	1.17

(0.73)	—	—	(0.73)	15.08	9.04	3,465	1.71

(0.19)	—	—	(0.19)	15.06	3.03 [f]	496	1.71	[b]

(0.87)	—	—	(0.87)	15.09	10.26	60,929	0.65

(0.52)	—	—	(0.52)	15.09	6.42	151	1.15	[b]

(1.43)	—	—	(1.43)	14.53	11.05	198,665	1.16

(0.36)	—	—	(0.36)	14.53	6.24 [f]	256	1.70	[b]

(1.50)	—	—	(1.50)	14.52	11.55	54,254	0.65

GLOBAL INCOME FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For the Years Ended October 31,

2000 - Class A Shares	4.03%		1.70%		3.67%		185.10%

2000 - Class B Shares	3.53		2.20		3.17		185.10

2000 - Class C Shares	3.54		2.20		3.18		185.10

2000 - Institutional Shares	4.69		1.05		4.33		185.10

2000 - Service Shares	4.17		1.55		3.81		185.10

1999 - Class A Shares	4.12		1.72		3.74		158.27

1999 - Class B Shares	3.60		2.22		3.22		158.27

1999 - Class C Shares	3.60		2.22		3.22		158.27

1999 - Institutional Shares	4.75		1.07		4.37		158.27

1999 - Service Shares	4.28		1.57		3.90		158.27

1998 - Class A Shares	4.71		1.75		4.27		229.91

1998 - Class B Shares	4.19		2.24		3.78		229.91

1998 - Class C Shares	4.20		2.24		3.79		229.91

1998 - Institutional Shares	5.40		1.07		4.99		229.91

1998 - Service Shares	4.92		1.57		4.51		229.91

1997 - Class A Shares	5.19		1.60		4.76		383.72

1997 - Class B Shares	4.76		2.10		4.37		383.72

1997 - Class C Shares (commenced August 15)	4.98	[b]	2.10	[b]	4.59	[b]	383.72

1997 - Institutional Shares	5.72		1.04		5.33		383.72

1997 - Service Shares (commenced March 12)	5.33	[b]	1.54	[b]	4.94	[b]	383.72

1996 - Class A Shares	5.81		1.64		5.33		232.15

1996 - Class B Shares (commenced May 1)	5.16	[b]	2.14	[b]	4.72	[b]	232.15

1996 - Institutional Shares	6.35		1.11		5.89		232.15

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HIGH YIELD MUNICIPAL FUND

		Income from investment operations
	Net asset value at beginning of period	Net investment income[c]	Net realized and unrealized gain (loss)	Total from investment operations

For The Period Ended October 31,

2000 - Class A Shares (commenced April 3)	$10.00	$0.33	$0.17	$0.50

2000 - Class B Shares (commenced April 3)	10.00	0.29	0.17	0.46

2000 - Class C Shares (commenced April 3)	10.00	0.29	0.17	0.46

2000 - Institutional Shares (commenced April 3)	10.00	0.36	0.16	0.52

APPENDIX B

Distributions to shareholders
From net investment income	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets[b]	Ratio of net investment income to average net assets[b]

$(0.32)	$10.18	5.06%	$121,702	0.99%	5.71%

(0.28)	10.18	4.60	10,039	1.74	4.99

(0.28)	10.18	4.60	10,213	1.74	4.95

(0.34)	10.18	5.30	128,997	0.59	6.14

HIGH YIELD MUNICIPAL FUND (continued)

	Ratios assuming no expense reductions
	Ratio of net expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Portfolio turnover rate

For The Period Ended October 31,

2000 - Class A Shares (commenced April 3)	1.27%	5.43%	52.45%

2000 - Class B Shares (commenced April 3)	2.02	4.71	52.45

2000 - Class C Shares (commenced April 3)	2.02	4.67	52.45

2000 - Institutional Shares (commenced April 3)	0.87	5.86	52.45

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HIGH YIELD FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total income (loss) from investment operations

For The Years Ended October 31,

2000 - Class A Shares	$ 9.07	$0.84	[c]	$(0.78)	$ 0.06

2000 - Class B Shares	9.08	0.78	[c]	(0.80)	(0.02)

2000 - Class C Shares	9.07	0.78	[c]	(0.80)	(0.02)

2000 - Institutional Shares	9.08	0.88	[c]	(0.79)	0.09

2000 - Service Shares	9.08	0.83	[c]	(0.78)	0.05

1999 - Class A Shares	9.16	0.85		(0.10)	0.75

1999 - Class B Shares	9.16	0.77		(0.09)	0.68

1999 - Class C Shares	9.16	0.78		(0.11)	0.67

1999 - Institutional Shares	9.17	0.90	[c]	(0.12) [c]	0.78

1999 - Service Shares	9.17	0.86	[c]	(0.12) [c]	0.74

1998 - Class A Shares	9.97	0.82		(0.85)	(0.03)

1998 - Class B Shares	9.97	0.75		(0.86)	(0.11)

1998 - Class C Shares	9.97	0.75		(0.86)	(0.11)

1998 - Institutional Shares	9.97	0.84		(0.83)	0.01

1998 - Service Shares	9.97	0.80		(0.84)	(0.04)

For The Period Ended October 31,

1997 - Class A Shares (commenced August 1)	10.00	0.17		(0.02)	0.15

1997 - Class B Shares (commenced August 1)	10.00	0.15		(0.02)	0.13

1997 - Class C Shares (commenced August 15)	9.97	0.14		0.01	0.15

1997 - Institutional Shares (commenced August 1)	10.00	0.18		(0.02)	0.16

1997 - Service Shares (commenced August 1)	10.00	0.17		(0.02)	0.15

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	Total Distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.93)	$(0.02)	$(0.95)	$8.18	0.38%	$409,224	1.16%

(0.86)	(0.02)	(0.88)	8.18	(0.48)	37,085	1.91

(0.86)	(0.02)	(0.88)	8.17	(0.48)	8,933	1.91

(0.96)	(0.02)	(0.98)	8.19	0.77	420,284	0.76

(0.92)	(0.02)	(0.94)	8.19	0.15	396	1.26

(0.84)	—	(0.84)	9.07	8.06	524,674	1.16

(0.76)	—	(0.76)	9.08	7.38	39,907	1.91

(0.76)	—	(0.76)	9.07	7.26	10,078	1.91

(0.87)	—	(0.87)	9.08	8.49	257,498	0.76

(0.83)	—	(0.83)	9.08	7.95	280	1.26

(0.78)	—	(0.78)	9.16	(0.70)	401,626	1.09

(0.70)	—	(0.70)	9.16	(1.43)	29,256	1.84

(0.70)	—	(0.70)	9.16	(1.43)	8,532	1.84

(0.81)	—	(0.81)	9.17	(0.32)	97,547	0.84

(0.76)	—	(0.76)	9.17	(0.79)	447	1.34

(0.17)	(0.01)	(0.18)	9.97	1.50 [f]	325,911	0.95	[b]

(0.15)	(0.01)	(0.16)	9.97	1.31 [f]	10,308	1.70	[b]

(0.14)	(0.01)	(0.15)	9.97	1.46 [f]	1,791	1.70	[b]

(0.18)	(0.01)	(0.19)	9.97	1.58 [f]	2	0.70	[b]

(0.17)	(0.01)	(0.18)	9.97	1.46 [f]	2	1.20	[b]

HIGH YIELD FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

For The Years Ended October 31,

2000 - Class A Shares	9.54%		1.21%		9.49%		55.27%

2000 - Class B Shares	8.79		1.96		8.74		55.27

2000 - Class C Shares	8.78		1.96		8.73		55.27

2000 - Institutional Shares	9.99		0.81		9.94		55.27

2000 - Service Shares	9.39		1.31		9.34		55.27

1999 - Class A Shares	9.06		1.22		9.00		59.04

1999 - Class B Shares	8.30		1.97		8.24		59.04

1999 - Class C Shares	8.26		1.97		8.20		59.04

1999 - Institutional Shares	9.50		0.82		9.44		59.04

1999 - Service Shares	8.92		1.32		8.86		59.04

1998 - Class A Shares	8.25		1.36		7.98		113.44

1998 - Class B Shares	7.61		1.88		7.57		113.44

1998 - Class C Shares	7.61		1.88		7.57		113.44

1998 - Institutional Shares	9.47		0.88		9.43		113.44

1998 - Service Shares	9.17		1.38		9.13		113.44

For The Period Ended October 31,

1997 - Class A Shares (commenced August 1)	7.06	[b]	1.57	[b]	6.44	[b]	44.80	[f]

1997 - Class B Shares (commenced August 1)	6.28	[b]	2.07	[b]	5.91	[b]	44.80	[f]

1997 - Class C Shares (commenced August 15)	6.17	[b]	2.07	[b]	5.80	[b]	44.80	[f]

1997 - Institutional Shares (commenced August 1)	7.16	[b]	1.07	[b]	6.79	[b]	44.80	[f]

1997 - Service Shares (commenced August 1)	6.69	[b]	1.57	[b]	6.32	[b]	44.80	[f]

Footnotes:
a
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account. Total returns for less than one full year are not annualized.

b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Includes the effect of mortgage dollar roll transactions.
e	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.
f	Not annualized.

Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies

     3 Goldman Sachs Adjustable Rate Government Fund

     4 Goldman Sachs Short Duration Government Fund

     5 Goldman Sachs Short Duration Tax-Free Fund

     6 Goldman Sachs Government Income Fund

     7 Goldman Sachs Municipal Income Fund

     8 Goldman Sachs Core Fixed Income Fund

     9 Goldman Sachs Global Income Fund

    11 Goldman Sachs High Yield Municipal Fund

    13 Goldman Sachs High Yield Fund

16 Other Investment Practices and Securities

20 Principal Risks of the Funds

25 Fund Performance

34 Fund Fees and Expenses

38 Service Providers

44 Dividends

46 Shareholder Guide

    46 How to Buy Shares

    50 How to Sell Shares

55 Taxation

58 Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

80 Appendix B
Financial Highlights

Fixed Income Funds
Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:
By telephone – Call 1-800-621-2550
By mail – Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Funds’ documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

FIPROSVC
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Service Shares
                              Institutional Shares
                             Administration Shares

                       GOLDMAN SACHS ENHANCED INCOME FUND
                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                    GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (Each a portfolio of Goldman Sachs Trust)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

This Statement of Additional Information (the "Additional Statement") is not a
prospectus.  This Additional Statement describes each of the above-referenced series of Goldman Sachs Trust.  This Additional Statement should be read in conjunction with the Class A, Class B, Class C, Service, Institutional and
Administration (Goldman Sachs Enhanced Income Fund only) prospectuses of Goldman
Sachs Enhanced Income Fund, Goldman Sachs Adjustable Rate Government Fund,
Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-
Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income
Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund,
Goldman Sachs High Yield Municipal Fund and Goldman Sachs High Yield Fund, each dated March 1, 2001, as they may be further amended and/or supplemented from time to time (the "Prospectuses").  The Prospectuses may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions ("Service
Organizations") for the benefit of their customers.  Goldman Sachs Enhanced
Income Fund currently does not offer Class B, Class C or Service Shares and
Goldman Sachs Adjustable Rate Government Fund currently does not offer Class B or Class C Shares.

The audited financial statements and related report of Ernst & Young LLP, independent public accountants for each Fund, contained in each Fund's 2000 annual report are incorporated herein by reference in the section "Financial
Statements."  No other portions of the Funds' annual report are incorporated herein by reference.

OTHER INFORMATION REGARDING PURCHASES, REDEMPTIONS, EXCHANGES AND

APPENDIX A .......................................................   1-A
APPENDIX B .......................................................   1-B
APPENDIX C - (STATEMENT OF INTENTION AND ESCROW AGREEMENT) .......   1-C

The date of this Additional Statement is March 1, 2001.

                                      B-2

GOLDMAN SACHS ASSET MANAGEMENT                  GOLDMAN SACHS ASSET
Investment Adviser to:                          MANAGEMENT INTERNATIONAL
Goldman Sachs Enhanced Income Fund              Investment Adviser to:
Goldman Sachs Short Duration Tax-Free Fund      Goldman Sachs Global Income Fund
Goldman Sachs Government Income Fund            Procession House
Goldman Sachs Municipal Income Fund             55 Ludgate Hill
Goldman Sachs Core Fixed Income Fund            London, England  EC4M 7JW
Goldman Sachs High Yield Municipal Fund
Goldman Sachs High Yield Fund                   GOLDMAN, SACHS & CO.
32 Old Slip                                     Distributor
New York, New York 10005                        85 Broad Street
                                                New York, NY 10004
GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.                                GOLDMAN, SACHS & CO.
Investment Adviser to:                          Transfer Agent
Goldman Sachs Adjustable Rate Government Fund   4900 Sears Tower
Goldman Sachs Short Duration Government Fund    Chicago, Illinois 60606
32 Old Slip
New York, New York 10005

                     Toll free (in U.S.) .......800-621-2550

                                      B-3

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end, management investment company.  The Trust is organized as a Delaware business trust, and is a successor to a Massachusetts business trust that was combined with the Trust on
April 30, 1997.  The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others:  Goldman Sachs Enhanced Income Fund ("Enhanced Income
Fund"), Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate
Government Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration
Government Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration
Tax-Free Fund"), Goldman Sachs Government Income Fund ("Government Income
Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman
Sachs Core Fixed Income Fund ("Core Fixed Income Fund"), Goldman Sachs Global
Income Fund ("Global Income Fund"), Goldman Sachs High Yield Municipal Fund
("High Yield Municipal Fund") and Goldman Sachs High Yield Fund ("High Yield
Fund") (each referred to herein as a "Fund" and collectively as the "Funds").
Each Fund other than the Global Income Fund and High Yield Municipal Fund is a
diversified, open-end management investment company.  The Global Income Fund and
High Yield Municipal Fund are each a non-diversified, open-end management investment company.  Short Duration Government Fund, Short Duration Tax-Free
Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund,
Global Income Fund, High Yield Municipal Fund and High Yield Fund are authorized to issue five classes of shares: Class A Shares, Class B Shares, Class C Shares,
Service Shares and Institutional Shares.  Enhanced Income Fund is authorized to issue three classes of shares: Class A, Administration and Institutional Shares.
Adjustable Rate Government Fund is authorized to issue three classes of shares:
Class A Shares, Service Shares and Institutional Shares.  Additional series may be added in the future from time to time.

     Goldman Sachs Asset Management ("GSAM"), a unit of the Investment
Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the
Investment Adviser to the Enhanced Income Fund, Short Duration Tax-Free Fund,
Government Income Fund, Municipal Income Fund, Core Fixed Income Fund, High
Yield Municipal Fund and High Yield Fund.  Goldman Sachs Asset Management
International ("GSAMI"), an affiliate of Goldman Sachs, serves as Investment
Adviser to the Global Income Fund.  Goldman Sachs Funds Management, L.P.
("GSFM"), an affiliate of Goldman Sachs, serves as the Investment Adviser to
Adjustable Rate Government Fund and Short Duration Government Fund.  GSAM, GSAMI
and GSFM are each sometimes referred to herein as the "Investment Adviser" and collectively herein as the "Investment Advisers."  In addition, Goldman Sachs serves as each Fund's distributor and transfer agent.  Each Fund's custodian is
State Street Bank and Trust Company.

     Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Funds may invest.  However, unlike certificates of deposits, shares of the Funds are not insured by the Federal
Deposit Insurance Corporation.

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectuses.  See the
Prospectuses for a fuller description of each Fund's investment objective and policies.  Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.  Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

     As used in the Additional Statement, the term "Taxable Funds" refers to the
Enhanced Income, Adjustable Rate Government, Short Duration Government,
Government Income, Core Fixed Income, Global Income and High Yield Funds.  The
term "Tax Exempt Funds" refers to the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds.

                                      B-4

     Experienced Management.  Successfully creating and managing a portfolio of
     ----------------------
securities requires professionals with extensive experience.  Goldman Sachs'
highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-
income securities.

                       INVESTMENT OBJECTIVES AND POLICIES

Enhanced Income Fund

     Enhanced Income Fund is designed for investors who seek returns in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.  The Fund invests, under normal circumstances, primarily in a portfolio of fixed income securities, including non-mortgage-backed U.S. Government Securities, corporate notes and commercial paper and fixed and floating rate asset-backed securities rated, at the time of investment, at least A by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Investment Adviser to be of comparable quality.

     A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection.  In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.
Market sector selection is the underweighting or overweighting of one or more of the four market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities and asset-backed securities) in which the Fund primarily invests.  The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors.  Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve.  Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing.  To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by,
Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     The Fund's overall returns are generally likely to move in the opposite direction as interest rates.  Therefore, when interest rates decline, the Fund's return is likely to increase.  Conversely, when interest rates increase, the
Fund's return is likely to decline.  In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Fund than from shorter-term investments.

     Preservation of Capital.  Enhanced Income Fund seeks to reduce principal
     -----------------------
fluctuation by maintaining a target duration equal to that of a nine-month U.S.
Treasury Bill (plus or minus three months) and an approximate interest rate sensitivity of a nine-month U.S. Treasury Bill, as well as utilizing certain interest rate hedging techniques.  There is no assurance that these strategies will be successful.

     Liquidity. Because the Fund's shares may be redeemed upon request of a
     ---------
shareholder on any business day at net asset value, the Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which the Fund may invest.

     A Sophisticated Investment Process.  Enhanced Income Fund will attempt to
     ----------------------------------
control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques.  The Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets.  Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve.  In planning the Fund's portfolio investment strategies,

                                      B-5

the Investment Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs' option-adjusted spread model to assist in structuring and maintaining the Fund's investment portfolio.
In determining the Fund's investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs'
economists and fixed-income analysts.

Adjustable Rate Government Fund and Short Duration Government Fund

     Adjustable Rate Government Fund is designed for investors who seek a high level of current income, consistent with low volatility of principal.  Short
Duration Government Fund is designed for investors who seek a high level of current income and secondarily, in seeking current income, may also wish to consider the potential for capital appreciation.  Both Funds are appropriate for investors who seek the high credit quality of securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises
("U.S. Government Securities"), without incurring the administrative and accounting burdens involved in direct investment.

     Market and economic conditions may affect the investments of the Adjustable
Rate Government and Short Duration Government Funds differently than the investments normally purchased by other types of fixed-income investors.
Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate
Government and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

     High Current Income.  Adjustable Rate Government and Short Duration
     -------------------
Government Funds seek a higher current yield than that offered by money market funds or by bank certificates of deposit and money market accounts.  However, the Adjustable Rate Government and Short Duration Government Funds do not
maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund.  Unlike bank certificates of deposit and money market accounts, investments in shares of the
Funds are not insured or guaranteed by any government agency.  The Adjustable
Rate Government and Short Duration Government Funds each seek to provide such high current income without sacrificing credit quality.

     Relative Low Volatility of Principal.  Adjustable Rate Government Fund
     -------------------------------------
seeks to minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury
Security, and utilizing certain active management techniques to seek to hedge interest rate risk.  Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years.  The duration target of Short Duration Government Fund is that of the 2-year U.S. Treasury
Security plus or minus 0.5 years.  There is no assurance that these strategies for Adjustable Rate Government Fund and Short Duration Government Fund will be successful.

     Professional Management and Administration.  Investors who invest in
     -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and
other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios.  A well-
diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources.  Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

                                      B-6

Government Income Fund

     Government Income Fund is designed for investors who seek a high level of current income, consistent with safety of principal and the high credit quality of U.S. Government Securities, without incurring the administrative and account burdens involved in direct investment.

     Government Income Fund's overall returns are generally likely to move in the opposite direction from interest rates.  Therefore, when interest rates decline, Government Income Fund's return is likely to increase.  In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from Government Income Fund than from shorter-term investments.

     High Current Income.  Government Income Fund is designed to have a higher
     -------------------
current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts.  However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency.  Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

     Liquidity. Because Government Income Fund's shares may be redeemed upon
     ---------
request of a shareholder on any business day at net asset value, Government
Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which
Government Income Fund may invest.

     A Sophisticated Investment Process.  Government Income Fund's investment
     ----------------------------------
process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets.
Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve.  In planning Government Income Fund's portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs.  The Investment
Adviser will use a sophisticated analytical process involving Goldman Sachs'
proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio.  In determining the Government Income Fund's investment strategy and in making market timing decisions, the Investment Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

     Convenience of a Fund Structure.  Government Income Fund eliminates many of
     -------------------------------
the complications that direct ownership of U.S. Government Securities and mortgage-backed securities entails.  Government Income Fund automatically reinvests all principal payments within  the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds

     The Tax Exempt Funds are not money market funds. Short Duration Tax-Free
Fund is designed for investors who seek a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.  Municipal Income Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.  High Yield Municipal Fund is designed for investors who seek a high level of current income that is exempt from regular federal income taxes as well as the potential for capital appreciation.  The Tax Exempt Funds are appropriate for investors who seek to invest in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District

                                      B-7

of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities") and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is an auction rate Municipal Security. These securities generally have higher yields than money market Municipal Securities, but typically are not eligible investments for municipal money market funds.

     In addition, unlike a municipal money market fund, the Tax Exempt Funds'
increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

     The Municipal Securities in which the Short Duration Tax-Free and Municipal
Income Funds invest will be rated, at the time of investment, at least BBB or
Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality.  Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. Municipal Income Fund will have a weighted average credit quality equal to A for securities rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality.  High Yield
Municipal Fund will invest at least 65% of its total assets in high-yield
Municipal Securities rated, at the time of investment, BBB or Baa or lower by a
NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality.  See also "High Yield Fund - Return on and Risks of High
Yield Securities" for a discussion of risks that are generally applicable to
High Yield Municipal Fund.  The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal
Securities.

     Investors who wish to invest in Municipal Securities may find that a mutual fund structure offers some important advantages when compared to investing in individual Municipal Securities, including:

     o    The ratings given to Municipal Securities by the rating organizations are difficult to evaluate. For example, some Municipal Securities with relatively low credit ratings have yields comparable to Municipal
          Securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

     o    Because of the relative inefficiency of the secondary market in
          Municipal Securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

     o    Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the Municipal Securities market than investors with relatively small positions; and

     o    Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

                                      B-8

Core Fixed Income Fund

     Core Fixed Income Fund is designed for investors seeking a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index"), without incurring the administrative and accounting burdens involved in direct investment.  Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure.  Core Fixed Income Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least
BBB or Baa by a NRSRO.  Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.  The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least
$100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index:  U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-
backed securities; utilities; industrial issuers; financial institutions;
foreign issuers; and issuers of asset-backed securities.  In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index.  The Fund may, therefore, invest in securities that are not included in the Index.  The Index is a trademark of Lehman Brothers.  Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment.  Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman
Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

     Core Fixed Income Fund's overall returns are generally likely to move in the opposite direction from interest rates.  Therefore, when interest rates decline, Core Fixed Income Fund's return is likely to increase. Conversely, when interest rates increase, Core Fixed Income Fund's return is likely to decline.  However, the Investment Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fixed
Income Fund's return is not likely to decline as quickly as that of other fixed-
income funds with a comparable average portfolio duration.  In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fixed Income Fund than from shorter-term investments.

     A number of investment strategies will be used to achieve the Core Fixed
Income Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection.  In addition, the
Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries,
U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests.  The decision to overweight or underweight a given market sector is based on expectations of future yield spreads among different sectors.  Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve.  Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing.  To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities.
The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     A Sophisticated Investment Process.  Core Fixed Income Fund will attempt to
     ----------------------------------
control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active

                                      B-9

portfolio management techniques. Core Fixed Income Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities  markets.  Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve.  In planning Core Fixed Income Fund's portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed-
income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income Fund's investment portfolio.  In determining Core
Fixed Income Fund's investment strategy and making market timing decisions, the
Investment Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

Global Income Fund

     Global Income Fund is designed for investors seeking high total return, emphasizing current income and, to a lesser extent, opportunities for capital appreciation.  However, investing in the Fund involves certain risks, and there is no assurance that the Fund will achieve its investment objective.  The securities in which the Fund invests will be rated, at the time of investment, at least BBB or Baa by a NRSRO or, if unrated, will be determined by the
Investment Adviser to be of comparable quality.  However, at least 50% of the
Fund's total assets will be invested in securities having a rating from an NRSRO of AAA or Aaa at the time of investment.  Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers'
capability to pay interest and repay principal.

     In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation.  In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate.  The portfolio managers apply the
Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk.  The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula.  The Model is also used to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.

     High Income.  Global Income Fund's portfolio managers will seek out the
     -----------
highest yielding bonds in the global fixed-income market that meet the Global
Income Fund's credit quality standards and certain other criteria.

     Capital Appreciation.  Investing in the foreign bond markets offers the
     --------------------
potential for capital appreciation due to both interest rate and currency exchange rate fluctuations.  The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength.
However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

     Portfolio Management Flexibility.  Global Income Fund is actively managed.
     --------------------------------
The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

     Relative Stability of Principal.  Global Income Fund may be able to reduce
     -------------------------------
principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market.  Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's

                                      B-10

performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets.  The
Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation.  However, there is no assurance that these strategies will always be successful.

     Professional Management.  Individual U.S. investors may prefer professional
     -----------------------
management of their global bond and currency portfolios because a well-
diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

High Yield Fund

     High Yield Fund's Investment Process.  The High Yield Fund is appropriate
     -------------------------------------
for investors who seek a high level of current income and who also may wish to consider the potential for capital appreciation.  A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure and issuer selection.  In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.  GSAM starts the investment process with economic analysis based on research generated by the
Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts.  The market value of non-investment grade fixed-income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates.
Therefore, determining the creditworthiness of issuers is critical.  To that end, the High Yield Fund's portfolio managers have access to Goldman Sachs highly regarded Credit Research and Global Investment Research Departments, as
well as analysis from the firm's High Yield Research Group, a dedicated group of
13 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists.  In addition, the
Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group ("Standard & Poor's")
and Moody's Investors Services, Inc. ("Moody's").  High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio.  The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround.  GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis.  GSAM believes that this ongoing reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

     High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk.  While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection.  Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

     Return on and Risks of High Yield Securities.  High yield bonds can deliver
     ---------------------------------------------
higher yields and total return than either investment grade corporate bonds or
U.S. Treasury bonds.  However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-
term investors who are financially secure enough to withstand volatility and the risks associated with such investments.  See "Description of Investment
Securities and Practices."  Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings.  Government bonds are likely to appreciate more in a weaker economy when interest rates are declining.  In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

                                      B-11

     For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return.  Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed-income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards.  The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis.  As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena.
To a lesser extent, high yield bonds are also subject to interest rate risk:
when interest rates increase, the value of fixed income securities tends to decline.

               DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

U. S. Government Securities

     Each Fund may invest in U.S. Government Securities.  Some U.S. Government
Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States.  Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the U.S. Treasury, (b) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (c) only the credit of the issuer.
The U.S. government is under no legal obligation, in general,  to purchase the obligations of its agencies, instrumentalities or sponsored enterprises.  No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the
Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises.  U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations are regarded as illiquid.

     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

Custodial Receipts

     Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies instrumentalities, political subdivisions or authorities.  Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities.  These custodial receipts are known by various names, including
"Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs") and
"Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government
Securities.

                                      B-12

Mortgage Loans and Mortgage-Backed Securities

     Adjustable Rate Government, Short Duration Government, Government Income,
Core Fixed Income, Global Income and High Yield Funds may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

     Mortgage-Backed Securities (including CMOs, REMICs and SMBS described below) are subject to both call risk and extension risk.  Because of these risks, these securities can have significantly greater price and yield volatility than with traditional fixed-income securities.

     General Characteristics.  Each mortgage pool underlying Mortgage-Backed
     -----------------------
Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-
unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the
"Mortgaged Properties").  The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units.  The Mortgaged
Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate Mortgage-Backed
Securities differ from those of traditional fixed-income securities.  The major differences include the payment of interest and principal on Mortgage-Backed
Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets.  These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-
income securities.  As a result, if a Fund purchases Mortgaged-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-
Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values.  To the extent that a Fund invests in Mortgage-Backed Securities, its
Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

     Adjustable Rate Mortgage Loans ("ARMs").  Adjustable Rate Government Fund
     ---------------------------------------
will primarily, and Short Duration Government, Government Income, Core Fixed
Income, Global Income and High Yield Funds may, invest in ARMs.  ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time.  Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate
(the "Index Rate").  The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates.  During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make.  However, certain ARMs may provide that the Mortgage
Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM.  Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage
Interest Rate may adjust for any single adjustment period (the "Maximum
Adjustment").  Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs.
Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month.  In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is

                                      B-13

added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under
Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable
Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest
Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     ARMs also have the risk of prepayments.  The rate of principal prepayments with respect to ARMs has fluctuated in recent years.  The value of Mortgage
Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities.  Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund.  For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase)
because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage.  On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate.  ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security.  In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.  As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs:  those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the
11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of
Funds, the one-month, three-month, six-month or one-year London Interbank
Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District
Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.  The degree of volatility in the market value of a Fund that holds ARMs and, therefore, in the net asset value of its shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     Fixed-Rate Mortgage Loans.  Generally, fixed-rate mortgage loans included
     -------------------------
in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years.  Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon"
payment upon maturity.

     Legal Considerations of Mortgage Loans.  The following is a discussion of
     --------------------------------------
certain legal and regulatory aspects of the mortgage loans in which the Taxable
Funds (other than the Enhanced Income Fund) may invest.  These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in
Mortgage-Backed Securities (including those issued or guaranteed by the U.S.
government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

                                      B-14

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose.  Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest.  For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default.  The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan.  If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such  loans.  In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property.  The Garn-St. Germain
     Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale"
     clause upon a transfer of property. The inability to enforce a "due-on-
     sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits.  If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     Government Guaranteed Mortgage-Backed Securities.  There are several types
     ------------------------------------------------
of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit
Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities.  The Taxable Funds (other than the
Enhanced Income Fund) are permitted to invest in other types of Mortgage-Backed
Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of the Federal National Mortgage Association
("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") that issue guaranteed mortgage-backed securities.  The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted.  Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the Funds' liquidity and value.

                                      B-15

Guaranteed Mortgage Pass-Through Securities

     Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States.  Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing
Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA
Loans"), or by pools of other eligible mortgage loans.  In order to meet its obligations under any guarantee, Ginnie Mae is authorized to borrow from the
U.S. Treasury in an unlimited amount.

     Fannie Mae Certificates.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is
issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae.  Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie
Mae or purchased by it in connection with the formation of the Pool.  The
Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in
Fannie Mae Pools are primarily conventional Mortgage Loans.  The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities.  With respect to each
Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders.  Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered.  The obligations of Fannie Mae under its guaranty of the
Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates.  Freddie Mac is a publicly held U.S. government
     ------------------------
sponsored enterprise.  The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates.  A Freddie Mac
Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by
Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac
Certificate the timely payment of interest at the rate provided for by such
Freddie Mac Certificate (whether or not received on the underlying loans).
Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal.  The obligations of Freddie Mac under its guaranty of Freddie Mac
Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years.  Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-
family projects.  Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate
group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac
Certificate group.

     Conventional Mortgage Loans.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-
rate mortgage loans with original terms to maturity of between five and thirty years.  Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects.  Each mortgage loan must meet the applicable standards set forth in the law creating
Freddie Mac or Fannie Mae.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

                                      B-16

     Mortgage Pass-Through Securities.  The Taxable Funds (other than the
     --------------------------------
Enhanced Income Fund) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates.  Each such class may bear a different pass-through rate.
Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest.  If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof.  The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both.  The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee.  Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related  mortgage loan during the relevant period at the applicable mortgage interest rate.  In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --- ----
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
     ---------------------------------------------------------------------
Obligations.  Each Taxable Fund (other than the Enhanced Income Fund) may invest
-----------
in multiple class securities including collateralized mortgage obligations
("CMOs") and REMIC Certificates.  These securities may be issued by U.S.
government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or, in the case of Core Fixed Income, Global
Income, Government Income and High Yield Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.  In general,
CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed
Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.  In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC
Certificates in full, whether or not sufficient funds are otherwise available.

                                      B-17

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC
Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
("PCs").  PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool.  With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction.  Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities.  Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or
"residual" interests. The Funds do not intend to purchase residual interests in
REMICs. The REMIC Certificates represent beneficial ownership interests in a
REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of
CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.  Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways.  In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others,
"parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC
Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures.  These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC
Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the
"PAC Certificates"), even though all other principal payments and  prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates.  The scheduled principal payments for the PAC
Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the  next payment date.  The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC.  In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

                                      B-18

     Stripped Mortgage-Backed Securities.  The Taxable Funds (other than the
     -----------------------------------
Enhanced Income Fund) may invest in Stripped Mortgage-Backed Securities
("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Government Income, Core Fixed Income, Global Income and High Yield Funds may
also invest in privately-issued SMBS.  Although the market for such securities has become more liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Investment Adviser may determine that
SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities.  The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates.  The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.  A Fund's investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Privately Issued Mortgage-Backed Securities

     Government Income Fund, Core Fixed Income Fund, Global Income Fund, and
High Yield Fund may invest in privately issued Mortgage-Backed Securities.
Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.  The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan.
Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein.  Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

     Ratings.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued.  A rating organization's ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates.  A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.  In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Credit Enhancement.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion.  Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.  Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

                                      B-19

     Subordination; Shifting of Interest; Reserve Fund.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders.  If so structured, the subordination feature may be enhanced by distributing to the senior certificate-
holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement").  This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates.  Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates.  In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve
Fund").  The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result.  In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount.  Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses").  Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool.  If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage
Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency.  In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances.  In the event of delinquencies in payments on the
     ------------------
mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of

                                      B-20

such mortgage loans is less than a specified percentage (generally 5- 10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Asset-Backed Securities

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Each Fund may invest in asset-backed securities.  Adjustable Rate
Government Fund and Short Duration Government Fund may only invest in asset-
backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.  Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.
During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.  To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due.  Automobile receivables generally are secured, but by automobiles rather than residential real property.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund's recoveries on repossessed collateral may not be available to support payments on these securities.

Loan Participations

     The High Yield Fund may invest in loan participations.  Such loans must be to issuers in whose obligations the High Yield Fund may invest.  A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary.  In a typical corporate loan syndication, a number of lenders, usually banks (co-
lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement.  One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan.  When the High Yield Fund acts as co-lender in connection with a participation interest or when the High
Yield Fund acquires certain participation interests, the High Yield Fund will have

                                      B-21

direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the
High Yield Fund will generally be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower.  However, in cases where the
High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield
Fund and the borrower will be deemed issuers of a loan participation.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

     Each Fund may invest in zero coupon, deferred interest, pay-in-kind ("PIK")
and capital appreciation bonds.  Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date.  The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.  These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.  The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat
(i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment.
In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax.  Because no cash is generally received at the time of the accrual, a
Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.  A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.  See "Taxation."

                                      B-22

Variable and Floating Rate Securities

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates.  A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield.
Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

     Each Fund (other than the Enhanced Income Fund) may invest in "leveraged"
inverse floating rate debt instruments ("inverse floaters"), including
"leveraged inverse floaters."  The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest.  The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.  Accordingly, the duration of an inverse floater may exceed its stated final maturity.  Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

Preferred Stock, Warrants and Rights

     The Enhanced Income and High Yield Funds may invest in preferred stock and the High Yield Fund may invest in warrants and rights.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.
Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation.
In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

     Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant.
The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Corporate Debt Obligations

     Enhanced Income, Short Duration Tax-Free, Government Income, Municipal
Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield
Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers.  Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal.  Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities

                                      B-23

may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Funds'
Investment Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Commercial Paper and Other Short-Term Corporate Obligations

     Enhanced Income, Short Duration Tax-Free, Government Income, Municipal
Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield
Funds may invest in commercial paper and other short-term obligations payable in
U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S.
corporations or other entities.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Trust Preferreds

     Enhanced Income, Short Duration Tax-Free, Government Income, Municipal
Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield
Funds may invest in trust preferred securities.  A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features.
The preferred features are that payment of interest can be deferred for a specified period without initiating a default event.  From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders.  From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

High Yield Securities

     High Yield Municipal and High Yield Funds may invest in bonds rated BB or below by Standard & Poor's or Ba or below by Moody's (or comparable rated and unrated securities).  These bonds are commonly referred to as "junk bonds" and are considered speculative.  The ability of their issuers to make principal and interest payments may be questionable.  In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default.  As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's).  Analysis of the
creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.  See
Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, and Fitch, Inc. ("Fitch").

     The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity.  Such securities are also issued by less-established corporations desiring to expand.  Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.  High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.

     The market values of high yield, fixed-income securities tends to reflect those individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the

                                      B-24

general level of interest rates.  Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing.  Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate or municipal developments or the issuers'
inability to meet specific projected business forecasts.  These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities.  Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the High Yield
Municipal and High Yield Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities.  In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of high yield, fixed-income securities is the supply and demand for similarly rated securities.
In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates.  Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Municipal Fund's and the High
Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.  Investment by the High Yield Municipal and High
Yield Funds in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities.  Even if such securities are held to maturity, recovery by the High
Yield Municipal and High Yield Funds of their initial investment and any anticipated income or appreciation is uncertain.  In addition, the High Yield
Municipal and High Yield Funds may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests.
The High Yield Municipal and High Yield Funds may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the High
Yield Municipal and High Yield Funds in respect of accrued interest income on securities which are subsequently written off, even though the High Yield
Municipal and High Yield Funds have not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions.  Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities.  In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.  These factors may have an adverse effect on the ability of the High Yield Municipal and High Yield Funds to dispose of particular portfolio investments.  Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the net asset value of the High Yield
Municipal and High Yield Funds.  A less liquid secondary market also may make it more difficult for the High Yield Municipal and High Yield Funds to obtain precise valuations of the high yield securities in their portfolios.

     The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities.  The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

                                      B-25

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations.  High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder.  If an issuer exercises such a "call option" and redeems the security, the High Yield Municipal or High Yield Funds may have to replace such security with a lower-yielding security, resulting in a decreased return for investors.  In addition, if the High Yield Municipal and
High Yield Funds experience net redemptions of their shares, they may be forced to sell their higher-rated securities, resulting in a decline in the overall credit quality of the portfolios of the High Yield Municipal and High Yield
Funds and increasing the exposure of the High Yield Municipal and High Yield
Funds to the risks of high yield securities.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in non-investment grade and comparable unrated obligations will be more dependent on the
Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations.  The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer's existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current trend of earnings.  The Investment Adviser continually monitors the investments in the portfolios of the High Yield Municipal and High Yield Funds and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

     Because the market for high yield securities is still relatively new and has not weathered a major economic recession, it is unknown what effects such a recession might have on such securities.  A widespread economic downturn could result in increased defaults and losses.

Bank Obligations

     Enhanced Income, Government Income, Core Fixed Income, Global Income, and
High Yield Funds may each invest in obligations issued or guaranteed by U.S. and foreign banks.  (Government Income Fund may only invest in U.S. dollar denominated securities.)  Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged.  Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks.
In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

                                      B-26

Municipal Securities

     Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed
Income, High Yield Municipal and High Yield Funds may invest in Municipal
Securities, the interest on which is exempt from regular federal income tax
(i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government).  In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes.  Short Duration Tax-
Free, Government Income, Municipal Income, Core Fixed Income, High Yield
Municipal and High Yield Funds may revise their definition of Municipal
Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies. Short Duration Tax-Free, Municipal Income, Core Fixed Income, High
Yield Municipal and High Yield Funds may also invest in taxable Municipal
Securities.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.  Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations."  General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer.  Revenue obligations, which include, but are  not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance.
General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities.  There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser based on the characteristics of the
Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Government
Income, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield
Funds. Thus, the issue may not be said to be publicly offered.  Unlike some securities that are not publicly offered, a secondary market exists for many
Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

                                      B-27

     The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

     The obligations of the issuer to pay the principal of and interest on a
Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal
Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations.  There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal
Security may be materially affected.

     While the Municipal Income Fund, High Yield Municipal Fund and Short
Duration Tax-Free Fund, under normal market conditions, invest substantially all of their assets in Municipal Securities, the recognition of certain accrued market discount income (if the Funds acquire Municipal Securities or other obligations at a market discount), income from investments other than Municipal
Securities and any capital gains generated from the disposition of investments, will result in taxable income.  In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Funds.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities.  For example, under the Tax Reform Act of
1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income.  The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted.
Such proposals, if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax Exempt Funds and the Funds' liquidity and value.  In such an event the Board of Trustees would reevaluate the Funds' investment objectives and policies.

     Municipal Leases, Certificates of Participation and Other  Participation
     ------------------------------------------------------------------------
Interests.  Short Duration Tax-Free, Government Income, Municipal Income, Core
---------
Fixed Income, High Yield Municipal and High Yield Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities.  Income from such obligations is generally exempt from state and local taxes in the state of issuance.  Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds.
Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation"
clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.
In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.  Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.  To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

                                      B-28

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments.  The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid  securities.  Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment
Adviser will consider a variety of factors, including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed
Income, High Yield Municipal and High Yield Funds may purchase participations in
Municipal Securities held by a commercial bank or other financial institution.
Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities.  In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes.  Tax anticipation notes are issued to finance the working capital needs of governments.  Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs.  Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged.  In most cases, the long-term bonds then provide the funds needed for repayment of the notes.  Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction Loan Notes are sold to provide construction financing.  These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.  The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-
term debt.  In most cases, tax-exempt commercial paper is backed by letters of credit, lending  agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities.  Instead, the source of such payments is typically an

                                      B-29

escrow fund consisting of U.S. Government Securities.  The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.  Issuers of Municipal Securities use
this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer.  For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal
Securities remain outstanding on their original terms until they mature or are redeemed by the issuer.  Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     Private Activity Bonds.   Short Duration Tax-Free, Government Income,
     ----------------------
Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds
may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity.  Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities,  may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.  A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas a Taxable
Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

     Tender Option Bonds.  A tender option bond is a Municipal Security
     -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-
exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax.  However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of  such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Auction Rate Securities.  Short Duration Tax-Free, Government Income,
     -----------------------
Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds
may invest in auction rate securities.  Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities
(collectively, "auction rate securities"). Provided that the auction

                                      B-30

mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities' duration.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal
Revenue Code of 1986, as amended (the "Code").

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations.  The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     Insurance.  Short Duration Tax-Free, Government Income, Municipal Income,
     ---------
Core Fixed Income, High Yield Municipal and High Yield Funds may invest in
"insured" tax-exempt Municipal Securities.  Insured Municipal Securities are
securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company.  The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund.  The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed
Income, High Yield Municipal and High Yield Funds may utilize new issue or secondary market insurance.  A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from
Standard & Poor's) for the issued security.  Such insurance is likely to increase the purchase price and resale value of the security.  New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a
Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term.  The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody's or Standard & Poor's, or if unrated, determined by the
Investment Adviser to be of comparable quality.  The Municipal Securities invested in by High Yield Municipal Fund and High Yield Fund will not be subject to this requirement.

     Standby Commitments.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities.  Standby commitments may not be available or may not be available on satisfactory terms.

                                      B-31

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund.  The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund.  In considering whether a security meets a Tax Exempt
Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost.  The exercise price of the standby commitments is expected to approximate such amortized cost.  No value is assigned to the standby commitments for purposes of determining a Tax Exempt
Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires.  Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt
Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party.  The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands.  There is no assurance that standby commitments will be available to the
Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity.  In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

Foreign Investments

     Enhanced Income, Core Fixed Income, Global Income and High Yield Funds may
invest in securities of foreign issuers and Core Fixed Income, Global Income and
High Yield Funds may invest in fixed-income securities quoted or denominated in a currency other than U.S. dollars.  Investment in foreign securities may offer potential benefits that are not available from investing exclusively in U.S.
dollar-denominated domestic issues.  Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to
U.S. markets.  Investing in the securities of foreign issuers also involves, however, certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers.  Investments in the securities of foreign issuers usually involve currencies of foreign countries and Core Fixed Income, Global Income and High Yield Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.  To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.  A Fund also may be subject to currency exposure independent of its securities positions.  While the Global Income Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets.

                                      B-32

     Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.  To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.  A
Fund's net currency positions may expose it to risks independent of its securities positions.  In addition, if the payment declines in value against the
U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S.
company.  Volume and liquidity in most foreign bond markets are less than in the
United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States.
For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of Enhanced Income Fund, Core Fixed Income
Fund, Global Income Fund or High Yield Fund is uninvested and no return is earned on such assets.  The inability of Enhanced Income Fund, Core Fixed Income
Fund, Global Income Fund or High Yield Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to Enhanced Income Fund, Core Fixed
Income Fund, Global Income Fund or High Yield Income Fund due to subsequent declines in value of the portfolio securities, or, if Enhanced Income Fund, Core
Fixed Income Fund, Global Income Fund or High Yield Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Enhanced
Income Fund, Core Fixed Income, High Yield or Global Income Funds' investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-
sufficiency and balance of payments position.

Investing in Emerging Countries

     Market Characteristics.  Of the Core Fixed Income, Global Income and High
     ----------------------
Yield Funds investments in foreign securities, 10%, 10% and 25% of their respective total assets may be invested in emerging countries.  Investment in debt securities of emerging country issuers involve special risks.  The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the
United States and other developed countries.  In certain countries, there may be few publicly traded securities, and the market may be dominated by a few issuers or sectors.

                                      B-33

The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for a Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment
Adviser, its affiliates and their respective clients and other service providers.  A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

     Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions.  Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon.  Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets.  As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     With respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on a Fund.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries.
Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of U.S. corporation.

     Economic, Political and Social Factors.  Emerging countries may be subject
     --------------------------------------
to a greater degree of economic, political and social instability than the
United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of a Fund's investments in emerging countries and the availability to the Fund of additional investments in such countries.  Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development.
Instability may result from, among other things: (a) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(b) popular unrest associated with demands for improved economic, political and social conditions; (c) internal insurgencies; (d) hostile relations with neighboring countries; (e) ethnic, religious and racial disaffection and conflict; and (f) the absence of developed legal structures governing foreign private property.  Many emerging countries have experienced in the past, and continue to experience, high rates of inflation.  In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.  The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners.  In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of

                                      B-34

gross domestic product, rate of inflation, capital reinvestment, resources, self- sufficiency and balance of payments position.

     Restrictions on Investment and Repatriation.  Certain emerging countries
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals.  Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

     Sovereign Debt Obligations.  Investments in sovereign debt obligations
     --------------------------
involve special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S.
issuers.  In the past, the governments of certain emerging countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     Brady Bonds.  Certain foreign debt obligations, customarily referred to as
     -----------
"Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury,
Nicholas F. Brady (the "Brady Plan").  Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated).  In the event of a default on collateralized
Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.  In light of the residual risk of the
Brady Bonds, and among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady
Bonds, investments in Brady Bonds may be speculative.

     Forward Foreign Currency Exchange Contracts.  Core Fixed Income, Global
     -------------------------------------------
Income and High Yield Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Core Fixed Income Fund, Global
Income Fund or High Yield Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing

                                      B-35

purchase transaction involving the purchase or sale of an offsetting contract.
Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Core Fixed Income Fund, Global Income Fund or High Yield Fund may enter into forward foreign currency exchange contracts in several circumstances.
First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, a Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S.
dollar, it may enter into a forward contract to sell, for a fixed amount of U.S.
dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.  Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Core Fixed Income, Global Income and High Yield Funds may engage in cross-
hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the
Investment Adviser determines that there is a pattern of correlation between the two currencies.

     Unless otherwise covered, cash or liquid assets will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return.  The segregated assets will be marked-to-market.  If the value of the segregated assets declines, additional liquid assets will be segregated so that the value will equal the amount of the Fund's commitments with respect to such contracts.  Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in
the future assert authority to regulate these contracts. If this happens, a
Fund's ability to utilize forward foreign currency exchange contracts may be restricted.  Global Income, Core Fixed Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Core Fixed Income, Global Income, and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between a
Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund.  Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange.  Forward contracts are subject to the risk that the counterparty to

                                      B-36

such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Interest
Rate Caps, Floors and Collars

     Each Fund may enter into interest rate and credit swaps.  Each Fund may also enter into interest rate caps, floors and collars.  In addition, Adjustable
Rate Government, Short Duration Government, Government Income, Core Fixed
Income, Global Income and High Yield Funds may enter into mortgage swaps; and
Core Fixed Income, High Yield and Global Income Funds may enter into currency swaps.  Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return.  Interest rate swaps involve the exchange by a
Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.
Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.  Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.  Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.  Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make.  If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.  In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency.
Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  To the extent that a Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, the Funds and its Investment Adviser believes that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The Funds will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard &
Poor's or A or P-1 or better by Moody's or their equivalent ratings.  Core Fixed
Income, Global Income and High Yield

                                      B-37

Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor's or Moody's, or, if unrated by such rating organization, determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The
Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds'
transactions in swaps, caps, floors and collars.

     The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Options on Securities and Securities Indices

     Writing Covered Options. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.  A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.  A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  All call options written by a
Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below.  The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a
Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below.  The purpose of writing such options is to generate additional income for the Fund.  However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered.  A written call option or put option may be covered by (i) segregating cash or liquid assets, as permitted by applicable law, either of which, in the case of Core Fixed Income
Fund, Global Income Fund or High Yield Fund, may be quoted or denominated in any currency, with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment, and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written.  Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest.  Options on securities indices are similar to options on securities, except that the exercise of

                                      B-38

securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration that is segregated) upon conversion or exchange of other securities in its portfolio.
The Funds may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price or by using the other methods described above.

     The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates.  The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.  If the
Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions.
The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

     Purchasing Options.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or options on any securities index consisting of securities in which it may invest.  A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest.  The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.  The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs;
otherwise the Fund would realize either no gain or a loss on the purchase of the put option.  Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Writing and Purchasing Currency Call and Put Options.  Core Fixed Income,
     ----------------------------------------------------
Global Income and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.
Global Income, Core Fixed Income and High Yield Funds may use

                                      B-39

options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, Core
Fixed Income, Global Income and High Yield Funds may purchase call options on currency to seek to increase total return.

     A call option written by Core Fixed Income, Global Income or High Yield
Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  A put option written by a Fund obligates the  Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date.  The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted
("protective puts"). The purchase of a put option would entitle Core Fixed
Income, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price  during the option period.  The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations.  A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

     In addition to using options for the hedging purposes described above, Core
Fixed Income, Global Income and High Yield Funds may use options on currency to seek to increase total return.  Core Fixed Income, Global Income and High Yield
Funds may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone.  However, in writing covered call options for additional income, Core Fixed Income, Global Income and High Yield Funds may forego the opportunity to profit from an increase in the market value of the underlying currency.  Also, when writing put options, Core Fixed Income, Global Income and
High Yield Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

                                      B-40

     Core Fixed Income, Global Income and High Yield Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency.  Core Fixed Income, Global Income and High Yield Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs.  Otherwise Core Fixed Income, Global Income and High Yield Funds would realize either no gain or a loss on the purchase of the call option.  Put options may be purchased by the Core Fixed Income, Global
Income and High Yield Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Core Fixed Income, Global Income and
High Yield Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs.  Otherwise,
Core Fixed Income, Global Income and High Yield Funds would realize either no gain or a loss on the purchase of the put option.

     Yield Curve Options.  Each Fund may enter into options on the yield
     -------------------
"spread" or differential between two securities. Such transactions are referred to as "yield curve" options.  In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.  Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     A Fund may purchase or write yield curve options for the same purposes as other options on securities.  For example, a Fund  may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities.  A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities.
The trading of yield curve options is subject to all of the risks associated with the trading of other types of options.  In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund will be "covered."  A call (or put)
option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and the trading markets for these options may not be as developed as the market for other types of options.

     Risks Associated with Options Transactions.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time.  If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.  Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following:  (a) there may be insufficient trading interest in certain options; (b) restrictions may be imposed by an exchange on opening or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (d) unusual or unforeseen circumstances may interrupt normal

                                      B-41

operations on an exchange; (e) the facilities of an exchange or the Options
Clearing Corporation may not at all times be adequate to handle current trading volume; or (f) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options
(or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the
Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options.  The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one of more brokers.  Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients or the Funds' Investment Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Futures Contracts and Options on Futures Contracts

     Each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts.  Each
Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core Fixed Income and High Yield Funds
and any other financial instruments and indices.  Each Fund will engage in futures and related options transactions for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC.  Futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.  Neither the CFTC, National Futures
Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange
Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures
Association or any domestic futures exchange.  In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

     Futures Contracts.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

                                      B-42

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income, Global
Income and High Yield Funds may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates.  For example, these Funds may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss.  While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with  the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated.  A Fund may, for example, take a "short"
position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or  a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the
Fund's portfolio securities.  Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly,
Core Fixed Income, Global Income and High Yield Funds may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies.  If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy.  Although under some circumstances prices of securities in a
Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities.  When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.  On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts.  This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     Options on Futures Contracts.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period.  As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

                                      B-43

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets.  By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase.  However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.  The
Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument.  There is no guarantee that such closing transactions can be effected.  A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations.  A Fund will engage in futures and related options
     --------------------
transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

     In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.  The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks.  Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.  In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve.  In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     The profitability of a Fund's trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

                                      B-44

Mortgage Dollar Rolls

     The Taxable Funds (other than Enhanced Income Fund and High Yield Fund) may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.  During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold.  However, a
Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase
(often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.  All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund.  Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.  The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following:  if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held.  Successful use of mortgage dollar rolls will depend upon the
Investment Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure.  For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities

     The Enhanced Income, Short Duration Tax-Free, Municipal Income, Core Fixed
Income, High Yield Municipal and High Yield Funds may invest in convertible securities.  Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.
Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

     Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.  Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation.  In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

                                      B-45

Lending of Portfolio Securities

     Each Fund may lend portfolio securities.  Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral.  A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  As with other extensions of credit there are  risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.  However, the loans would be made only to firms deemed by the applicable Investment Adviser to be of good standing, and when, in the judgment of the applicable Investment
Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Investment Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of each Fund
(including the loan collateral).

     Cash received as collateral for securities lending transactions may be invested in other investment eligible securities.  Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral.

Restricted and Illiquid Securities

     Each Fund may purchase securities that are not registered or that are offered in an exempt non-public offering ("Restricted Securities") under the
Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the
1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain SMBS, certain municipal leases, certain over-the-counter options, securities that are not readily marketable and
Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities.
The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of the Funds'
portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these
Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction make them less liquid.  The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

When-Issued and Forward Commitment Securities

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis.  These transactions involve a commitment by a Fund to purchase or sell securities at a future date.  The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.  When-issued purchases

                                      B-46

and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund's obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when- issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Other Investment Companies

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company.  Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Investment
Adviser or any of its affiliates serves as Investment Adviser.  A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and other fees paid by the Fund.  However, to the extent that a Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as Investment Adviser, the management fees payable by the Fund to the Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the
Investment Adviser or its affiliates.

     Core Fixed Income Fund, Global Income Fund and High Yield Fund may also purchase shares of investment companies investing primarily in foreign securities, including "country funds."  Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region.
Core Fixed Income, Global Income and High Yield Funds may invest in iSharesSM
(formerly called World Equity Benchmark Shares or WEBS) and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements

     Each Fund may enter into repurchase agreements with selected broker-
dealers, banks or other financial institutions.  In the case of Enhanced Income
Fund, Core Fixed Income Fund, Global Income Fund and High Yield Fund, these repurchase agreements may involve foreign government securities.  A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security.  For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller.  In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs

                                      B-47

before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     The applicable Investment Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.  Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.  Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

  Each Fund (other than the Enhanced Income Fund) may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S.
Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment.  In the case of the Core Fixed Income, Global Income and High Yield
Funds, these reverse repurchase agreements may involve foreign government securities.  Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a
Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Non-Diversified Status

     Since Global Income Fund and High Yield Municipal Fund are each "non-
diversified" under the Act, they are subject only to certain federal tax diversification requirements.  Under federal tax laws, Global Income Fund and
High Yield Municipal Fund may each, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities).  With respect to the remaining 50% of each Fund's total assets, (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer
(other than the U.S. Government), and (b) the Fund may not acquire more than 10%
of the outstanding voting securities of any one issuer.  These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code.

                                      B-48

Portfolio Turnover

     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-
income securities, or for other reasons.  It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                                 INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the
Act) of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-
Free Fund's, Municipal Income Fund's and High Yield Municipal Fund's policy to invest under normal market conditions 80% of their respective net assets in
Municipal Securities (including, with respect to the Municipal Income and High
Yield Municipal Funds, Municipal Securities subject to the federal alternative minimum tax), are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval.  As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.  With respect to the Tax
Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

As a matter of fundamental policy, a Fund may not:

     (1)    Make any investment inconsistent with the Fund's classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act;

     (2)    Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and
            instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.)  This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S.
            Government or any of its agencies or instrumentalities.  Each of the
            Municipal Income, Short Duration Tax-Free and High Yield Municipal
            Funds may invest 25% or more of the value of its total assets in
            Municipal Securities which are related in such a way that an economic, business or political development or change affecting one
            Municipal Security would also affect the other Municipal Securities.
            These Municipal Securities include (a) Municipal Securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care

                                      B-49

            facilities; (b) Municipal Securities whose issuers are in the same state; and (c) industrial development obligations;

     (3)    Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); (b)
            the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c)
            the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d)
            the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

     (4)    Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies; (b)
            repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities as permitted by applicable law;

     (5)    Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

     (6)(a) For each Fund other than Core Fixed Income Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

     (6)(b) In the case of Core Fixed Income Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

     (7)    Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

     (8)    Issue senior securities to the extent such issuance would violate applicable law.

     Notwithstanding any other fundamental investment restriction or policy, each Fund may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

A Fund may not:

     (1)  Invest in companies for the purpose of exercising control or management;

     (2)  Invest more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

                                      B-50

     (3)  Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

     (4)  Make short sales of securities, except short sales against-the-box.

                                      B-51

                                   MANAGEMENT

     The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent.  The officers of the Trust conduct and supervise each Fund's daily business operations.

     Information pertaining to the Trustees and officers of the Trust is set forth below.  Trustees and officers deemed to be "interested persons" of the
Trust for purposes of the Act are indicated by an asterisk.

Name, Age                             Positions            Principal Occupation(s)
and Address                           With Trust           During Past 5 Years
------------------------------------  -------------------  ------------------------------------------

Ashok N. Bakhru, 58                   Chairman             Chairman of the Board and
P.O. Box 143                          & Trustee            Trustee--Goldman Sachs Variable Insurance
Lima, PA  19037                                            Trust (registered investment company)
                                                           (since October 1997); President, ABN
                                                           Associates (July 1994-March 1996 and
                                                           November 1998 to present); Executive Vice
                                                           President - Finance and Administration
                                                           and Chief Financial Officer, Coty Inc.
                                                           (manufacturer of fragrances and
                                                           cosmetics) (April 1996-November 1998);
                                                           Senior Vice President of Scott Paper
                                                           Company (until June 1994); Director of
                                                           Arkwright Mutual Insurance Company
                                                           (1984-1999); Trustee of International
                                                           House of Philadelphia (1989-Present);
                                                           Member of Cornell University Council
                                                           (1992-Present); Trustee of the Walnut
                                                           Street Theater (1992-Present); Director,
                                                           Private Equity Investors - III (since
                                                           November 1998); Trustee, Citizens
                                                           Scholarship Foundation of America (since
                                                           1998).

                                      B-52

Name, Age                             Positions            Principal Occupation(s)
and Address                           With Trust           During Past 5 Years
------------------------------------  -------------------  ------------------------------------------

*David B. Ford, 55                    Trustee              Trustee--Goldman Sachs Variable Insurance
32 Old Slip                                                Trust (registered investment company)
New York, NY  10005                                        (since October 1997); Director,
                                                           Commodities Corp. LLC (futures and
                                                           commodities traders) (since April 1997);
                                                           Managing Director, J. Aron & Company
                                                           (commodity dealer and risk management
                                                           adviser) (since November 1996); Managing
                                                           Director, Goldman Sachs & Co. Investment
                                                           Banking Division (since November 1996);
                                                           Chief Executive Officer and Director, CIN
                                                           Management (investment adviser) (since
                                                           August 1996); Chief Executive Officer &
                                                           Managing Director and Director, Goldman
                                                           Sachs Asset Management International
                                                           (since November 1995 and December 1994,
                                                           respectively); Co-Head, Goldman Sachs
                                                           Asset Management (since November 1995);
                                                           Co-Head and Director, Goldman Sachs Funds
                                                           Management, L.P. (since November 1995 and
                                                           December 1994, respectively); and
                                                           Chairman and Director, Goldman Sachs
                                                           Asset Management Japan Limited (since
                                                           November 1994).

*Douglas C. Grip, 38                  Trustee              Trustee and President--Goldman Sachs
32 Old Slip                           & President          Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since October 1997);
                                                           Trustee, Trust for Credit Unions
                                                           (registered investment company) (since
                                                           March 1998); Managing Director, Goldman
                                                           Sachs Asset Management Group (since
                                                           November 1997); President, Goldman Sachs
                                                           Funds Group (since April 1996); and
                                                           President, MFS Retirement Services Inc.,
                                                           of Massachusetts Financial Services
                                                           (prior thereto).

                                      B-53

Name, Age                             Positions            Principal Occupation(s)
and Address                           With Trust           During Past 5 Years
------------------------------------  -------------------  ------------------------------------------

Patrick T. Harker, 42                 Trustee              Trustee - Goldman Sachs Variable
Office of the Dean                                         Insurance Trust (registered investment
The Wharton School                                         company) (since August 2000); Dean and
University of Pennsylvania                                 Reliance Professor of Operations and
1000 SH-DH                                                 Information Management, The Wharton
Philadelphia, PA 19104-6364                                School, University of Pennsylvania (since
                                                           February 2000); Interim and Deputy Dean,
                                                           The Wharton School, University of
                                                           Pennsylvania (since July 1999); Professor
                                                           and Chairman of Department of Operations
                                                           and Information Management, The Wharton
                                                           School, University of Pennsylvania (July
                                                           1997-August 2000); UPS Transportation
                                                           Professor for the Private Sector,
                                                           Professor of Systems Engineering and
                                                           Chairman of Systems Engineering, School
                                                           of Engineering and Applied Science,
                                                           University of Pennsylvania  (prior
                                                           thereto).

*John P. McNulty, 48                  Trustee              Trustee--Goldman Sachs Variable Insurance
32 Old Slip                                                Trust (registered investment company)
New York, NY  10005                                        (since October 1997); Managing Director,
                                                           Goldman Sachs (since November 1996); Head
                                                           of Investment Management Division (since
                                                           September 1999); General Partner, J. Aron
                                                           & Company (since November 1995); Director
                                                           and Co-Head, Goldman Sachs Funds
                                                           Management L.P. (since November 1995);
                                                           Director, Goldman Sachs Asset Management
                                                           International (since January 1996);
                                                           Co-Head, GSAM (November 1995-September
                                                           1999); Director, Global Capital
                                                           Reinsurance (insurance) (since 1989);
                                                           Director, Commodities Corp. LLC (since
                                                           April 1997); and Limited Partner of
                                                           Goldman Sachs (1994-November 1995).

                                      B-54

Name, Age                             Positions            Principal Occupation(s)
and Address                           With Trust           During Past 5 Years
------------------------------------  -------------------  ------------------------------------------

Mary P. McPherson, 65                 Trustee              Trustee--Goldman Sachs Variable Insurance
The Andrew W. Mellon Foundation                            Trust (registered investment company)
140 East 62nd Street                                       (since October 1997); Vice President, The
New York, NY  10021                                        Andrew W. Mellon Foundation (provider of
                                                           grants for conservation, environmental
                                                           and educational purposes) (since October
                                                           1997); President of Bryn Mawr College
                                                           (1978-1997); Director, Smith College
                                                           (since 1998); Director, Josiah Macy, Jr.
                                                           Foundation (health educational programs)
                                                           (since 1977); Director, the Philadelphia
                                                           Contributionship (insurance) (since
                                                           1985); Director Emeritus, Amherst College
                                                           (1986-1998); Director, Dayton Hudson
                                                           Corporation (general retailing
                                                           merchandising) (1988-1997); Director, The
                                                           Spencer Foundation (educational research)
                                                           (since 1993); member of PNC Advisory
                                                           Board (banking) (since 1993); and
                                                           Director, American School of Classical
                                                           Studies in Athens (since 1997).

*Alan A. Shuch, 51                    Trustee              Trustee--Goldman Sachs Variable Insurance
32 Old Slip                                                Trust (registered investment company)
New York, NY  10005                                        (since October 1997); Limited Partner,
                                                           Goldman Sachs (since December 1994);
                                                           Consultant to GSAM (since December 1994).

William H. Springer, 71               Trustee              Trustee--Goldman Sachs Variable Insurance
701 Morningside Drive                                      Trust (registered investment company)
Lake Forest, IL  60045                                     (since October 1997); Director, The
                                                           Walgreen Co. (a retail drug store
                                                           business) (April 1988-January 2000);
                                                           Director of BKF Capital Group, Inc. (a
                                                           public holding company of a registered
                                                           investment adviser) (April 1992-present);
                                                           and Chairman and Trustee, Northern
                                                           Institutional Funds (since April 1984)
                                                           and Northern Funds (since March 2000).

                                      B-55

Name, Age                             Positions            Principal Occupation(s)
and Address                           With Trust           During Past 5 Years
------------------------------------  -------------------  ------------------------------------------

Richard P. Strubel, 61                Trustee              Trustee--Goldman Sachs Variable Insurance
500 Lake Cook Road                                         Trust (registered investment company)
Suite 150                                                  (since October 1997); President and COO,
Deerfield, IL  60015                                       UNext.com (since 1999) (provider of
                                                           educational services via the internet);
                                                           Director, Gildan Activewear Inc. (since
                                                           February 1999); Director of Kaynar
                                                           Technologies Inc. (since March 1997);
                                                           Managing Director, Tandem Partners, Inc.
                                                           (1990-1999); Trustee, Northern
                                                           Institutional Funds (since December 1982)
                                                           and Northern Funds (since March 2000);
                                                           and Director, Cantilever Technologies,
                                                           Inc. (since 1999).

*John M. Perlowski, 36                Treasurer            Treasurer--Goldman Sachs Variable
32 Old Slip                                                Insurance Trust (registered investment
New York, NY  10005                                        company) (since 1997); Vice President,
                                                           Goldman Sachs (since July 1995); and
                                                           Director/Fund Accounting & Custody,
                                                           Investors Bank & Trust Company (November
                                                           1993-July 1995).

*Philip V. Giuca , Jr., 38            Assistant Treasurer  Assistant Treasurer--Goldman Sachs
32 Old Slip                                                Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since 1997); and
                                                           Vice President, Goldman Sachs (May
                                                           1992-Present).

*Peter Fortner, 42                    Assistant Treasurer  Assistant Treasurer-Goldman Sachs
32 Old Slip                                                Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since August 2000);
                                                           Vice President, Goldman Sachs (July
                                                           2000-Present); Associate, Prudential
                                                           Insurance Company of America (November
                                                           1985-June 2000); and Assistant Treasurer,
                                                           certain closed end funds administered by
                                                           Prudential (1999 and 2000).

                                      B-56

Name, Age                             Positions            Principal Occupation(s)
and Address                           With Trust           During Past 5 Years
------------------------------------  -------------------  ------------------------------------------

*Kenneth Curran, 37                   Assistant            Assistant Treasurer--Goldman Sachs
32 Old Slip                           Treasurer            Variable Insurance Trust (registered
New York, NY 10005                                         investment company) (since January 2001);
                                                           Vice President, Goldman Sachs (November
                                                           1998-Present); and Senior Tax Manager,
                                                           KPMG Peat Marwick (August 1995-October
                                                           1998).

*James A. Fitzpatrick, 40             Vice President       Vice President--Goldman Sachs Variable
4900 Sears Tower                                           Insurance Trust (registered investment
Chicago, IL  60606                                         company) (since October 1997); Managing
                                                           Director, Goldman Sachs (since October
                                                           1999); Vice President, Goldman Sachs
                                                           (April 1997-December 1999); and Vice
                                                           President and General Manager, First Data
                                                           Corporation - Investor Services Group
                                                           (1994 to 1997).

*Jesse Cole, 37                       Vice President       Vice President--Goldman Sachs Variable
4900 Sears Tower                                           Insurance Trust (registered investment
Chicago, IL  60606                                         company) (since 1998); Vice President,
                                                           Goldman Sachs (since June 1998); Vice
                                                           President, AIM Management Group, Inc.
                                                           (investment adviser) (April 1996-June
                                                           1998); and Assistant Vice President, The
                                                           Northern Trust Company (June 1987-April
                                                           1996).

*Christopher Keller, 35               Vice President       Vice President -- Goldman Sachs Variable
4900 Sears Tower                                           Insurance Trust (registered investment
Chicago, IL  60606                                         company) (October 2000-present); Vice
                                                           President, Goldman Sachs (April
                                                           1997-present); and Manager, Anderson
                                                           Consulting (August 1989-April 1997).

*Kerry K. Daniels, 37                 Vice President       Vice President-Goldman Sachs Variable
4900 Sears Tower                                           Insurance Trust (registered investment
Chicago, IL  60606                                         company) (since April 2000); and Manager,
                                                           Institutional Account Administration -
                                                           Shareholder Services, Goldman Sachs
                                                           (since 1986).

                                      B-57
Name, Age                             Positions            Principal Occupation(s)
and Address                           With Trust           During Past 5 Years
------------------------------------  -------------------  ------------------------------------------

*Mary F. Hoppa, 36                    Vice President       Vice President-Goldman Sachs Variable
4900 Sears Tower                                           Insurance Trust (registered investment
Chicago, IL  60606                                         company) (since April 2000); Vice
                                                           President, Goldman Sachs (since October
                                                           1999); and Senior Vice President and
                                                           Director of Mutual Fund Operations,
                                                           Strong Capital Management (January
                                                           1987-September 1999).

*Howard B. Surloff, 35                Secretary            Secretary--Goldman Sachs Variable
32 Old Slip                                                Insurance Trust (registered investment
New York, NY  10005                                        company) (since 2001) and Assistant
                                                           Secretary prior thereto; Assistant
                                                           General Counsel, GSAM and General Counsel
                                                           to the U.S. Funds Group (since December
                                                           1997); Assistant General Counsel and Vice
                                                           President, Goldman Sachs (since November
                                                           1993 and May 1994, respectively); and
                                                           Counsel to the Funds Group, GSAM
                                                           (November 1993-December 1997).

*Valerie A. Zondorak, 35              Assistant Secretary  Assistant Secretary--Goldman Sachs
32 Old Slip                                                Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since 1997);
                                                           Assistant General Counsel, GSAM and
                                                           Assistant General Counsel to the Funds
                                                           Group (since December 1997); Vice
                                                           President and Assistant General Counsel,
                                                           Goldman Sachs (since March 1997); Counsel
                                                           to the Funds Group, GSAM (March
                                                           1997-December 1997); and Associate of
                                                           Shereff, Friedman, Hoffman & Goodman
                                                           (September 1990 to February 1997).

                                      B-58

Name, Age                             Positions            Principal Occupation(s)
and Address                           With Trust           During Past 5 Years
------------------------------------  -------------------  ------------------------------------------

*Deborah A. Farrell, 29               Assistant Secretary  Assistant Secretary--Goldman Sachs
32 Old Slip                                                Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since 1997); Legal
                                                           Products Analyst, Goldman Sachs (since
                                                           December 1998); Legal Assistant, Goldman
                                                           Sachs (January 1996-December 1998);
                                                           Assistant Secretary to the Funds Group
                                                           (1996 to present); and Executive
                                                           Secretary, Goldman Sachs (January
                                                           1994-January 1996).

*Kaysie P. Uniacke, 39                Assistant Secretary  Assistant Secretary--Goldman Sachs
32 Old Slip                                                Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since 1997);
                                                           Managing Director, Goldman Sachs (since
                                                           1997); Vice President and Senior
                                                           Portfolio Manager, GSAM (1988 to 1997).

*Elizabeth D. Anderson, 31            Assistant Secretary  Assistant Secretary--Goldman Sachs
32 Old Slip                                                Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since 1997); Vice
                                                           President, Goldman Sachs (since May
                                                           1997); Portfolio Manager, GSAM (since
                                                           April 1996); Junior Portfolio Manager,
                                                           GSAM (1995-April 1996); and Funds Trading
                                                           Assistant, GSAM (1993-1995).

*Amy E. Belanger, 31                  Assistant Secretary  Assistant Secretary--Goldman Sachs
32 Old Slip                                                Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since 1999); Vice
                                                           President, Goldman Sachs (since June
                                                           1999); Counsel, Goldman Sachs (since
                                                           1998); and Associate, Dechert Price &
                                                           Rhoads (September 1996-1998).

     Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of February 12, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons"
of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee.
Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

                                      B-59

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended October 31,
2000:

                                                                              Total Compensation
                                                            Pension or           From Goldman
                                                            Retirement        Sachs Trust and the
                                       Aggregate         Benefits Accrued     Goldman Sachs Funds
                                      Compensation              as                  Complex
                                        from the          Part of Trust's       (including the
                                         Funds/2/            Expenses               Funds)/3/
                                         --------            --------               ---------
Name of Trustee
---------------
                                            C>
Ashok N. Bakhru/1/                       $19,091                $ -                 $142,250
David B. Ford                                  0                  -                        0
Douglas C. Grip                                0                  -                        0
Patrick T. Harker/4/                       4,140                  -                   26,500
John P. McNulty                                0                  -                        0
Mary P. McPherson                         14,186                  -                  106,000
Alan A. Shuch                                  0                  -                        0
Jackson W. Smart/5/                        6,520                  -                   53,500
William H. Springer                       13,915                  -                  104,000
Richard P. Strubel                        14,186                  -                  106,000
_________________________

1    Includes compensation as Chairman of the Board of Trustees.

2    Reflects amount paid by the Funds described in this Additional Statement during fiscal year ended October 31, 2000.

3    The Goldman Sachs Funds complex consists of Goldman Sachs Trust and Goldman
     Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 54 mutual funds, including 10 fixed-income funds, as of October 31, 2000. Goldman
     Sachs Variable Insurance Trust consisted of 10 mutual funds as of October
     31, 2000.

4    Mr. Harker was appointed to the Board of Trustees on August 29, 2000.

5    No longer a Trustee of the Trust.

     Class A Shares of the Fund may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals.  These and the Funds' other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by a Fund.

                              Investment Advisers
                              -------------------

     As stated in the Funds' Prospectus, GSAM, 32 Old Slip, New York, New York
10005, a unit of the Investment Management Division of Goldman Sachs, serves as the Investment Adviser to Enhanced Income Fund, Short Duration Tax-Free Fund,
Government Income Fund, Municipal Income Fund, Core Fixed Income Fund, High
Yield Municipal

                                      B-60

Fund and High Yield Fund pursuant to a Management Agreement. GSFM, 32 Old Slip,
New York, New York 10005, serves as the Investment Adviser to Adjustable Rate
Government Fund and Short Duration Government Fund pursuant to a Management
Agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman
Sachs. GSAMI, 55 Ludgate Hill, London, England EC4M 7JW, serves as Investment
Adviser to Global Income Fund pursuant to a Management Agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the
Investment Management Regulatory Organization Limited, a United Kingdom
self-regulatory organization, in the conduct of its investment advisory business. GSAMI is also an affiliate of Goldman Sachs. See "Service Providers"
in the Funds' Prospectuses for a description of the applicable Investment
Adviser's duties to the Funds.

     The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into The Goldman Sachs Group, Inc., as a result of an initial public offering in 1999.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States.  Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments.  Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day.  The firm is headquartered in New York and has offices throughout the United States and in
Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan,
Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei,
Tokyo, Toronto, Vancouver and Zurich.  It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore.  The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.  Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry.  The Goldman Sachs Global Investment Research
Department covers approximately 2,200 companies, including approximately 1,000
U.S. corporations in 60 industries.  The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment
Advisers.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey.  In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad.  Goldman
Sachs is also among the leading investment firms using quantitative analytics
(now used by a growing number of investors) to structure and evaluate portfolios.  For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities.
In particular, the Investment Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk.  By constantly reviewing the positions of securities within the portfolio, the Investment Adviser looks for opportunities to enhance the Tax
Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Investment Adviser, which managed approximately $7.5 billion in tax-free securities as of December 31,
2000, has assembled an experienced team of professionals for selection of the
Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Government Fund's and Short Duration
Government Fund's respective securities portfolio, the Investment Adviser will review the existing overall economic and mortgage market trends.  The

                                      B-61

Investment Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Investment Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a core portfolio of
ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest-only SMBS).

     With respect to Adjustable Rate Government Fund, Short Duration Government
Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund, the
applicable Investment Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government Securities, Mortgage-Backed Securities and other securities and to employ this technology periodically to re-evaluate the Funds'
investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios.  Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Investment Adviser uses a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Investment Adviser's expectation of how a change in interest rates will affect prepayment levels.  Since the OAS model assumes a relationship between prepayments and interest rates, the Investment
Adviser considers it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Investment Adviser will first evaluate the absolute level of a security's
OAS, considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Investment Adviser will then analyze its value relative to alternative investments and to its own investments. The Investment Adviser will also measure a security's interest rate risk by computing an option adjusted duration (OAD).  The Investment Adviser believes a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Investment Adviser also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the
Investment Adviser to develop portfolio and trading strategies using Mortgage-
Backed Securities that are believed to be superior investments on a risk-
adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market.  The
Investment Adviser also expects to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios.  The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Investment Adviser will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Government Fund,
Short Duration Government Fund, Government Income Fund and Core Fixed Income
Fund from a universe of eligible investments.  In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Investment
Adviser will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Investment Adviser also expects to use OAS analytics to evaluate the mortgage market on an ongoing basis.  Changes in the relative value of various
Mortgage-Backed Securities could suggest tactical trading opportunities for the
Funds.  The Investment Adviser will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded
Mortgage-Backed Securities.

                                      B-62

     Goldman Sachs has agreed to provide the Investment Adviser, on a non-
exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers.  Use of these services by the Investment Adviser with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     With respect to the Enhanced Income Fund, the Investment Adviser will review the existing overall economic trends in structuring the Fund's securities portfolio.  The Investment Adviser will then study yield spreads, the implied volatility and the shape of the yield curve.  The Investment Adviser will then apply this analysis to a list of eligible securities that meet the Fund's investment guidelines.  The Investment Adviser expects to utilize Goldman Sachs'
sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government and other securities and to employ this technology periodically to re-evaluate the Fund's investments as market conditions change.

     The fixed-income research capabilities of Goldman Sachs available to the
Investment Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department.  The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed
Income Research Department is at the forefront in developing and using computer-
based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions.  The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Investment
Adviser, in managing Global Income Fund, is supported by Goldman Sachs'
economics research.  The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide.  The
Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends.  The success of Goldman Sachs' international research team has brought wide recognition to its members.  The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters.
These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

     In allocating assets in Global Income Fund's portfolio among currencies, the Investment Adviser will have access to the Global Asset Allocation Model.
The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets.  Using the model, the
Investment Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors.
These estimated equilibrium returns are then combined with the expectations of
Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as Investment Advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby.
The Management Agreements were most recently approved by the Trustees of the
Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 25, 2000 except with respect to the Enhanced Income Fund for which the Management Agreement was so approved on April 26, 2000.  The applicable Fund's Management Agreement was approved by the shareholders of Adjustable Rate Government Fund on October 30,
1991, the

                                      B-63

shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the
sole initial shareholder of Core Fixed Income Fund on October 29, 1993, the sole initial shareholder of High Yield Municipal Fund on March 1, 2000, the sole initial shareholder of Enhanced Income Fund on July 28, 2000, and the
shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 2001 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the
Trustees of the Trust, and (b) the vote of a majority of the non-interested
Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act).  Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Investment Adviser or by the Investment Adviser on 60 days' written notice to the Trust.

                                      B-64

     Pursuant to the Management Agreements, the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund's average daily net assets.  In addition, as of the date of this Additional
Statement the Investment Advisers are voluntarily limiting their management fees for certain Funds to the annual rates also listed below:

                                              Management Fee with         Management Fee without
                    Fund                          Limitations                  Limitations
                    ----                          -----------                  -----------
GSAM

  Enhanced Income                                    .20%                          .25%
  Short Duration Tax-Free                            .35%                          .40%
  Government Income                                  .54%                          .65%
  Municipal Income                                   .50%                          .55%
  Core Fixed Income                                  .40%                          .40%
  High Yield Municipal                               .55%                          .55%
  High Yield                                         .70%                          .70%

GSFM
  Adjustable Rate Government                         .40%                          .40%
  Short Duration Government                          .50%                          .50%

GSAMI
  Global Income                                      .65%                          .90%

     For the fiscal years ended October 31, 2000, 1999, and 1998, the amounts of the fees (net of expense limitations) incurred by each Fund then in existence under the Management Agreements were as follows:

Fund                                                         2000                    1999                 1998
----                                                         ----                    ----                 ----

Enhanced Income(1)                                     $   53,061              $      N/A           $      N/A
Adjustable Rate Government                              1,026,314               1,591,935            1,980,544
Short Duration Government(2)                              963,322               1,142,521              765,667
Short Duration Tax-Free(3)                                269,845                 332,347              186,598
Government Income(4)                                      596,709                 648,124              595,582
Municipal Income(5)                                       575,313                 588,153              463,144
Core Fixed Income                                       1,392,274               1,175,776              750,536
Global Income(6)                                        3,800,975               3,346,419            1,752,130
High Yield Municipal(7)                                   629,665                     N/A                  N/A
High Yield(8)                                           5,927,364               5,170,565            3,005,936
_________________________

(1)  Enhanced Income Fund commenced operations on August 2, 2000.  Had expense limitations not been in effect, Enhanced Income Fund would have paid advisory fees of $53,061 for the period ended October 31, 2000.

(2)  Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $807,888 for the year ended October 31,
     1998.

(3)  Had expense limitations not been in effect, Short Duration Tax-Free Fund would have paid advisory fees of $308,418 and $379,825, respectively, for the years ended October 31, 2000 and October 31, 1999.

                                      B-65

(4)  Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $718,266, $780,149, and $747,673 respectively, for the years ended October 31, 2000, October 31, 1999 and October 31,
     1998.

(5)  Had expense limitations not been in effect, Municipal Income Fund would have paid advisory fees of $632,962 and $646,968, respectively, for the years ended October 31, 2000 and October 31, 1999.

(6)  Had expense limitations not been in effect, Global Income Fund would have paid advisory fees of $5,262,870, $4,633,504 and $2,613,060, respectively, for the years ended October 31, 2000, October 31, 1999 and October 31,
     1998.

(7)  High Yield Municipal Fund commenced operations on April 3, 2000.

(8)  Had expense limitations not been in effect, High Yield Fund would have paid
     $3,075,443 for the year ended October 31, 1998.

     Each Investment Adviser performs administrative services for the applicable
Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds);
(b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each
Fund's tax returns, reports to shareholders, periodic updating of the Funds'
prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities; (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services; and (e) maintaining all of the Funds'
records other than those maintained pursuant to such agreements.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed
     -------------------------------------------------------------------------
by Goldman Sachs.  The involvement of the Investment Adviser and Goldman Sachs
----------------
and their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the
Investment Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the
Funds.  Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the
Investment Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable.  When the Investment Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable.  In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

                                      B-66

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.  As a result, there may be periods, for example, when the Investment Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates.  The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the
Funds in accordance with such analysis and models.  In addition, neither Goldman
Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the
Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of
Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Advisers in managing the
Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them.  It is possible that
Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund.  Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts.  The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund.  In such instances, those individuals may, as a result, obtain information regarding the
Fund's proposed investment activities which is not generally available to the public.  In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain employees of the Investment
Advisers are also principals or employees of Goldman Sachs or their affiliated entities.  As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Investment Advisers may enter into transactions and invest in instruments and, in the case of the Core Fixed Income, Global Income and High
Yield Funds, currencies on behalf of the applicable Funds in which customers of
Goldman Sachs serve as the counterparty, principal or issuer.  In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no  incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman
Sachs and its affiliates may also create, write or issue derivative instruments for  customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund.  The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other

                                      B-67

distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Funds. To the extent affiliated transactions are permitted, the
Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund.  Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a
Fund's expense ratio.  Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account.  A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio.  Goldman
Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holding will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market.  From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities.  When Goldman Sachs is engaged in and underwriting or other distribution of securities of an entity, the Investment Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

                                      B-68

Distributor and Transfer Agent
------------------------------

     Goldman Sachs, 85 Broad Street, New York, New York 10004 serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts"
arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by
Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors.
Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers")
to solicit subscriptions for Class A, Class B and Class C Shares of each of the
Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class A, Class B and Class C Shares, of such Fund shares. Goldman
Sachs retained approximately the following combined commissions on sales of
Class A, B and C Shares during the following periods:

                                                   2000                1999                1998
                                                   ----                ----                ----

Enhanced Income(1)                             $  1,000          $      N/A          $      N/A
Adjustable Rate Government(2)                     7,000              11,000              28,000
Short Duration Government                         8,000              38,000             157,000
Short Duration Tax-Free                          26,000              39,000              55,000
Government Income                                42,000             111,000             212,000
Municipal Income                                 22,000              48,000             126,000
Core Fixed Income                               112,000              59,000              82,000
Global Income                                   104,000             233,000             133,000
High Yield Municipal(3)                         636,000                 N/A                 N/A
High Yield                                      496,000           1,151,000           1,419,000
_____________________

(1)  Enhanced Income Fund commenced operations on August 2, 2000 and does not offer Class B and C Shares.
(2)  Adjustable Rate Government does not offer Class B and C Shares.
(3)  High Yield Municipal Fund commenced operations on April 3, 2000.

     Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606 serves as the Trust's transfer and dividend disbursing agent.  Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each
Fund to:  (a) record the issuance, transfer and redemption of shares; (b)
provide purchase and redemption confirmations and quarterly statements, as well as certain other statements; (c) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions; (d)
provide dividend crediting and certain disbursing agent services; (e) maintain shareholder accounts; (f) provide certain state Blue Sky and other information;
(g) provide shareholders and certain regulatory authorities with tax-related information; (h) respond to shareholder inquiries; and (i) render certain other miscellaneous services.  For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annual basis, to 0.04% of average daily net assets with respect to each Fund's Institutional and Service
Shares and 0.19% of average daily net assets with respect to each Fund's Class
A, Class B and Class C Shares.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 2000, 1999, and 1998 from each Fund then in existence as follows under the fee schedules then in effect:

                                      B-69

Fund                                                         2000                1999                1998
----                                                         ----                ----                ----

Enhanced Income(1)                                     $    9,430          $      N/A            $    N/A
Adjustable Rate Government                                143,843             209,559             229,368
Short Duration Government                                 156,987             189,585             191,462
Short Duration Tax-Free                                    66,861              77,953             129,376
Government Income Fund                                    198,647             221,189             189,925
Municipal Income                                          187,838             205,929             176,709
Core Fixed Income                                         291,093             232,250             211,200
Global Income                                             682,031             615,432             378,171
High Yield Municipal(2)                                   130,244                 N/A                 N/A
High Yield Fund                                         1,149,112           1,114,821             298,491
________________________
(1)  Enhanced Income Fund commenced operations on August 2, 2000.
(2)  High Yield Municipal Fund commenced operations on April 3, 2000.

     The foregoing distribution and transfer agency agreements each provide that
Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby.  Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses
--------

     The Trust, on behalf of each Fund, is responsible for the payment of each
Fund's respective expenses.  The expenses include, without limitation, the fees payable to the Investment Advisers, service fees, shareholder administration fees and administration fees paid to Service Organizations, the fees and expenses of the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the
Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs,  expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type
Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution and service plans, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust.  Except for fees and expenses under any service plan, administration plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

     The imposition of the Investment Advisers' fees, as well as other operating expenses, will have the effect of reducing the total return to investors.  From time to time, the Investment Advisers may waive receipt of fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

                                      B-70

     As of the date of this Additional Statement, the Investment Advisers have agreed to reduce or limit certain "Other Expenses" (excluding management fees, service share fees, shareholder administration fees, administration fees, distribution and service fees, transfer agency fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses)  to the extent such expenses exceed to the following percentage of each Fund's average daily net assets:

Fund
----

Enhanced Income              0.01%
Adjustable Rate Government   0.05%
Short Duration Government    0.00%
Short Duration Tax-Free      0.00%
Government Income            0.00%
Municipal Income             0.00%
Core Fixed Income            0.10%
Global Income                0.00%
High Yield Municipal         0.00%
High Yield                   0.02%

     Such reductions or limits are calculated monthly on a cumulative basis during the Funds' fiscal year.  The Investment Advisers may modify or discontinue such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," in the future at their discretion.  For the fiscal years ended October 31, 2000, October 31,
1999, and October 31, 1998, "Other Expenses" of each Fund were reduced by the
Investment Advisers in the following amounts under expense limitations that were then in effect:

Fund                                           2000                  1999                  1998
----                                           ----                  ----                  ----
                                              >
Enhanced Income(1)                         $217,137              $    N/A              $    N/A
Adjustable Rate Government                  170,865               154,703                22,059
Short Duration Government                   359,157               304,768               460,255
Short Duration Tax-Free                     262,005               209,640               377,665
Government Income                           329,521               284,651               472,433
Municipal Income                            271,293               179,233               447,257
Core Fixed Income                            90,537               103,492               485,499
Global Income                               621,098               662,453               325,544
High Yield Municipal(2)                     286,187                   N/A                   N/A
High Yield Fund                             395,324               410,832                92,497
______________________

(1)  Enhanced Income Fund commenced operations on August 2, 2000.
(2)  High Yield Municipal Fund commenced operations on April 3, 2000.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department.
Each Fund may also bear an allocable portion of the costs incurred by the
Investment Advisers in performing certain accounting services not being provided by the Trust's custodian.

                                      B-71

Custodian and Sub-Custodians
----------------------------

     State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive,
North Quincy, Massachusetts 02110, is the custodian of the Trust's portfolio securities and cash.  State Street also maintains the Trust's accounting records.  State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Independent Auditors
--------------------

     Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New
York 10019, have been selected as auditors of the Funds of the Trust for the fiscal year ending October 31, 2001.  In addition to audit services, Ernst &
Young LLP will prepare the Funds' federal and state tax returns, and will provide consultation and assistance on accounting, internal control and related matters.  The financial statements of the Funds for the fiscal years or periods ended on or before October 31, 1999, and the data set forth under "Financial
Highlights" in the Prospectuses for the fiscal years or periods ended on or before October 31, 1999, were audited by Arthur Andersen LLP, the Funds' former auditors.

                                 PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security).  In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Investment Advisers shall attempt to obtain the most favorable execution and net price available.  The Management Agreement provides that, on occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which an
Investment Adviser or an affiliate acts as Investment Adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the  applicable Fund and such other customers.  In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund.  The Management
Agreement permits each Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Funds effect their securities transactions may be used by the Investment Adviser in servicing other accounts and not all of these services may be used by the Investment Advisers in connection with the specific Fund generating the brokerage credits.  Such research or other services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services.  The fees received under the Management Agreement are not reduced by reason of an Investment Adviser receiving such brokerage and research services.

     Such services are used by an Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions of a Fund may be used in managing other investment accounts.  Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by an Investment Adviser in providing management services for the Trust.

                                      B-72

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of a Fund as well as shares of other investment companies or accounts managed by the Investment Advisers.  This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     Subject to the above considerations, the Investment Advisers may use
Goldman Sachs as a broker for a Fund.  In order for Goldman Sachs to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and customary.  This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.  Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to
Goldman Sachs are consistent with the foregoing standard.  Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

                                      B-73

     For the fiscal year ended October 31, 2000, the Funds then in existence paid approximate brokerage commissions as follows:

                                                                                                        Amount of       Brokerage
                                                                                                       Transactions    Commissions
                                                                                                     Effected through     Paid to
                                                        Total Brokerage          Total Amount of          Brokers         Brokers
                                   Total Brokerage    Commissions Paid to     Transactions on which      Providing       Providing
                                   Commissions Paid    Affiliated Persons       Commissions Paid/3/      Research        Research
                                   ----------------    ------------------       -------------------      --------        --------

Fiscal Year Ended October 31, 2000
----------------------------------

Enhanced Income Fund                  $   700         $   700 (100%)/1/    $ 10,000,000 (100%)/2/             --              --
Adjustable Rate Government Fund        15,000          15,000 (100%)/1/     398,000,000 (100%)/2/            N/A             N/A
Short Duration Government Fund         22,000          22,000 (100%)/1/     583,000,000 (100%)/2/            N/A             N/A
Short Duration Tax-Free Fund               --                      --                      --                 --              --
Government Income Fund                  5,000           5,000 (100%)/1/     108,000,000 (100%)/2/            N/A             N/A
Municipal Income Fund                      --                      --                      --                 --              --
Core Fixed Income Fund                 19,000          19,000 (100%)/1/     376,000,000 (100%)/2/             --              --
Global Income Fund                     65,000          65,000 (100%)/1/            993,356,172/2/            N/A             N/A
High Yield Municipal Fund                  --                      --                      --                 --              --
High Yield Fund                            --                      --                      --                 --              --

_______________________________

1    Percentage of total commissions paid.
2    Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3    Refers to Market Value of Futures Contracts.

                                      B-74

     For the fiscal year ended October 31, 1999, the Funds then in existence paid approximate brokerage commissions as follows:

                                                                 Total Brokerage
                                        Total Brokerage        Commissions Paid to      Total Amount of Transactions on
                                       Commissions Paid         Affiliated Persons          which Commissions Paid/1/
                                       ----------------         ------------------          -------------------------

Fiscal Year Ended October 31, 1999
-----------------------------------

Enhanced Income Fund2                       $     N/A        $               N/A      $                         N/A
Adjustable Rate Government Fund                51,000             51,000(100%)/3/              751,000,000(100%)/4/
Short Duration Government Fund                 44,000             44,000(100%)/3/              597,000,000(100%)/4/
Short Duration Tax-Free Fund                        -                          -                                 -
Government Income Fund                         14,000             14,000(100%)/3/               16,000,000(100%)/4/
Municipal Income Fund                           1,000              1,000(100%)/3/               13,000,000(100%)/4/
Core Fixed Income Fund                         39,000             39,000(100%)/3/              364,000,000(100%)/4/
Global Income Fund                             19,000             19,000(100%)/3/              400,000,000(100%)/4/
High Yield Municipal Fund5                        N/A                         N/A                               N/A
High Yield Fund                                     -                           -                                 -
_______________________________

1  Refers to Market Value of Futures Contracts.
2  As of October 31, 1999, Enhanced Income Fund had not commenced operations.
3  Percentage of total commissions paid.
4  Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
5  As of October 31, 1999, High Yield Municipal Fund had not commenced operations.

     For the fiscal year ended October 31, 1998 the Funds then in existence paid approximate brokerage commissions as follows:

                                                                 Total Brokerage
                                         Total Brokerage      Commissions Paid to      Total Amount of Transactions
                                        Commissions Paid       Affiliated Persons       on which Commissions Paid/1/
                                        ----------------       ------------------       ----------------------------

Fiscal Year Ended October 31, 1998
------------------------------------

Enhanced Income Fund/2/                          N/A                        N/A                               N/A
Adjustable Rate Government Fund              $54,000          $54,000 (100%)/3/           $1,510,000,000 (100%)/4/
Short Duration Government Fund                26,000           26,000 (100%)/3/              662,000,000 (100%)/4/
Short Duration Tax-Free Fund                   1,000            1,000 (100%)/3/               16,000,000 (100%)/4/
Government Income Fund                         8,000            8,000 (100%)/3/              171,000,000 (100%)/4/
Municipal Income Fund                          3,000            3,000 (100%)/3/               62,000,000 (100%)/4/
Core Fixed Income Fund                         9,000            9,000 (100%)/3/              193,000,000 (100%)/4/
Global Income Fund                             8,000            8,000 (100%)/3/              128,000,000 (100%)/4/
High Yield Municipal Fund5                       N/A                       N/A                                 N/A
High Yield Fund                                    -                         -                                   -

_______________________________
1    Refers to Market Value of Futures Contracts.
2    As of October 31, 1998, Enhanced Income Fund had not commenced operations.
3    Percentage of total commissions paid.
4    Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
5    As of October 31, 1998, High Yield Municipal Fund had not commenced operations.

     During the fiscal year ended October 31, 2000, the Funds acquired and sold securities of their regular broker-dealers: NationsBank Corp., State Street
Bank, ABN/AMRO Inc., Chase Manhattan Bank, Salomon Smith Barney Holdings,
Donaldson, Lufkin & Jenrette, Lehman Brothers Holdings, Societe Generale, Morgan
Stanley Dean Witter and Co. and Bear Stearns & Co.

                                      B-75

     As of October 31, 2000, Short Duration Tax-Free Fund, High Yield Municipal
Fund and Municipal Income Fund held no securities of their regular broker-
dealers.  As of the same date, Short Duration Government Fund, Global Income
Fund, Adjustable Rate Government, Government Income Fund, Core Fixed Income,
Enhanced Income Fund and High Yield Fund held the following amounts of securities of their regular broker-dealers, as defined in rule 10b-1 under the
Act, or their parents ($ in thousands): Short Duration Government Fund: ABN/AMRO
Inc. ($770), Banc of America Securities ($1,259), Bear Stearns & Co. ($700),
Chase Securities ($420) and Salomon Smith Barney Holdings ($1,132); Global
Income Fund: State Street Bank ($9,552), Lehman Brothers ($4,396) and Chase
Securities ($2,822); Adjustable Rate Government Fund: ABN/AMRO Inc. ($3,029),
Banc of America Securities ($4,957), Bear Stearns & Co. ($2,754), Chase
Securities ($652) and Salomon Smith Barney Holdings ($4,456); Government Income
Fund: ABN/AMRO Inc. ($3,242), Banc of America Securities ($5,305), Bear Stearns
& Co. ($2,947), Chase Securities ($1,768), Salomon Smith Barney Holdings
($5,808) and Lehman Brothers ($405); Core Fixed Income Fund: ABN/AMRO ($835),
Banc of America Securities ($5,305), Bear Stearns & Co. ($759), Chase Securities
($455), Salomon Smith Barney Holdings ($1,228) and Lehman Brothers ($1,668);
High Yield Fund: ABN/AMRO ($3,897), Banc of America Securities ($6,377), Bear
Stearns & Co. ($3,543), Chase Securities ($2,126) and Salomon Smith Barney
($5,733); and Enhanced Income Fund: ABN/AMRO Inc. ($213), Banc of America
Securities ($348), Bear Stearns ($194), Chase Securities ($116) and Salomon
Smith Barney Holdings ($313).

                                      B-76

                               SHARES OF THE TRUST

     Each Fund is a series of Goldman Sachs Trust, a Delaware business trust established by an Agreement and Declaration of Trust dated January 28, 1997.
The Funds (except High Yield Municipal Fund and Enhanced Income Fund) were previously series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997.

     The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders.  The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares.  The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.  As of the date of this
Additional Statement, the Trustees have authorized:  (i) the issuance of five classes of shares of Short Duration Government Fund, Short Duration Tax-Free
Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund,
Global Income Fund, High Yield Municipal Fund and High Yield Fund:
Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C
Shares;  (ii) the issuance of three classes of shares of Adjustable Rate
Government Fund: Institutional Shares, Service Shares and Class A Shares; and
(iii) the issuance of three classes of shares of Enhanced Income Fund:
Institutional, Administration and Class A Shares.  Additional series may be added in the future.  As of October 31, 2000, no Class B or C Shares of the
Adjustable Rate Government Fund or Enhanced Income Fund and no Service Shares of
Enhanced Income Fund were offered.

     Each Institutional Share, Service Share, Administration Share, Class A
Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund.  All expenses of a Fund are borne at the same rate by each class of shares, except that fees under the Service Plan are borne exclusively by Service Shares, fees under the Administration Plan are borne exclusively by Administration Shares, fees under Distribution and Service Plans are borne exclusively by Class A,
Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and
Service Shares.  The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS.  Each class of shares may have different minimum investment requirements and be entitled to different shareholder services.  With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series.  See "Shareholder Guide" in the Prospectus and "Other
Information Regarding Purchases, Redemptions and Exchanges" below.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Administration Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that provides certain account administration to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration
Shares.  Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such
Administration Shares.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares.  Service
Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributed to Service Shares.

                                      B-77

     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc.
("NASD") and certain other financial service firms that have sales agreements with Goldman Sachs.  Class A Shares of the Funds bear the cost of distribution
(Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares.  With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the
Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Class B and Class C Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with
Goldman Sachs. Class B and Class C Shares bear the cost of distribution (Rule
12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B and Class C Shares.  Class A (Global Income Fund only),
Class B and Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class
B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund.  Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency, administration, service and distribution and service fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable.  The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting of the same against declared but unpaid dividends or by reducing share ownership
(or by both means).  In the event of liquidation of a Fund, shareholders of that
Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders.  All shares are freely transferable and have no preemptive, subscription or conversion rights.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares.  Instead, the Transfer Agent maintains a record of each shareholder's ownership.  Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent.  Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     As of February 15, 2001, the following entities owned of record or beneficially more than 5% or more of the outstanding shares of the Global Income
Fund: Institutional Shares: State Street Bank & Trust, GS Profit Sharing Master
Trust, P.O. Box 1992, Boston, MA 02105 (9%); State Street Bank & Tr. Co. Cust.,
FBO Goldman Sachs Grth & Income, Strategy Omnibus a/c Global Income, P.O. Box
1713, Boston, MA  02105-1713 (12%); Class A Shares: Charles Schwab & Co. Inc.,
Special Custody Acct. For Benefit of Customers, Attn: Mutual Funds, 101
Montgomery Street, San Francisco, CA  94101-4122 (19%).

     As of February 15, 2001, the following entities owned of record or beneficially more than 5% or more of the outstanding shares of the Short
Duration Government Fund: Institutional Shares: Goldman Sachs Employee Trust,
c/o State Street Bank & Trust; Attn: Goldman Trust, 1 Enterprise Drive, N.
Quincy, MA  02171-2126 (23%); GS Trust - Balanced Strategy, Short Duration Fund,
P.O. Box 1713, Boston, MA  02105-1713 (18%); State Street Bank & Tr. Co.

                                      B-78

Cust., FBO Goldman Sachs Grth & Income, Strategy Omnibus a/c Short, Duration
Fund, P.O. Box 1713, Boston, MA 02105-1713 (5%); State Street Bank & Trust Co.
Cust., GS Trust Conservative Strategy, Short Duration Fund, P.O. Box 1713,
Boston, MA 02105-1713 (6%).

     As of February 15, 2001, the following entities owned of record or beneficially more than 5% or more of the outstanding shares of the Adjustable
Rate Government Fund: Institutional Shares: Goldman Sachs & Co., FBO Acct#
030143572, c/o Mutual Fund Ops, 85 Broad St., New York, NY  10004-2456 (13%);
State Treasurer Mtp, 941 O St. Ste. 500, Lincoln, NE  68508-3625 (10%); Regents
of the University of MN, 100 Churst St. S.E. Rm. 311A, Minneapolis, MN  55455
(5%); Band & Co., P.O. Box 1787, Milwaukee, WI  53201-1787 (5%); Kirchbak Co.,
Richfield Bank & Trust, 6625 Lyndale Ave. So., Richfield, MN  55423-2373 (6%);
China Medical Board of NY, Inc., Jean Hogan, 750 Third Ave, New York, NY  10017-
2703 (5%); Class A Shares: NL Industries, c/o Bankers Trust Co., 4 Albany St.
#MS5041, New York, NY  10006-1502 (11%).

     As of February 15, 2001, the following entities owned of record or beneficially more than 5% or more of the outstanding shares of the Core Fixed
Income Fund:  Institutional Shares: State Street Bank & Tr. Co. Cust., GS Trust
Growth & Income Strategy, Core Fixed Income, P.O. Box 1713, Boston, MA  02105-
1713 (10%); Vinson and Elkins Lawyers, Retirement Plan, Texas Commerce Bank,
RIMS-10 TCT-315, P.O. Box 2558, Houston, TX  77252-2558 (7%); Woburn Insurance
Ltd., Craig Appin House, P.O. Box HM 2450, Hamilton HM JX Bermuda (5%).

     As of February 15, 2001, the following entities owned of record or beneficially more than 5% or more of the outstanding shares of the Short
Duration Tax-Free Fund: Institutional Shares: Goldman Sachs & Co., FBO Acct#
021015243, c/o Mutual Fund Ops, 85 Broad St., New York, NY  10004-2434 (17%);
Goldman Sachs & Co., FBO Acct# 021027750, c/o Mutual Fund Ops, 85 Broad St., New
York, NY  10004-2434  (8%); Goldman Sachs & Co., FBO Acct#021014139, c/o Mutual
Fund Ops, 85 Broad St., New York, NY  10004-2434  (5%); Class A Shares: Goldman
Sachs & Co., FBO Acct#014069025, c/o Mutual Fund Ops, 85 Broad St., New York, NY
10004-2434 (7%).

     As of February 15, 2001, the following entities owned of record or beneficially more than 5% or more of the outstanding shares of the Government
Income Fund: Class A Shares: Edward Jones & Co., Attn: Mutual Fund Shareholder,
201 Progress Pkwy, Maryland Heights, MO  63043-3009 (6%); Chase Manhattan Bank
Ttee, U/a 9-1-99, Fringe Benefits Mgt. Co., 4 New York Plz Fl 2, New York, NY
10004-2413 (6%); Wachovia BK NA TA for Freudenberg Pension Plan, 2 028900400,
301 N. Church St. P.O. Box 3073, Winston Salem, NC  27150-0001 (6%).

     As of February 15, 2001, the following entities owned of record or beneficially more than 5% or more of the outstanding shares of the Municipal
Income Fund: Class A Shares: Edward Jones & Co., Attn: Mutual Fund Shareholder,
201 Progress Pkwy, Maryland Heights, MO  63043-3009 (20%); Institutional Shares:
Goldman Sachs & Co., FBO Acct# 021030416, c/o Mutual Fund Ops, 85 Broad St, New
York, NY  10004-2434 (5%); A.G. Edwards Trust Co., Attn: Operations; P.O. Box
66734, St. Louis, MO  63166-6734 (12%).

     As of February 15, 2001, the following entities owned of record or beneficially more than 5% or more of the outstanding shares of the High Yield
Fund:  Institutional Shares: IBM Retirement Funds, Attn Alison Heffes, 3001
Summer St, Stamford, CT  06905-4317 (6%); Pennsylvania Public School Employee
Retirement System, Attn Christopher Kennedy, 32 Old Slip #20, New York, NY
10005-3504 (7%); PH Investments LLC, c/o Steve Love, GSAM, 32 Old Slip Fl 24,
New York, NY  10005-3504 (13%); Fibreboard Settlement Trust, Goldman Sacs Asset
Mgmt, Steve Love, 32 Old Slip #24, New York, NY  10005-3504 (10%).

     As of February 15, 2001, the following entities owned of record or beneficially more than 5% or more of the outstanding shares of the High Yield
Municipal Fund:  Institutional Shares: Goldman Sachs & Co., FBO Acct# 010080364,
c/o Mutual Fund Ops, 85 Board St, New York, NY  10004-2434.

                                      B-79

     As of February 15, 2001, the following entities owned of record or beneficially more than 5% or more of the outstanding shares of the Enhanced
Income Fund: Institutional Shares: Nexsi Corporation, Attn Fred Harrison, 1959
Concourse Dr., San Jose, CA  95131-1708 (19%); University of North Carolina, c/o
Steve Love, 32 Old Slip #24, New York, NY  10005-3504 (6%); Pacific Internet
Exchange Corp., Pihana Pacific Inc. 1100 Alakea St. Ste 3000, Honolulu, HI
96813-2841 (11%); Goldman Sachs & Co., FBO Acct# 021036397, c/o Mutual Fund Ops,
85 Broad St., New York, NY  10004-2434 (9%); WIT Soundview Corporation, Attn:
Jennifer Fleissner, 826 Broadway Fl. 6, New York, NY  10003-4826 (14%);
Bluekite.com, Neha Patel, 51 Federal St. Ste. 401, San Francisco, CA  94107-4151
(9%); Cosine Communications Inc., Attn Curtis Dudnick, 3200 Bridge Pkwy, Redwood
City, CA  94065-1169  (9%).

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.  Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter.  Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule
18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings.  In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of
Trustees (this method of voting being referred to as "dollar based voting").
However, to the extent required by the Act or otherwise determined by the
Trustees, series and classes of the Trust will vote separately from each other.
Shareholders of the Trust do not have cumulative voting rights in the election of Trustees.  Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings.  The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.  The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the
Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office; or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust.  The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders.  The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws

                                      B-80

or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof.  In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of
Trust without a shareholder vote.  However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii)
that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees").  Series
Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust.  The Series Trustees have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class.

Shareholder and Trustee Liability

     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of
Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the
Trustees. The Declaration of Trust provides for indemnification by the relevant
Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least
10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the
Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim.  The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the
Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the
Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                      B-81

                                 NET ASSET VALUE

     Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class.  All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00
p.m. New York time) on each Business Day.  The term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays.  The New York Stock Exchange is closed on the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day
(observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed.  In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees.
Portfolio securities, for which accurate market quotations are readily available, other than money market instruments, are valued via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a recognized pricing service.  Securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to be in accurate, will be valued based on bid-side broker quotations.  Securities for which the custodian bank is unable to obtain an external price as provided above or with respect to which the
Investment Adviser believes an external price does not reflect accurate market values, will be valued by the Investment Adviser in good faith based on valuation models that take into account spread and daily yield changes on government securities (i.e., matrix pricing).  Other securities are valued as follows: (a) overnight repurchase agreements will be valued at cost; (b) term repurchase agreements (i.e., those whose maturity exceeds seven days) and swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (c) debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; (d) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the
Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealers in such contracts); (e) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded if accurate quotations are readily available; and (f) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.

     All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank.  If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading).  In addition,
European or Far Eastern securities

                                      B-82

trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York
Stock Exchange will normally not be reflected in a Fund's next determined net asset value unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series.  The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust.  Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective
Funds or series except where allocations of direct expenses can otherwise be fairly made.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions.  Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the
Funds.  This summary is based on the laws in effect on the date of this
Additional Statement, which are subject to change.

General
-------

     Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code.  To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders.  As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

     There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the
Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income
(including but not limited to gains from options, futures and forward contracts)
derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items,
U.S. Government Securities, securities of other regulated  investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the  outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in  the securities of any one issuer (other than U.S. Government Securities and securities  of other regulated investment companies) or two or more issuers controlled by a
Fund and engaged in the same, similar or related trades or businesses.

                                      B-83

     Future Treasury regulations could provide that qualifying income under the
90% gross income test will not include gains from foreign currency transactions that are not directly related to the principal business of Core Fixed Income
Fund, Global Income Fund or High Yield Fund in investing in stock or securities or options and futures with respect to stock or securities.  Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fixed Income Fund, Global Income Fund or High Yield Fund or
anticipated to be acquired may not qualify as "directly related" under these tests.

     As a regulated investment company, a Fund will not be subject to U.S.
federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its
"investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest").  A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss).  However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount;
and (b) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For  U.S.
federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net  capital gain included in the shareholder's gross income.  Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income
(if any), net capital gain and any net tax-exempt interest.  Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Enhanced Income, Core Fixed Income Fund, Global Income
Fund and High Yield Fund and may therefore make it more difficult for these
Funds to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below.  However, these Funds generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources.  If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.  At October 31, 2000 the Funds had approximately the following amounts of capital loss carry forwards:

                                                                             Years of
                                               Amount                       Expiration
                                               ------                       ----------

Enhanced Income Fund                        $    30,594                             2008
Adjustable Rate Government Fund              51,458,376                        2001-2008
Short Duration Government Fund               19,387,082                        2002-2008
Short Duration Tax-Free Fund                  5,701,000                        2002-2008
Government Income Fund                        4,175,845                        2007-2008
Municipal Income Fund                         5,771,000                        2007-2008

                                      B-84

Core Fixed Income Fund                       10,774,612                        2007-2008
Global Income Fund                            7,505,436                        2007-2008
High Yield Fund                               2,694,305                        2006-2007
High Yield Municipal Fund                       114,000                             2008

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100%  of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax.  The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October,
November or December as of a record date in such a month that are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities.  Such a right to resell is commonly known as a "put" and is also referred to as a
"standby commitment."  The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available.  Additionally, the Tax
Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option.  The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-
interest dividends.  The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.
Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear.
However, the Investment Adviser intends to manage the Tax Exempt Funds'
portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses.  Certain of the futures contracts, forward contracts and options held by a Fund will be required to be
"marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair

                                      B-85

market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60%
long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed.
The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fixed Income Fund,
Global Income Fund and High Yield Fund.  Under these rules, foreign exchange gain or loss realized by these Funds with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-
denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.  If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years.
Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fixed
Income Fund's, Global Income Fund's or High Yield Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his or her shares and, once such basis is exhausted, generally giving rise to capital gains.

     Enhanced Income, Core Fixed Income, Global Income and High Yield Funds may
be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.  Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the IRS pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global
Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Global
Income Fund may or may not make this election for any particular taxable year.
Enhanced Income, Core Fixed Income and High Yield Funds will not satisfy the 50%
requirement described above and, therefore, will not make this election.
Enhanced Income, Core Fixed Income and High Yield Funds and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes.  Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by
Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same

                                      B-86

proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his or her entire taxable income.
For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources.  This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes.  As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election.  Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund; and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Enhanced Income, Core Fixed Income, Global Income or High Yield Funds
acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations
("passive foreign investment companies") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash.  Enhanced Income, Core Fixed Income, Global Income and High Yield Funds
may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts.  In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Investment in lower-rated securities may present special tax issues for a
Fund to the extent actual or anticipated defaults may be more likely with respect to such securities.  Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payment received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.  These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

                                      B-87

Taxable U.S. Shareholders - Distributions

     Tax Exempt Funds.  Each Tax Exempt Fund expects to qualify to pay "exempt-
interest dividends," as defined in the Code.  To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal
Securities whose interest is excluded from gross income under Section 103(a) of the Code.  In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels'
opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements.
Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt.  If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued.  In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.  The availability of tax-
exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation.  If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within
60 days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the
Code.  Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-
interest dividends. The recipient of tax-exempt income is required to report such income on his or her federal income tax return.  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a
Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt
Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-
interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     The Tax Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal.  Shares of the Tax Exempt Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code,
H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.  In addition, the Tax Exempt Funds may not be an appropriate investment for persons or entities that are
"substantial users" of facilities financed by private activity bonds or "related persons" thereof.  "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired.  "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners

                                      B-88

and an S corporation and its shareholders. A shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a
"substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund.

     All Funds.  Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares.  Taxable distributions include distributions from any Fund, including the Tax Exempt
Funds, that are attributable to (a) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons; or (b) capital gains from the sale of securities or other investments
(including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend,"
taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations.  The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days.  Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder's basis in his or her shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his or her shares as capital assets.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

     After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax-
exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of a Tax Exempt Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. federal income tax return.

                                      B-89

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders -- Sale of Shares

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing your tax basis, a shareholder should generally retain its account statements for the period that it held shares.) Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below.
Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.  All or a portion of a sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege.  Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend.  Also, any losses realized by shareholders who dispose of shares of the Tax-Exempt Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale"
rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding

     Each Fund will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code.  Under the backup withholding provisions of Code Section
3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number ("TIN") and with certain required certifications or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.
However, any taxable distributions from a Tax-Exempt Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95%
of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct.  If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.  If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the
Social Security Administration or the Internal revenue (IRS).  Backup withholding could apply to payments relating to a shareholder's account while it
is waiting receipt of a TIN.    Special rules apply for certain entities.  For
example, for an

                                      B-90

account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. Shareholders

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S.
domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty)
unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a
Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8
(i.e., W-8 BCN, W-8 ECI, W-8 IMY or W-8 EXI) or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges.  Also, non-U.S. shareholders may be subject to estate tax.  Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

State and Local Taxes

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business.  A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable
to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.  In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities.  Shareholders should consult their own tax advisers concerning these matters.

                             PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature.
Thirty-day yield and average annual total return values are computed pursuant to

                                      B-91

formulas specified by the SEC.  Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period.  Yield is then annualized by assuming that yield is realized each month for 12 months and is reinvested every six months.  Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and payment of any contingent deferred sales charge) at the end of the period.  This calculation assumes a complete redemption of the investment.  It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a
$1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.  The table set forth below indicates the total return (capital changes plus investment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge.  Investment at a lower sales charge would result in higher performance figures.  Total return calculations for Class B and
Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period.  Each Fund may also from time to time advertise total return on a cumulative, average, year-by-
year or other basis for various specified periods by means of quotations, charts, graphs or schedules.  In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV.  Any performance information which is based on a Fund's NAV per share would be reduced if any applicable sales charge were taken into account.  In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.  A Fund's performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Fund.

     The following table presents 30-day yield, tax equivalent yield (Short
Duration Tax-Free, Municipal Income and High Yield Municipal Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.

                                      B-92

     Thirty-day yield, tax equivalent yield (Short Duration Tax-Free, Municipal
Income and High Yield Municipal Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund.  Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period.
Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

     The average annual total return calculation reflects a maximum initial sales charge of 1.5% for Class A Shares of Enhanced Income Fund and Adjustable
Rate Government Fund; 2.0% for Class A Shares of Short Duration Government and
Short Duration Tax-Free Funds; and 4.5% for Class A Shares of Government Income,
Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and
High Yield Funds; the assumed deferred sales charge for Class B Shares (2%
maximum declining to 0% after three years for the Short Duration Government and
Short Duration Tax-Free Funds and 5% maximum declining to 0% after six years for the Government Income, Municipal Income, Core Fixed Income, Global Income, High
Yield Municipal and High Yield Funds); and the assumed deferred sales charge for
Class C Shares (1% if redeemed within 12 months of purchase).

     The Service Shares of Global Income Fund commenced operations on March 12,
1997; the Service Shares of Government Income and Municipal Income Funds
commenced operations on August 15, 1997. The Service Shares of these Funds had no operating or performance history prior thereto.  However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from that
Class's inception date (August 2, 1991, February 10, 1993 and July 20, 1993, respectively) to the inception dates of the Service Shares stated above.
Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge).  The performance records of the applicable Class A Shares reflect the expenses actually incurred by the Fund.
These expenses include any asset-based sales charges (i.e., fees under distribution and service plans) imposed and other operating expenses.  Total return quotations are calculated pursuant to SEC-approved methodology.

     The High Yield Municipal Fund and Enhanced Income Fund commenced operations on April 3, 2000, and August 2, 2000, respectively.

                                      B-93

                                      YIELD

                                             Investment Period
                                           30-Days Ended 10/31/00
                                           ----------------------
                                        SEC 30-Day       Pro-Forma
Fund                                      Yield            Yield(1)
----                                      -----            --------

Enhanced Income Fund
Class A Shares
    (assumes 1.5% sales charge)            5.79%            5.41%
  Institutional Shares                     6.43%            6.24%
  Administration Shares                     N/A              N/A

Adjustable Rate Government Fund
  Class A Shares
    (assumes 1.5% sales charge)            6.01%            6.01%
  Institutional Shares                     6.50%            6.50%
  Service Shares                           6.01%            6.01%

Short Duration Government Fund
  Class A Shares
    (assumes 2.0% sales charge)            6.13%            5.66%
  Class B Shares                           5.66%            5.18%
  Class C Shares                           5.50%            5.01%
  Institutional Shares                     6.67%            6.18%
  Service Shares                           6.16%            5.69%

Short Duration Tax-Free Fund
  Class A Shares
    (assumes 2.0% sales charge)            4.27%            3.52%
  Class B Shares                           3.75%            2.98%
  Class C Shares                           3.61%            2.85%
  Institutional Shares                     4.75%            3.99%
  Service Shares                           4.25%            3.48%

Government Income Fund
  Class A Shares
    (assumes 4.5% sales charge)            6.84%            6.21%
  Class B Shares                           6.40%            5.76%
  Class C Shares                           6.40%            5.75%
  Institutional Shares                     7.57%            6.92%
  Service Shares                           7.06%            6.41%

                                      B-94

                                     YIELD

                                             Investment Period
                                           30-Days Ended 10/31/00
                                           ----------------------
                                        SEC 30-Day       Pro-Forma
Fund                                      Yield            Yield(1)
----                                      -----            --------

Municipal Income Fund
Class A Shares
    (assumes 4.5% sales charge)             4.31%             3.83%
  Class B Shares                            3.77%             3.27%
  Class C Shares                            3.77%             3.27%
  Institutional Shares                      4.92%             4.41%
  Service Shares                             N/A               N/A

Core Fixed Income
  Class A Shares
    (assumes 4.5% sales charge)             5.80%             5.63%
  Class B Shares                            5.35%             5.15%
  Class C Shares                            5.35%             5.15%
  Institutional Shares                      6.52%             6.31%
  Service Shares                            6.01%             5.81%

Global Income Fund
  Class A Shares
    (assumes 4.5% sales charge)             3.61%             3.27%
  Class B Shares                            3.28%             2.92%
  Class C Shares                            3.28%             2.92%
  Institutional Shares                      4.43%             4.07%
  Service Shares                            3.93%             3.57%

High Yield Municipal Fund
  Class A Shares
    (assumes 4.5% sales charge)             5.40%             5.15%
  Class B Shares                            4.89%             4.63%
  Class C Shares                            4.90%             4.64%
  Institutional Shares                      6.06%             5.80%

High Yield Fund
  Class A Shares
   (assumes 4.5% sales charge)             10.91%            10.79%
  Class B Shares                           10.67%            10.54%
  Class C Shares                           10.66%            10.54%
  Institutional Shares                     11.86%            11.73%
  Service Shares                             N/A               N/A

                                      B-95

                               DISTRIBUTION RATE

                                                             Investment Period
                                                           30-Days Ended 10/31/00
                                                           ----------------------
                                                                               Pro-Forma
                                                         30-Day              Distribution
Fund                                                Distribution Rate           Rate(1)
----                                                -----------------           -------

Enhanced Income Fund
Class A Shares
     (assumes no sales charge)                           6.47%                  5.36%
  Institutional Shares                                   6.86%                  5.76%
  Administration Shares                                  6.50%                  5.40%

Adjustable Rate Government Fund
  Class A Shares
     (assumes no sales charge)                           6.10%                  6.10%
  Institutional Shares                                   6.49%                  6.49%
  Service Shares                                         5.99%                  5.99%

Short Duration Government Fund
  Class A Shares
     (assumes no sales charge)                           6.42%                  6.25%
  Class B Shares                                         5.85%                  5.52%
  Class C Shares                                         5.71%                  5.53%
  Institutional Shares                                   6.84%                  6.67%
  Service Shares                                         6.35%                  6.17%

Short Duration Tax-Free Fund
  Class A Shares
     (assumes no sales charge)                           3.92%                  3.53%
  Class B Shares                                         3.32%                  2.78%
  Class C Shares                                         3.17%                  2.78%
  Institutional Shares                                   4.32%                  3.93%
  Service Shares                                         3.83%                  3.44%

Government Income Fund
  Class A Shares
     (assumes no sales charge)                           6.14%                  5.75%
  Class B Shares                                         5.39%                  4.99%
  Class C Shares                                         5.39%                  5.00%
  Institutional Shares                                   6.55%                  6.16%
  Service Shares                                         6.05%                  5.66%

                                      B-96

                                                             Investment Period
                                                           30-Days Ended 10/31/00
                                                           ----------------------
                                                                               Pro-Forma
                                                         30-Day              Distribution
Fund                                                Distribution Rate           Rate(1)
----                                                -----------------           -------

Municipal Income Fund
  Class A Shares
     (assumes no sales charge)                           4.78%                  4.46%
  Class B Shares                                         4.03%                  3.71%
  Class C Shares                                         4.03%                  3.70%
  Institutional Shares                                   5.18%                  4.21%
  Service Shares                                         4.75%                  4.42%

Core Fixed Income
  Class A Shares
     (assumes no sales charge)                           6.18%                  6.17%
  Class B Shares                                         5.42%                  5.40%
  Class C Shares                                         5.41%                  5.40%
  Institutional Shares                                   6.57%                  6.33%
  Service Shares                                         6.07%                  6.05%

Global Income Fund
  Class A Shares
     (assumes no sales charge)                           4.14%                  3.79%
  Class B Shares                                         3.65%                  3.30%
  Class C Shares                                         3.65%                  3.30%
  Institutional Shares                                   4.82%                  4.47%
  Service Shares                                         4.30%                  3.95%

High Yield Municipal Fund
  Class A Shares
     (assumes no sales charge)                           6.03%                  5.76%
  Class B Shares                                         5.28%                  5.01%
  Class C Shares                                         5.28%                  5.01%
  Institutional Shares                                   6.42%                  6.16%

High Yield Fund
  Class A Shares
     (assumes no sales charge)                          10.26%                 10.23%
  Class B Shares                                         9.49%                  9.21%
  Class C Shares                                         9.50%                  9.48%
  Institutional Shares                                  10.65%                 10.63%
  Service Shares                                        10.15%                 10.12%

                                      B-97

                            TAX-EQUIVALENT YIELD(2)

                                                                Investment Period
                                                             30-Days Ended 10/31/00
                                                             ----------------------

                                                                              Pro-Forma
                                                    Tax-Equivalent         Tax-Equivalent
Fund                                                     Yield                Yield(1)
----                                                     -----                --------

Short Duration Tax-Free Fund(2)
Class A Shares
     (assumes no sales charge)                            7.07%                  5.83%
   Class B Shares                                         6.21%                  4.93%
   Class C Shares                                         5.98%                  4.72%
   Institutional Shares                                   7.86%                  6.61%
   Service Shares                                         7.04%                  5.76%

Municipal Income Fund(2)
   Class A Shares
     (assumes no sales charge)                            7.14%                  6.34%
   Class B Shares                                         6.24%                  5.41%
   Class C Shares                                         6.24%                  5.41%
   Institutional Shares                                   8.15%                  7.30%
   Service Shares                                           N/A                    N/A

High Yield Municipal Fund(2)
   Class A Shares
     (assumes no sales charge)                            8.94%                  8.53%
   Class B Shares                                         8.10%                  7.67%
   Class C Shares                                         8.11%                  7.68%
   Institutional Shares                                  10.03%                  9.60%

_______________________________

(1) Yield, distribution rate and tax equivalent yield if the applicable
    Investment Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
(2) The tax-equivalent rate of Short Duration Tax-Free Fund, Municipal Income
    Fund and High Yield Municipal Fund is computed based on the 39.6% federal income tax rate.

                   The above tables should not be considered a
                     representation of future performance.

                                      B-98

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                Average Annual
                                         ----------------------------------------------------------------------
                                         Investment    Investment               With Fee           Without Fee
                                         Date          Period                   Reductions         Reductions
               Fund                                                             and/or             and/or
                                                                                Expense            Expense
                                                                                Limitations        Limitations
                                         ----------------------------------------------------------------------
Enhanced Income Fund(1a)

Class A Shares
                                                       Period ended
     assumes 1.5% sales charge              8/2/00     10/31/00                     0.16%           (0.12%)
     assumes no sales charge                                                        1.66%            1.38%

  Institutional Shares                                                              1.76%            1.48%

  Administration Shares                                                             1.68%            1.40%

Adjustable Rate Government Fund

  Institutional Shares                     7/17/91(2a) ended 10/31/00               5.34%            5.24%

                                                       one year ended               5.65%            5.58%
                                           11/1/99     10/31/00

                                                       five years ended             5.67%            5.61%
                                           11/1/95     10/31/00

  Service Shares                           3/27/97(2b) ended 10/31/00               4.72%            4.69%

                                           11/1/99     one year ended               4.95%            4.88%
                                                       10/31/00

  Class A Shares                           5/15/95(2c) ended 10/31/00
     assumes 1.5% sales charge                                                      5.06%            4.86%
     assumes no sales charge                                                        5.35%            5.15%
                                           11/1/99     one year ended
                                                       10/31/00
     assumes 1.5% sales charge                                                      3.51%            3.44%
     assumes no sales charge                                                        5.12%            5.06%

                                      B-99

Short Duration Government Fund

  Institutional Shares               8/15/88(3a)    ended 10/31/00                  6.67%            6.32%

                                                    one year ended
                                     11/1/99        10/31/00                        5.85%            5.65%

                                                    five years ended
                                     11/1/95        10/31/00                        5.76%            5.49%

                                                    ten years ended
                                     11/1/90        10/31/00                        6.12%            5.86%

  Service Shares                     4/10/96(3b)    ended 10/31/00                  5.34%            5.10%

                                                    one year ended
                                     11/1/99        10/31/00                        5.32%            5.13%

  Class A Shares                     5/1/97(3c)     ended 10/31/00
     assumes 2.0% sales charge                                                      4.56%            4.22%
     assumes no sales charge                                                        5.17%            4.82%
                                                    one year ended
                                     11/1/99        10/31/00

     assumes 2.0% sales charge                                                      3.48%            3.29%
     assumes no sales charge                                                        5.65%            5.45%

  Class B Shares                     5/1/97(3c)     ended 10/31/00
     assumes sales charge                                                           4.54%            4.13%
     assumes no sales charge                                                        4.54%            4.13%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                           2.70%            2.35%
     assumes no sales charge                                                        4.80%            4.45%

  Class C Shares                     8/15/97(3d)    ended 10/31/00
     assumes sales charge                                                           3.99%            3.75%
     assumes no sales charge                                                        3.99%            3.75%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                           3.70%            3.50%
     assumes no sales charge                                                        4.76%            4.56%

                                     B-100

Short Duration Tax-Free Fund

  Institutional Shares               10/1/92(4a)    ended 10/31/00                  4.16%            3.63%

                                                    one year ended
                                     11/1/99        10/31/00                        4.34%            3.93%

                                                    five years ended
                                     11/1/95        10/31/00                        4.19%            3.62%

  Service Shares                     9/20/94(4b)    ended 10/31/00                  3.81%            3.31%

                                                    one year ended
                                     11/1/99        10/31/00                        3.72%            3.31%

                                                    five years ended
                                     11/1/95        10/31/00                        3.61%            3.07%

  Class A Shares                     5/1/974c       ended 10/31/00
   assumes 2.0% sales charge                                                        3.20%            2.56%
   assumes no sales charge                                                          3.79%            3.15%
                                                    one year ended
                                     11/1/99        10/31/00

   assumes 2.0% sales charge                                                        1.87%            1.47%
   assumes no sales charge                                                          3.93%            3.52%

  Class B Shares                     5/1/97(4c)     ended 10/31/00
     assumes sales charge                                                           3.16%            2.47%
     assumes no sales charge                                                        3.16%            2.47%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                           1.24%            0.68%
     assumes no sales charge                                                        3.31%            2.75%

  Class C Shares                     8/15/97(4d)    ended 10/31/00
     assumes sales charge                                                           2.68%            2.16%
     assumes no sales charge                                                        2.68%            2.16%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                           2.12%            1.71%
     assumes no sales charge                                                        3.15%            2.74%

Government Income Fund

  Class A Shares                     2/10/93(5a)    ended 10/31/00
     assume 4.5% sales charge                                                       5.73%            4.17%
     assumes no sales charge                                                        6.36%            4.79%

                                     B-101

                                                    one year ended
                                     11/1/99        10/31/00
     assumes 4.5% sales charge                                                      2.47%            2.06%
     assumes no sales charge                                                        7.33%            6.90%
                                                    five years ended
                                     11/1/95        10/31/00

     assumes 4.5% sales charge                                                      5.01%            4.18%
     assumes no sales charge                                                        5.98%            5.14%

  Class B Shares                     5/1/96(5b)     ended 10/31/00
     assumes sales charge                                                           5.26%            4.65%
     assumes no sales charge                                                        5.73%            5.12%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                           1.18%            0.75%
     assumes no sales charge                                                        6.45%            6.02%

  Class C Shares                     8/15/97(5c)    ended 10/31/00
     assumes sales charge                                                           4.91%            4.42%
     assumes no sales charge                                                        4.91%            4.42%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                           5.39%            4.96%
     assumes no sales charge                                                        6.46%            6.03%

  Institutional Shares               8/15/975c      ended 10/31/00                  6.04%            5.55%

                                                    one year ended
                                     11/1/99        10/31/00                        7.68%            7.25%

  Service Shares                     2/10/93(5c)    ended 10/31/00                  6.35%            4.82%

                                                    one year ended
                                     11/1/99        10/31/00                        7.62%            7.19%

                                                    five years ended
                                     11/1/95(5c)    10/31/00                        5.97%            5.19%

Municipal Income Fund

  Class A Shares                     7/20/93(6a)    ended 10/31/00
     assumes 4.5% sales charge                                                      4.43%            3.70%
     assumes no sales charge                                                        5.09%            4.35%

                                     B-102

                                                    one year ended
                                     11/1/99        10/31/00
     assumes 4.5% sales charge                                                      3.04%            2.69%
     assumes no sales charge                                                        7.87%            7.51%
                                                    five years ended
                                     11/1/95        10/31/00
     assumes 4.5% sales charge                                                      4.22%            3.68%
     assumes no sales charge                                                        5.19%            4.65%

  Class B Shares                     5/1/96(6b)     Ended 10/31/00
     assumes sales charge                                                           4.25%            3.87%
     assumes no sales charge                                                        4.71%            4.33%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                           1.86%            1.50%
     assumes no sales charge                                                        7.07%            6.71%

  Class C Shares                     8/15/97(6c)    ended 10/31/00
     assumes sales charge                                                           3.18%            2.79%
     assumes no sales charge                                                        3.18%            2.79%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                           6.01%            5.65%
     assumes no sales charge                                                        7.07%            6.71%

  Institutional Shares               8/15/97(6c)    ended 10/31/00                  4.32%            3.94%

                                                    one year ended
                                     11/1/99        10/31/00                        8.30%            7.94%

  Service Shares                     7/20/93(6c)    ended 10/31/00                  5.14%            4.42%

                                                    one year ended
                                     11/1/99        10/31/00                        7.98%            7.60%

                                                    five years ended
                                     11/1/95        10/31/00                        5.25%            4.75%

Core Fixed Income

  Institutional Shares               1/5/94(7a)     ended 10/31/00                  6.22%            5.85%

                                                    one year ended
                                     11/1/99        10/31/00                        6.90%            6.87%

                                     B-103

                                                    five years ended
                                     11/1/95        10/31/00                        6.11%            5.88%

  Service Shares                     3/13/967b      ended 10/31/00                  5.89%            5.71%

                                                    one year ended
                                     11/1/99        10/31/00                        6.37%            6.34%

  Class A Shares                     5/1/97(7c)     ended 10/31/00
   assumes 4.5% sales charge                                                        4.69%            4.43%
   assumes no sales charge                                                          6.08%            5.82%
                                                    one year ended
                                     11/1/99        10/31/00

   assumes 4.5% sales charge                                                        1.67%            1.64%
   assumes no sales charge                                                          6.48%            6.45%

  Class B Shares                     5/1/97(7c)     ended 10/31/00
     assumes sales charge                                                           4.39%            4.23%
     assumes no sales charge                                                        5.30%            5.14%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                           0.41%            0.38%
     assumes no sales charge                                                        5.69%            5.66%

  Class C Shares                     8/15/97(7d)    ended 10/31/00
     assumes sales charge                                                           4.60%            4.45%
     assumes no sales charge                                                        4.60%            4.45%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                           4.73%            4.70%
     assumes no sales charge                                                        5.80%            5.77%

Global Income Fund(8a)

  Class A Shares                     8/2/91(8b)     ended 10/31/00
     assumes 4.5% sales charge                                                      6.70%            6.36%
     assumes no sales charge                                                        7.24%            6.90%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes 4.5% sales charge                                                      0.84%            0.48%
     assumes no sales charge                                                        5.58%            5.20%
                                                    five years ended
                                     11/1/95        10/31/00

                                     B-104

     assumes 4.5% sales charge                                                      6.19%            5.79%
     assumes no sales charge                                                        7.17%            6.76%

  Class B Shares                     5/1/96(8c)     Ended 10/31/00
     assumes sales charge                                                           5.98%            5.65%
     assumes no sales charge                                                        6.43%            6.10%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                         (0.04)%          (0.33)%
     assumes no sales charge                                                        5.14%            4.77%

  Institutional Shares               8/1/95(8d)     ended 10/31/00                  8.30%            7.88%

                                                    one year ended
                                     11/1/99        10/31/00                        6.27%            5.90%

  Service Shares                     8/2/918e       ended 10/31/00                  7.34%            7.14%

                                                    one year ended
                                     11/1/99        10/31/00                        5.76%            5.38%

                                                    five years ended
                                     11/1/95        10/31/00                        7.35%            7.22%

  Class C Shares                     8/15/97(8f)    ended 10/31/00
     assumes sales charge                                                           5.23%            4.85%
     assumes no sales charge                                                        5.23%            4.85%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                           4.08%            3.71%
     assumes no sales charge                                                        5.13%            4.76%

High Yield Municipal Fund(9a)

  Class A Shares                     4/3/00         ended 10/31/00
     assumes 4.5% sales charge                                                      0.34%            0.18%
     assumes no sales charge                                                        5.06%            4.89%

  Class B Shares                     4/3/00         ended 10/31/00
     assumes sales charge                                                         (0.53)%          (0.69)%
     assumes no sales charge                                                        4.60%            4.44%

  Class C Shares                     4/3/00         ended 10/31/00
     assumes sales charge                                                           3.58%            3.42%
     assumes no sales charge                                                        4.60%            4.44%

  Institutional Shares               4/3/00         ended 10/31/00                  5.30%            5.13%

                                     B-105

High Yield Fund

  Class A Shares                     8/1/97(10a)    ended 10/31/00
     assumes 4.5% sales charge                                                      1.34%            1.17%
     assumes no sales charge                                                        2.78%            2.61%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes 4.5% sales charge                                                    (4.17)%          (4.21)%
     assumes no sales charge                                                        0.38%            0.33%

  Class B Shares                     8/1/97(10a)    ended 10/31/00
     assumes sales charge                                                           1.07%            0.99%
     assumes no sales charge                                                        2.02%            1.94%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                         (5.44)%          (5.48)%
     assumes no sales charge                                                      (0.48)%          (0.52)%

  Class C Shares                     8/15/97(10b)   ended 10/31/00
     assumes sales charge                                                           2.05%            2.01%
     assumes no sales charge                                                        2.02%            1.98%
                                                    one year ended
                                     11/1/99        10/31/00
     assumes sales charge                                                         (1.47)%          (1.52)%
     assumes no sales charge                                                      (0.48)%          (0.53)%

  Institutional Shares               8/1/97(10a)    ended 10/31/00                  3.17%            3.09%

                                                    one year ended
                                     11/1/99        10/31/00                        0.77%            0.73%

  Service Shares                     8/1/97(10a)    ended 10/31/00                  2.63%            2.52%

                                                    one year ended
                                     11/1/99        10/31/00                        0.15%            0.10%
_____________________________

1a   Class A, Institutional and Administration Shares of Enhanced Income Fund
     commenced operations on August 2, 2000.

2a   Institutional Shares of Adjustable Rate Government Fund commenced operations on July 17, 1991.

2b   Service Shares of Adjustable Rate Government Fund commenced operations on
     March 27, 1997.

2c   Class A shares of Adjustable Rate Government Fund commenced operations on
     May 15, 1995.

                                     B-106

3a   Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.

3b   Service Shares of Short Duration Government Fund commenced operations on
     April 10, 1996.

3c   Class A and Class B Shares of Short Duration Government Fund commenced operations on May 1, 1997.

3d   Class C Shares of Short Duration Government Fund commenced operations on
     August 15, 1997.

4a   Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.

4b   Service Shares of Short Duration Tax-Free Fund commenced operations on
     September 20, 1994.

4c   Class A and Class B Shares of Short Duration Tax-Free Fund commenced operations on May 1, 1997.

4d   Class C Shares of Short Duration Tax-Free Fund commenced operations on
     August 15, 1997.

5a   Class A Shares of Government Income Fund commenced operations on February
     10, 1993.

5b   Class B Shares of Government Income Fund commenced operations on May 1,
     1996.

5c   Class C, Institutional and Service Shares of Government Income Fund
     commenced operations on August 15, 1997. Performance data for Service
     Shares prior to August 15, 1997 is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since
     Service Shares are not subject to any sales charges). Performance of Class
     A Shares reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to
     Class A Shares which impact performance ratings and rankings for a class of shares.

6a   Class A Shares of Municipal Income Fund commenced operations on July 20,
     1993.

6b   Class B Shares of Municipal Income Fund commenced operations on May 1,
     1996.

6c   Class C, Institutional and Service Shares of the Municipal Income Fund
     commenced operations on August 15, 1997. Performance data for Service
     Shares prior to August 15, 1997 is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since
     Service Shares are not subject to any sales charges). Performance of Class
     A Shares reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to
     Class A Shares which impact performance ratings and rankings for a class of shares.

7a   Institutional Shares of Core Fixed Income Fund commenced operations on
     January 5, 1994.

7b   Service Shares of Core Fixed Income Fund commenced operations on March 13,
     1996.

7c   Class A and Class B Shares of Core Fixed Income Fund commenced operations on May 1, 1997.

7d   Class C Shares of Core Fixed Income Fund commenced operations on August 15,
     1997.

8a   On November 27, 1992, the maximum sales charge was changed from 3% to 4.5%
     of the offering price. All performance figures in this table incorporate the sales charge currently in effect.

8b   Class A Shares of Global Income Fund commenced operations on August 2,
     1991.

8c   Class B Shares of Global Income Fund commenced operations on May 1, 1996.

8d   Institutional Shares of Global Income Fund commenced operations on August
     1, 1995.

                                     B-107

8e   Service Shares of Global Income Fund commenced operations on March 12,
     1997. Performance data for Service Shares prior to March 12, 1997 is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges.) Performance of Class A Shares reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service
     Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

8f   Class C Shares of Global Income Fund commenced operations August 15, 1997.

9a   Class A, Class B, Institutional and Service Shares of High Yield Municipal
     Fund commenced operations on April 3, 2000.

10a  Class A, Class B, Institutional and Service Shares of High Yield Fund
     commenced operations on August 1, 1997.

10b  Class C Shares of High Yield Fund commenced operations on August 15, 1997.

The above table should not be considered a representation of future performance.

     Occasionally, statistics may be used to specify a Fund's volatility or risk.  Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index.  One measure of volatility is beta.  Beta is the volatility of a fund relative to the total market.  A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time.  The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., iMoneyNet, Inc.'s Money Fund Report,  Barron's, The
-------------------------  -----------------------------------   --------  ---
Wall Street Journal, Weisenberger Investment Companies Service, Business Week,
-------------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

     In addition, Enhanced Income, Adjustable Rate Government Fund, Government
Income Fund and Short Duration Government Fund may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index; (b)
Shearson Lehman Government Index; (c) Merrill Lynch 1-3 Year Treasury Index; (d)
Merrill Lynch 2-Year Treasury Curve Index; (e) the Salomon Brothers Treasury
Yield Curve Rate of Return Index; (f) the Payden & Rygel 2-Year Treasury Note
Index; (g) 1 through 3 year U.S. Treasury Notes; (h) constant maturity U.S.
Treasury yield  indices; (i) the Consumer Price Index; (j) the London Interbank
Offered Rate; (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper; and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

     Enhanced Income, Short Duration Tax-Free Fund, Municipal Income Fund and
High Yield Municipal Fund may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services,
Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund

                                     B-108

Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers
Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total
Rate of Return Indices; (d) Bond Buyer Indices; (e) iMoneyNet, Inc.'s Money Fund
Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

     Enhanced Income Fund, Core Fixed Income Fund, Global Income Fund and High
Yield Fund may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical
Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and
Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual
Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c)
the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the
Salomon Brothers' World Bond Index (which measures the total return in U.S.
dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman
Brothers Aggregate Bond Index or its component indices; (g) the Standard &
Poor's Bond Indices (which measure yield and price of corporate, municipal and
U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i)
other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j)  historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston
Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette
Securities Corporation; and (k) iMoneyNet, Inc.'s Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

     The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio.  These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports
(including the investment composition of a Fund), as well as the views of
Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals.  Such information may address:

 .    cost associated with aging parents;

 .    funding a college education (including its actual and estimated cost);

                                     B-109

 .    health care expenses (including actual and projected expenses);

 .    long-term disabilities (including the availability of, and coverage provided by, disability insurance);

 .    retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

 .    asset allocation strategies and the benefits of diversifying among asset classes;

 .    the benefits of international and emerging market investments;

 .    the effects of inflation on investing and saving;

 .    the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

 .    measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e., Lehman
     Government Bond Index, Standard and Poor's 500, iMoneyNet, Inc.'s Money
     Fund Average/All Taxable Index) over varying periods of time;

 .    Credit ratings of domestic government bonds in various countries;

 .    Price volatility comparisons of types of securities over different periods of time; or

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman
Sachs' research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations.  Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic

                                     B-110

tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a
Fund.  Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance.  Total return, 30-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors.  The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.  The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Performance quotations will be calculated separately for each class of shares in existence.  Because each class of shares is subject to different expenses, the performance of each class of shares of a Fund will differ.

                                OTHER INFORMATION

     As stated in the Prospectuses, the Trust may authorize Service
Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders.
These institutions may receive payments from the Trust or Goldman Sachs for their services.  Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and
other financial intermediaries ("Intermediaries") in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. These payments ("Additional Payments") would be in addition to the payments by the
Funds described in the Funds' Prospectuses and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the
Prospectus.  These Additional Payments may take the form of "due diligence"
payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds;
"listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances.  In addition, the Investment
Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder administration, servicing and processing fees paid by the Funds.  The Additional Payments made by the Investment Adviser,
Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the
Intermediary involved, and may be different for different Intermediaries.
Furthermore, the Investment Adviser, Distributor and/or their

                                     B-111

affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1%
of the net asset value of the Fund during any 90- day period for any one shareholder.  Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash)
from such Fund.  The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share.  See "Net Asset Value."  If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each
Fund may be suspended for more than seven days for any period during which the
New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the
SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.
(The Trust may also suspend or postpone the recommendation of the transfer of shares upon the occurrence of any of the foregoing conditions).

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the
1933 Act with respect to the securities offered by the Prospectuses.  Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC.
The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration
Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The audited financial statements and related report of Ernst & Young LLP, independent public accountants, contained in each Fund's 2000 Annual Report are hereby incorporated by reference. The financial statements in each Fund's Annual
Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements and financial highlights included in the Annual Report for each Fund for periods ending on or before October 31, 1999 were audited by
Arthur Andersen LLP, the Funds' prior independent auditors. The report of Arthur
Andersen LLP dated December 10, 1999 on the Funds' financial statements included in each Fund's Annual Report to Shareholders for fiscal periods ended October
31, 1999, is also incorporated by reference herein. A copy of the Annual Reports may be obtained without charge by

                                     B-112

writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by
calling Goldman, Sachs & Co., at the telephone number on the back cover of each
Fund's Prospectus. No other portions of the Funds' Annual Reports are incorporated herein by reference.

                     OTHER INFORMATION REGARDING PURCHASES,
                      REDEMPTIONS, EXCHANGES AND DIVIDENDS
            (Class A Shares, Class B Shares and Class C Shares Only)

     The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends."  Please see the
Prospectus for more complete information.

Other Purchase Information
--------------------------

     The sales load waivers on the Funds' shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

     If shares of a Fund are held in a "street name" account with an Authorized
Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized
Dealer, and not by the Fund and its Transfer Agent.  Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.  The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation - (Class A)
---------------------------------

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the
Funds and Class A Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount.  For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the
Government Income Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of more than $100,000).  Class A Shares purchased without the imposition of a sales charge and shares of another class of the Funds may not be aggregated with Class
A Shares purchased subject to a sales charge.  Class A Shares of the Funds and any other Goldman Sachs Fund purchased (a) by an individual, his spouse and his children; and (b) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the  applicable sales charge level.  For purposes of applying the right of accumulation, (i) shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of
Goldman Sachs will be combined with Class A Shares held by all other Private
Client Services accounts, and (ii) shares of the Funds and any other Goldman
Sachs Fund purchased by an existing client of Goldman.com will be combined with
Class A shares and other assets held in the client's Goldman.com account.  In addition, Class A Shares of the Funds and Class A Shares of any other Goldman
Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible

                                     B-113

persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions:
(a) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (b) notification to the
Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (a) your employee has been assigned a cumulative discount number by Goldman Sachs; and (b) your account, alone or in combination with the accounts of other plan participants also invested in Class A shares of the Goldman Sachs Funds totals the requisite aggregate amount as described in the Prospectuses.

Statement of Intention - (Class A)
----------------------------------

     If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Enhanced Income and Adjustable Rate Government Funds and $250,000 in the
case of Short Duration Government and Short Duration Tax-Free Funds), not
counting reinvestments of dividends and distributions, of Class A Shares of a
Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement").
Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time.  The shareholder or his Authorized Dealer must inform
Goldman Sachs that the Statement is in effect each time shares are purchased.
There is no obligation to purchase the full amount of shares indicated in the
Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class
A Shares purchased within 90 days before submitting the Statement.  The
Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested.  For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions
-------------------------------------------------

     Shareholders may receive dividends and distributions in additional shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Shares of the Prime
Obligations Fund or the Tax-Exempt Diversified Fund, if they hold Class A Shares of a Fund, or ILA Class B or Class C Shares of the Prime Obligations Fund, if
they hold Class B or Class C Shares of a Fund (the "ILA Funds").

     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.

                                     B-114

Automatic Exchange Program
--------------------------

     A shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund into an identical account of another Fund or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied.  A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs
Fund.

Class C Exchanges
-----------------

     As stated in the Prospectus, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year.  When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on
Class C Shares that have been beneficially owned by the Authorized Dealer's customers for at least ten years, those Class C Shares may be exchanged for
Class A Shares (which bear a lower distribution fee) of the same Fund at their relative NAV without a sales charge in recognition of the reduced payment to the
Authorized Dealer.

Systematic Withdrawal Plan
--------------------------

     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000.  The
Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the
Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment.  The Systematic
Withdrawal Plan may be terminated at any time.  Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days written notice to the shareholder.  Withdrawal payments should not be considered to be dividends, yield or income.  If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.  The maintenance of a withdrawal plan concurrently with purchases of additional Class
A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a contingent deferred sales charge ("CDSC") on redemptions of Class A, Class B and Class C
Shares.  The CDSC applicable to Class B and Class C Shares redeemed under a systematic withdrawal plan may be waived.  See "Shareholder Guide" in the
Prospectus.  In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes.  A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

                                     B-115

Offering Price of Class A Shares
--------------------------------

     Class A Shares of Government Income, Municipal Income, Core Fixed Income,
Global Income, High Yield Municipal and High Yield Funds are sold at a maximum sales charge of 4.5%, Enhanced Income Fund and Adjustable Rate Government Fund
at 1.5% and Short Duration Government and Short Duration Tax-Free Funds at 2%.
Using the offering price as of October 31, 2000, the maximum offering price of the Class A shares of each Fund's shares then in existence would be as follows:

                                      Net Asset                Maximum              Offering Price
                Fund                    Value               Sales Charge              to Public
                ----                    -----               ------------              ---------

Enhanced Income                          $10.15                   1.5%                    $10.15
Adjustable Rate Government                 9.56                   1.5%                      9.71
Short Duration Government                  9.49                   2.0%                      9.68
Short Duration Tax-Free                    9.94                   2.0%                     10.14
Government Income                         13.84                   4.5%                     14.49
Municipal Income                          14.48                   4.5%                     15.16
Core Fixed Income                          9.52                   4.5%                      9.47
Global Income                             14.68                   4.5%                     15.37
High Yield Municipal                      10.18                   4.5%                     10.66
High Yield                                 8.18                   4.5%                      8.57

                         DISTRIBUTION AND SERVICE PLANS
            (Class A Shares, Class B Shares and Class C Shares Only)

     Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the
Act.

     The Plans for each Fund (other than Enhanced Income Fund) were most recently approved on April 25, 2000 by a majority vote of the Trustees of the
Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans. The Plans were initially so approved for Enhanced Income Fund on August 1, 2000.

     The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75% per annum of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Fund.

     Under the Plans for Class A (Global Income Fund only), Class B and Class C
Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each
Fund's average daily net assets attributable to Class A, Class B or Class C
Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the
NASD.

                                     B-116

     Currently, Goldman Sachs has voluntarily agreed to limit distribution and service fees pursuant to the Plan to .85% of the average daily net assets attributable to Class B Shares of the Short Duration Government and Short
Duration Tax-Free Funds. Goldman Sachs may modify or discontinue such limitation in the future at its discretion.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs.
If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements.  The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman
Sachs as distributor to entities which provide financing for payments to
Authorized Dealers in respect of sales of Class A, Class B and Class C Shares.
To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the
Funds' Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Fund's Class A,
Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the
Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until May 1, 2001 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested
Trustees of the Trust who have no direct or indirect financial interest in the
Plans.  The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and share class.  All material amendments of a Plan must also be approved by the
Trustees of the Trust in the manner described above.  A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the applicable Fund and share class.  If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman
Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures.  So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust.  The
Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A,
Class B and Class C shareholders.

                                     B-117

For the fiscal years ended October 31, 2000, 1999, and 1998, each Fund paid
Goldman Sachs the following distribution and service fees under the Class A
Plan:

Fund                                    2000           1999         1998
----                                    ----           ----         ----

Enhanced Income Fund(1)           $    1,236       $    N/A    $     N/A

Adjustable Rate Government
  With fee waivers                    67,875         83,944      114,701
  Without fee waivers                 67,875         83,944      217,577

Short Duration Government(2)
  with fee waivers                   101,833        132,906       61,613
  without fee waivers                101,833        132,906      111,382

Short Duration Tax-Free(2)
  with fee waivers                    50,891         55,585       28,662
  without fee waivers                 50,891         55,585       53,564

Government Income
  with fee waivers                $  192,067        215,650      242,829
  without fee waivers                192,067        215,650      462,183

Municipal Income
  with fee waivers                $  204,901        233,311      198,110
  without fee waivers                204,901        233,311      376,793

Core Fixed Income
  with fee waivers                $  201,757        142,505       82,043
  without fee waivers                201,757        142,505      152,462

Global Income
  with fee waivers                $1,357,715      1,269,380      844,319
  without fee waivers              1,357,715      1,269,380      902,695

High Yield Municipal
  with fee waivers                $  115,302            N/A          N/A
  without fee waivers                115,302            N/A          N/A

High Yield
  with fee waivers                $1,222,391      1,245,873      962,496
  without fee waivers              1,222,391      1,245,873    1,844,618

______________________

1    Enhanced Income Fund commenced operations on August 2, 2000.
2    High Yield Municipal Fund commenced operations on April 3, 2000.

                                     B-118

     During the fiscal year ended October 31, 2000, Goldman Sachs incurred the following distribution expenses under the Class A Plan on behalf of
     Enhanced Income, Adjustable Rate Government, Short Duration Government,
     Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed
     Income, Global Income, High Yield Municipal and High Yield Funds.

                                                                                     Printing and
                                                  Compensation                        Mailing of     Preparation and
                                                and Expenses of      Allocable     Prospectuses to   Distribution of
                                                the Distributor      Overhead,        Other than          Sales
    Fiscal Year ended         Compensation to    and Its Sales     Telephone and       Current        Literature and
    October 31, 2000             Dealers(1)        Personnel      Travel Expenses    Shareholders      Advertising
    ----------------          ---------------  ---------------    ---------------    ------------    ---------------

Enhanced Income Fund(2)            $    131        $   39,581         $ 88,605           $   398          $ 13,377

Adjustable Rate
  Government Fund                    43,279           252,681          224,853            12,066            75,233

Short Duration
  Government Fund                   274,060           147,851          156,501             9,085            48,949

Short Duration
  Tax-Free Fund                      92,289           132,496          133,199             6,056            39,468

Government Income Fund              339,864           242,084          237,878            11,190            68,584

Municipal Income Fund               211,893           179,408          149,704             8,225            47,068

Core Fixed Income Fund              251,149           259,304          244,192            13,956            74,859

Global Income Fund                  562,189           604,537          476,150            21,849           142,310

High Yield Municipal
Fund(3)                             221,235           308,129          315,297             9,078           107,649

High Yield Fund                     827,543         1,717,072          680,080            40,728           222,884

---------------------
1    Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.
2    Enhanced Income Fund commenced operations on August 2, 2000.
3    High Yield Municipal Fund commenced operations on April 3, 2000.

                                     B-119

  For the fiscal years ended October 31, 2000, October 31, 1999 and October 31,
  1998, each Fund paid Goldman Sachs the following distribution and service fees under the Class B Plan:

                                                  >
  Fund                                                          2000                     1999                    1998
  ----                                                          ----                     ----                    ----
Short Duration Government(1)
  with fee waivers                                          $ 60,746                 $ 47,049                $ 20,328
  without fee waivers                                         69,858                   55,049                  23,889

Short Duration Tax-Free(1)
  with fee waivers                                            18,875                   13,715                   2,502
  without fee waivers                                         21,706                   15,715                   2,943

Government Income
  with fee waivers                                           178,660                  187,747                 119,856
  without fee waivers                                        178,660                  187,747                 119,856

Municipal Income
  with fee waivers                                            87,925                   83,700                  37,316
  without fee waivers                                         87,925                   83,700                  37,316

Core Fixed Income(1)
  with fee waivers                                           137,237                  122,578                  31,187
  without fee waivers                                        137,237                  122,578                  31,187

Global Income
  with fee waivers                                           190,559                  120,645                  54,794
  without fee waivers                                        190,559                  120,645                  54,794

High Yield Municipal(2)
  with fee waivers                                            44,922                      N/A                     N/A
  without fee waivers                                         44,922                      N/A                     N/A

High Yield
  with fee waivers                                           391,902                  373,154                 216,018
  without fee waivers                                        391,902                  373,154                 216,018

________________________

(1)  Class B Shares of Short Duration Government, Short Duration Tax-Free and
     Core Fixed Income Funds commenced operations on May 1, 1997.

(2)  High Yield Municipal Fund commenced operations on April 3, 2000.

                                     B-120

     During the fiscal year ended October 31, 2000, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan on behalf of each Fund.
                                                                                                   Preparation
                                                                              Printing and             and
                                         Compensation and     Allocable        Mailing of         Distribution
                                          Expenses of the     Overhead,       Prospectuses          of Sales
                                          Distributor and     Telephone       to Other than        Literature
 Fiscal Year ended      Compensation         Its Sales        and Travel         Current               and
  October 31, 2000      To Dealers(1)        Personnel         Expenses       Shareholders         Advertising
--------------------  -----------------  -----------------  --------------  -----------------  -------------------

Short Duration
 Government Fund              $ 94,934             $20,635         $24,221             $1,308              $ 7,470

Short Duration
 Tax-Free Fund                  13,780              11,690          12,634                553                3,639

Government Income
 Fund                          311,861              46,262          53,178              2,607               15,576

Municipal Income
 Fund                          118,244              15,317          15,904                841                4,912

Core Fixed Income
 Fund                          203,656              37,215          39,605              2,279               12,371

Global Income Fund             232,462              29,470          32,477              1,451                9,650

High Yield Municipal
Bond Fund(2)                    26,409              20,933          29,672                909               10,866

High Yield Fund                547,713              46,154          46,653              2,822               15,212

-----------------------

1    Advance commissions paid to dealers of 2% in the case of the Short Duration
     Government and Short Duration Tax-Free Funds and 4% in the case of all other Funds on Class B Shares are considered deferred assets which are amortized over a period of six years; amounts presented above reflect amortization expense recorded during the period presented.

2    The High Yield Municipal Fund commenced operations on April 3, 2000.

                                     B-121

   For the fiscal years ended October 31, 2000, October 31, 1999 and October 31,
   1998, each Fund paid Goldman Sachs the following distribution and service fees under the Class C Plan:

Fund                                                  2000                  1999               1998
----                                                  ----                  ----               ----

Short Duration Government
  with fee waivers                                $ 66,246              $ 67,893            $18,510
  without fee waivers                               66,246                67,893             18,510

Short Duration Tax-Free
  with fee waivers                                  16,872                28,417             12,339
  without fee waivers                               16,872                28,417             12,339

Government Income
  with fee waivers                                  77,509               104,190             37,728
  without fee waivers                               77,509               104,190             37,728

Municipal Income
  with fee waivers                                  35,516                42,230             12,574
  without fee waivers                               35,516                42,230             12,574

Core Fixed Income
  with fee waivers                                  63,731                71,888             30,651
  without fee waivers                               63,731                71,888             30,651

Global Income
  with fee waivers                                  65,023                70,592             22,140
  without fee waivers                               65,023                70,592             22,140

High Yield Municipal(1)
  with fee waivers                                  43,928                   N/A                N/A
  without fee waivers                               43,928                   N/A                N/A

High Yield
  with fee waivers                                 104,308               105,762             63,597
  without fee waivers                              104,308               105,762             63,597
________________________

(1)  The High Yield Municipal Fund commenced operations on April 3, 2000.

                                     B-122

     During the fiscal year ended October 31, 2000, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan on behalf of each Fund.

                                                                                    Printing and
                                              Compensation and     Allocable         Mailing of
                                               Expenses of the     Overhead,      Prospectuses to      Preparation and
                                               Distributor and   Telephone and       Other than        Distribution of
Fiscal Year ended           Compensation to       Its Sales          Travel           Current          Sales Literature
 October 31, 2000              Dealer(1)          Personnel         Expenses        Shareholders       and Advertising
 ----------------              ---------          ---------         --------        ------------       ---------------

Short Duration Government
 Fund                            $80,218            $22,904         $26,101              $1,411               $ 8,136

Short Duration Tax-Free
 Fund                             18,503             11,901          12,271                 576                 3,677

Government Income Fund            77,867             20,593          23,117               1,163                 6,740

Municipal Income Fund             35,982              6,190           6,368                 335                 1,972

Core Fixed Income Fund            49,756             17,481          18,343               1,070                 5,752

Global Income Fund                57,254             10,586          10,951                 524                 3,331

High Yield Municipal
 Fund(2)                          39,282             20,199          28,757                 883                10,476

High Yield Fund                   98,160             12,274          12,417                 776                 4,106

-----------------------
1    Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

2    The High Yield Municipal Fund commenced operations on April 3, 2000.

                                     B-123

                SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
                             (Service Shares Only)

     Each Fund (other than the Enhanced Income Fund) has adopted a service plan and a separate shareholder administration plan (the "Plans") with respect to its
Service Shares which authorize it to compensate Service Organizations for providing personal and account maintenance services and certain shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, a Fund will enter into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements").  Under such Service Agreements, the
Service Organizations may perform some or all of the following services:

          (a) Personal and account maintenance services, including: (i)
     providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Service Organization's customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Service Organization's premises; and (vi)
     assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service
     Organization.

          (b) Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the
     Service Shares beneficially owned by the Service Organization's customers;
     (ii) establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing customer orders to purchase, redeem and exchange Service Shares; (iv)
     receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) processing dividend payments on behalf of customers; and (vi) performing other related services which do not constitute "any activity which is primarily intended to result in the sale of shares" within the meaning of Rule 12b-1 under the
     Investment Company Act of 1940, as amended (the "1940 Act") or "personal and account maintenance services" within the meaning of the National
     Association of Securities Dealers, Inc.'s Conduct Rules.

     As compensation for such services, a Fund will pay each Service
Organization a service fee in an amount up to 0.25% (on an annualized basis) for personal and account maintenance services plus an additional 0.25% (annualized)
for shareholder administration services of the average daily net assets of the
Service Shares of such Fund attributable to or held in the name of such Service
Organization.  For the fiscal years ended October 31, 2000, October 31, 1999, and October 31, 1998, fees were paid by the Funds to Service Organizations under
Servicing Agreements as follows:

                                     B-124

Fund(1)                                                       2000            1999            1998
-------                                                       ----            ----            ----

Adjustable Rate Government                                 $ 2,324         $ 3,765         $ 2,702
Short Duration Government                                   31,548          31,877          23,540
Short Duration Tax-Free                                        593           6,221           2,142
Government Income                                            1,741              45             N/A
Municipal Income                                                 7               7             N/A
Core Fixed Income                                           43,414          34,419          39,455
Global Income                                                7,615           4,708             885
High Yield Municipal(2)                                        N/A             N/A             N/A
High Yield                                                   2,154           2,011             624
_________________________
(1)  Enhanced Income Fund currently does not offer Service Shares.

(2)  High Yield Municipal Fund commenced operations on April 3, 2000.

     Each Fund has adopted its service plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service
Organizations pursuant to the Service Agreements might violate the Act.  Rule
12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares.  In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule.  The Trust believes that fees paid for the services provided in the service plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares.  However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the service plan.  The shareholder administration plan has not been adopted pursuant to Rule 12b-1 under the Act.

     Conflict of interest restrictions (including the Employee Retirement Income
Security Act of 1974, as amended) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund.  Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the
Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Funds.  In addition, under some state securities laws, banks and other financial institutions purchasing
Service Shares on behalf of their customers may be required to register as dealers.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund's Plans and Service Agreements (other than the
Enhanced Income Fund) at a meeting called for the purpose of voting on such
Plans and Service Agreements on January 30, 2001.  The Enhanced Income Fund does not offer Service Shares.  The Plans and Service Agreements will remain in effect until May 1, 2001, and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.  The service plan may not be amended (but the shareholder administration plan may be amended) to increase materially the amount to be spent for the services described therein without

                                     B-125

approval of the shareholders of the affected Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. The Plans may be terminated at any time by a majority of the
Board of Trustees as described above or by vote of a majority of the outstanding
Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of
Trustees as described above or by a vote of a majority of the outstanding
Service Shares of the affected Fund on not more than 60 days' written notice to any other party to the Service Agreements.

     The Service Agreements will terminate automatically if assigned.  So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's
Nominating Committee, which consists of all of the non-interested members of the
Board of Trustees.  The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares.

                                     B-126

                              ADMINISTRATION PLAN
                          (Administration Shares Only)

     The Enhanced Income Fund has adopted an administration plan (the "Plan")
with respect to its Administration Shares which authorizes it to compensate
Service Organizations for providing certain account administration services to their customers who are beneficial owners of such Shares.  Pursuant to the Plan, the Fund enters into agreements with Service Organizations which purchase
Administration Shares on behalf of their customers ("Service Agreements").
Under such Service Agreements the Service Organizations may agree to perform some or all of the following services:  (a) act, directly or through an agent, as the shareholder of record and nominee for customers; (b) maintain account records for customers who beneficially own Administration Shares of the Fund;
(c) receive and transmit, or assist in receiving and transmitting, funds for purchases and redemptions; (d) provide facilities to answer questions and handle correspondence from customers regarding their accounts; and (e) issue, or assist in issuing, confirmations for transactions in shares by customers.  As compensation for such services, the Fund will pay each Service Organization an account administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund attributable to or held in the name of such Service Organization.

     For the fiscal period ended October 31, 2000, no fees were paid by the
Enhanced Income Fund under the Plan.

     Conflict of interest restrictions (including the Employee Retirement Income
Security Act of 1974, as amended) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Administration Shares of the Fund.  Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or
the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Administration Shares of the Fund.  In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements (the
"Non-Interested Trustees"), initially voted to approve the Plan and Service
Agreements with respect to the Fund at a meeting called for the purpose of voting on such Plan and Service Agreements on April 26, 2000.  The Plan and
Service Agreements will remain in effect until May 1, 2001 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Plan may not be made, unless approved by the Board of Trustees in the manner described above.  The Plan may be terminated at any time by a majority of the
Non-Interested Trustees as described above or by vote of a majority of the
Fund's outstanding Administration Shares.  The Service Agreements may be
terminated at any time, without payment of any penalty, by a vote of a majority of the Non-Interested Trustees as described above or by a vote of a majority of the outstanding Administration Shares of the Fund on not more than 60 days'
written notice to any other party to the Service Agreements.  The Service
Agreements will terminate automatically if

                                     B-127

assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the
Plan will benefit the Fund and the holders of its Administration Shares.

                                     B-128

                                   APPENDIX A

Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong.
Within this category, certain obligations are designated with a plus sign (+).
This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                      1-A

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate;
however, near-term adverse changes could result in a reduction to non-investment grade.

                                      2-A

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                                      3-A

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment.
The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-
term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable

                                      4-A

over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree.
Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa".  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely

                                      5-A

payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met; however, capacity for continued
payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                                      6-A

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc.
for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality.
Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                      7-A

                                   APPENDIX B

                   BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client's interests always come first.  Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation.  If any of these is ever diminished, the last is the most difficult to restore.  We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake.
Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems.  We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job.  Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places.  We have yet to find limits to the responsibility that our best people are able to assume.  Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do.  While individual creativity is always encouraged, we have found that team effort often produces the best results.  We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations.  We think that this is an important part of our success.

     Our profits are a key to our success.  They replenish our capital and attract and keep our best people.  It is our practice to share our profits generously with all who help create them.  Profitability is crucial to our future.

     We consider our size an asset that we try hard to preserve.  We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain

                                       1-B

the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs.  We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships.  To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships.  However, we must always be fair to competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business.  We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                       2-B

                   GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
                           AND SECURITIES ACTIVITIES

Goldman Sachs is a leading financial services firm traditionally known on Wall
Street and around the world for its institutional and private client service.

 .    With fifty offices worldwide Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

 .    The number one underwriter of all international equity issues from 1989-
     1999.

 .    The number one lead manager of U.S. common stock offerings from 1989-1999.*

 .    The number one lead manager for initial public offerings (IPOs) worldwide
     (1989-1999).

*    Source: Securities Data Corporation. Common stock ranking excludes REITS,
     -----------------------------------
     Investment Trusts and Rights.

                                       3-B

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman, Sachs & Co. joins New York Stock Exchange

1906      Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925      Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956      Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970      Goldman, Sachs & Co. opens London office

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman, Sachs & Co. takes Microsoft public

1988      Goldman Sachs Asset Management is formally established

1991      Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Goldman Sachs Asset Management introduces Global Tactical Asset
          Allocation Program

          Dow Jones Industrial Average breaks 5000

1996      Goldman, Sachs & Co. takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

          Goldman Sachs Asset Management increases assets under management by
          100% over 1996

                                       4-B

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under management

     Dow Jones Industrial Average breaks 9000

1999 Goldman Sachs becomes a public company

     Goldman Sachs Asset Management launches the Goldman Sachs Internet
     Tollkeeper Fund; becomes the year's second most successful new fund launch

2000 Goldman Sachs Research Select Fund launches; first day sales are the highest ever for any Goldman Sachs Fund

                                       5-B

                                   APPENDIX C

                             Statement of Intention
                       (applicable only to Class A Shares)

     If a shareholder anticipates purchasing within a 13-month period Class A
Shares of a Fund alone or in combination with Class A Shares of another Goldman
Sachs Fund in the amount of $100,000 or more in the case of the Government
Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal
and High Yield Funds; $250,000 or more in the case of the Short Duration
Government and Short Duration Tax-Free Funds; and $500,000 or more in the case of the Enhanced Income Fund and Adjustable Rate Government Fund, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the
Statement of Intention in the Account Application.  Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased.  Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application.  The investor makes no commitment to purchase additional shares, but if the investor's purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                                Escrow Agreement

     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor's name.  All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order.  When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained.  If the investor does not within
20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference.  Shares remaining after any such redemption will be released by the Transfer Agent.

                                      1-C